UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds Annual Report

December 31, 2017

Alternatives Funds

Lazard Enhanced Opportunities Portfolio

Lazard Fundamental Long/Short Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.
Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to https://www.lazardassetmanagement.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
5	Performance Overviews
7	Information About Your Portfolio’s Expenses
9	Portfolio Holdings Presented by Sector
10	Portfolios of Investments
10	Lazard Enhanced Opportunities Portfolio
16	Lazard Fundamental Long/Short Portfolio
19	Notes to Portfolios of Investments
21	Statements of Assets and Liabilities
22	Statements of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Proxy Voting Results
41	Board of Directors and Officers Information
44	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Record high global stock prices were supported by synchronized global economic growth in 2017. Markets also benefited from benign inflation, accommodative central bank policy, and strong corporate profits. Volatility remained at historic lows despite tension between North Korea and the United States and political uncertainty in Brazil, Spain, and the United Kingdom.

Emerging markets equity and debt advanced strongly in 2017. Emerging markets continued to benefit from low inflation, modest but steady growth, and improving profitability as global demand recovers and businesses tighten fiscal discipline. Earnings improvement in China and Korea drove returns in emerging markets. While our outlook for the asset class remains positive, our emerging markets investment teams are vigilant about potential risks. This includes an increase in developed markets inflation that could lead to central banks raising rates too quickly and, in effect, a global growth slowdown.

European equity markets performed well in 2017 as the region’s economic recovery deepened and investors grew more confident in its underlying strength. During the year, a market-friendly result to France’s presidential election helped buoy European sentiment. UK equities generated solid absolute returns amid a challenging political backdrop and Brexit negotiations. In addition, the European Central Bank announced that it would extend its monthly bond-buying program into 2018, but plans to reduce the pace of these purchases.

The US economy also advanced strongly during 2017. A new US tax bill represented one of the most significant changes to the US tax code in over 30 years as it changes individual, corporate, and international taxes. The US yield curve continued to flatten as short-term rates moved higher, driven by the three US rate hikes during 2017 and the prospect of additional hikes in 2018.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

Lazard Alternatives

As was the case through most of 2016, risk assets, generally performed well in 2017, which benefited convertible products broadly. Global growth accelerated, particularly in Europe, Japan, and the United States. The 10-Year US Treasury yield ended the year at 2.4%, just 4 basis points lower for the year. Most equity indices moved higher in 2017, with particular strength in emerging markets. Credit, as measured by the ICE BofAML High Yield Cash® Index, gained 7.48%. US equity market volatility, as measured by the CBOE Volatility® Index, remained subdued, with intermittent episodes of heightened volatility intra-year. Convertible trading volumes during the year were largely in line with historical levels, and pricing was well supported in our view by both long-only and hedge fund investors. 2017 new issuance exceeded $61 billion.

Lazard Enhanced Opportunities Portfolio

For the year ended December 31, 2017, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 5.56%, while Open Shares posted a total return of 5.16%, as compared with the 15.70% return for the ICE BofAML U.S. Convertible ex Mandatory® Index and 5.99% return for the HFRX Global Hedge Fund® Index.

Generally speaking, the improving macroeconomic backdrop was supportive of convertible valuations in 2017. Idiosyncratic developments, including bond-for-bond exchanges, debt-for-equity exchanges and timely directional biases on selected securities, helped pace returns. Specifically, a long directional bias on Quidel 3% bonds due 2020, and Chesapeake Energy and Liberty Media bonds all contributed positively to returns. Also, the continued strong bid for bonds with convex return profiles supported convertible valuations broadly, particularly in sectors with strong underlying fundamentals and/or technicals.

Detractors in the year included losses in selected alternative energy positions. Separately, valuations continued to improve on a relative and absolute basis, whether measured by implied spread or yield/premium relationships. With absolute yields in the high-yield universe near three-year lows and equity markets seemingly still well-supported, non-traditional or cross-over

(i.e., traditional long-only or directional) investors continued to allocate assets to convertibles.

The Portfolio uses currency forwards. For the year, the use of these derivatives had no material impact on absolute performance.

Lazard Fundamental Long/Short Portfolio

For the year ended December 31, 2017, the Lazard Fundamental Long/Short Portfolio’s Institutional Shares posted a total return of 5.67%, while Open Shares posted a total return of 5.43%, as compared with the 10.06% return for the HFRX Equity Hedge® Index and 21.83% return for the S&P 500® Index.

A long position in AutoZone detracted from performance, as shares fell after the company reported quarterly earnings below expectations, hurt by weaker revenues. We sold our position after the announcement in May, as we saw opportunities with better risk-reward profiles elsewhere. A short position in Teradata also hurt returns, as shares rose after quarterly results were broadly strong, and management commentary on the pipeline for its cloud business encouraged investors. We covered our position in November, as our thesis had changed. The Portfolio was also hurt by a long position in beer company Molson Coors, as shares fell after management stumbled in communicating medium-term EBITDA (earnings before interest, tax, depreciation, and amortization) targets, and, as a result, consensus estimates declined.

In contrast, a long position in Floor and Décor contributed to performance, as shares rose following the company’s IPO in April. We sold our position in May, as the stock approached our target valuation, and reinitiated a long position in July, after which shares again rose on the back of strong quarterly earnings. The Portfolio also benefited from its long position in Alphabet, as results showed solid growth in its core business, disciplined expense management, and increased optimism around more nascent, growth initiatives such as the company’s cloud computing business. A long position in Intercontinental Exchange also helped returns, as shares rose after the company’s monthly futures volumes showed signs of improvement, and management offered more details around the outlook for its data business at its investor day.

Annual Report  3

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

4  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, ICE BofAML U.S. Convertible ex Mandatory® Index and HFRX Global Hedge Fund® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	5.56%	2.52%
Open Shares**	5.16%	2.18%
ICE BofAML U.S. Convertible ex Mandatory Index	15.70%	7.92%
HFRX Global Hedge Fund Index	5.99%	1.54%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights. For Institutional Shares and Open Shares, a one-time voluntary reimbursement by the administrator increased the total return ratio by 0.49%.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The ICE BofAML U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2014.

Annual Report  5

Lazard Fundamental Long/Short Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Fundamental Long/Short Portfolio, S&P 500® Index and HFRX Equity Hedge® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	5.67%	4.51%
Open Shares**	5.43%	4.24%
S&P 500 Index	21.83%	12.36%
HFRX Equity Hedge Index	10.06%	2.46%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The HFRX Equity Hedge Index consists of equity hedge funds that maintain positions both long and short in primarily equity and equity derivative securities. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

6  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2017 through December 31, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  7

Portfolio†	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17

Enhanced Opportunities
Institutional Shares
Actual	$1,000.00	$1,019.50	$19.90	3.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.49	$19.76	3.91%
Open Shares
Actual	$1,000.00	$1,018.00	$21.31	4.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,004.08	$21.17	4.19%

Fundamental Long/Short
Institutional Shares
Actual	$1,000.00	$1,023.00	$17.95	3.52%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,007.46	$17.81	3.52%
Open Shares
Actual	$1,000.00	$1,020.50	$19.61	3.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.80	$19.46	3.85%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, with the exception of a one-time voluntary reimbursement by the adminstrator for the Enhanced Opportunities Portfolio, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

†	The expense ratios include broker expense and dividend expense on securities sold short.

8  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2017

	Lazard Enhanced Opportunities Portfolio		Lazard Fundamental Long/Short Portfolio
Sector	Long*	Short†	Long*	Short†

Consumer Discretionary	4.2%	–6.9%	8.2%	–19.6%
Consumer Staples	0.4	–0.6	0.8	–2.8
Energy	2.1	–2.6	5.1	—
Financials	9.8	–8.5	14.4	–6.8
Health Care	11.0	–19.8	4.9	–20.3
Industrials	6.9	–13.8	11.6	–19.5
Information Technology	9.4	–16.4	11.9	–24.4
Materials	4.1	–4.4	1.2	–6.6
Real Estate	3.7	–9.8	1.6	—
Exchange-Traded Funds	4.2	–16.4	—	—
Short-Term Investments	43.4	—	38.8	—
Telecommunication Services	—	—	1.5	—
Utilities	0.8	–0.8	—	—
Total Investments	100.0%	–100.0%	100.0%	–100.0%

*	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.

Annual Report  9

The Lazard Funds, Inc. Portfolios of Investments December 31, 2017

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 8.3%

Austria | 0.0%
IMMOFINANZ AG	695	$1,783

Canada | 0.1%
ECN Capital Corp.	1,495	4,674
Element Fleet Management Corp.	48	363
Teck Resources, Ltd., Class B	639	16,722
		21,759
Mexico | 0.2%
Cemex SAB de CV Sponsored ADR (*), (±)	4,468	33,510

United States | 8.0%
AK Steel Holding Corp. (*)	9,600	54,336
Allscripts Healthcare Solutions, Inc. (*)	300	4,365
Altra Industrial Motion Corp.	9,379	472,702
American Homes 4 Rent, Class A REIT	1,200	26,208
Arconic, Inc. (±)	78	2,125
Atlas Air Worldwide Holdings, Inc. (*)	309	18,123
Bottomline Technologies de, Inc. (*)	587	20,357
BroadSoft, Inc. (*)	800	43,920
CalAtlantic Group, Inc.	600	33,834
Chesapeake Energy Corp. (*)	10,700	42,372
Cisco Systems, Inc.	4,810	184,223
DISH Network Corp., Class A (*)	400	19,100
Dycom Industries, Inc. (*)	100	11,143
Encore Capital Group, Inc. (*)	449	18,903
Ensco PLC, Class A (±)	1,240	7,328
Ford Motor Co.	469	5,858
Green Plains, Inc.	2,300	38,755
Intercept Pharmaceuticals, Inc. (*)	600	35,052
Marriott Vacations Worldwide Corp. (±)	393	53,138
Molson Coors Brewing Co., Class B	300	24,621
Navistar International Corp. (*)	200	8,576
Pandora Media, Inc. (*)	500	2,410
PRA Group, Inc. (*)	100	3,320
Shutterfly, Inc. (*)	179	8,905
The Greenbrier Cos., Inc.	600	31,980
Trinity Industries, Inc.	200	7,492
Workday, Inc., Class A (*)	400	40,696
		1,219,842
Total Common Stocks (Cost $1,070,683)		1,276,894
Description	Security Currency	Principal Amount (000)	Fair Value

Convertible Corporate Bonds | 68.7%

Canada | 2.6%
Element Fleet Management Corp.:
5.125%, 06/30/19 (±)	CAD	255	$206,414
4.250%, 06/30/20 (±)	CAD	234	185,692
			392,106
China | 0.5%
Weibo Corp., 1.250%, 11/15/22 (#), (±)	USD	65	71,378

Japan | 3.5%
Kansai Paint Co., Ltd., 0.000%, 06/17/22 (±)	JPY	10,000	98,181
Kyushu Electric Power Co., Inc.:
0.000%, 03/31/20 (*),(±)	JPY	10,000	90,304
0.000%, 03/31/22 (*),(±)	JPY	10,000	90,526
Mirait Holdings Corp., 0.000%, 12/30/21 (±)	JPY	5,000	56,412
Mitsubishi Chemical Holdings Corp.:
0.000%, 03/30/22 (±)	JPY	10,000	99,379
0.000%, 03/29/24 (±)	JPY	10,000	102,063
			536,865
Mexico | 1.0%
Cemex SAB de CV, 3.720%, 03/15/20 (±)	USD	155	161,394

United States | 61.1%
Aerojet Rocketdyne Holdings, Inc., 2.250%, 12/15/23 (±)	USD	124	170,732
Air Transport Services Group, Inc., 1.125%, 10/15/24 (±)	USD	50	51,625
AK Steel Corp., 5.000%, 11/15/19 (±)	USD	144	189,360
Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20 (±)	USD	62	66,301
American Residential Properties OP LP, 3.250%, 11/15/18 (#), (±)	USD	232	288,985
Amicus Therapeutics, Inc., 3.000%, 12/15/23 (#), (±)	USD	191	474,396
AmTrust Financial Services, Inc., 2.750%, 12/15/44 (±)	USD	65	46,800
Atlas Air Worldwide Holdings, Inc., 1.875%, 06/01/24 (±)	USD	62	73,005

The accompanying notes are an integral part of these financial statements.

10  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

BioMarin Pharmaceutical, Inc., 0.599%, 08/01/24 (±)	USD	62	$61,768
CalAmp Corp., 1.625%, 05/15/20 (±)	USD	125	132,187
Carbonite, Inc., 2.500%, 04/01/22 (±)	USD	105	128,363
Carriage Services, Inc., 2.750%, 03/15/21 (±)	USD	97	120,826
Chart Industries, Inc., 1.000%, 11/15/24 (±)	USD	31	32,492
Cleveland-Cliffs, Inc., 1.500%, 01/15/25 (±)	USD	94	102,930
Colony NorthStar, Inc., 3.875%, 01/15/21 (±)	USD	74	73,538
Cowen, Inc., 3.000%, 12/15/22 (±)	USD	162	165,240
Cypress Semiconductor Corp.:
4.500%, 01/15/22 (±)	USD	106	139,125
2.000%, 02/01/23 (±)	USD	57	59,102
Dermira, Inc., 3.000%, 05/15/22 (#), (±)	USD	71	78,233
DexCom, Inc., 0.750%, 05/15/22 (±)	USD	31	29,121
DISH Network Corp., 2.375%, 03/15/24 (#), (±)	USD	35	33,622
Encore Capital Group, Inc., 3.250%, 03/15/22 (±)	USD	212	236,777
Everbridge, Inc., 1.500%, 11/01/22 (±)	USD	107	118,302
EZCORP, Inc.:
2.125%, 06/15/19 (±)	USD	109	112,134
2.875%, 07/01/24 (#), (±)	USD	125	174,453
FireEye, Inc., 1.625%, 06/01/35 (±)	USD	61	55,739
Flexion Therapeutics, Inc., 3.375%, 05/01/24 (±)	USD	60	72,863
Forest City Realty Trust, Inc.:
4.250%, 08/15/18 (±)	USD	159	185,434
3.625%, 08/15/20 (±)	USD	81	93,808
Granite Point Mortgage Trust, Inc., 5.625%, 12/01/22 (±)	USD	63	62,685
Green Plains, Inc.:
3.250%, 10/01/18 (±)	USD	269	293,378
4.125%, 09/01/22 (±)	USD	93	87,478
Description	Security Currency	Principal Amount (000)	Fair Value

HCI Group, Inc., 4.250%, 03/01/37 (#), (±)	USD	40	$33,875
Herbalife, Ltd., 2.000%, 08/15/19 (±)	USD	63	63,315
Hercules Capital, Inc., 4.375%, 02/01/22 (#), (±)	USD	57	58,603
Horizon Global Corp., 2.750%, 07/01/22 (±)	USD	125	117,344
HubSpot, Inc., 0.250%, 06/01/22 (#), (±)	USD	44	50,628
IAC FinanceCo, Inc., 0.875%, 10/01/22 (±)	USD	12	12,675
IH Merger Sub LLC:
3.000%, 07/01/19 (±)	USD	213	273,971
3.500%, 01/15/22 (#), (±)	USD	158	183,477
II-VI, Inc., 0.250%, 09/01/22 (#), (±)	USD	88	105,820
Impax Laboratories, Inc., 2.000%, 06/15/22 (±)	USD	25	24,250
Innoviva, Inc.:
2.125%, 01/15/23 (±)	USD	178	175,997
2.500%, 08/15/25 (±)	USD	55	58,300
Inphi Corp., 1.125%, 12/01/20 (±)	USD	62	71,804
Insulet Corp., 1.375%, 11/15/24 (±)	USD	63	63,827
InterDigital, Inc., 1.500%, 03/01/20 (±)	USD	50	59,625
Invacare Corp., 5.000%, 02/15/21 (±)	USD	183	224,747
Kaman Corp., 3.250%, 05/01/24 (±)	USD	151	167,893
Knowles Corp., 3.250%, 11/01/21 (±)	USD	121	134,159
Liberty Interactive LLC:
4.000%, 11/15/29 (±)	USD	235	163,480
3.750%, 02/15/30 (±)	USD	64	44,160
Liberty Media Corp-Liberty Formula One, 1.000%, 01/30/23 (#), (±)	USD	62	69,208
Microchip Technology, Inc.:
1.625%, 02/15/27 (±)	USD	116	135,937
2.250%, 02/15/37 (±)	USD	26	30,550
Micron Technology, Inc., 3.000%, 11/15/43 (±)	USD	63	90,838

The accompanying notes are an integral part of these financial statements.

Annual Report  11

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Navistar International Corp.:
4.500%, 10/15/18 (±)	USD	124	$127,953
4.750%, 04/15/19 (±)	USD	119	128,817
Neurocrine Biosciences, Inc., 2.250%, 05/15/24 (#), (±)	USD	113	144,287
ON Semiconductor Corp., 1.625%, 10/15/23 (#), (±)	USD	32	39,420
OSI Systems, Inc., 1.250%, 09/01/22 (#), (±)	USD	44	39,600
Pacira Pharmaceuticals, Inc., 2.375%, 04/01/22 (±)	USD	25	26,125
PDL BioPharma, Inc., 2.750%, 12/01/21 (±)	USD	127	122,158
PRA Group, Inc.:
3.000%, 08/01/20 (±)	USD	50	47,750
3.500%, 06/01/23 (±)	USD	108	107,798
Quidel Corp., 3.250%, 12/15/20 (±)	USD	73	110,093
Radius Health, Inc., 3.000%, 09/01/24 (±)	USD	191	179,659
Rambus, Inc., 1.375%, 02/01/23 (#), (±)	USD	127	126,841
Redwood Trust, Inc., 4.750%, 08/15/23 (±)	USD	101	97,465
RTI International Metals, Inc., 1.625%, 10/15/19 (±)	USD	53	60,486
RWT Holdings, Inc., 5.625%, 11/15/19 (±)	USD	138	139,035
Sarepta Therapeutics, Inc., 1.500%, 11/15/24 (±)	USD	63	67,331
ServiceNow, Inc., 0.000%, 06/01/22 (±)	USD	30	34,331
Silicon Laboratories, Inc., 1.375%, 03/01/22 (±)	USD	19	21,862
Square, Inc., 0.375%, 03/01/22 (#), (±)	USD	32	52,180
Starwood Property Trust, Inc., 4.375%, 04/01/23 (±)	USD	63	64,024
Sucampo Pharmaceuticals, Inc., 3.250%, 12/15/21	USD	50	60,719
Teladoc, Inc., 3.000%, 12/15/22 (±)	USD	63	70,836
TerraVia Holdings, Inc., 5.000%, 10/01/19 (Π), (±)	USD	216	19,980
Description	Security Currency	Principal Amount (000)	Fair Value

Tesla, Inc., 2.375%, 03/15/22 (±)	USD	198	$230,299
The Greenbrier Cos., Inc., 2.875%, 02/01/24 (#), (±)	USD	28	33,355
The Medicines Co., 2.750%, 07/15/23 (±)	USD	63	57,606
Trinity Industries, Inc., 3.875%, 06/01/36 (±)	USD	124	195,222
Viavi Solutions, Inc., 1.000%, 03/01/24 (#), (±)	USD	50	49,281
Wayfair, Inc., 0.375%, 09/01/22 (±)	USD	63	65,756
Workday, Inc., 0.250%, 10/01/22 (±)	USD	63	62,291
Wright Medical Group NV, 2.250%, 11/15/21 (±)	USD	153	186,277
Wright Medical Group, Inc., 2.000%, 02/15/20 (±)	USD	125	128,203
Zillow Group, Inc., 2.000%, 12/01/21 (±)	USD	44	47,960
			9,370,285
Total Convertible Corporate Bonds (Cost $10,198,861)			10,532,028

Description		Shares	Fair Value

Preferred Stocks | 1.3%

United States | 1.3%
2017 Mandatory Exchangeable Trust (±)		819	$84,521
Virtus Investment Partners, Inc. (±)		1,142	116,369

Total Preferred Stocks (Cost $197,341)			200,890

Exchange-Traded Funds | 6.3%
Energy Select Sector SPDR Fund		1,200	86,712
iShares Russell 2000 ETF		1,200	182,952
SPDR S&P 500 ETF Trust		2,400	640,464
SPDR S&P Retail ETF		1,200	54,216

Total Exchange-Traded Funds (Cost $885,032)			964,344

The accompanying notes are an integral part of these financial statements.

12  Annual Report

Description	Counterparty	Notional Amount	Number of Contracts	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Purchased Options | 0.0%

Call
AK Steel Holding Corp. 7, Expires 01/19/18	RBS	$6,400	64	$192
DISH Network Corp. 52.5, Expires 01/19/18	RBS	300	3	135
Trinity Industries, Inc. 37, Expires 01/19/18	RBS	400	4	460

Total Purchased Options (Cost $2,678)				787

Description			Shares	Fair Value

Short-Term Investments | 65.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $9,957,985)			9,957,985	$9,957,985

Total Investments excluding Securities Sold Short | 149.6% (Cost $22,312,580)				22,932,928

Securities Sold Short | (48.3)%

Common Stocks | (40.4)%

Austria | 0.0%
IMMOFINANZ AG			(695)	(1,783)

Canada | (0.2)%
ECN Capital Corp.			(1,495)	(4,674)
Element Fleet Management Corp.			(2,045)	(15,455)
Teck Resources, Ltd., Class B			(639)	(16,723)
				(36,852)
China | (0.2)%
Weibo Corp. Sponsored ADR (*)			(268)	(27,727)
Description	Shares	Fair Value

Japan | (0.8)%
Kansai Paint Co., Ltd.	(1,300)	$(33,756)
Kyushu Electric Power Co., Inc.	(5,700)	(59,707)
Mirait Holdings Corp.	(800)	(11,910)
Mitsubishi Chemical Holdings Corp.	(1,600)	(17,565)
		(122,938)
Mexico | (0.5)%
Cemex SAB de CV Sponsored ADR (*)	(9,015)	(67,613)

United States | (38.7)%
Aerojet Rocketdyne Holdings, Inc. (*)	(2,626)	(81,931)
Air Transport Services Group, Inc. (*)	(1,022)	(23,649)
AK Steel Holding Corp. (*)	(28,849)	(163,285)
Allscripts Healthcare Solutions, Inc. (*)	(2,333)	(33,945)
Altra Industrial Motion Corp.	(9,379)	(472,702)
American Homes 4 Rent, Class A REIT	(10,783)	(235,501)
Amicus Therapeutics, Inc. (*)	(29,094)	(418,663)
AmTrust Financial Services, Inc.	(632)	(6,364)
Atlas Air Worldwide Holdings, Inc. (*)	(981)	(57,536)
BioMarin Pharmaceutical, Inc. (*)	(300)	(26,751)
Bottomline Technologies de, Inc. (*)	(587)	(20,357)
BroadSoft, Inc. (*)	(800)	(43,920)
CalAmp Corp. (*)	(2,111)	(45,239)
CalAtlantic Group, Inc.	(600)	(33,834)
Carbonite, Inc. (*)	(2,832)	(71,083)
Carriage Services, Inc.	(3,128)	(80,421)
Chart Industries, Inc. (*)	(254)	(11,902)
Chesapeake Energy Corp. (*)	(1,400)	(5,544)
Cisco Systems, Inc.	(4,810)	(184,223)
Cleveland-Cliffs, Inc. (*)	(3,831)	(27,621)
Colony NorthStar, Inc., Class A REIT	(1,800)	(20,538)
Cowen, Inc. (*)	(5,185)	(70,775)
Cypress Semiconductor Corp.	(5,907)	(90,023)
Dermira, Inc. (*)	(766)	(21,302)
DexCom, Inc. (*)	(166)	(9,527)
DISH Network Corp., Class A (*)	(651)	(31,085)
Dycom Industries, Inc. (*)	(100)	(11,143)
Encore Capital Group, Inc. (*)	(4,099)	(172,568)
Everbridge, Inc. (*)	(1,746)	(51,891)
EZCORP, Inc. Class A (*)	(11,770)	(143,594)
Flexion Therapeutics, Inc. (*)	(1,040)	(26,042)
Ford Motor Co.	(469)	(5,858)
Forest City Realty Trust, Inc., Class A REIT	(7,772)	(187,305)
Green Plains, Inc.	(10,986)	(185,114)
HCI Group, Inc.	(389)	(11,631)
Herbalife, Ltd. (*)	(352)	(23,837)
Hercules Capital, Inc.	(637)	(8,357)

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Horizon Global Corp. (*)	(3,213)	$(45,046)
HubSpot, Inc. (*)	(270)	(23,868)
II-VI, Inc. (*)	(1,272)	(59,720)
Impax Laboratories, Inc. (*)	(44)	(733)
Innoviva, Inc. (*)	(7,732)	(109,717)
Inphi Corp. (*)	(1,029)	(37,661)
Insulet Corp. (*)	(377)	(26,013)
Intercept Pharmaceuticals, Inc. (*)	(600)	(35,052)
InterDigital, Inc.	(365)	(27,795)
Invacare Corp.	(8,987)	(151,431)
Invitation Homes, Inc. REIT	(11,908)	(280,672)
Kaman Corp.	(995)	(58,546)
KB Home	(273)	(8,722)
Knowles Corp. (*)	(3,615)	(52,996)
Liberty Media Corp-Liberty Formula One (*)	(1,143)	(39,045)
Marriott Vacations Worldwide Corp.	(331)	(44,754)
Microchip Technology, Inc.	(1,616)	(142,014)
Micron Technology, Inc. (*)	(2,096)	(86,188)
Molson Coors Brewing Co., Class B	(300)	(24,621)
Navistar International Corp. (*)	(1,742)	(74,697)
Neurocrine Biosciences, Inc. (*)	(1,026)	(79,607)
ON Semiconductor Corp. (*)	(903)	(18,909)
OSI Systems, Inc. (*)	(195)	(12,554)
Pacira Pharmaceuticals, Inc. (*)	(188)	(8,582)
Pandora Media, Inc. (*)	(500)	(2,410)
PDL BioPharma, Inc. (*)	(24,834)	(68,045)
PRA Group, Inc. (*)	(1,764)	(58,565)
Quidel Corp. (*)	(1,719)	(74,519)
Radius Health, Inc. (*)	(2,661)	(84,540)
Rambus, Inc. (*)	(4,026)	(57,250)
Redwood Trust, Inc. REIT	(2,274)	(33,701)
Sarepta Therapeutics, Inc. (*)	(604)	(33,607)
ServiceNow, Inc. (*)	(89)	(11,605)
Shutterfly, Inc. (*)	(179)	(8,905)
Silicon Laboratories, Inc. (*)	(131)	(11,567)
Square, Inc. Class A (*)	(1,255)	(43,511)
Description	Shares	Fair Value

Starwood Property Trust, Inc. REIT	(577)	$(12,319)
Sucampo Pharmaceuticals, Inc., Class A (*)	(2,109)	(37,857)
Teladoc, Inc. (*)	(1,016)	(35,408)
Tesla, Inc. (*)	(440)	(136,994)
The Greenbrier Cos., Inc.	(846)	(45,092)
The Medicines Co. (*)	(694)	(18,974)
The New York Times Co., Class A	(2,470)	(45,695)
Trinity Industries, Inc.	(4,541)	(170,106)
Viavi Solutions, Inc. (*)	(2,477)	(21,649)
Virtus Investment Partners, Inc.	(777)	(89,394)
Wayfair, Inc., Class A (*)	(390)	(31,305)
Workday, Inc., Class A (*)	(572)	(58,195)
Wright Medical Group NV (*)	(7,370)	(163,614)
Zillow Group, Inc. Class C (*)	(387)	(15,836)
		(5,934,667)
Total Common Stocks (Proceeds $5,838,545)		(6,191,580)

Exchange-Traded Funds | (7.9)%
Energy Select Sector SPDR Fund	(1,200)	(86,712)
iShares 7-10 Year Treasury Bond ETF	(2,411)	(254,529)
iShares Russell 2000 ETF	(1,200)	(182,952)
SPDR S&P 500 ETF Trust	(2,400)	(640,464)
SPDR S&P Retail ETF	(1,200)	(54,216)

Total Exchange-Traded Funds (Proceeds $1,193,402)		(1,218,873)

Total Securities Sold Short (Proceeds $7,031,947)		(7,410,453)

Total Investments | 101.3% (Cost and short proceeds $15,280,633) (¤)		$15,522,475

Liabilities in Excess of Cash and Other Assets | (1.3)%		(199,060)

Net Assets | 100.0%		$15,323,415

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Lazard Enhanced Opportunities Portfolio (concluded)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	402,938	CAD	515,000	SSB	03/15/18	$—	$7,162
USD	26,096	EUR	22,000	SSB	03/15/18	—	413
USD	364,616	JPY	40,789,000	SSB	03/15/18	1,346	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,346	$7,575

Written Options open at December 31, 2017:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Premiums	Fair Value

Put
AK Steel Holding Corp. 5.5	RBS	32	$5.50	01/19/18	$3,200	$1,223	$(608)

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio

Common Stocks | 86.9%

Banks | 17.4%
Citigroup, Inc. (±)	36,185	$2,692,526
Citizens Financial Group, Inc. (±)	70,945	2,978,271
Comerica, Inc. (±)	34,755	3,017,081
Sterling Bancorp (±)	93,245	2,293,827
SunTrust Banks, Inc. (±)	37,100	2,396,289
		13,377,994
Beverages | 1.1%
Molson Coors Brewing Co., Class B	10,040	823,983

Biotechnology | 3.9%
Agios Pharmaceuticals, Inc. (*)	9,505	543,401
Biogen, Inc. (*), (±)	6,370	2,029,291
BioMarin Pharmaceutical, Inc. (*)	4,935	440,054
		3,012,746
Capital Markets | 3.0%
Intercontinental Exchange, Inc. (±)	32,755	2,311,193

Communications Equipment | 5.7%
Cisco Systems, Inc. (±)	69,930	2,678,319
Motorola Solutions, Inc.	18,817	1,699,928
		4,378,247
Diversified Telecommunication Services | 2.1%
AT&T, Inc.	41,970	1,631,794

Electrical Equipment | 1.8%
Eaton Corp. PLC	17,550	1,386,625

Energy Equipment & Services | 3.6%
NCS Multistage Holdings, Inc.	35,900	529,166
U.S. Silica Holdings, Inc. (±)	67,715	2,204,800
		2,733,966
Equity Real Estate Investment Trusts (REITs) | 2.4%
Prologis, Inc.	28,135	1,814,989

Health Care Equipment & Supplies | 1.5%
Medtronic PLC	14,512	1,171,844

Health Care Providers & Services | 1.5%
Humana, Inc.	4,678	1,160,471

Description	Shares	Fair Value

Industrial Conglomerates | 2.6%
Honeywell International, Inc. (±)	12,964	$1,988,159

Internet Software & Services | 4.5%
Alphabet, Inc., Class C (*)	810	847,584
eBay, Inc. (*), (±)	70,150	2,647,461
		3,495,045
IT Services | 4.1%
CoreLogic, Inc. (*)	18,200	841,022
DXC Technology Co. (±)	24,701	2,344,125
		3,185,147
Machinery | 12.1%
Allison Transmission Holdings, Inc.	18,900	814,023
Caterpillar, Inc.	12,200	1,922,476
Deere & Co. (±)	18,724	2,930,493
Parker-Hannifin Corp. (±)	18,166	3,625,570
		9,292,562
Media | 1.2%
Comcast Corp., Class A	23,395	936,970

Metals & Mining | 1.8%
Steel Dynamics, Inc.	31,490	1,358,164

Multiline Retail | 1.2%
Dollar Tree, Inc. (*)	8,900	955,059

Oil, Gas & Consumable Fuels | 3.7%
ConocoPhillips (±)	51,620	2,833,422

Semiconductors & Semiconductor Equipment | 2.5%
Cypress Semiconductor Corp.	79,886	1,217,462
Skyworks Solutions, Inc.	7,145	678,418
		1,895,880
Specialty Retail | 7.6%
Floor & Decor Holdings, Inc., Class A	46,300	2,253,884
Lowe’s Cos., Inc. (±)	38,182	3,548,635
		5,802,519
Textiles, Apparel & Luxury Goods | 1.6%
Lululemon Athletica, Inc. (*)	15,810	1,242,508

Total Common Stocks (Cost $57,789,651)		66,789,287

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (continued)

Short-Term Investments | 55.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $42,276,942)	42,276,942	$42,276,942

Total Investments excluding Securities Sold Short | 141.9% (Cost $100,066,593)		109,066,229

Securities Sold Short | (41.8)%

Common Stocks | (41.8)%

Airlines | (0.8)%
United Continental Holdings, Inc. (*)	(9,220)	(621,428)

Banks | (0.9)%
United Bankshares, Inc.	(19,085)	(663,204)

Beverages | (0.6)%
Dr Pepper Snapple Group, Inc.	(4,815)	(467,344)

Biotechnology | (2.8)%
Bioverativ, Inc. (*)	(7,800)	(420,576)
Regeneron Pharmaceuticals, Inc. (*)	(1,925)	(723,723)
United Therapeutics Corp. (*)	(6,781)	(1,003,249)
		(2,147,548)
Capital Markets | (2.0)%
Thomson Reuters Corp.	(17,400)	(758,466)
Waddell & Reed Financial, Inc., Class A	(34,763)	(776,605)
		(1,535,071)
Commercial Services & Supplies | (1.1)%
Ritchie Bros Auctioneers, Inc.	(14,600)	(436,978)
Stericycle, Inc. (*)	(5,710)	(388,223)
		(825,201)
Communications Equipment | (0.4)%
Infinera Corp. (*)	(45,434)	(287,597)
Construction & Engineering | (1.5)%
Fluor Corp.	(21,854)	(1,128,759)

Description	Shares	Fair Value

Containers & Packaging | (2.8)%
International Paper Co.	(8,500)	$(492,490)
Owens-Illinois, Inc. (*)	(23,345)	(517,558)
Packaging Corp. of America	(4,845)	(584,065)
WestRock Co.	(8,500)	(537,285)
		(2,131,398)
Electronic Equipment, Instruments & Components | (1.8)%
AU Optronics Corp. Sponsored ADR	(173,400)	(721,344)
LG Display Co., Ltd. ADR	(49,700)	(683,872)
		(1,405,216)
Food Products | (0.5)%
Post Holdings, Inc. (*)	(5,275)	(417,938)

Health Care Providers & Services | (0.7)%
LifePoint Health, Inc. (*)	(11,035)	(549,543)

Health Care Technology | (0.6)%
athenahealth, Inc. (*)	(3,475)	(462,314)

Hotels, Restaurants & Leisure | (3.2)%
Cracker Barrel Old Country Store, Inc.	(8,378)	(1,331,180)
The Cheesecake Factory, Inc.	(22,750)	(1,096,095)
		(2,427,275)
Internet Software & Services | (0.4)%
TrueCar, Inc. (*)	(26,600)	(297,920)

IT Services | (4.3)%
Acxiom Corp. (*)	(18,635)	(513,580)
Amdocs, Ltd.	(13,646)	(893,540)
Cognizant Technology Solutions Corp., Class A	(5,437)	(386,136)
Convergys Corp.	(32,100)	(754,350)
Infosys, Ltd. Sponsored ADR	(25,462)	(412,994)
Square, Inc. Class A (*)	(9,315)	(322,951)
		(3,283,551)
Life Sciences Tools & Services | (1.2)%
Waters Corp. (*)	(4,869)	(940,642)

Machinery | (0.7)%
Graco, Inc.	(11,751)	(531,380)

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Fair Value

Lazard Fundamental Long/Short Portfolio (concluded)

Media | (1.8)%
Altice USA, Inc., Class A	(21,165)	$(449,333)
Omnicom Group, Inc.	(7,190)	(523,648)
The Interpublic Group of Cos., Inc.	(19,165)	(386,366)
		(1,359,347)
Multiline Retail | (1.3)%
Macy’s, Inc.	(40,956)	(1,031,682)

Pharmaceuticals | (3.1)%
Allergan PLC	(3,810)	(623,240)
Merck & Co., Inc.	(13,284)	(747,491)
Roche Holding AG Sponsored ADR	(19,000)	(600,020)
Sanofi ADR	(10,507)	(451,801)
		(2,422,552)
Professional Services | (1.1)%
Equifax, Inc.	(3,730)	(439,842)
The Dun & Bradstreet Corp.	(3,261)	(386,135)
		(825,977)
Road & Rail | (0.8)%
Canadian National Railway Co.	(7,110)	(586,575)

Software | (2.5)%
Blackline, Inc. (*)	(7,700)	(252,560)
Electronic Arts, Inc. (*)	(5,070)	(532,654)
Workiva, Inc. (*)	(36,300)	(776,820)
Zendesk, Inc. (*)	(10,200)	(345,168)
		(1,907,202)

Description	Shares	Fair Value

Technology Hardware, Storage & Peripherals | (0.8)%
Hewlett Packard Enterprise Co.	(44,356)	$(636,952)

Textiles, Apparel & Luxury Goods | (1.9)%
Hanesbrands, Inc.	(40,138)	(839,286)
VF Corp.	(8,700)	(643,800)
		(1,483,086)
Trading Companies & Distributors | (2.2)%
HD Supply Holdings, Inc. (*)	(14,800)	(592,444)
MSC Industrial Direct Co., Inc., Class A	(5,600)	(541,296)
WW Grainger, Inc.	(2,488)	(587,790)
		(1,721,530)
Total Securities Sold Short (Proceeds $30,607,069)		(32,098,232)

Total Investments | 100.1% (Cost and short proceeds $69,459,524)		$76,967,997

Liabilities in Excess of Cash and Other Assets | (0.1)%		(100,400)

Net Assets | 100.0%		$76,867,597

The accompanying notes are an integral part of these financial statements.

18  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2017

(*)	Non-income producing security.

(±)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2017, the percentage of net assets for the following Portfolio was as follows:

Portfolio	Percentage of Net Assets

Enhanced Opportunities	13.8%

(Π)	Issue in default.

(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

CAD	—	Canadian Dollar
EUR	—	Euro
JPY	—	Japanese Yen
USD	—	Unites States Dollar

Counterparty Abbreviations:

RBS	—	RBS Securities, Inc.
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

	Lazard Enhanced Opportunities Portfolio
Industry†	Long	Short

Aerospace & Defense	1.1%	–0.5%
Air Freight & Logistics	0.9	–0.5
Auto Components	0.8	–0.3
Automobiles	1.5	–0.9
Beverages	0.2	–0.2
Biotechnology	7.6	–5.0
Capital Markets	2.2	–1.1
Chemicals	2.1	–0.3
Communications Equipment	2.8	–1.8
Construction & Engineering	0.4	–0.2
Construction Materials	1.3	–0.4
Consumer Finance	4.6	–2.4
Diversified Consumer Services	0.8	–0.5
Diversified Financial Services	3.1	–0.1
Electric Utilities	1.2	–0.4
Electronic Equipment, Instruments & Components	1.8	–0.8
Energy Equipment & Services	0.1	—
Equity Real Estate Investment Trusts (REITs)	8.2	–4.7
Health Care Equipment & Supplies	4.8	–2.8
Health Care Technology	0.9	–0.5
Hotels, Restaurants & Leisure	0.3	–0.3
Household Durables	0.2	–0.3
Insurance	0.5	–0.1
Internet & Direct Marketing Retail	0.5	–0.3
Internet Software & Services	1.7	–0.8
IT Services	0.3	–0.3
Machinery	6.8	–5.0
Media	2.2	–0.8
Metals & Mining	2.8	–1.4
Mortgage Real Estate Investment Trusts (REITs)	1.5	–0.3
Oil, Gas & Consumable Fuels	3.0	–1.2
Personal Products	0.4	–0.2
Pharmaceuticals	3.1	–1.3
Semiconductors & Semiconductor Equipment	4.7	–2.9
Software	2.8	–1.4
Trading Companies & Distributors	1.1	–0.4
Subtotal	78.3	–40.4
Exchange-Traded Funds	6.3	–7.9
Short-Term Investments	65.0	—
Total Investments	149.6%	–48.3%

† Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

20  Annual Report

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2017	Lazard Enhanced Opportunities Portfolio	Lazard Fundamental Long/Short Portfolio

ASSETS
Investments in securities, at fair value	$22,932,928	$109,066,229
Cash collateral due from broker on options	36,600	—
Receivables for:
Dividends and interest	83,631	104,538
Capital stock sold	—	103,736
Investments sold	78,441	—
Amount due from administrator	67,455	—
Amount due from Investment Manager (Note 3)	12,701	—
Gross unrealized appreciation on forward currency contracts	1,346	—
Prepaid expenses	4,822	6,483
Total assets	23,217,924	109,280,986

LIABILITIES
Securities sold short, at fair value	7,410,453	32,098,232
Due to custodian	5,250	2,340
Payables for:
Management fees	—	98,950
Accrued distribution fees	25	3,498
Accrued custodian fees	142,176	84,218
Accrued professional services	22,491	25,065
Accrued shareholders’ reports	170	16,301
Dividends on securities sold short	8,427	52,613
Capital stock redeemed	200,000	27,534
Investments purchased	94,728	—
Gross unrealized depreciation on forward currency contracts	7,575	—
Written options, at fair value	608	—
Other accrued expenses and payables	2,606	4,638
Total liabilities	7,894,509	32,413,389
Net assets	$15,323,415	$76,867,597

NET ASSETS
Paid in capital	$15,999,331	$82,009,517
Undistributed (Distributions in excess of) net investment income (loss)	(85,269)	(62,150)
Accumulated net realized gain (loss)	(826,911)	(12,588,243)
Net unrealized appreciation (depreciation) on:
Investments	620,348	8,999,636
Securities sold short	(378,506)	(1,491,163)
Foreign currency translations and forward currency contracts	(6,193)	—
Written options	615	—
Net assets	$15,323,415	$76,867,597

Institutional Shares
Net assets	$15,206,047	$60,241,488
Shares of capital stock outstanding*	1,754,786	5,209,211
Net asset value, offering and redemption price per share	$8.67	$11.56

Open Shares
Net assets	$117,368	$16,626,109
Shares of capital stock outstanding*	13,575	1,451,456
Net asset value, offering and redemption price per share	$8.65	$11.45

Cost of investments in securities	$22,312,580	$100,066,593
Proceeds received from securities sold short	$7,031,947	$30,607,069
Proceeds received from written options	$1,223	$—

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Annual Report  21

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2017	Lazard Enhanced Opportunities Portfolio	Lazard Fundamental Long/Short Portfolio

Investment Income (Loss)

Income
Dividends	$33,296	$1,935,924
Interest	545,663	—
Total investment income*	578,959	1,935,924

Expenses
Management fees (Note 3)	195,988	1,511,293
Custodian fees	169,668	60,923
Professional services	49,363	47,698
Distribution fees (Open Shares)	292	37,932
Shareholders’ reports	5,476	30,973
Administration fees	16,781	30,446
Shareholders’ services	26,056	27,678
Directors’ fees and expenses	5,505	9,368
Shareholders’ meeting	2,280	4,843
Other	43,068	41,243
Total gross expenses before expenses on securities sold short	514,477	1,802,397
Broker expense on securities sold short	132,963	773,077
Dividend expense on securities sold short	96,351	1,297,581
Total gross expenses	743,791	3,873,055
Management fees waived and expenses reimbursed	(269,589)	—
Administration fees waived	(4,688)	—
Voluntary reimbursement by administrator	(64,341)	—
Total net expenses	405,173	3,873,055
Net investment income (loss)	173,786	(1,937,131)

Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency Transactions, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments	1,889,592	17,158,408
Securities sold short	(1,349,362)	(11,515,564)
Foreign currency transactions	(5,233)	(54)
Forward currency contracts	(23,571)	—
Written options	51,117	—
Total net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	562,543	5,642,790
Net change in unrealized appreciation (depreciation) on:
Investments	(219,625)	1,099,353
Securities sold short	251,687	1,335,615
Foreign currency translations	158	—
Forward currency contracts	(8,398)	—
Written options	(11,355)	—
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts and options	12,467	2,434,968
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	575,010	8,077,758
Net increase (decrease) in net assets resulting from operations	$748,796	$6,140,627
* Net of foreign withholding taxes of	$313	$1,862

The accompanying notes are an integral part of these financial statements.

22  Annual Report

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Enhanced Opportunities Portfolio		Lazard Fundamental Long/Short Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$173,786	$114,285	$(1,937,131)	$(1,204,224)
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	562,543	218,650	5,642,790	(17,455,124)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts and options	12,467	469,942	2,434,968	(4,510,403)
Net increase (decrease) in net assets resulting from operations	748,796	802,877	6,140,627	(23,169,751)
Distributions to shareholders
From net investment income
Institutional Shares	(274,175)	(133,630)	—	—
Open Shares	(1,785)	(675)	—	—
From net realized gains
Institutional Shares	(1,360,895)	(87,176)	—	—
Open Shares	(10,286)	(618)	—	—
Net decrease in net assets resulting from distributions	(1,647,141)	(222,099)	—	—
Capital stock transactions
Net proceeds from sales
Institutional Shares	3,913,116	20,015,000	22,134,379	182,640,613
Open Shares	2,100	—	6,160,051	22,492,177
Net proceeds from reinvestment of distributions
Institutional Shares	1,608,034	198,202	—	—
Open Shares	12,071	1,293	—	—
Cost of shares redeemed
Institutional Shares	(3,500,001)	(11,536,647)	(76,325,182)	(229,087,765)
Open Shares	(2,057)	(2,445)	(4,076,341)	(51,413,266)
Net increase (decrease) in net assets from capital stock transactions	2,033,263	8,675,403	(52,107,093)	(75,368,241)
Redemption fees (Note 2 (i))
Institutional Shares	—	—	—	1,872
Open Shares	—	—	—	3,016
Net increase in net assets from redemption fees	—	—	—	4,888
Total increase (decrease) in net assets	1,134,918	9,256,181	(45,966,466)	(98,533,104)
Net assets at beginning of period	14,188,497	4,932,316	122,834,063	221,367,167
Net assets at end of period*	$15,323,415	$14,188,497	$76,867,597	$122,834,063
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(85,269)	$(70,690)	$(62,150)	$(78,636)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,537,093	542,467	9,973,109	14,687,573
Shares sold	409,971	2,243,832	1,961,981	16,178,691
Shares issued to shareholders from reinvestment of distributions	181,646	21,685	—	—
Shares redeemed	(373,924)	(1,270,891)	(6,725,879)	(20,893,155)
Net increase (decrease)	217,693	994,626	(4,763,898)	(4,714,464)
Shares outstanding at end of period	1,754,786	1,537,093	5,209,211	9,973,109
Open Shares
Shares outstanding at beginning of period	12,204	12,328	1,267,969	3,948,574
Shares sold	224	—	548,164	1,999,992
Shares issued to shareholders from reinvestment of distributions	1,365	141	—	—
Shares redeemed	(218)	(265)	(364,677)	(4,680,597)
Net increase (decrease)	1,371	(124)	183,487	(2,680,605)
Shares outstanding at end of period	13,575	12,204	1,451,456	1,267,969

The accompanying notes are an integral part of these financial statements.

Annual Report  23

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital	Year Ended			Period Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14*

Institutional Shares
Net asset value, beginning of period	$9.16	$8.89	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11 ^	0.05	(0.02)	—	(b)
Net realized and unrealized gain (loss)	0.40	0.35	(0.21)	—	(b)
Total from investment operations	0.51	0.40	(0.23)	—	(b)
Less distributions from:
Net investment income	(0.17)	(0.08)	(0.14)	—
Net realized gains	(0.83)	(0.05)	(0.35)	—
Return of capital	—	—	(0.39)	—
Total distributions	(1.00)	(0.13)	(0.88)	—
Net asset value, end of period	$8.67	$9.16	$8.89	$10.00

Total Return (c)	5.56%^	4.50%	–2.32%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,206	$14,077	$4,823	$4,899
Ratios to average net assets (d):
Net expenses	2.78%^	1.79%	1.70%	1.70%
Gross expenses	5.02%^	3.60%	13.45%	69.35	%(e)
Gross expenses, excluding expenses on securities sold short	3.45%	3.51%	13.45%	69.35%
Net investment income (loss)	1.20%^	0.57%	–0.22%	–1.70%
Portfolio turnover rate:
Excluding securities sold short	210%	247%	639%	37%
Including securities sold short	310%	340%	N/A	N/A

Selected data for a share of capital	Year Ended			Period Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14*

Open Shares
Net asset value, beginning of period	$9.15	$8.89	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10 ^	0.04	(0.05)	—	(b)
Net realized and unrealized gain (loss)	0.37	0.33	(0.21)	—	(b)
Total from investment operations	0.47	0.37	(0.26)	—	(b)
Less distributions from:
Net investment income	(0.14)	(0.06)	(0.11)	—
Net realized gains	(0.83)	(0.05)	(0.35)	—
Return of capital	—	—	(0.39)	—
Total distributions	(0.97)	(0.11)	(0.85)	—
Net asset value, end of period	$8.65	$9.15	$8.89	$10.00

Total Return (c)	5.16%^	4.13%	–2.57%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$117	$112	$110	$100
Ratios to average net assets (d):
Net expenses	3.01%^	2.07%	1.95%	1.95%
Gross expenses	16.40%^	15.58%	26.46%	69.36	%(e)
Gross expenses, excluding expenses on securities sold short	14.85%	15.46%	26.46%	69.36%
Net investment income (loss)	1.06%^	0.45%	–0.46%	–1.95%
Portfolio turnover rate:
Excluding securities sold short	210%	247%	639%	37%
Including securities sold short	310%	340%	N/A	N/A

^	A one-time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.04 per share. For Institutional Shares and Open Shares, the one-time voluntary reimbursement by the administrator increased the total return ratio by 0.49%, decreased the gross expense and net expense ratios by 0.44% and increased the net investment income (loss) ratio by 0.44%.
*	The Portfolio commenced operations on December 31, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

24  Annual Report

LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			4/30/14* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$10.94	$11.89	$11.26	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.20)	(0.05)	(0.31)	(0.14)
Net realized and unrealized gain (loss)	0.82	(0.90)	0.98	1.55
Total from investment operations	0.62	(0.95)	0.67	1.41
Less distributions from:
Net realized gains	—	—	(0.04)	(0.15)
Return of capital	—	—	— (b)	—
Total distributions	—	—	(0.04)	(0.15)
Redemption fees	—	— (b)	— (b)	—
Net asset value, end of period	$11.56	$10.94	$11.89	$11.26

Total Return (c)	5.67%	–7.99%	5.97%	14.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$60,241	$109,058	$174,601	$40,273
Ratios to average net assets (d):
Net expenses	3.55%	3.15%	3.56%	3.20%
Gross expenses	3.55%	3.15%	3.59%	5.51%
Gross expenses, excluding expenses on securities sold short	1.63%	1.57%	1.73%	4.01%
Net investment income (loss)	–1.75%	–0.44%	–2.64%	–1.94%
Portfolio turnover rate:
Excluding securities sold short	104%	257%	183%	132%
Including securities sold short	180%	313%	263%	277%

				For the Period
Selected data for a share of capital	Year Ended			4/30/14* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$10.86	$11.84	$11.24	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.23)	(0.10)	(0.33)	(0.17)
Net realized and unrealized gain (loss)	0.82	(0.88)	0.97	1.56
Total from investment operations	0.59	(0.98)	0.64	1.39
Less distributions from:
Net realized gains	—	—	(0.04)	(0.15)
Return of capital	—	—	— (b)	—
Total distributions	—	—	(0.04)	(0.15)
Redemption fees	—	— (b)	— (b)	— (b)
Net asset value, end of period	$11.45	$10.86	$11.84	$11.24

Total Return (c)	5.43%	–8.28%	5.71%	14.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,626	$13,776	$46,766	$10,808
Ratios to average net assets (d):
Net expenses	3.85%	3.42%	3.81%	3.41%
Gross expenses	3.85%	3.42%	3.89%	6.28%
Gross expenses, excluding expenses on securities sold short	1.92%	1.85%	2.02%	4.82%
Net investment income (loss)	–2.04%	–0.88%	–2.89%	–2.34%
Portfolio turnover rate:
Excluding securities sold short	104%	257%	183%	132%
Including securities sold short	180%	313%	263%	277%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  25

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2017

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”).This report includes only the financial statements of Enhanced Opportunities and Fundamental Long/Short Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “non-diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts gen-

erally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance

26  Annual Report

with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the

Annual Report  27

value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2017, the Enhanced Opportunities Portfolio traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2017, the Enhanced Opportunities Portfolio traded in options transactions.

(e) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2017, pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and State Street. At December 31, 2017, the Enhanced Opportunities and Fundamental Long/Short Portfolios had pledged $10,782,767 and $40,206,819, respectively, of long securities as collateral under such arrangements.

For the year ended December 31, 2017, the following Portfolios received proceeds from securities sold short and purchased to cover short positions as follows:

Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions

Enhanced Opportunities	$44,953,586	$48,247,917
Fundamental Long/Short	128,764,265	179,570,409

28  Annual Report

(f) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Amount

Fundamental Long/Short	$(12,209,845)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Enhanced Opportunities	$16,069,773	$426,037	$1,090,896	$(664,859)
Fundamental Long/Short	69,837,922	10,130,309	3,000,234	7,130,075

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of net operating losses, foreign currency transactions, wash sales, certain fund expenses and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Enhanced Opportunities	$(132)	$87,595	$(87,463)
Fundamental Long/Short	(1,973,878)	1,953,617	20,261

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2017	2016	2017	2016

Enhanced Opportunities	$1,482,118	$222,099	$165,023	$—
Fundamental Long/Short	—	—	—	—

At December 31, 2017, the components of distributable earnings and unrealized appreciation, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Enhanced Opportunities	$19,161	$28,399	$(723,476)
Fundamental Long/Short	—	(12,209,845)	7,067,925

Annual Report  29

(h) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the

Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Enhanced Opportunities (a)	1.30%
Fundamental Long/Short	1.40

(a)	From January 1, 2017 to June 6, 2017, percentage was 1.40%. Effective January 19, 2018, percentage is 0.95%.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2018 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares

Enhanced Opportunities (a)	1.60%	1.85%
Fundamental Long/Short	1.70	1.95

(a)	From January 1, 2017 through June 6, 2017, percentages were 1.70% and 1.95%, respectively. Effective January 19, 2018, percentages are 1.25% and 1.50%, respectively.

30  Annual Report

During the year ended December 31, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolio for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Enhanced Opportunities	$194,423	$60,181	$1,565	$13,420

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services. For the year ended December 31, 2017, State Street waived $4,688 of its fund administration fee for the Enhanced Opportunities Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

On January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. Effective January 1, 2018, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director, and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2017 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$39,217,995	$49,502,496
Fundamental Long/Short	98,600,716	169,767,017

For the year ended December 31, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage com-

Annual Report  31

missions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2017, the Investment Manager owned 35.12% of the outstanding shares of the Enhanced Opportunities Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2017, the Portfolios had no borrowings under the Agreement.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and cur-

rency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a

32  Annual Report

Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Underlying Funds Risk—Shares of ETFs, closed-end funds and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”) in which certain Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments.

These Portfolios may be limited by the 1940 Act in the amount of their assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) on which the Portfolios may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available

Annual Report  33

under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

(f) Short Position Risk—Short sales or positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

There is a risk that certain Portfolios may be unable to fully implement their investment strategies due to a lack of available securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

(g) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a

34  Annual Report

Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  35

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Enhanced Opportunities Portfolio

Assets:
Common Stocks*
Austria	$—	$1,783	$—	$1,783
Canada	21,759	—	—	21,759
Mexico	33,510	—	—	33,510
United States	1,219,842	—	—	1,219,842
Convertible Corporate Bonds*	—	10,532,028	—	10,532,028
Preferred Stocks*	200,890	—	—	200,890
Exchange-Traded Funds	964,344	—	—	964,344
Purchased Options*	787	—	—	787
Short-Term Investments	9,957,985	—	—	9,957,985
Other Financial Instruments†
Forward Currency Contracts	—	1,346	—	1,346
Total	$12,399,117	$10,535,157	$—	$22,934,274

Liabilities:
Securities Sold Short
Common Stocks*
Austria	$—	$(1,783)	$—	$(1,783)
Canada	(36,852)	—	—	(36,852)
China	(27,727)	—	—	(27,727)
Japan	—	(122,938)	—	(122,938)
Mexico	(67,613)	—	—	(67,613)
United States	(5,934,667)	—	—	(5,934,667)
Exchange-Traded Funds	(1,218,873)	—	—	(1,218,873)
Other Financial Instruments†
Forward Currency Contracts	—	(7,575)	—	(7,575)
Written Options	(608)	—	—	(608)
Total	$(7,286,340)	$(132,296)	$—	$(7,418,636)

Fundamental Long/Short Portfolio

Assets:
Common Stocks*	$66,789,287	$—	$—	$66,789,287
Short-Term Investments	42,276,942	—	—	42,276,942
Total	$109,066,229	$—	$—	$109,066,229

Liabilities:
Securities Sold Short
Common Stocks*	$(32,098,232)	$—	$—	$(32,098,232)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

36  Annual Report

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Enhanced Opportunities Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

The Enhanced Opportunities Portfolio may use derivative instruments, including forward currency contracts or options.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$800,000

The Portfolio traded in purchased options having an average monthly value of less than $50,000.

The Portfolio also traded in written options having an average monthly value of less than $50,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value

Asset Derivatives
Equity Risk:
Investments in securities, at fair value	$787
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,346

Liability Derivatives
Equity Risk:
Written options, at fair value	$608
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$7,575

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on investments	$(109,627)
Net realized gain (loss) on written options	$51,117
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$(23,571)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on investments	$14,151
Net change in unrealized appreciation (depreciation) on written options	$(11,355)
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(8,398)

See Notes 2(c) and 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the year ended December 31, 2017, the Fundamental Long/Short Portfolio did not trade in derivative instruments.

Annual Report  37

As of December 31, 2017, the Enhanced Opportunities Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2017:

Enhanced Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$1,346	$—	$1,346

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

State Street Bank and Trust Co.	$1,346	$(1,346)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$7,575	$—	$7,575

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

State Street Bank and Trust Co.	$7,575	$(1,346)	$—	$6,229

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed within the Notes to Financial Statements, there were no subsequent events that required adjustment or disclosure.

38  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Enhanced Opportunities Portfolio and Lazard Fundamental Long/Short Portfolio (collectively the “Portfolios”), two of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios, as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 2018

We have served as the auditor of one or more Lazard Fund Complex investment companies since 2004.

Annual Report  39

The Lazard Funds, Inc. Proxy Voting Results (unaudited)

A Joint Special Meeting of Shareholders of the Fund and Lazard Retirement Series, Inc. was held on October 20, 2017, to vote on the following proposal. The proposal received the required number of votes of shareholders and was adopted.

Proposal 1:

To elect each of Franci J. Blassberg, Trevor W. Morrison and Nathan A. Paul as a Fund Director.

Director	For	Withhold Authority

Franci J. Blassberg	1,322,185,144	18,431,907
Trevor W. Morrison	1,323,575,840	17,041,212
Nathan A. Paul	1,331,727,319	8,889,732

40  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Annual Report  41

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

42  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Annual Report  43

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2017

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2017:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Enhanced Opportunities	1.51%
Fundamental Long/Short	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Enhanced Opportunities	1.36%
Fundamental Long/Short	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

44  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS031

Lazard Funds Annual Report

December 31, 2017

Asset Allocation Funds

Lazard Capital Allocator Opportunistic Strategies Portfolio

Lazard Global Dynamic Multi-Asset Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.
Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to https://www.lazardassetmanagement.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
5	Performance Overviews
7	Information About Your Portfolio’s Expenses
8	Portfolio Holdings Presented by Sector
9	Portfolios of Investments
9	Lazard Capital Allocator Opportunistic Strategies Portfolio
11	Lazard Global Dynamic Multi-Asset Portfolio
21	Notes to Portfolios of Investments
23	Statements of Assets and Liabilities
24	Statements of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
28	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Proxy Voting Results
44	Board of Directors and Officers Information
47	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Record high global stock prices were supported by synchronized global economic growth in 2017. Markets also benefited from benign inflation, accommodative central bank policy, and strong corporate profits. Volatility remained at historic lows despite tension between North Korea and the United States and political uncertainty in Brazil, Spain, and the United Kingdom.

Emerging markets equity and debt advanced strongly in 2017. Emerging markets continued to benefit from low inflation, modest but steady growth, and improving profitability as global demand recovers and businesses tighten fiscal discipline. Earnings improvement in China and Korea drove returns in emerging markets. While our outlook for the asset class remains positive, our emerging markets investment teams are vigilant about potential risks. This includes an increase in developed markets inflation that could lead to central banks raising rates too quickly and, in effect, a global growth slowdown.

European equity markets performed well in 2017 as the region’s economic recovery deepened and investors grew more confident in its underlying strength. During the year, a market-friendly result to France’s presidential election helped buoy European sentiment. UK equities generated solid absolute returns amid a challenging political backdrop and Brexit negotiations. In addition, the European Central Bank announced that it would extend its monthly bond-buying program into 2018, but plans to reduce the pace of these purchases.

The US economy also advanced strongly during 2017. A new US tax bill represented one of the most significant changes to the US tax code in over 30 years as it changes individual, corporate, and international taxes. The US yield curve continued to flatten as short-term rates moved higher, driven by the three US rate hikes during 2017 and the prospect of additional hikes in 2018.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

Asset Allocation

Global equities had strong gains over the year with the MSCI World® Index generating positive month-end returns for twelve consecutive months in 2017, in US dollar terms. This pattern reflected a very low-volatility environment. European equities outperformed despite important elections in France and Germany. The Japanese market also did well due in part to some evidence of improving corporate governance. In terms of sectors, investors continued to push up prices of technology stocks, while defensive sectors such as utilities and consumer staples lagged. The energy sector struggled throughout the year, despite a recovery in crude prices toward the second half of the year.

The global economy ended 2017 on a strong note, fueled by a supportive monetary and fiscal policy environment, solid labor markets, robust global trade and manufacturing activity, and benign inflation in many countries. Interest rate movements were relatively subdued toward year-end, as rate markets in parts of Europe and the United States sold off slightly given exceptionally strong economic growth reports in these regions. German export and inflation data continued to surge, which helped the economies of Germany’s neighboring countries, especially in eastern Europe.

During the fourth quarter, Jerome Powell was named to succeed Janet Yellen as Chairman of the Federal Reserve (Fed) and is widely expected to maintain current Fed policy. The European Central Bank (ECB) also announced that it would extend its quantitative easing program through September 2018, lowering its monthly bond purchases to 30 billion euro.

The environment of synchronized global growth and stable inflation supported risk appetite during the year (more so in equities than fixed income) as did the passage of the US Tax Cuts and Jobs Act. This improved sentiment helped many smaller markets around the world, except for countries such as Venezuela and Turkey, which experienced events that were generally negative for interest rates and flows in these regions.

Global credit sectors and spreads continued their march forward, underpinned by strong investor demand and capital inflows, along with generally robust equity markets. The global sovereign and corporate issuance market was active and a variety of higher and lower quality credits came to market, possibly as issuers take advantage of the relatively stable environment.

Currency markets yielded mixed results in 2017 as interest rate differentials, inflation trends, politics, and idiosyncratic events influenced price action. The US dollar weakened overall for the year despite progress on US tax reforms and stronger economic data, which propelled the US dollar higher in October.

The euro, Japanese yen, and British pound gained 14.2%, 3.8%, and 9.5% versus the US dollar in 2017, respectively. We believe the euro’s strength is supported by the ECB’s pivot toward a reduction of monetary stimulus in 2018. The Japanese yen is supported by rapidly improving growth metrics, a slight shift in monetary policy rhetoric, and supportive technical factors.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the year ended December 31, 2017, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 17.74%, while Open Shares posted a total return of 17.48%, as compared with the 22.40% return for the MSCI World Index and 14.58% return for the Global Asset Allocation Blended Index.1

Thematic investments, which represented 35% of the Portfolio at the end of the period, outperformed both indices. Positions in North American technology, global financials, and global materials were the largest contributors to performance. We held exposure to a basket of short-cycle industrial companies through a total return swap position.

Diversifying investments, which represented 20% of the Portfolio at year-end, outperformed the broad US fixed income market (as measured by the Bloomberg Barclays US Aggregate® Index) but lagged the Global Asset Allocation Blended Index. This category was boosted by positions in long-term US Treasuries.

Annual Report  3

Contrarian investments, which represented 41% of the Portfolio at the end of the period, outpaced the Global Asset Allocation Blended Index and slightly lagged the MSCI World Index. Positions in European large caps and Japanese chemicals contributed positively to the Portfolio. A position in oil & gas services detracted from performance. We held exposure to Japanese chemical companies through a total return swap position.

Discounted investments, which represented 4% of the Portfolio at the end of the year, outperformed due to our position in a US small cap closed-end fund.

Lazard Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2017, the Lazard Global Dynamic Multi-Asset Portfolio’s Institutional Shares posted a total return of 20.69%, while Open Shares posted a total return of 20.33%, as compared with the 22.40% return for the MSCI World Index and 14.69% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

Changes to the market forecast in 2017 reflected a generally cautious stance. However, some underlying considerations shifted to more upbeat views on the back of broadly recognized synchronized global growth and some liquidity indicators. On the other hand, our assessment of geopolitical risk remained elevated through the year.

The Portfolio’s average overweight of equity versus fixed income helped performance, as did stock selection in the financials, healthcare, and industrials sector. Our underweight exposure to the energy sector and stock selection in Canada, Germany, and the United States also benefited returns. Within fixed income, country allocation; underweight exposure to bonds across core Europe and Japan; overweight exposure to bonds in the United States, Singapore, and New Zealand helped relative returns. Performance was also boosted by sector selection within fixed income: underweight government bonds and overweight positioning in diversified global credit sectors; currency exposure within fixed income: tactical positioning in Australian dollar, New Zealand dollar, and Swedish krona.

In contrast, performance was hurt by stock selection in the consumer discretionary, telecommunication services, and utilities sectors, and stock selection in the United Kingdom. Country allocation within fixed income: exposure to bonds in the Czech Republic and Mexico; and currency exposure within fixed income: underweight positioning in the Canadian dollar also hurt performance.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index and is rebalanced quarterly.

4  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	Institutional Shares					Open Shares
	One	Five	Since		One	Five	Since
	Year	Years	Inception	†	Year	Years	Inception	†
Capital Allocator Opportunistic Strategies Portfolio**	17.74%	6.93%	4.69%		17.48%	6.52%	4.38%
MSCI World Index	22.40%	11.64%	6.13%		22.40%	11.64%	6.19%
Global Asset Allocation Blended Index	14.58%	7.84%	5.68%		14.58%	7.84%	5.71%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate® Index and is rebalanced quarterly. The Bloomberg Barclays US Aggregate Index covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was March 26, 2008 and for the Open Shares was March 31, 2008.

Annual Report  5

Lazard Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi-Asset Portfolio, MSCI World Index and GDMA Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One	Since
	Year	Inception	†
Institutional Shares**	20.69%	12.85%
Open Shares**	20.33%	12.51%
MSCI World Index	22.40%	17.31%
GDMA Index	14.69%	9.60%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Barclays Global Aggregate® Index and is rebalanced monthly. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 27, 2016.

6  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2017 through December 31, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Portfolio	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17

Capital Allocator Opportunistic Strategies†
Institutional Shares
Actual	$1,000.00	$1,084.60	$5.67	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Open Shares
Actual	$1,000.00	$1,083.80	$7.25	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$7.02	1.38%

Global Dynamic Multi-Asset
Institutional Shares
Actual	$1,000.00	$1,099.20	$4.76	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,097.90	$6.35	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The expense ratios include dividend expense on securities sold short.

Annual Report  7

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2017

Asset Class/Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio

Equity†
Consumer Discretionary	5.7%
Consumer Staples	3.0
Energy	2.3
Financials	20.3
Health Care	4.3
Industrials	10.7
Information Technology	5.6
Materials	13.4
Real Estate	1.0
Telecommunication Services	1.4
Utilities	0.9
Fixed Income	13.8
Short-Term Investments	17.6
Total Investments	100.0%

Sector*	Lazard Global Dynamic Multi- Asset Portfolio

Consumer Discretionary	11.4%
Consumer Staples	7.9
Energy	5.1
Financials	16.1
Health Care	10.5
Industrials	12.0
Information Technology	13.6
Materials	2.7
Real Estate	2.9
Telecommunication Services	3.4
Utilities	3.5
Municipal	0.3
Sovereign Debt	8.1
US Treasury Securities	1.2
Short-Term Investments	1.3
Total Investments	100.0%

*	Represents percentage of total investments.
†	Equity sector breakdown is based upon the underlying holdings of exchange-traded funds and closed-end management investment companies held by the Portfolio.

8  Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2017

Description	Shares	Fair Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 75.9%

Equity Funds | 62.5%
Financial Select Sector SPDR Fund	253,035	$7,062,207
iShares Core MSCI Europe ETF	201,500	10,109,255
iShares Global Financials ETF	188,400	13,174,812
iShares Global Materials ETF	150,300	10,532,273
iShares Latin America 40 ETF	69,300	2,367,981
iShares MSCI Europe Financials ETF	150,500	3,508,155
iShares MSCI Eurozone ETF	258,200	11,200,716
iShares MSCI Japan ETF	259,200	15,533,856
iShares Nasdaq Biotechnology ETF	28,425	3,034,937
iShares North American Tech ETF	20,400	3,443,316
PowerShares Dynamic Oil & Gas Services Portfolio	130,500	1,244,970
Vanguard FTSE Emerging Markets ETF	133,490	6,128,526
Xtrackers MSCI Japan Hedged Equity ETF	177,600	7,830,384
		95,171,388
Fixed-Income Funds | 13.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	60,695	7,378,084
Vanguard Short-Term Corporate Bond ETF	163,400	12,957,620
		20,335,704
Total Exchange-Traded Funds (Cost $103,614,811)		115,507,092
Description	Shares	Fair Value

Closed-End Management Investment Companies | 3.6%
Royce Value Trust, Inc. (Cost $4,585,988)	338,290	$5,470,149

Short-Term Investments | 17.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $25,845,744)	25,845,744	25,845,744

Total Investments | 96.5% (Cost $134,046,543)		$146,822,985

Cash and Other Assets in Excess of Liabilities | 3.5%		5,372,207

Net Assets | 100.0%		$152,195,192

Total Return Swap Agreements open at December 31, 2017:

Pay	Currency	Counterparty	Notional Amount	Expiration Date	Receive	Payment Frequency	Unrealized Appreciation

1 Month JPY LIBOR plus 0.40%	JPY	GSC	$7,284,730	06/14/18	Appreciation, and dividends paid, on securities in a custom momentum basket	Monthly	$228,682
1 Month USD LIBOR plus 0.45%	USD	GSC	8,470,706	07/06/18	Appreciation, and dividends paid, on securities in a custom momentum basket	Monthly	110,412

Total gross unrealized appreciation on Total Return Swap Agreements							$339,094	*

* Include accrued dividends and financing charges of $4,833.

The accompanying notes are an integral part of these financial statements.

Annual Report  9

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

The following tables represent the shares of the individual securities and related fair values underlying the custom total return basket swap agreements with GSC, as of December 31, 2017:

Security	Shares	Fair Value

3M Co.	2,061	$485,152
ABB, Ltd.	10,890	292,644
American Airlines Group, Inc.	7,867	409,339
Aptiv PLC	2,863	242,897
Delphi Technologies PLC	954	50,059
Eaton Corp. PLC	10,140	801,183
Honeywell International, Inc.	5,557	852,181
Illinois Tool Works, Inc.	2,724	454,426
Johnson Controls International PLC	6,989	266,361
Parker-Hannifin Corp.	5,642	1,126,030
Raytheon Co.	4,715	885,749
Rockwell Automation, Inc.	5,550	1,089,700
Schneider Electric SE	3,294	281,261
Union Pacific Corp.	7,362	987,271
United Technologies Corp.	2,760	352,032
Total Fair Value		$8,576,285
Security	Shares	Fair Value

Air Water, Inc.	10,202	$215,312
Asahi Kasei Corp.	35,607	459,325
Daicel Corp.	16,003	182,080
DIC Corp.	5,201	196,638
Hitachi Chemical Co., Ltd.	6,401	164,412
Kansai Paint Co., Ltd.	8,402	218,326
Kuraray Co., Ltd.	10,002	188,720
Mitsubishi Chemical Holdings Corp.	68,814	755,158
Mitsubishi Gas Chemical Co., Inc.	9,002	258,447
Mitsui Chemicals, Inc.	7,001	225,248
Nippon Paint Holdings Co., Ltd.	14,203	449,369
Nitto Denko Corp.	4,401	390,969
Shin-Etsu Chemical Co., Ltd.	9,402	955,408
Showa Denko K. K.	13,603	581,287
Sumitomo Chemical Co., Ltd.	68,414	491,809
Taiyo Nippon Sanso Corp.	17,604	246,377
Tokai Carbon Co., Ltd.	31,006	383,876
Tokuyama Corp.	7,882	256,713
Toray Industries, Inc.	22,204	209,381
Tosoh Corp.	18,704	423,953
Zeon Corp.	18,004	260,604
Total Fair Value		$7,513,412

The accompanying notes are an integral part of these financial statements.

10  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio

Common Stocks | 84.1%

Australia | 2.4%
AGL Energy, Ltd.	1,407	$26,702
Aristocrat Leisure, Ltd.	13,147	242,268
Cochlear, Ltd.	1,045	139,510
Computershare, Ltd.	2,237	28,431
CSL, Ltd.	5,693	626,580
Investa Office Fund REIT	6,693	23,743
Newcrest Mining, Ltd.	2,545	45,219
Platinum Asset Management, Ltd.	25,835	155,027
Qantas Airways, Ltd.	36,528	143,396
Sandfire Resources NL	4,802	25,800
Stockland REIT	33,837	118,354
The Star Entertainment Group, Ltd.	5,352	25,304
Woodside Petroleum, Ltd.	1,699	43,912
		1,644,246
Austria | 0.3%
Erste Group Bank AG	2,018	87,027
Lenzing AG	269	33,955
Raiffeisen Bank International AG (*)	1,922	69,597
		190,579
Belgium | 0.0%
Proximus SADP	1,021	33,512

Canada | 3.7%
Alimentation Couche-Tard, Inc., Class B	844	44,040
ARC Resources, Ltd.	1,709	20,054
BCE, Inc.	639	30,694
CAE, Inc.	7,435	137,994
Canadian Imperial Bank of Commerce	225	21,934
Canadian National Railway Co.	2,475	204,188
CI Financial Corp.	2,549	60,369
Colliers International Group, Inc.	529	31,929
Crescent Point Energy Corp.	2,955	22,521
Detour Gold Corp. (*)	2,290	26,926
Dollarama, Inc.	393	49,102
Genworth MI Canada, Inc.	4,062	140,571
Husky Energy, Inc. (*)	16,947	239,307
IAMGOLD Corp. (*)	4,469	26,060
Kirkland Lake Gold, Ltd.	1,376	21,094
Metro, Inc.	751	24,048
National Bank of Canada	2,037	101,639
Description	Shares	Fair Value

Norbord, Inc.	1,170	$39,605
Royal Bank of Canada	3,167	258,626
Suncor Energy, Inc.	10,421	382,601
Teck Resources, Ltd., Class B	4,031	105,409
The Bank of Nova Scotia	4,160	268,464
The Toronto-Dominion Bank	482	28,241
Thomson Reuters Corp.	5,930	258,476
		2,543,892
Denmark | 0.9%
Carlsberg A/S, Class B Sponsored ADR	7,515	180,961
Danske Bank A/S	675	26,241
Jyske Bank A/S	518	29,397
Novo Nordisk A/S, Class B	6,120	328,921
Vestas Wind Systems A/S	1,036	71,014
		636,534
Finland | 0.3%
Outokumpu OYJ	4,135	38,377
Sampo Oyj, A Shares ADR	5,020	137,925
		176,302
France | 2.2%
Air France-KLM (*)	11,235	182,655
AXA SA	6,028	178,661
Credit Agricole SA	5,411	89,388
Faurecia	305	23,785
Peugeot SA	4,754	96,571
Schneider Electric SE	2,012	170,640
Societe Generale SA	716	36,915
TOTAL SA	10,013	552,470
Ubisoft Entertainment SA ADR (*)	10,810	165,609
		1,496,694
Germany | 2.4%
Allianz SE	189	43,284
Bayer AG	1,582	196,761
Continental AG	691	186,553
Continental AG Sponsored ADR	3,830	206,360
Covestro AG	1,410	144,980
Deutsche Lufthansa AG	7,853	288,678
Deutsche Telekom AG	3,281	58,187
Rheinmetall AG	712	90,410
RWE AG (*)	2,015	41,089
SAP SE	411	46,085
Siltronic AG (*)	989	143,548
Symrise AG ADR	11,285	240,822
		1,686,757

The accompanying notes are an integral part of these financial statements.

Annual Report  11

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Hong Kong | 1.3%
AIA Group, Ltd. Sponsored ADR	6,795	$232,627
CK Asset Holdings, Ltd.	16,000	139,854
Jardine Matheson Holdings, Ltd.	255	15,482
Kerry Properties, Ltd.	3,500	15,745
Sun Hung Kai Properties, Ltd.	2,000	33,316
Swire Pacific, Ltd., Class A	2,500	23,140
Techtronic Industries Co., Ltd.	6,000	39,107
The Wharf Holdings, Ltd.	18,435	63,747
Wharf Real Estate Investment Co., Ltd. (*)	15,585	103,729
Wheelock & Co., Ltd.	23,504	167,934
Yue Yuen Industrial Holdings, Ltd.	9,090	35,669
		870,350
Ireland | 0.3%
Shire PLC ADR	1,555	241,212

Israel | 0.2%
Israel Discount Bank, Ltd., ADR (*)	4,300	128,871
Israel Discount Bank, Ltd., Class A (*)	7,816	22,703
Nice, Ltd.	266	24,280
		175,854
Italy | 0.2%
Assicurazioni Generali SpA	2,602	47,373
Intesa Sanpaolo SpA	30,629	101,582
		148,955
Japan | 7.6%
Amano Corp.	1,095	28,644
ANA Holdings, Inc.	3,500	146,071
Asahi Glass Co., Ltd.	2,900	125,433
Asahi Kasei Corp.	3,000	38,646
Central Japan Railway Co.	190	34,003
Chugai Pharmaceutical Co., Ltd.	1,100	56,247
Daito Trust Construction Co., Ltd.	155	31,574
Daiwa House Industry Co., Ltd.	1,300	49,942
Daiwa House Industry Co., Ltd. ADR	5,800	222,633
Dexerials Corp.	3,500	45,063
East Japan Railway Co.	600	58,495
Ferrotec Holdings Corp.	2,600	52,787
Haseko Corp.	9,002	139,330
Itochu Techno-Solutions Corp.	2,500	108,359
Japan Petroleum Exploration Co., Ltd.	5,700	150,919
Juki Corp.	5,900	97,553
Kaken Pharmaceutical Co., Ltd.	500	25,806
Kamigumi Co., Ltd.	1,700	37,574
Description	Shares	Fair Value

Kao Corp.	600	$40,583
Kao Corp. Sponsored ADR	2,169	146,570
KDDI Corp.	4,100	102,079
KDDI Corp. ADR	15,815	195,640
Keyence Corp.	100	55,837
Kinden Corp.	2,700	43,951
Kobe Bussan Co., Ltd.	800	30,630
Kuraray Co., Ltd.	1,300	24,537
Maeda Corp.	3,000	41,255
Maruha Nichiro Corp.	700	21,058
Marvelous, Inc.	4,900	45,182
Maxell Holdings, Ltd.	2,000	42,734
Megmilk Snow Brand Co., Ltd.	800	23,648
Mitsubishi UFJ Financial Group, Inc.	75,277	552,337
Mitsui Chemicals, Inc.	1,200	38,622
Morinaga Milk Industry Co., Ltd.	600	27,161
MS&AD Insurance Group Holdings, Inc.	700	23,702
Nagoya Railroad Co., Ltd.	1,000	25,167
Nichirei Corp.	1,025	28,306
Nippon Telegraph & Telephone Corp.	795	37,409
Nishimatsu Construction Co., Ltd.	2,400	67,326
Nitto Denko Corp.	500	44,442
Nomura Holdings, Inc.	7,400	43,697
NTT DOCOMO, Inc.	2,900	68,503
Obayashi Corp.	2,000	24,185
Oji Holdings Corp.	5,000	33,238
ORIX Corp.	3,813	64,471
Penta-Ocean Construction Co., Ltd.	3,900	29,082
Prima Meat Packers, Ltd.	4,000	29,305
Rengo Co., Ltd.	5,080	36,976
Ryohin Keikaku Co., Ltd. ADR	4,215	263,775
Sekisui Chemical Co., Ltd.	7,900	158,411
Shionogi & Co., Ltd.	400	21,627
Showa Corp.	4,200	52,162
Sompo Holdings, Inc.	6,600	254,456
Start Today Co., Ltd.	2,200	66,904
Sumitomo Heavy Industries, Ltd.	1,200	50,830
Taisei Corp.	600	29,844
Takeuchi Manufacturing Co., Ltd.	1,913	45,470
Teijin, Ltd.	4,175	93,038
The Chugoku Electric Power Co., Inc.	3,631	38,977
The Shizuoka Bank, Ltd.	3,000	31,003
Tokyo Electron, Ltd.	800	143,302
Tokyo Gas Co., Ltd.	1,927	44,006
Topcon Corp.	2,400	51,848
Toyobo Co., Ltd.	1,300	23,595

The accompanying notes are an integral part of these financial statements.

12  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

V Technology Co., Ltd.	200	$32,259
West Japan Railway Co.	300	21,886
Yamaha Corp. Sponsored ADR	3,515	131,004
Yaskawa Electric Corp.	5,400	235,958
		5,227,067
Luxembourg | 0.2%
B&M European Value Retail SA	22,157	126,350

Malta | 0.0%
Kindred Group PLC	2,047	29,280

Netherlands | 1.5%
BE Semiconductor Industries NV	659	55,060
Royal Dutch Shell PLC, A Shares	21,914	733,610
Wolters Kluwer NV	445	23,173
Wolters Kluwer NV Sponsored ADR	4,720	246,290
		1,058,133
New Zealand | 0.1%
Fisher & Paykel Healthcare Corp., Ltd., Class C	2,670	27,075
Spark New Zealand, Ltd.	13,213	33,983
		61,058
Norway | 1.7%
Aker BP ASA	9,638	236,954
Leroy Seafood Group ASA	4,372	23,418
Marine Harvest ASA	1,766	29,895
Statoil ASA	36,603	783,014
Telenor ASA	3,848	82,427
		1,155,708
Singapore | 1.0%
Best World International, Ltd.	45,700	45,209
CapitaLand, Ltd.	9,200	24,239
Oversea-Chinese Banking Corp., Ltd. ADR	8,320	155,168
Singapore Airlines, Ltd.	5,930	47,234
United Overseas Bank, Ltd.	8,100	159,791
UOL Group, Ltd.	23,900	158,464
Venture Corp., Ltd.	6,600	100,855
		690,960
Spain | 0.6%
Banco Bilbao Vizcaya Argentaria SA	5,119	43,575
Banco Santander SA	40,186	263,514
Corporacion Financiera Alba SA	190	10,868
Mapfre SA	11,954	38,324
Telefonica SA	7,271	70,795
		427,076
Description	Shares	Fair Value

Sweden | 1.0%
Assa Abloy AB ADR	12,720	$131,270
Axfood AB	1,381	26,602
Electrolux AB, Series B	4,620	148,587
Hennes & Mauritz AB, B Shares	1,016	20,935
Hexagon AB ADR	3,190	160,298
Nordea Bank AB Sponsored ADR	10,440	126,428
Svenska Cellulosa AB SCA, Class B	5,277	54,267
Swedish Orphan Biovitrum AB (*)	2,798	38,302
		706,689
Switzerland | 1.7%
Adecco Group AG	582	44,482
Julius Baer Group, Ltd. ADR	10,245	124,989
Partners Group Holding AG	395	270,668
Roche Holding AG	2,492	630,335
STMicroelectronics NV	2,619	56,877
Swiss Life Holding AG	79	27,961
		1,155,312
United Kingdom | 5.4%
Admiral Group PLC	1,456	39,264
Ashtead Group PLC ADR	1,850	201,289
Associated British Foods PLC	2,234	84,929
AstraZeneca PLC	2,176	149,324
BP PLC	17,366	122,474
British American Tobacco PLC Sponsored ADR	4,800	321,552
Centrica PLC	44,700	82,765
Coca-Cola European Partners PLC	4,040	160,994
Compass Group PLC	2,376	51,376
Compass Group PLC Sponsored ADR	8,487	186,332
Crest Nicholson Holdings PLC	5,974	43,745
CVS Group PLC	2,191	30,764
Diageo PLC Sponsored ADR	1,635	238,759
Electrocomponents PLC	4,008	33,854
Fevertree Drinks PLC	3,254	100,211
Hargreaves Lansdown PLC	1,031	25,079
International Consolidated Airlines Group SA	24,009	208,463
Land Securities Group PLC REIT	2,909	39,452
Lloyds Banking Group PLC	50,701	46,427
Moneysupermarket.com Group PLC	5,090	24,450
Persimmon PLC	2,815	103,954
Prudential PLC ADR	3,805	193,218
Redrow PLC	2,552	22,607
RELX NV Sponsored ADR	10,535	243,042
Rio Tinto PLC Sponsored ADR	2,245	118,828

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Smith & Nephew PLC	1,889	$32,686
SSE PLC	18,879	336,324
SSP Group PLC	6,811	62,584
Taylor Wimpey PLC	34,927	97,296
Unilever PLC	2,613	144,759
Unilever PLC Sponsored ADR	2,555	141,394
Wm Morrison Supermarkets PLC	8,834	26,218
		3,714,413
United States | 49.1%
3M Co.	3,892	916,060
AbbVie, Inc.	4,665	451,152
Accenture PLC, Class A	5,687	870,623
Adobe Systems, Inc. (*)	1,411	247,264
Advanced Energy Industries, Inc. (*)	316	21,324
Air Lease Corp.	1,037	49,869
Allergan PLC	362	59,216
Ally Financial, Inc.	4,609	134,398
Alphabet, Inc., Class A (*)	353	371,850
Alphabet, Inc., Class C (*)	144	150,682
Altria Group, Inc.	764	54,557
Amazon.com, Inc. (*)	145	169,573
AMC Networks, Inc., Class A (*)	477	25,796
Amdocs, Ltd.	468	30,645
Ameren Corp.	4,969	293,121
American Axle & Manufacturing Holdings, Inc. (*)	7,042	119,925
American Electric Power Co., Inc.	494	36,344
American Express Co.	3,070	304,882
Ameriprise Financial, Inc.	1,991	337,415
Anthem, Inc.	1,114	250,661
Aon PLC	2,554	342,236
Apple, Inc.	5,023	850,042
Applied Materials, Inc.	6,687	341,839
Aptiv PLC	974	82,624
AT&T, Inc.	25,632	996,572
Atkore International Group, Inc. (*)	1,359	29,151
AutoZone, Inc. (*)	215	152,945
Bank of America Corp.	7,618	224,883
Baxter International, Inc.	749	48,415
BGC Partners, Inc., Class A	2,400	36,264
Biogen, Inc. (*)	570	181,585
Bloomin’ Brands, Inc.	1,157	24,690
Bristol-Myers Squibb Co.	3,614	221,466
Campbell Soup Co.	999	48,062
Cardtronics PLC, Class A (*)	1,548	28,669
Description	Shares	Fair Value

Carnival Corp.	2,796	$185,571
Carnival PLC	1,562	102,703
Celgene Corp. (*)	1,784	186,178
Centene Corp. (*)	1,619	163,325
Cigna Corp.	1,293	262,595
Cisco Systems, Inc.	4,125	157,988
Citigroup, Inc.	6,757	502,788
Cognizant Technology Solutions Corp., Class A	1,197	85,011
Comcast Corp., Class A	18,546	742,767
Comerica, Inc.	2,825	245,238
Commerce Bancshares, Inc.	1,743	97,329
ConocoPhillips	900	49,401
Consolidated Edison, Inc.	1,284	109,076
Costco Wholesale Corp.	1,576	293,325
Crown Holdings, Inc. (*)	2,872	161,550
Cummins, Inc.	1,319	232,988
CVS Health Corp.	1,281	92,873
Darden Restaurants, Inc.	1,167	112,055
Deckers Outdoor Corp. (*)	321	25,760
Delphi Technologies PLC (*)	324	17,000
Discovery Communications, Inc., Class C (*)	1,212	25,658
DXC Technology Co.	2,295	217,795
Eastman Chemical Co.	2,744	254,204
Eaton Corp. PLC	1,955	154,465
eBay, Inc. (*)	3,805	143,601
EchoStar Corp., Class A (*)	661	39,594
Eli Lilly & Co.	2,326	196,454
Eversource Energy	1,308	82,639
Exelon Corp.	505	19,902
F5 Networks, Inc. (*)	410	53,800
Facebook, Inc., Class A (*)	2,878	507,852
Fifth Third Bancorp	2,777	84,254
Fiserv, Inc. (*)	578	75,793
Five Below, Inc. (*)	2,005	132,972
General Motors Co.	1,780	72,962
Genpact, Ltd.	1,091	34,628
Hanesbrands, Inc.	1,224	25,594
Hasbro, Inc.	228	20,723
HCA Healthcare, Inc. (*)	2,619	230,053
Honeywell International, Inc.	1,795	275,281
Humana, Inc.	97	24,063
Huntington Ingalls Industries, Inc.	578	136,235
ICON PLC (*)	308	34,542
IDEXX Laboratories, Inc. (*)	234	36,593
Intel Corp.	2,187	100,952

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Intercontinental Exchange, Inc.	3,710	$261,778
Intuit, Inc.	914	144,211
IPG Photonics Corp. (*)	474	101,498
IQVIA Holdings, Inc. (*)	2,145	209,995
Johnson & Johnson	5,263	735,346
Johnson Controls International PLC	4,043	154,079
JPMorgan Chase & Co.	5,719	611,590
Kimberly-Clark Corp.	793	95,683
Koppers Holdings, Inc. (*)	919	46,777
Las Vegas Sands Corp.	1,635	113,616
Lear Corp.	470	83,030
Lincoln National Corp.	6,393	491,430
Lockheed Martin Corp.	681	218,635
Lowe’s Cos., Inc.	6,986	649,279
Marsh & McLennan Cos., Inc.	1,004	81,716
Masimo Corp. (*)	258	21,878
MasterCard, Inc., Class A	2,562	387,784
Medtronic PLC	2,040	164,730
MetLife, Inc.	3,770	190,611
MGM Growth Properties LLC, REIT Class A	1,317	38,391
Michael Kors Holdings, Ltd. (*)	418	26,313
Microsoft Corp.	6,025	515,378
Mitel Networks Corp. (*)	5,143	42,327
Molson Coors Brewing Co., Class B	1,820	149,367
Monsanto Co.	1,035	120,867
Motorola Solutions, Inc.	1,550	140,027
Nasdaq, Inc.	330	25,354
NIKE, Inc., Class B	338	21,142
Northrop Grumman Corp.	1,545	474,176
NVIDIA Corp.	900	174,150
Park Hotels & Resorts, Inc. REIT	1,837	52,814
Paychex, Inc.	1,295	88,164
PayPal Holdings, Inc. (*)	531	39,092
PepsiCo, Inc.	9,942	1,192,245
PG&E Corp.	5,667	254,052
Pinnacle West Capital Corp.	424	36,116
Pioneer Natural Resources Co.	171	29,557
PNM Resources, Inc.	563	22,773
Prudential Financial, Inc.	1,093	125,673
Quest Diagnostics, Inc.	316	31,123
Radian Group, Inc.	2,500	51,525
Raytheon Co.	172	32,310
Regions Financial Corp.	5,781	99,896
Republic Services, Inc.	708	47,868
Rockwell Automation, Inc.	1,225	240,529
Description	Shares	Fair Value

Ross Stores, Inc.	7,965	$639,191
Royal Caribbean Cruises, Ltd.	1,101	131,327
S&P Global, Inc.	1,440	243,936
Sabra Health Care REIT, Inc.	1,715	32,191
Schlumberger, Ltd.	2,910	196,105
Silgan Holdings, Inc.	2,072	60,896
Simon Property Group, Inc. REIT	3,636	624,447
Sirius XM Holdings, Inc.	19,404	104,005
Skyworks Solutions, Inc.	1,107	105,110
Snap-on, Inc.	820	142,926
Southwest Airlines Co.	736	48,171
Starbucks Corp.	4,992	286,691
Synopsys, Inc. (*)	1,732	147,636
Sysco Corp.	2,469	149,942
The Boeing Co.	2,325	685,666
The Charles Schwab Corp.	4,205	216,011
The Coca-Cola Co.	7,135	327,354
The Estee Lauder Cos., Inc., Class A	2,142	272,548
The Gap, Inc.	811	27,623
The Home Depot, Inc.	803	152,193
The J.M. Smucker Co.	1,430	177,663
The Procter & Gamble Co.	237	21,776
The TJX Cos., Inc.	4,488	343,152
The Toro Co.	1,427	93,083
Thermo Fisher Scientific, Inc.	1,115	211,716
Time Warner, Inc.	1,659	151,749
United Continental Holdings, Inc. (*)	574	38,688
United Rentals, Inc. (*)	659	113,289
United Technologies Corp.	1,635	208,577
UnitedHealth Group, Inc.	2,979	656,750
Validus Holdings, Ltd.	1,119	52,503
Vantiv, Inc., Class A (*)	4,025	296,039
Verizon Communications, Inc.	7,781	411,848
Versum Materials, Inc.	2,082	78,804
Visa, Inc., Class A	4,875	555,847
VMware, Inc., Class A (*)	1,421	178,080
Wal-Mart Stores, Inc.	3,423	338,021
Waste Management, Inc.	1,851	159,741
WEC Energy Group, Inc.	357	23,716
Welbilt, Inc. (*)	5,760	135,418
Wells Fargo & Co.	800	48,536
Williams-Sonoma, Inc.	464	23,989
Xcel Energy, Inc.	12,064	580,399
Zoetis, Inc.	4,225	304,369
		33,943,547
Total Common Stocks (Cost $50,798,659)		58,140,480

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 4.4%

Australia | 0.1%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	90	$73,054
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	25	19,993
			93,047
Belgium | 0.1%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	95	95,468

Canada | 0.4%
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	105	104,876
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	70	70,034
2.621%, 12/22/21	CAD	130	104,179
			279,089
Denmark | 0.2%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	100	131,768

France | 0.2%
Orange SA, 5.375%, 07/08/19	USD	133	139,012

Germany | 0.2%
BMW Finance NV, 3.375%, 12/14/18	GBP	100	138,333

Netherlands | 0.1%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	80	59,726

New Zealand | 0.1%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	100	86,560

Spain | 0.2%
Iberdrola International BV, 1.125%, 04/21/26	EUR	100	120,222
Description	Security Currency	Principal Amount (000)	Fair Value

United Kingdom | 0.1%
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	50	$72,661

United States | 2.7%
Alphabet, Inc., 3.625%, 05/19/21	USD	50	52,337
Amazon.com, Inc., 3.800%, 12/05/24	USD	105	110,873
Apple, Inc.:
2.850%, 02/23/23	USD	22	22,295
3.850%, 05/04/43	USD	130	134,942
Citigroup, Inc., 3.250% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	165	131,293
General Electric Co., 4.250%, 01/17/18	NZD	140	99,288
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	135	106,692
John Deere Capital Corp., 2.300%, 09/16/19	USD	40	40,021
Johnson & Johnson, 3.625%, 03/03/37	USD	65	68,619
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	75	80,245
Microsoft Corp., 4.450%, 11/03/45	USD	157	183,848
Morgan Stanley, 3.625%, 01/20/27	USD	105	107,432
NIKE, Inc., 2.375%, 11/01/26	USD	110	104,768
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	145	107,325
3.625%, 01/22/23	USD	85	87,795
The Home Depot, Inc., 2.625%, 06/01/22	USD	105	105,573
Union Pacific Corp., 4.163%, 07/15/22	USD	95	101,820
Wells Fargo & Co., 3.010% (BBSW 3 Month + 1.320%), 07/27/21 (§)	AUD	175	138,648
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	75	60,839
			1,844,653
Total Corporate Bonds (Cost $2,967,174)			3,060,539

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Foreign Government Obligations | 7.3%

Australia | 0.5%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	120	$103,348
3.000%, 03/22/24	AUD	125	99,155
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	125	114,611
			317,114
Bermuda | 0.3%
Government of Bermuda, 4.854%, 02/06/24	USD	200	216,526

Canada | 0.9%
Province of Alberta, 4.000%, 12/01/19	CAD	95	78,623
Province of British Columbia:
3.700%, 12/18/20	CAD	115	96,058
4.700%, 06/18/37	CAD	50	50,825
Province of Ontario, 1.950%, 01/27/23	CAD	165	129,249
Province of Quebec:
3.500%, 07/29/20	USD	105	108,237
1.650%, 03/03/22	CAD	55	42,921
2.500%, 04/20/26	USD	90	88,002
			593,915
Cayman Islands | 0.1%
Cayman Islands Government Bonds, 5.950%, 11/24/19	USD	100	107,010

Chile | 0.3%
Republic of Chile, 3.125%, 01/21/26	USD	200	202,750

Czech Republic | 0.4%
Czech Republic: 1.100% (PRIBOR 1 Year + 0.650%), 04/18/23 (§)	CZK	3,020	152,297
2.500%, 08/25/28	CZK	3,120	157,360
			309,657
France | 0.3%
Government of France, 1.750%, 06/25/39	EUR	170	214,903
Description	Security Currency	Principal Amount (000)	Fair Value

Hungary | 0.3%
Hungary Government Bonds, 5.500%, 06/24/25	HUF	43,940	$213,672

Italy | 0.1%
Italy Buoni Poliennali Del Tesoro, 2.250%, 09/01/36	EUR	90	99,780

Japan | 0.3%
Japan International Cooperation Agency, 2.125%, 10/20/26	USD	200	188,416

Mexico | 0.5%
Mexican Bonos, 6.500%, 06/09/22	MXN	4,000	194,784
United Mexican States, 6.750%, 02/06/24	GBP	100	166,912
			361,696
New Zealand | 0.4%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	260	203,774
4.500%, 04/15/27	NZD	110	83,040
			286,814
Norway | 0.8%
City of Oslo Norway:
4.600%, 06/22/20	NOK	1,000	132,067
2.300%, 03/14/24	NOK	1,000	122,752
Kommunalbanken AS, 1.375%, 10/26/20 (#)	USD	200	195,516
Oslo Kommune, 1.600%, 05/05/22	NOK	1,000	119,751
			570,086
Poland | 0.5%
Poland Government Bonds: 1.810% (WIBOR 6 Month), 01/25/21 (§)	PLN	799	229,721
2.500%, 07/25/26	PLN	425	115,568
			345,289
Romania | 0.2%
Romanian Government Bonds, 2.875%, 10/28/24	EUR	92	121,977

Singapore | 0.7%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	596	475,258

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Spain | 0.2%
Spain Government Bonds, 1.600%, 04/30/25	EUR	94	$117,929

Sweden | 0.3%
Kommuninvest I Sverige AB, 1.500%, 04/23/19	USD	200	198,667

United Kingdom | 0.2%
United Kingdom Gilt, 1.500%, 07/22/47	GBP	85	107,994

Total Foreign Government Obligations (Cost $4,894,572)			5,049,453

Quasi Government Bonds | 0.8%

Canada | 0.6%
Canada Housing Trust No. 1, 2.400%, 12/15/22	CAD	130	104,637
Export Development Canada, 1.800%, 09/01/22	CAD	35	27,505
Hydro-Quebec: 1.560% (CDOR 3 Month + 0.140%), 12/01/19 (§)	CAD	260	208,008
9.625%, 07/15/22	CAD	55	57,510
			397,660
Germany | 0.2%
KFW, 1.125%, 12/23/19	GBP	100	136,411

Total Quasi Government Bonds (Cost $510,614)			534,071

Supranationals | 0.7%
African Development Bank, 2.375%, 09/23/21	USD	50	50,203
Asian Development Bank:
1.875%, 04/12/19	USD	100	99,881
2.125%, 03/19/25	USD	115	112,138
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	135	103,780
International Bank for Reconstruction & Development, 3.500%, 01/22/21	NZD	55	39,948
Description	Security Currency	Principal Amount (000)	Fair Value

International Finance Corp., 3.625%, 05/20/20	NZD	140	$101,824

Total Supranationals (Cost $506,989)			507,774

US Municipal Bonds | 0.3%

California | 0.2%
California State Build America Bonds, 7.500%, 04/01/34	USD	95	140,678

Georgia | 0.1%
Georgia State Build America Bonds Series B, 2.380%, 02/01/27	USD	100	95,441

Total US Municipal Bonds (Cost $242,746)			236,119

US Treasury Securities | 1.2%
US Treasury Notes:
2.125%, 05/15/25	USD	155	152,593
1.625%, 05/15/26	USD	426	401,124
3.125%, 11/15/41	USD	100	107,395
2.500%, 05/15/46	USD	180	171,031

Total US Treasury Securities (Cost $825,684)			832,143

Description		Shares	Fair Value

Short-Term Investments | 1.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $904,332)		904,332	$904,332

Total Investments | 100.1% (Cost $61,650,770) (¤)			$69,264,911

Liabilities in Excess of Cash and Other Assets | (0.1)%			(90,106)

Net Assets | 100.0%			$69,174,805

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	118,737	USD	91,589	CIT	02/22/18	$1,050	$—
AUD	265,572	USD	203,745	CIT	02/22/18	3,456	—
AUD	65,239	USD	50,000	HSB	02/22/18	900	—
CAD	80,614	USD	63,351	CIT	02/22/18	827	—
CAD	139,625	USD	110,000	CIT	02/22/18	1,157	—
CHF	57,321	USD	58,094	HSB	02/22/18	933	—
CHF	42,302	USD	43,114	SSB	03/28/18	561	—
EUR	8,313	USD	10,000	CIT	01/11/18	—	21
EUR	32,996	USD	39,000	CIT	01/11/18	609	—
EUR	140,128	USD	165,498	CIT	01/11/18	2,714	—
EUR	1,407,520	USD	1,662,580	HSB	01/11/18	27,032	—
EUR	574,538	USD	685,265	SSB	03/28/18	7,629	—
GBP	17,066	USD	22,681	HSB	02/22/18	397	—
GBP	158,428	USD	212,841	SSB	03/28/18	1,665	—
JPY	11,025,828	USD	99,000	CIT	01/11/18	—	1,115
JPY	69,312,615	USD	619,817	CIT	01/11/18	—	4,475
JPY	143,867,166	USD	1,286,380	HSB	01/11/18	—	9,158
KRW	112,581,020	USD	103,561	HSB	03/09/18	2,009	—
NZD	59,634	USD	40,555	HSB	02/22/18	1,681	—
SEK	776,721	USD	92,371	CIT	02/22/18	2,596	—
SEK	235,356	USD	27,985	HSB	02/22/18	792	—
USD	905,333	AUD	1,193,175	CIT	02/22/18	—	25,593
USD	331,065	AUD	429,394	SSB	03/28/18	—	3,912
USD	23,521	CAD	30,004	CIT	02/22/18	—	365
USD	50,780	CAD	65,186	CIT	02/22/18	—	1,116
USD	997,757	CAD	1,269,645	CIT	02/22/18	—	13,025
USD	635,709	CAD	809,214	SSB	03/28/18	—	8,773
USD	151,885	CZK	3,285,718	CIT	01/17/18	—	2,541
USD	63,866	CZK	1,399,557	HSB	01/17/18	—	1,912
USD	14,779	CZK	317,945	HSB	02/26/18	—	192
USD	75,287	CZK	1,651,455	JPM	01/17/18	—	2,330
USD	61,947	DKK	386,658	SSB	03/28/18	—	707
USD	98,956	GBP	74,456	HSB	02/22/18	—	1,732
USD	198,833	HKD	1,552,286	SSB	03/28/18	—	181
USD	79,479	HUF	21,153,712	JPM	02/22/18	—	2,405
USD	127,838	HUF	33,870,980	JPM	02/22/18	—	3,273
USD	63,210	ILS	219,857	SSB	03/28/18	—	195
USD	81,389	MXN	1,577,345	HSB	02/22/18	1,888	—
USD	87,397	MXN	1,679,530	HSB	02/22/18	2,746	—
USD	257,914	NOK	2,130,162	CIT	02/22/18	—	1,888
USD	111,019	NOK	917,076	HSB	02/22/18	—	831
USD	96,282	NOK	800,364	SSB	03/28/18	—	1,427
USD	613,124	NZD	901,573	HSB	02/22/18	—	25,417

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Lazard Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	164,010	PLN	590,074	CIT	02/22/18	$—	$5,515
USD	150,959	PLN	543,512	HSB	02/22/18	—	5,188
USD	798	SEK	6,624	SSB	03/28/18	—	13
USD	457,575	SGD	620,207	HSB	02/22/18	—	6,491
USD	106,796	SGD	143,409	SSB	03/28/18	—	570
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$60,642	$130,361

The accompanying notes are an integral part of these financial statements.

20  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2017

(*)	Non-income producing security.
(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2017.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2017, the percentage of net assets for the following Portfolio was as follows:

Portfolio	Percentage of Net Assets

Global Dynamic Multi-Asset	0.4%

(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Rate
CDOR	—	Canadian Depository Offered Rate
ETF	—	Exchange-Traded Fund
LIBOR	—	London Interbank Offered Rate
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
WIBOR	—	Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CZK	—	Czech Koruna
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound Sterling
HKD	—	Hong Kong Dollar
HUF	—	Hungarian Forint
ILS	—	Israeli Shekel

Counterparty Abbreviations:
CIT	—	Citibank NA
GSC	—	Goldman Sachs International
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SSB	—	State Street Bank and Trust Co.

JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican New Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PLN	—	Polish Zloty
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry†	Lazard Global Dynamic Multi- Asset Portfolio

Aerospace & Defense	2.8%
Airlines	1.6
Auto Components	1.1
Automobiles	0.5
Banks	7.8
Beverages	3.7
Biotechnology	2.5
Building Products	0.6
Capital Markets	3.4
Chemicals	1.6
Commercial Services & Suppliers	0.3
Communications Equipment	0.6
Construction & Engineering	0.3
Consumer Finance	0.6
Containers & Packaging	0.4
Diversified Financial Services	0.2
Diversified Telecommunication Services	2.9
Electric Utilities	2.2
Electrical Equipment	1.0
Electronic Equipment, Instruments & Components	1.2
Energy Equipment & Services	0.3
Equity Real Estate Investment Trusts (REITs)	1.3
Food & Staples Retailing	1.5
Food Products	0.8
Gas Utilities	0.1
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	2.4
Hotels, Restaurants & Leisure	2.3
Household Durables	1.2
Household Products	0.2
Independent Power and Renewable Electricity Producers	0.4
Industrial Conglomerates	2.0
Insurance	3.6
Industry†	Lazard Global Dynamic Multi- Asset Portfolio

Internet & Catalog Retail	0.5%
Internet Software & Services	1.8
IT Services	4.1
Leisure Products	0.2
Life Sciences Tools & Services	0.7
Machinery	1.4
Media	1.5
Metals & Mining	0.6
Multiline Retail	0.6
Multi-Utilities	0.8
Oil, Gas & Consumable Fuels	4.9
Paper & Forest Products	0.2
Personal Products	1.1
Pharmaceuticals	4.3
Professional Services	0.8
Real Estate Management & Development	1.5
Road & Rail	0.7
Semiconductors & Semiconductor Equipment	1.8
Software	2.5
Specialty Retail	3.3
Technology Hardware, Storage & Peripherals	1.5
Textiles, Apparel & Luxury Goods	0.4
Thrifts & Mortgage Finance	0.3
Tobacco	0.6
Trading Companies & Distributors	0.5
Transportation Infrastructure	0.1
Wireless Telecommunication Services	0.5
Subtotal	89.3
Foreign Government Obligations	7.3
Supranationals	0.7
US Municipal Bonds	0.3
US Treasury Securities	1.2
Short-Term Investments	1.3
Total Investments	100.1%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

22  Annual Report

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2017	Lazard Capital Allocator Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi- Asset Portfolio

ASSETS
Investments in securities, at fair value	$146,822,985	$69,264,911
Cash	—	1,146
Foreign currency, at fair value	232	29,776
Receivables for:
Capital stock sold	5,797,759	650
Dividends and interest	49,456	158,036
Gross unrealized appreciation on swap agreements	339,094	—
Gross unrealized appreciation on forward currency contracts	—	60,642
Prepaid expenses	3,575	7,152
Total assets	153,013,101	69,522,313

LIABILITIES
Cash collateral due to broker on swap agreements	370,000	—
Payables for:
Management fees	151,594	49,000
Accrued custodian fees	27,323	110,629
Accrued professional services	25,071	29,411
Accrued distribution fees	90	86
Capital stock redeemed	218,435	—
Investments purchased	—	24,845
Gross unrealized depreciation on forward currency contracts	—	130,361
Other accrued expenses and payables	25,396	3,176
Total liabilities	817,909	347,508
Net assets	$152,195,192	$69,174,805

NET ASSETS
Paid in capital	$137,113,406	$61,748,410
Undistributed (Distributions in excess of) net investment income (loss)	(354,162)	(119,957)
Accumulated net realized gain (loss)	2,320,403	287
Net unrealized appreciation (depreciation) on:
Investments	12,776,442	7,614,141
Foreign currency translations and forward currency contracts	9	(68,076)
Swap agreements	339,094	—
Net assets	$152,195,192	$69,174,805
Institutional Shares
Net assets	$151,767,417	$68,761,146
Shares of capital stock outstanding*	14,316,598	5,986,168
Net asset value, offering and redemption price per share	$10.60	$11.49

Open Shares
Net assets	$427,775	$413,659
Shares of capital stock outstanding*	40,563	36,012
Net asset value, offering and redemption price per share	$10.55	$11.49

Cost of investments in securities	$134,046,543	$61,650,770
Cost of foreign currency	$219	$29,739

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Annual Report  23

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2017	Lazard Capital Allocator Opportunistic Strategies Portfolio	Lazard Global Dynamic Multi- Asset Portfolio

Investment Income (Loss)

Income
Dividends	$2,868,996	$1,133,488
Interest	231,311	225,453
Total investment income*	3,100,307	1,358,941

Expenses
Management fees (Note 3)	1,519,002	472,950
Professional services	50,357	48,292
Custodian fees	41,820	191,113
Administration fees	36,630	23,062
Registration fees	34,809	36,301
Shareholders’ reports	30,815	4,461
Shareholders’ services	26,790	26,155
Directors’ fees and expenses	10,076	6,655
Shareholders’ meeting	4,064	2,568
Distribution fees (Open Shares)	1,335	782
Amortization of offering costs (Note 2(h))	—	31,402
Other	9,646	7,021
Total gross expenses before expenses on securities sold short	1,765,344	850,762
Dividend expense on securities sold short	46,428	—
Total gross expenses	1,811,772	850,762
Management fees waived and expenses reimbursed	(213,767)	(317,520)
Total net expenses	1,598,005	533,242
Net investment income (loss)	1,502,302	825,699

Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency Transactions, Forward Currency Contracts and Swap Agreements
Net realized gain (loss) on:
Investments	10,686,557	2,522,567
Securities sold short	56,396	—
Foreign currency transactions	(2,965)	10,024
Forward currency contracts	—	(64,758)
Swap agreements	3,114,315	—
Total net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and swap agreements	13,854,303	2,467,833
Net change in unrealized appreciation (depreciation) on:
Investments	9,029,756	7,671,186
Foreign currency translations	24	692
Forward currency contracts	—	27,744
Swap agreements	409,790	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	9,439,570	7,699,622
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and swap agreements	23,293,873	10,167,455
Net increase (decrease) in net assets resulting from operations	$24,796,175	$10,993,154
* Net of foreign withholding taxes of	$—	$58,208

The accompanying notes are an integral part of these financial statements.

24  Annual Report

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Capital Allocator		Lazard Global Dynamic
	Opportunistic Strategies Portfolio		Multi-Asset Portfolio
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016 (a)

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,502,302	$2,619,791	$825,699	$146,778
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and swap agreements	13,854,303	(2,030,624)	2,467,833	658
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	9,439,570	6,931,900	7,699,622	(153,557)
Net increase (decrease) in net assets resulting from operations	24,796,175	7,521,067	10,993,154	(6,121)
Distributions to shareholders
From net investment income
Institutional Shares	(1,886,787)	(2,125,006)	(788,919)	(239,979)
Open Shares	(4,028)	(10,062)	(3,510)	(661)
From net realized gains
Institutional Shares	(9,179,964)	—	(2,498,089)	(16,276)
Open Shares	(25,934)	—	(14,937)	(70)
Return of capital
Institutional Shares	—	(246,932)	—	—
Open Shares	—	(1,169)	—	—
Net decrease in net assets resulting from distributions	(11,096,713)	(2,383,169)	(3,305,455)	(256,986)
Capital stock transactions
Net proceeds from sales
Institutional Shares	35,317,474	18,930,615	9,364,602	48,568,527
Open Shares	49,791	349,702	267,652	230,070
Net proceeds from reinvestment of distributions
Institutional Shares	10,077,754	2,219,667	3,280,747	256,255
Open Shares	29,181	11,030	18,447	731
Cost of shares redeemed
Institutional Shares	(48,762,309)	(55,399,225)	(77,323)	(18,315)
Open Shares	(533,355)	(284,038)	(121,195)	(19,985)
Net increase (decrease) in net assets from capital stock transactions	(3,821,464)	(34,172,249)	12,732,930	49,017,283
Redemption fees (Note 2(j))
Institutional Shares	—	1,002	—	—
Net increase in net assets from redemption fees	—	1,002	—	—
Total increase (decrease) in net assets	9,877,998	(29,033,349)	20,420,629	48,754,176
Net assets at beginning of period	142,317,194	171,350,543	48,754,176	—
Net assets at end of period*	$152,195,192	$142,317,194	$69,174,805	$48,754,176
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(354,162)	$50,483	$(119,957)	$(177,277)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	14,593,661	18,234,761	4,855,126	—
Shares sold	3,454,939	2,073,664	850,861	4,831,304
Shares issued to shareholders from reinvestment of distributions	953,430	228,596	286,980	25,600
Shares redeemed	(4,685,432)	(5,943,360)	(6,799)	(1,778)
Net increase (decrease)	(277,063)	(3,641,100)	1,131,042	4,855,126
Shares outstanding at end of period	14,316,598	14,593,661	5,986,168	4,855,126
Open Shares
Shares outstanding at beginning of period	85,313	77,778	21,043	—
Shares sold	4,746	36,303	24,809	22,963
Shares issued to shareholders from reinvestment of distributions	2,774	1,142	1,613	73
Shares redeemed	(52,270)	(29,910)	(11,453)	(1,993)
Net increase (decrease)	(44,750)	7,535	14,969	21,043
Shares outstanding at end of period	40,563	85,313	36,012	21,043

(a) The Portfolio commenced operations on May 27, 2016.

The accompanying notes are an integral part of these financial statements.

Annual Report  25

The Lazard Funds, Inc. Financial Highlights

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.70	$9.36	$10.02	$10.24	$10.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.16 ^	0.07	0.04	0.09
Net realized and unrealized gain (loss)	1.62	0.34	(0.46)	0.41	1.12
Total from investment operations	1.72	0.50	(0.39)	0.45	1.21
Less distributions from:
Net investment income	(0.14)	(0.14)	(0.03)	(0.28)	(0.48)
Net realized gains	(0.68)	—	(0.24)	(0.39)	(0.52)
Return of capital	—	(0.02)	— (b)	—	—
Total distributions	(0.82)	(0.16)	(0.27)	(0.67)	(1.00)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$10.60	$9.70	$9.36	$10.02	$10.24
Total Return (c)	17.74%	5.36%^	-3.80%	4.40%	12.22%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$151,767	$141,494	$170,626	$185,489	$214,161
Ratios to average net assets:
Net expenses	1.05%	1.02%^	1.02%	1.02%	1.02%
Gross expenses	1.18%	1.19%	1.18%	1.15%	1.13%
Gross expenses, excluding expenses on securities sold short	1.15%	1.19%	1.18%	1.15%	1.13%
Net investment income (loss)	0.99%	1.72%^	0.66%	0.35%	0.89%
Portfolio turnover rate:
Excluding securities sold short	142%	238%	255%	265%	193%
Including securities sold short	153%	N/A	N/A	N/A	N/A

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$9.65	$9.32	$10.02	$10.24	$10.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.13 ^	0.01	0.01	0.06
Net realized and unrealized gain (loss)	1.64	0.33	(0.47)	0.41	1.12
Total from investment operations	1.69	0.46	(0.46)	0.42	1.18
Less distributions from:
Net investment income	(0.11)	(0.11)	— (b)	(0.25)	(0.45)
Net realized gains	(0.68)	—	(0.24)	(0.39)	(0.52)
Return of capital	—	(0.02)	— (b)	—	—
Total distributions	(0.79)	(0.13)	(0.24)	(0.64)	(0.97)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$10.55	$9.65	$9.32	$10.02	$10.24
Total Return (c)	17.48%	4.97%^	-4.51%	4.10%	11.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$428	$823	$725	$3,950	$2,616
Ratios to average net assets:
Net expenses	1.34%	1.32%^	1.32%	1.32%	1.32%
Gross expenses	3.87%	3.31%	1.66%	1.81%	1.84%
Gross expenses, excluding expenses on securities sold short	3.85%	3.31%	1.66%	1.81%	1.84%
Net investment income (loss)	0.53%	1.43%^	0.15%	0.14%	0.60%
Portfolio turnover rate:
Excluding securities sold short	142%	238%	255%	265%	193%
Including securities sold short	153%	N/A	N/A	N/A	N/A
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

26  Annual Report

LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

	Year	For the Period
Selected data for a share of capital	Ended	5/27/16* to
stock outstanding throughout each period	12/31/17	12/31/16

Institutional Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.06
Net realized and unrealized gain (loss)	1.92	(0.01)

Total from investment operations	2.07	0.05
Less distributions from:
Net investment income	(0.14)	(0.05)
Net realized gains	(0.44)	— (b)

Total distributions	(0.58)	(0.05)

Net asset value, end of period	$11.49	$10.00

Total Return (c)	20.69%	0.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$68,761	$48,544
Ratios to average net assets (d):
Net expenses	0.90%	0.90%
Gross expenses	1.42%	2.14%
Net investment income (loss)	1.40%	0.95%
Portfolio turnover rate	102%	67%

	Year	For the Period
Selected data for a share of capital	Ended	5/27/16* to
stock outstanding throughout each period	12/31/17	12/31/16

Open Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.04
Net realized and unrealized gain (loss)	1.91	(0.01)

Total from investment operations	2.03	0.03
Less distributions from:
Net investment income	(0.10)	(0.03)
Net realized gains	(0.44)	— (b)

Total distributions	(0.54)	(0.03)

Net asset value, end of period	$11.49	$10.00

Total Return (c)	20.33%	0.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$414	$210
Ratios to average net assets (d):
Net expenses	1.20%	1.20%
Gross expenses	5.79%	9.43%
Net investment income (loss)	1.09%	0.72%
Portfolio turnover rate	102%	67%

*	The Portfolio commenced operations on May 27, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  27

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2017

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”).This report includes only the financial statements of Capital Allocator Opportunistic Strategies and Global Dynamic Multi-Asset Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain

28  Annual Report

derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Annual Report  29

During the year ended December 31, 2017, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2017, the Capital Allocator Opportunistic Strategies Portfolio traded in swap agreements.

(e) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed pursuant to short sale arrangements, a Portfolio has a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolio under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolio and State Street. At December 31, 2017, there were no outstanding short sales positions for the Portfolios.

For the year ended December 31, 2017, the following Portfolio received proceeds from securities sold short and purchased to cover short positions as follows:

Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions

Capital Allocator Opportunistic Strategies	$15,260,704	$15,204,308

(f) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the Portfolios had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

30  Annual Report

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Capital Allocator Opportunistic Strategies	$134,046,543	$12,905,037	$128,596	$12,776,441
Global Dynamic Multi-Asset	61,744,516	8,058,816	743,733	7,315,083

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and certain derivatives. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Capital Allocator Opportunistic Strategies	$(3,081)	$(16,132)	$ 19,213
Global Dynamic Multi-Asset	—	24,050	(24,050)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2017	2016	2017	2016

Capital Allocator Opportunistic Strategies*	$10,390,559	$2,135,068	$706,154	$—
Global Dynamic Multi-Asset	3,113,472	256,695	191,983	291

*	Capital Allocator Opportunistic Strategies Portfolio had return of capital distributions of $248,101 in 2016.

At December 31, 2017, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Capital Allocator Opportunistic Strategies	$980,968	$1,339,435	$12,761,383
Global Dynamic Multi-Asset	148,478	12,566	7,265,351

(h) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

Annual Report  31

(i) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is deter-

mined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Capital Allocator Opportunistic Strategies	1.00%
Global Dynamic Multi-Asset	0.80

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2018 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares

Capital Allocator Opportunistic Strategies	1.02%	1.32%
Global Dynamic Multi-Asset	0.90	1.20

32  Annual Report

During the year ended December 31, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Capital Allocator Opportunistic Strategies	$200,190	$—	$5,369	$ 8,208
Global Dynamic Multi-Asset	303,180	—	2,497	11,843

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015.The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

On January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. Effective January 1, 2018, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director, and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Inde-

Annual Report  33

pendent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2017 were as follows:

Portfolio	Purchases	Sales
Capital Allocator Opportunistic Strategies	$176,301,488	$167,621,337
Global Dynamic Multi-Asset	68,882,736	58,395,193

	US Treasury Securities
Portfolio	Purchases	Sales
Global Dynamic Multi-Asset	$633,888	$496,973

For the year ended December 31, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2017, the Portfolios had no borrowings under the Agreement.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Underlying Funds Risk—Shares of ETFs, closed-end funds and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”) in which certain Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a

34  Annual Report

passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments.

These Portfolios may be limited by the 1940 Act in the amount of their assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) on which the Portfolios may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

(e) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are

Annual Report  35

considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(f) Short Position Risk—Short sales or positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

There is a risk that certain Portfolios may be unable to fully implement their investment strategies due to a lack of available securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

(g) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions

36  Annual Report

are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a lia-

bility, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  37

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017
Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$115,507,092	$—	$—	$115,507,092
Closed-End Management Investment Companies	5,470,149	—	—	5,470,149
Short-Term Investments	25,845,744	—	—	25,845,744
Other Financial Instruments†
Swap Agreements	—	339,094	—	339,094
Total	$146,822,985	$339,094	$—	$147,162,079
Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$1,644,246	$—	$1,644,246
Austria	—	190,579	—	190,579
Belgium	—	33,512	—	33,512
Canada	2,543,892	—	—	2,543,892
Denmark	180,961	455,573	—	636,534
Finland	137,925	38,377	—	176,302
France	165,609	1,331,085	—	1,496,694
Germany	447,182	1,239,575	—	1,686,757
Hong Kong	336,356	533,994	—	870,350
Ireland	241,212	—	—	241,212
Israel	128,871	46,983	—	175,854
Italy	—	148,955	—	148,955
Japan	959,622	4,267,445	—	5,227,067
Luxembourg	—	126,350	—	126,350
Malta	—	29,280	—	29,280
Netherlands	246,290	811,843	—	1,058,133
New Zealand	—	61,058	—	61,058
Norway	—	1,155,708	—	1,155,708
Singapore	155,168	535,792	—	690,960
Spain	—	427,076	—	427,076
Sweden	417,996	288,693	—	706,689
Switzerland	124,989	1,030,323	—	1,155,312
United Kingdom	1,805,408	1,909,005	—	3,714,413
United States	33,840,844	102,703	—	33,943,547
Corporate Bonds*	—	3,060,539	—	3,060,539
Foreign Government Obligations*	—	5,049,453	—	5,049,453
Quasi Government Bonds*	—	534,071	—	534,071
Supranationals	—	507,774	—	507,774
US Municipal Bonds	—	236,119	—	236,119
US Treasury Securities	—	832,143	—	832,143
Short-Term Investments	904,332	—	—	904,332
Other Financial Instruments†
Forward Currency Contracts	—	60,642	—	60,642
Total	$42,636,657	$26,688,896	$—	$69,325,553
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(130,361)	$—	$(130,361)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

38  Annual Report

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Dynamic Multi-Asset Portfolio can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the year ended December 31, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount
Global Dynamic Multi-Asset	$690,235

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Capital Allocator Opportunistic Strategies Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Swap agreements	$10,900,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value
Asset Derivatives
Equity Risk:
Gross unrealized appreciation on swap agreements	$339,094

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Equity Risk:
Net realized gain (loss) on swap agreements	$3,114,315
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$409,790

Global Dynamic Multi-Asset Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$12,500,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$ 60,642
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$130,361

Annual Report  39

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$(64,758)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$ 27,744

See Notes 2(c) and 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

As of December 31, 2017, the Capital Allocator Opportunistic Strategies and Global Dynamic Multi-Asset Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of December 31, 2017:

Capital Allocator Opportunistic Strategies Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Swap Agreements	$339,094	$ —	$339,094

		Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets
Goldman Sachs International	$339,094	$ —	$(339,094)	$ —

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

40  Annual Report

Global Dynamic Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$60,642	$ —	$60,642

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
Citibank NA	$12,409	$(12,409)	$ —	$ —
HSBC Bank USA NA	38,378	(38,378)	—	—
State Street Bank and Trust Co.	9,855	(9,855)	—	—
Total	$60,642	$(60,642)	$ —	$ —

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$130,361	$ —	$130,361

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Citibank NA	$ 55,654	$(12,409)	$ —	$43,245
HSBC Bank USA NA	50,921	(38,378)	—	12,543
JPMorgan Chase Bank NA	8,008	—	—	8,008
State Street Bank and Trust Co.	15,778	(9,855)	—	5,923
Total	$130,361	$(60,642)	$ —	$69,719

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed within the Notes to Financial Statements, there were no subsequent events that required adjustment or disclosure.

Annual Report  41

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Capital Allocator Opportunistic Strategies Portfolio and Lazard Global Dynamic Multi-Asset Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Capital Allocator Opportunistic Strategies Portfolio and Lazard Global Dynamic Multi-Asset Portfolio (collectively, the “Portfolios”), two of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended for Lazard Capital Allocator Opportunistic Strategies Portfolio and each of the periods presented for Lazard Global Dynamic Multi-Asset Portfolio, and the related notes to the financial statements. The financial highlights for the year ended December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios, as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for Lazard Capital Allocator Opportunistic Strategies Portfolio and each of the periods presented for Lazard Global Dynamic Multi-Asset Portfolio, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE &TOUCHE LLP

New York, New York

February 28, 2018

We have served as the auditor of one or more Lazard Fund Complex investment companies since 2004.

42  Annual Report

The Lazard Funds, Inc. Proxy Voting Results (unaudited)

A Joint Special Meeting of Shareholders of the Fund and Lazard Retirement Series, Inc. was held on October 20, 2017, to vote on the following proposals. The proposals received the required number of votes of shareholders and were adopted.

Proposal 1:

To elect each of Franci J. Blassberg, Trevor W. Morrison and Nathan A. Paul as a Fund Director.

Director	For	Withhold Authority

Franci J. Blassberg	1,322,185,144	18,431,907
Trevor W. Morrison	1,323,575,840	17,041,212
Nathan A. Paul	1,331,727,319	8,889,732

Proposal 2A:

To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.

Portfolio	For	Against	Abstain

Capital Allocator Opportunistic Strategies	10,464,168	31,604	67,492
Global Dynamic Multi-Asset	746,772	—	—

Proposal 2B:

To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts.

Portfolio	For	Against	Abstain

Capital Allocator Opportunistic Strategies	10,473,740	20,285	69,239
Global Dynamic Multi-Asset	746,772	—	—

Proposal 2C:

To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin.

Portfolio	For	Against	Abstain

Capital Allocator Opportunistic Strategies	10,472,881	21,144	69,239
Global Dynamic Multi-Asset	746,772	—	—

Annual Report  43

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors(3):
Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
University of California, Berkeley School of Law, Lecturer (Spring 2017)
Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)
Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate AccountVA-1, Member of the Management Committee (2007 – present)
Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
Resource Americas, Inc., a real estate asset management company, Director (2016 – present)
Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

44  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Interested Directors(4):
Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)
Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report  45

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)
Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)
Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)
Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager
Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager
Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)
Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)
Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

46  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2017

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2017:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Capital Allocator Opportunistic Strategies	12.39%
Global Dynamic Multi-Asset	35.01

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Capital Allocator Opportunistic Strategies	7.29%
Global Dynamic Multi-Asset	17.11

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  47

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS030

Lazard Funds Annual Report

December 31, 2017

Emerging Markets Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi-Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Explorer Total Return Portfolio

Lazard Emerging Markets Income Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.
Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to https://www.lazardassetmanagement.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
19	Information About Your Portfolio’s Expenses
22	Portfolio Holdings Presented by Sector and Region
23	Portfolios of Investments
23	Lazard Emerging Markets Equity Portfolio
25	Lazard Emerging Markets Core Equity Portfolio
27	Lazard Developing Markets Equity Portfolio
29	Lazard Emerging Markets Equity Advantage Portfolio
33	Lazard Emerging Markets Equity Blend Portfolio
36	Lazard Emerging Markets Multi-Asset Portfolio
52	Lazard Emerging Markets Debt Portfolio
65	Lazard Explorer Total Return Portfolio
77	Lazard Emerging Markets Income Portfolio
80	Notes to Portfolios of Investments
84	Statements of Assets and Liabilities
86	Statements of Operations
88	Statements of Changes in Net Assets
92	Financial Highlights
103	Notes to Financial Statements
129	Report of Independent Registered Public Accounting Firm
131	Proxy Voting Results
133	Board of Directors and Officers Information
136	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Record high global stock prices were supported by synchronized global economic growth in 2017. Markets also benefited from benign inflation, accommodative central bank policy, and strong corporate profits. Volatility remained at historic lows despite tension between North Korea and the United States and political uncertainty in Brazil, Spain, and the United Kingdom.

Emerging markets equity and debt advanced strongly in 2017. Emerging markets continued to benefit from low inflation, modest but steady growth, and improving profitability as global demand recovers and businesses tighten fiscal discipline. Earnings improvement in China and Korea drove returns in emerging markets. While our outlook for the asset class remains positive, our emerging markets investment teams are vigilant about potential risks. This includes an increase in developed markets inflation that could lead to central banks raising rates too quickly and, in effect, a global growth slowdown.

European equity markets performed well in 2017 as the region’s economic recovery deepened and investors grew more confident in its underlying strength. During the year, a market-friendly result to France’s presidential election helped buoy European sentiment. UK equities generated solid absolute returns amid a challenging political backdrop and Brexit negotiations. In addition, the European Central Bank announced that it would extend its monthly bond-buying program into 2018, but plans to reduce the pace of these purchases.

The US economy also advanced strongly in 2017. A new US tax bill represented one of the most significant changes to the US tax code in over 30 years as it changes individual, corporate, and international taxes. The US yield curve continued to flatten as short-term rates moved higher, driven by the three US rate hikes during 2017 and the prospect of additional hikes in 2018.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2   Annual Report

The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities, Debt, and Currency

Emerging markets equities enjoyed a strong year, driven by investor optimism about higher anticipated global economic growth. The MSCI Emerging Markets® Index increased by more than 37%, as measured in US dollar terms, in 2017, driven to a large extent by earnings improvements in China and Korea. Stocks in Asia substantially outperformed stocks in Latin America and eastern Europe. Information technology was, by some margin, the best-performing sector, aided by high revenue and profit growth. Commodity prices were generally weak in the first half of the year, but then strengthened in the second half with copper and crude oil prices rising markedly. The year also had political and economic tensions, including several missile launches by North Korea and the first year of the Trump administration, which involved some changes to long-term US policy, such as protectionism, as well as some reflationary effects.

The election victory of Emmanuel Macron in France was an important factor in supporting markets in eastern Europe. Returns were decent in the Czech Republic and strong in Hungary. Returns were particularly strong in Poland, where the nationalist policies of the government had been scrutinized. Stocks in Turkey were affected by a constitutional vote and worsening relations with many European nations, but ultimately finished modestly stronger than the index as investors became more confident of corporate earnings growth. South Africa also endured a turbulent year under President Jacob Zuma’s leadership, but finally flourished as Cyril Ramaphosa was narrowly elected the African National Congress President. Qatari equities suffered as several of its regional neighbors labeled it a sponsor of terrorism and cut off diplomatic relations.

Although all Latin American equities markets registered positive returns over the year, the performance within countries varied. Mexican stocks rebounded in the first half of the year as it appeared that the North American Free Trade Agreement renegotiation would proceed more smoothly only to see this trend reverse in the second half of the year. Brazilian stocks experienced high volatility and considerable weakness after a recording of President Michel Temer apparently condoning corruption were made public. Temer fought against impeachment attempts and stayed in place, although this delayed, and may still diminish, any significant reforms. Chilean equities were helped by rebounding copper prices as well as Sebastian Pinera’s presidential victory.

Chinese stocks performed very strongly in 2017. Particularly impressive returns were witnessed in the internet-related industry where stocks like Tencent and Alibaba rose sharply amid considerably high revenue growth expectations. Despite the impeachment of President Park and a jail sentence for Samsung Electronics’ acting CEO, Korean stocks were bolstered due to improving expectations for exports as well as stronger and more stable semiconductor prices. Indian equities benefited from several Bharatiya Janata Party state election victories as well as measures announced to recapitalize the government-controlled banks. Thai stocks were aided by increasing exports and a strengthening economy. Pakistan was the worst-performing country in the MSCI Emerging Markets Index, negatively affected by a corruption scandal involving the president as well as technical changes involving the country’s move between frontier and emerging markets.

All sectors recorded positive returns in 2017. Information technology substantially outperformed all other industries. In addition, real estate and consumer discretionary sectors performed well. The weakest-performing sectors during the year were utilities and telecommunication services.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2017, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 28.02%, while Open Shares posted a total return of 27.73%, and R6 Shares posted a total return of 28.02%, as compared with the 37.28% return for the MSCI Emerging Markets Index.

In the fourth quarter, Magnit, a Russian food retailer, reported disappointing results amid increased competitive pressure. Shares of Habib Bank, a Pakistani bank, fell after the company was fined $225 million by the Department of Financial Services, the New York financial regulator, over compliance failures by its

Annual Report   3

New York branch, which was subsequently shut down. Shares of Gazprom, a Russian gas company, declined as hopes for an increased dividend payout ratio diminished. Shares of Life Healthcare, a South African hospital operator, declined as local health insurance companies applied pressure through the medical procedure approval process. Oil & Gas Development, a Pakistani energy company, was hurt by declining oil prices and political concerns as the prime minister was called to testify in a “Panama Papers” probe. Stock selection within the information technology, consumer discretionary, and financials sectors and within China hurt performance. A higher-than-index exposure to the telecom services sector and to Russia and Pakistan, and a lower-than-index exposure to China detracted from performance.

In contrast, Samsung Electronics, a leading Korean technology company, continued to benefit from stronger memory pricing, the acceleration of organic light-emitting diode technology, and stronger pre-orders for its Galaxy Note 8. Shares of Taiwan Semiconductor Manufacturing gained amid expectations for a strong Apple-led ramp-up in the second half of the year. NetEase, a Chinese publisher of online games and web portal company, provided an upbeat assessment of its 2018 games pipeline on its third quarter earnings call. SK Hynix, a Korean semiconductor company, performed well due to stronger-than-expected memory prices. Shares of Sberbank, a Russian bank, rose after management provided an upbeat guidance for 2017 with improving loan growth and increased deposits, allowing for a high-teens projected return on equity (ROE). Stock selection within Russia, overall, added value.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2017, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of 40.35%, while Open Shares posted a total return of 39.80%, as compared with the 37.28% return for the MSCI Emerging Markets Index.

During the year, HDFC Bank, India’s second largest private bank, performed well after it reported stronger credit growth during the second half of the year. Shares of Korea-based Samsung Electronics, a global technology leader, rose as the company reported solid earnings and announced that it would entirely cancel its treasury shares, improving shareholder returns. SK Hynix, a Korean semiconductor manufacturer, strengthened over the year as it has benefited from higher DRAM spot prices in a healthier demand and tighter supply environment. NCSoft, a Korean online and mobile games company, strengthened as user interest grew in anticipation of the release of its game Lineage M. Stock selection within China, India, Korea, and Taiwan was positive for performance. Additionally, stock selection within the financials and information technology sectors, along with a higher-than-index exposure to the information technology sector, lifted returns.

In contrast, shares of LUKOIL, a Russian energy company, underperformed due to a generally stronger ruble, which weighed on profitability, and as the price of crude oil dropped on news of a nine-month extension of OPEC production cuts. Tenaris, a manufacturer of seamless steel pipes for the oil and gas industry with assets in Mexico and Argentina, underperformed due to generally weaker crude oil markets and concerns surrounding near-term sequential margin growth after reporting first quarter earnings. Shares of Vipshop Holdings, a Chinese online retailer specializing in flash sales, fell as the company reported a weaker second quarter gross profit margin from increased industry competition and aggressive promotions. We sold the position. Quarterly results for Tata Motors, an Indian auto company and owner of the Jaguar Land Rover brand, fell short of expectations on lower-than-expected volumes and an increase in incentives. Stock selection within Brazil weighed on returns. A higher-than-index exposure to Russia and a lower-than-index exposure to China also was negative for performance. Stock selection within the real estate and energy sectors hurt relative performance.

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2017, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 41.15%, while Open Shares posted a total return of 40.56%, as compared with the 37.28% return for the MSCI Emerging Markets Index.

4   Annual Report

Stock selection within the financials, consumer discretionary, industrials, information technology and utilities sectors, as well as in Russia, South Africa, China, Indonesia and Taiwan, helped relative performance. Lower-than-index exposure to the consumer staples, telecommunication services and utilities sectors, as well as lack of exposure to Qatar, UAE and Malaysia, and higher-than-index exposure to China all added value. Shares in Tencent, a Chinese gaming and social media company, rose following the release of solid results, the potential listing of various subsidiaries and the increased investment flow by mainlanders into Hong Kong-listed stocks. Alibaba, a Chinese e-commerce company, rose on strong results. Ping An, a large insurance group in China, outperformed after reporting strong operating metrics in its long-term protection business. In contrast, Samsung Electronics, a leading Korean technology company, continued to benefit from stronger memory pricing, the acceleration of organic light-emitting diode technology, and stronger pre-orders for its Galaxy Note 8. Brilliance China Automotive, a manufacturer of BMW models in China, outperformed on strong monthly sales of their high-margin models.

In contrast, stock selection within the consumer staples, healthcare and real estate sectors, as well as in Brazil, Korea and India, detracted from relative performance. Higher-than index-exposure within the energy, industrials and healthcare sectors, as well as to Russia, and a lower-than-index exposure within the information technology sector also hurt performance. Qudian, an online small loan lender in China, performed poorly after Chinese regulators imposed new restrictions on lending rates. Korean Aerospace Industries, a Korean defense contractor, fell on weaker earnings growth and an ongoing dispute with the Korean government, its largest customer. Novatek, a Russian energy company, underperformed as the company transitioned from legacy-based output, to new fields under development. Petra Diamonds, a South African diamonds miner, corrected on worries that the diamond industry might face impending oversupply. Glenmark, an Indian generics pharmaceutical manufacturer, underperformed on weak earnings, resulting from pricing pressure and greater competition. We sold our position.

Lazard Emerging Markets Equity Advantage Portfolio

For the year ended December 31, 2017, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of 42.52%, while Open Shares posted a total return of 42.09%, as compared with the 37.28% return for the MSCI Emerging Markets Index.

Favorable stock selection and sector and regional allocations all benefited the Portfolio, with the majority of excess return attributable to stock selection. Sector allocation was aided by an underweight to the consumer staples sector and an overweight to the information technology sector. This was partially offset by our overweight to the energy and utilities sectors. Regionally, the Portfolio benefited from an underweight to Latin America and overweight to Asian markets. Stock selection was favorable in ten of eleven sectors with consumer discretionary and information technology holdings providing the greatest contribution to relative performance. Holdings in the industrials sector lagged and, along with cash, detracted from return.

Stocks that provided the largest source of the year’s excess return included Geely Automobile, the owner of Volvo, which rallied as the new Volvo models have been very well received by the market. We have trimmed our position recently in light of the valuation but remain overweight. Sunny Optical surged for most of 2017 as demand for their lens from smart phone manufacturers for the dual lens smart phones and auto manufacturers for backup cameras benefited the stock. The stock gave back some of its gains in December as demand softened. Press Metal Aluminium, a Malaysia-based company engaged in the manufacturing and trading of aluminum products, announced record earnings for the year. Cost saving initiatives have enabled the company to grow its margins, and demand has remained high. The lack of exposure to Steinhoff International, the South African international retail holding company and a large index component, helped, as the stock fell precipitously after disclosing accounting irregularities and terminating its CEO.

Detractors for the year included a number of positions where we were underweight to the benchmark. Ping

Annual Report   5

An Insurance more than doubled during the year. While we initiated a position in the fourth quarter, our underweight detracted from relative returns. Naspers, the South African cable TV operator, rallied sharply all year largely based on its ownership interest in the Chinese internet company Tencent. Lack of exposure to China Evergrande, a Chinese REIT, and China’s second-largest property developer by sales, also hurt relative performance, as the stock soared during the year. Our position in Gentera, the Mexican regional bank, sold off early in the year in response to the US elections and related political rhetoric. The stock rebounded on optimism for favorable negotiations only to sell off again after announcing weak third quarter results. We sold our position given the negative sentiment surrounding the stock.

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2017, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 35.98%, while Open Shares posted a total return of 35.38%, as compared with the 37.28% return for the MSCI Emerging Markets Index.

Asset allocation with an average overweight of growth versus value boosted performance, as did security selection in the consumer discretionary, financials, and industrials sectors and overweight exposure to the information technology sector. Stock selection in Brazil, Indonesia, Russia, and Taiwan and an overweight exposure to Argentina also benefited performance.

In contrast, a small cap allocation hurt performance, as did security selection in the information technology, materials, and real estate sectors. Stock selection in India and Mexico, and an overweight to Russia also hurt performance.

Lazard Emerging Markets Multi-Asset Portfolio

For the year ended December 31, 2017, the Lazard Emerging Markets Multi-Asset Portfolio’s Institutional Shares posted a total return of 22.08%, while Open Shares posted a total return of 21.64%, as compared with the 37.28% return for the MSCI Emerging Markets Index.

Portfolio performance was helped by stock selection in the consumer discretionary, financials, and industrials sectors and overweight exposure to the information technology sector. Stock selection in Brazil, Indonesia, Russia, and Taiwan and an overweight exposure to Argentina also benefited performance. Exposure to hard currency debt in Ukraine, Ghana, and Argentina; and exposure to local currencies in Egypt, India, and Poland also helped performance.

In contrast, the fixed income and small cap allocations hurt returns, as did stock selection in the information technology, materials, real estate, and utilities sectors. Stock selection in India, Mexico, and Turkey and overweight exposure to Russia as well as underweight exposure to China detracted. Exposure to hard currency debt in Venezuela; and exposure to local currencies in Hungary, Romania, South Africa, Israel, and Korea also hurt performance.

The Portfolio uses currency forwards, credit default swaps and interest rate swaps both opportunistically (for direct exposure) and defensively (for hedging purposes). For the year, the use of derivatives had no material impact on absolute performance.

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2017, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 12.70%, while Open Shares posted a total return of 12.43%, and R6 Shares posted a total return of 12.76%, as compared with the 12.74% blended return for the 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index (the “Global Diversified Index”).

From a top-down perspective, asset allocation detracted from relative performance, as an overweight position in external debt during the first quarter was detrimental to returns. We were more conservatively positioned at the start of the year, with an overweight position in external debt as we had concerns over US dollar strength due to the potential for significant fiscal stimulus in the United States and uncertainty over potential trade wars. As these concerns dissipated, we moved to a local currency overweight in late March.

6   Annual Report

These losses were offset by bottom-up country selection decisions within the Portfolio’s dollar-denominated bond allocation. Specifically, a general overweight to high yield countries was beneficial, with key contributors including Argentina, Ukraine, and Ecuador. The Portfolio also benefited from an off-index position in Petrobras, the Brazilian oil and gas company, which made significant progress on its turnaround with solid earnings and continued deleveraging.

In local currency debt, bottom-up duration positioning was beneficial, but it was more than offset by positioning in individual currencies. In currencies, we favored countries with attractive carry profiles (higher-yielding currencies that we expected to remain relatively stable on a spot basis) over low yielding countries. We believed that higher yielding countries would outperform in an environment of muted global inflation, solid global growth momentum, more stable commodity prices, and low volatility. However, the strong spot appreciation of lower yielding euro-related currencies detracted from performance.

The Portfolio management team uses currency forwards, both opportunistically, for direct currency exposure, and defensively; credit default swaps; and interest rate swaps to obtain exposure or hedging. For the year, the use of derivatives detracted from the Portfolio’s performance.

Lazard Explorer Total Return Portfolio

For the year ended December 31, 2017, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of 6.65%, while Open Shares posted a total return of 6.26%, as compared with the 12.74% return for the Global Diversified Index.

Throughout the year, we tactically adjusted the Portfolio’s net exposure, which ranged from roughly 20% to 115%. Bottom-up positioning in external sovereigns and local rates were the largest drivers of performance. Key sovereign credit positions in countries with positive reform momentum, such as Argentina, Ukraine, and Ghana, meaningfully drove absolute performance, as did positions in stressed/distressed credits such as Congo, Mozambique, and Belize. The only notable detractor in sovereign credit was a small position in Venezuela.

With regard to the Portfolio’s idiosyncratic local rates positions, key long positions in Brazil and Russia were the primary drivers. Rates rallied significantly in both countries on low and falling inflation, which allowed each central bank to significantly ease monetary policy. To a lesser extent, the Portfolio benefited from a strategic long exposure to short-dated high yield corporates and a more tactical exposure to longer-dated high quality sovereigns. Both of these themes were designed to capture the attractive carry within their respective segments of the market.

In currencies, we began the year with a long position in emerging markets currencies with solid to improving fundamentals and opted to fund these positions in lower yielding proxies for the euro and yen due to our concerns about potential dollar strength. Specifically, we were concerned about the potential for significant fiscal stimulus in the United States and its impact on monetary policy as well as uncertainty over US trade policy. We were correct in our bullish view on emerging markets currencies but, counter to our expectations, the currencies we chose to fund these long positions appreciated significantly. As we became less concerned about dollar strength at the end of the first quarter, we also added an outright long position in emerging markets currencies that we funded in dollars in an effort to capture more of the beta, or broad market movement, in the local currency rally. In July, we completely shifted our funding currencies to the dollar, which we maintained for the duration of the year.

Lastly, Portfolio hedges detracted slightly from returns, mainly due to a short risk position in CDX.EM, the Markit CDX Emerging Markets® Index, which is composed of 15 sovereign reference entities that trade in the CDS market, in order to mitigate the beta, or market exposure, inherent in our idiosyncratic sovereign credit positions. This detracted from performance as credit spreads continued to grind tighter during the first half of the year. We started to reduce this hedge in May, and we fully exited the position by early June.

Annual Report   7

The Portfolio management team uses currency forwards and options, credit default swaps and interest rate swaps. For the year, the use of derivatives detracted from the Portfolio’s absolute performance.

Lazard Emerging Markets Income Portfolio

For the year ended December 31, 2017, the Lazard Emerging Markets Income Portfolio’s Institutional Shares posted a total return of 11.73%, while Open Shares posted a total return of 11.42%, as compared with the 11.54% return for the JPMorgan Emerging Local Markets® Index Plus.

Off-index exposure in Kazakhstan, Egypt, Dominican Republic, Morocco, and Uruguay added 80 basis points (bps) to returns. Egypt accounted for more than half of this result on high yield/stable foreign exchange (FX), ongoing macro and policy adjustment, and reserve rebuilding following an FX devaluation in 2016 and International Monetary Fund-supported agreement to restore the stability of the country’s finances. Security selection and overweight currency exposure in Brazil, Indonesia, Malaysia, and Russia benefited relative performance as the synchronized global recovery, much-improved emerging markets fundamentals, and discounted valuations supported emerging markets currency and local debt markets. Overweight Czech exposure added to relative returns.

Conversely,Taiwan, Mexico, and Singapore detracted from performance during the year. Underweights in Taiwan and Singapore detracted 57 bps of relative performance. We held underweight positions in each due to low or negative yields and we believed limited scope for currency appreciation. However, sharp equity inflows and stability in China fostered currency rallies across these markets. Security selection and active currency management in Mexico cost 20 bps. Performance was hurt by underweight exposure during the first quarter’s relief rally as North American Free Trade Agreement (NAFTA) renegotiations were shelved, as did security selection late in the year as renewed NAFTA concerns, rising political risk ahead of presidential election set for mid-2018, “sticky” inflation, and higher US yields resulted in peso and local debt weakness.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

8   Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	28.02%	3.21%	2.51%	7.38%
Open Shares**	27.73%	2.94%	2.20%	7.20%
R6 Shares**	28.02%	N/A	N/A	7.15%
MSCI Emerging Markets Index	37.28%	4.35%	1.68%	6.07%
				(Institutional Shares)
				6.72%
				(Open Shares)
				9.18%
				(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

Annual Report  9

Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	40.35%	5.77%
Open Shares**	39.80%	5.39%
MSCI Emerging Markets Index	37.28%	5.17%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was October 31, 2013.

10  Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Since Inception	†
Institutional Shares**	41.15%	4.02%	6.88%
Open Shares**	40.56%	3.65%	6.53%
MSCI Emerging Markets Index	37.28%	4.35%	6.77%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

Annual Report  11

Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	42.52%	10.11%
Open Shares**	42.09%	9.78%
MSCI Emerging Markets Index	37.28%	8.25%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

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Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Since Inception	†
Institutional Shares**	35.98%	3.92%	4.73%
Open Shares**	35.38%	3.62%	4.43%
MSCI Emerging Markets Index	37.28%	4.35%	5.50%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

Annual Report  13

Lazard Emerging Markets Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi-Asset Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Since Inception	†
Institutional Shares**	22.08%	1.59%	0.92%
Open Shares**	21.64%	1.25%	0.59%
MSCI Emerging Markets Index	37.28%	4.35%	2.34%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging-market country indices. The index is unmanaged, has no fees or costs and is not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Emerging Markets Multi-Strategy Portfolio.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

14  Annual Report

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Since Inception †

Institutional Shares**	12.70%	0.36%	3.08%
Open Shares**	12.43%	0.06%	2.78%
R6 Shares**	12.76%	N/A	6.42%
JPMorgan EMBI Global Diversified Index	10.26%	4.58%	6.94%
			(Institutional and Open Shares) 5.71% (R6 Shares)
JPMorgan GBI-EM Global Diversified Index	15.21%	–1.55%	0.88%
			(Institutional and Open Shares) 7.93% (R6 Shares)
Global Diversified Index	12.74%	1.53%	3.94%
			(Institutional and Open Shares) 6.85% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

Annual Report  15

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely weighted version of the GBI-EM Global. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in both indices are identical. The Global Diversified Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was February 28, 2011 and for the R6 Shares was July 28, 2016.

16  Annual Report

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	6.65%	1.86%
Open Shares**	6.26%	1.53%
JPMorgan EMBI Global Diversified Index	10.26%	7.00%
JPMorgan GBI-EM Global Diversified Index	15.21%	–0.09%
Global Diversified Index	12.74%	3.47%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global. The JPMorgan GBI-EM Global Diversified Index is a uniquely weighted version of the GBI-EM Global. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in both indices are identical. The Global Diversified Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was June 28, 2013.

Annual Report  17

Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	11.73%	–0.86%
Open Shares**	11.42%	–1.15%
JPMorgan Emerging Local Markets Index Plus	11.54%	–0.43%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

18  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2017 through December 31, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  19

Portfolio	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,135.10	$5.81	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Open Shares
Actual	$1,000.00	$1,134.20	$7.15	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.77	1.33%
R6 Shares
Actual	$1,000.00	$1,135.10	$5.81	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50	1.08%

Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,169.10	$6.40	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96	1.17%
Open Shares
Actual	$1,000.00	$1,166.40	$8.74	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,182.60	$6.33	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$1,180.60	$8.57	1.56%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.34	$7.93	1.56%

Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,165.60	$6.00	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$1,164.30	$7.64	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$1,144.10	$6.59	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21	1.22%
Open Shares
Actual	$1,000.00	$1,141.40	$8.64	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Emerging Markets Multi-Asset
Institutional Shares
Actual	$1,000.00	$1,101.20	$6.41	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16	1.21%
Open Shares
Actual	$1,000.00	$1,097.30	$8.46	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

20  Annual Report

Portfolio	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$1,042.10	$4.74	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69	0.92%
Open Shares
Actual	$1,000.00	$1,041.80	$6.18	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%
R6 Shares
Actual	$1,000.00	$1,042.30	$4.63	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%

Explorer Total Return
Institutional Shares
Actual	$1,000.00	$1,033.50	$5.28	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Open Shares
Actual	$1,000.00	$1,031.50	$7.17	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Emerging Markets Income
Institutional Shares
Actual	$1,000.00	$1,038.20	$4.68	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63	0.91%
Open Shares
Actual	$1,000.00	$1,037.40	$5.44	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40	1.06%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report  21

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region December 31, 2017

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio

Consumer Discretionary	9.4%	12.1%	12.2%	8.4%	13.2%	9.1%
Consumer Staples	5.9	3.2	1.8	6.1	2.8	2.0
Energy	7.8	6.5	8.3	7.5	7.4	6.2
Financials	28.8	25.3	27.1	24.4	23.3	16.7
Health Care	0.7	0.2	2.8	2.1	2.2	1.5
Industrials	5.5	4.7	10.5	5.1	7.8	5.3
Information Technology	24.2	29.8	26.4	27.9	26.1	17.7
Materials	2.9	9.7	4.4	8.1	5.5	3.8
Real Estate	—	0.5	0.9	3.3	0.9	0.6
Telecommunication Services	11.2	2.8	—	4.8	3.5	2.7
Utilities	1.2	0.6	2.8	2.0	2.5	2.5
Sovereign Debt	—	—	—	—	—	16.0
US Treasury Securities	—	—	—	—	—	10.6
Purchased Options	—	—	—	—	—	0.4
Short-Term Investments	2.4	4.6	2.8	0.3	4.8	4.9
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Region*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

Africa	15.5%	13.4%	9.7%
Asia	18.5	8.3	9.6
Europe	25.0	16.5	8.0
North America	9.8	29.2	57.6
South America	30.3	25.8	6.8
Short-Term Investments	0.9	6.8	8.3
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

22  Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2017

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 97.7%

Argentina | 1.6%
YPF SA Sponsored ADR	9,289,994	$212,833,763

Brazil | 10.5%
Ambev SA ADR	30,958,640	199,992,814
Banco do Brasil SA	30,244,534	288,998,353
BB Seguridade Participacoes SA	24,962,600	213,994,675
CCR SA	39,136,834	190,098,508
Cia de Saneamento Basico do Estado de Sao Paulo	4,478,000	46,636,683
Cielo SA	36,526,919	257,922,740
Localiza Rent a Car SA	13,888,686	92,317,850
Petrobras Distribuidora SA	18,841,100	97,127,856
Suzano Papel e Celulose SA	397,900	2,241,944
		1,389,331,423
China | 17.0%
AAC Technologies Holdings, Inc.	5,750,000	102,260,887
Baidu, Inc. Sponsored ADR (*)	1,329,139	311,297,645
China Construction Bank Corp., Class H	629,235,220	578,785,823
China Mobile, Ltd. Sponsored ADR	7,315,000	369,700,100
China Shenhua Energy Co., Ltd., Class H	45,609,610	117,986,422
CNOOC, Ltd.	64,517,000	92,752,000
ENN Energy Holdings, Ltd.	15,589,000	110,602,617
Hengan International Group Co., Ltd.	2,798,000	31,056,105
NetEase, Inc. ADR	1,084,064	374,077,964
Weichai Power Co., Ltd., Class H (^)	142,098,288	155,656,904
		2,244,176,467
Egypt | 0.8%
Commercial International Bank Egypt SAE GDR	23,264,559	101,082,275

Hungary | 1.7%
OTP Bank Nyrt.	5,457,797	225,446,697

India | 9.9%
Axis Bank, Ltd.	26,982,778	238,369,326
Bajaj Auto, Ltd.	2,552,965	133,095,609
HCL Technologies, Ltd.	11,352,102	158,394,997
Hero MotoCorp, Ltd.	3,514,953	208,364,456
Punjab National Bank (*)	53,721,628	144,212,151
Tata Consultancy Services, Ltd.	9,819,005	415,499,767
		1,297,936,306
Description	Shares	Fair Value

Indonesia | 5.2%
PT Astra International Tbk	245,485,600	$150,059,408
PT Bank Mandiri (Persero) Tbk	417,274,342	245,757,564
PT Semen Indonesia (Persero) Tbk	105,061,400	76,667,775
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	6,601,210	212,690,986
		685,175,733
Malaysia | 0.6%
British American Tobacco Malaysia Berhad	8,363,100	82,661,401

Mexico | 3.2%
America Movil SAB de CV, Class L Sponsored ADR	15,125,471	259,401,828
Grupo Mexico SAB de CV, Series B	24,648,547	81,369,978
Kimberly-Clark de Mexico SAB de CV, Series A	46,936,795	82,713,792
		423,485,598
Pakistan | 1.6%
Habib Bank, Ltd.	28,492,480	43,213,343
Oil & Gas Development Co., Ltd.	39,752,949	58,586,391
Pakistan Petroleum, Ltd.	61,230,202	114,091,025
		215,890,759
Philippines | 0.7%
PLDT, Inc. Sponsored ADR	3,193,885	96,072,061

Russia | 9.1%
ALROSA PAO	71,292,511	92,763,748
Gazprom PJSC Sponsored ADR	22,103,721	97,464,236
LUKOIL PJSC Sponsored ADR	4,328,754	247,627,152
Magnit PJSC Sponsored GDR (#), (‡)	904,765	24,745,323
Magnit PJSC Sponsored GDR	1,737,092	47,511,936
Mobile TeleSystems PJSC Sponsored ADR	19,204,443	195,693,274
Sberbank of Russia PJSC	126,912,226	495,942,422
		1,201,748,091
South Africa | 10.5%
Imperial Holdings, Ltd.	8,640,318	182,857,871
Life Healthcare Group Holdings, Ltd.	43,938,547	98,485,700
Nedbank Group, Ltd.	6,039,648	124,999,964
PPC, Ltd. (*), (^)	83,815,165	47,196,829
Sanlam, Ltd.	21,516,897	151,183,614
Shoprite Holdings, Ltd.	12,782,130	228,502,898
Standard Bank Group, Ltd.	9,456,875	149,354,295
The Bidvest Group, Ltd.	10,099,059	177,541,831
Vodacom Group, Ltd.	10,800,859	126,908,791
Woolworths Holdings, Ltd.	17,827,293	94,106,158
		1,381,137,951

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (concluded)

South Korea | 14.0%
Coway Co., Ltd.	1,863,551	$169,785,424
Hanwha Life Insurance Co., Ltd.	16,644,726	107,315,585
Hyundai Mobis Co., Ltd.	822,225	202,121,116
KB Financial Group, Inc.	2,957,243	174,847,542
KT&G Corp.	781,353	84,314,321
Samsung Electronics Co., Ltd.	243,239	577,893,212
Shinhan Financial Group Co., Ltd.	4,660,107	215,080,049
SK Hynix, Inc.	4,378,883	309,187,407
		1,840,544,656
Taiwan | 5.2%
Hon Hai Precision Industry Co., Ltd.	34,882,032	111,115,355
Taiwan Semiconductor Manufacturing Co., Ltd.	74,168,284	569,913,859
		681,029,214
Thailand | 1.3%
Kasikornbank Public Co. Ltd.	11,376,054	83,143,239
The Siam Cement Public Co. Ltd.	5,636,700	84,616,769
		167,760,008
Description	Shares	Fair Value

Turkey | 4.8%
Akbank Turk AS	43,447,498	$112,898,332
KOC Holding AS	23,704,247	115,586,286
Tupras Turkiye Petrol Rafinerileri AS	2,818,444	90,341,532
Turk Telekomunikasyon AS (*)	50,510,504	85,813,115
Turkcell Iletisim Hizmetleri AS	29,122,471	118,926,537
Turkiye Is Bankasi, C Shares	57,223,312	105,292,313
		628,858,115
Total Common Stocks
(Cost $10,532,956,065)		12,875,170,518

Short-Term Investments | 2.4%
State Street Institutional Treasury
Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $311,664,480)	311,664,480	311,664,480

Total Investments | 100.1%
(Cost $10,844,620,545)		$13,186,834,998

Liabilities in Excess of Cash and Other Assets | (0.1)%		(13,193,403)

Net Assets | 100.0%		$13,173,641,595

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 98.6%

Argentina | 1.7%
Grupo Supervielle SA Sponsored ADR	71,000	$2,081,720
Loma Negra Cia Industrial Argentina SA ADR	80,900	1,863,936
		3,945,656
Brazil | 7.5%
AES Tiete Energia SA	393,100	1,508,068
Azul SA ADR	78,700	1,875,421
Banco do Brasil SA	420,900	4,021,864
Braskem SA A Shares	210,150	2,745,059
CCR SA	415,000	2,015,771
Rumo SA (*)	622,400	2,423,428
Telefonica Brasil SA ADR	189,900	2,816,217
		17,405,828
China | 24.0%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	55,600	9,587,108
Baidu, Inc. Sponsored ADR (*)	10,654	2,495,273
Brilliance China Automotive Holdings, Ltd.	702,000	1,865,101
Industrial & Commercial Bank of China, Ltd., Class H	11,666,633	9,355,677
JD.com, Inc. ADR (*)	73,700	3,052,654
NetEase, Inc. ADR	9,600	3,312,672
New Oriental Education & Technology Group, Inc. Sponsored ADR	34,586	3,251,084
PICC Property & Casualty Co., Ltd., Class H	1,403,180	2,691,704
Ping An Insurance (Group) Co. of China, Ltd., Class H	475,500	4,949,094
Tencent Holdings, Ltd.	284,200	14,691,714
Wuxi Biologics Cayman, Inc.	92,500	518,069
		55,770,150
Colombia | 2.1%
Bancolombia SA Sponsored ADR	47,600	1,887,816
Ecopetrol SA Sponsored ADR	209,200	3,060,596
		4,948,412
Hong Kong | 1.2%
Techtronic Industries Co., Ltd.	422,000	2,750,525

Hungary | 1.3%
MOL Hungarian Oil & Gas PLC	249,566	2,896,217

Description	Shares	Fair Value

India | 9.4%
HDFC Bank, Ltd. ADR	63,569	$6,463,060
Hindalco Industries, Ltd.	587,770	2,518,241
Hindustan Zinc, Ltd.	529,679	2,554,663
Maruti Suzuki India, Ltd.	23,472	3,572,260
Motherson Sumi Systems, Ltd.	444,117	2,639,613
Tata Motors, Ltd. Sponsored ADR (*)	63,657	2,105,137
UPL, Ltd.	173,653	2,073,577
		21,926,551
Indonesia | 2.2%
PT Bank Mandiri (Persero) Tbk	5,331,300	3,139,918
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	64,060	2,064,013
		5,203,931
Luxembourg | 2.1%
Tenaris SA ADR	46,400	1,478,304
Ternium SA Sponsored ADR	104,100	3,288,519
		4,766,823
Mexico | 3.1%
Arca Continental SAB de CV	259,945	1,797,041
Gruma SAB de CV, Class B	164,103	2,080,655
Grupo Aeroportuario del Pacifico SAB de CV ADR	14,300	1,469,468
Grupo Financiero Banorte SAB de CV, Class O	334,600	1,834,961
		7,182,125
Peru | 0.9%
Credicorp, Ltd.	10,450	2,167,643

Philippines | 1.8%
BDO Unibank, Inc.	834,491	2,740,349
GT Capital Holdings, Inc.	58,715	1,519,755
		4,260,104
Portugal | 1.0%
Galp Energia SGPS SA	129,284	2,375,090

Russia | 6.7%
LUKOIL PJSC Sponsored ADR (London)	100,842	5,768,685
LUKOIL PJSC Sponsored ADR (United States)	1,717	98,985
Sberbank of Russia PJSC Sponsored ADR (London)	374,190	6,333,510
Sberbank of Russia PJSC Sponsored ADR (United States)	53,682	914,204
Severstal PJSC GDR	150,738	2,310,892
		15,426,276

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

South Africa | 5.6%
FirstRand, Ltd.	533,822	$2,901,141
Mondi PLC	100,927	2,631,309
Naspers, Ltd., N Shares	18,263	5,088,608
The Bidvest Group, Ltd.	139,229	2,447,651
		13,068,709
South Korea | 12.7%
Coway Co., Ltd.	20,666	1,882,849
DB Insurance Co., Ltd.	33,305	2,214,276
Korea Zinc Co., Ltd.	4,164	1,915,692
KT&G Corp.	11,197	1,208,247
Lotte Chemical Corp.	4,702	1,612,716
NCSoft Corp.	5,735	2,395,841
Samsung Electronics Co., Ltd.	5,984	14,216,935
SK Hynix, Inc. (*)	57,234	4,041,220
		29,487,776
Taiwan | 10.3%
Advanced Semiconductor Engineering, Inc. ADR	273,700	1,773,576
Far EasTone Telecommunications Co., Ltd.	814,000	2,010,227
Hon Hai Precision Industry Co., Ltd.	938,500	2,989,555
Largan Precision Co., Ltd.	25,000	3,366,818
Silicon Motion Technology Corp. ADR	40,310	2,134,818
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	291,449	11,555,953
		23,830,947
Thailand | 1.4%
Bangkok Bank Public Co. Ltd.	212,900	1,430,213
Kasikornbank Public Co. Ltd.	249,100	1,820,577
		3,250,790
Description	Shares	Fair Value

Turkey | 2.0%
Arcelik	206,279	$1,170,439
KOC Holding AS	251,670	1,227,190
Tofas Turk Otomobil Fabrikasi AS	247,275	2,150,277
		4,547,906
United Arab Emirates | 0.5%
Emaar Properties PJSC	667,719	1,260,365

United Kingdom | 1.1%
Unilever NV NY Shares	46,400	2,613,248

Total Common Stocks
(Cost $171,870,071)		229,085,072

Preferred Stocks | 1.3%

Brazil | 1.3%
Itau Unibanco Holding SA Sponsored ADR (Cost $1,943,924)	228,817	2,974,621

Short-Term Investments | 4.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $11,088,660)	11,088,660	11,088,660

Total Investments | 104.7%
(Cost $184,902,655)		$243,148,353

Liabilities in Excess of Cash and Other Assets | (4.7)%		(10,978,203)

Net Assets | 100.0%		$232,170,150

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 96.4%

Argentina | 0.9%
YPF SA Sponsored ADR	110,020	$2,520,558

Brazil | 2.5%
Petrobras Distribuidora SA	447,900	2,308,972
Petroleo Brasileiro SA Sponsored ADR (*)	492,900	4,845,207
		7,154,179
Canada | 1.3%
First Quantum Minerals, Ltd.	252,755	3,540,983

China | 34.4%
AAC Technologies Holdings, Inc.	111,140	1,976,570
Agricultural Bank of China, Ltd., Class H	6,526,500	3,037,196
Alibaba Group Holding, Ltd. Sponsored ADR (*)	54,610	9,416,402
Anhui Conch Cement Co., Ltd., Class H	1,037,500	4,879,220
Baidu, Inc. Sponsored ADR (*)	36,617	8,576,068
Beijing Enterprises Water Group, Ltd.	5,406,000	4,182,823
Brilliance China Automotive Holdings, Ltd.	2,295,827	6,099,642
China Medical System Holdings, Ltd.	2,571,000	5,991,985
China Merchants Bank Co., Ltd., Class H	1,161,211	4,620,918
China State Construction International Holdings, Ltd.	4,568,160	6,372,938
Kingsoft Corp., Ltd.	1,150,000	3,814,755
Li Ning Co., Ltd. (*)	3,832,500	3,101,833
Minth Group, Ltd.	715,020	4,302,789
New Oriental Education & Technology Group, Inc. Sponsored ADR	49,544	4,657,136
Ping An Insurance (Group) Co. of China, Ltd., Class H	600,500	6,250,118
Qudian, Inc. Sponsored ADR	68,900	864,006
Tencent Holdings, Ltd.	188,600	9,749,674
Zhuzhou CRRC Times Electric Co., Ltd., Class H	578,600	3,758,434
ZTO Express Cayman, Inc. ADR (*)	322,085	5,105,047
		96,757,554
Colombia | 0.9%
Bancolombia SA Sponsored ADR	65,247	2,587,696
Description	Shares	Fair Value

Hong Kong | 4.1%
China Gas Holdings, Ltd.	1,338,000	$3,690,987
SMI Holdings Group, Ltd.	2,339,200	1,227,758
Techtronic Industries Co., Ltd.	1,002,000	6,530,868
		11,449,613
India | 10.6%
Aurobindo Pharma, Ltd.	183,252	1,974,551
HDFC Bank, Ltd. ADR	50,885	5,173,478
ICICI Bank, Ltd. Sponsored ADR	562,501	5,473,135
Petronet LNG, Ltd.	764,758	3,048,351
Reliance Industries, Ltd.	316,384	4,564,329
Shriram Transport Finance Co., Ltd.	260,120	6,020,345
Tata Motors, Ltd. Sponsored ADR (*)	104,485	3,455,319
		29,709,508
Indonesia | 2.8%
PT Bank Rakyat Indonesia (Persero)Tbk	29,571,000	7,916,921

Mexico | 0.9%
Grupo Financiero Banorte SAB de CV, Class O	478,757	2,625,524

Peru | 1.9%
Credicorp, Ltd.	25,555	5,300,874

Philippines | 1.4%
BDO Unibank, Inc.	1,240,605	4,073,969

Portugal | 2.0%
Galp Energia SGPS SA	301,173	5,532,881

Russia | 7.3%
Mail.Ru Group, Ltd. GDR (*)	159,142	4,583,166
Novatek OAO Sponsored GDR (London)	6,111	734,309
Novatek OAO Sponsored GDR (United States)	18,525	2,226,705
Sberbank of Russia PJSC	1,790,717	6,998,169
X5 Retail Group NV GDR (*)	82,140	3,100,042
Yandex NV Class A (*)	84,335	2,761,971
		20,404,362
South Africa | 3.3%
Capitec Bank Holdings, Ltd.	47,511	4,206,413
Petra Diamonds, Ltd. (*)	1,030,891	1,088,297
Standard Bank Group, Ltd.	256,422	4,049,723
		9,344,433

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (concluded)

South Korea | 7.9%
Doosan Bobcat, Inc. (*)	141,482	$4,732,050
Korea Aerospace Industries, Ltd.	65,383	2,893,961
NCSoft Corp.	6,407	2,676,574
Partron Co., Ltd.	244,710	2,155,570
Samsung Electronics Co., Ltd.	3,256	7,735,685
SPC Samlip Co., Ltd.	13,039	1,908,130
		22,101,970
Taiwan | 10.0%
Advanced Semiconductor Engineering, Inc.	3,185,578	4,089,386
Catcher Technology Co., Ltd.	192,670	2,114,455
Hiwin Technologies Corp.	432,407	4,657,975
Hota Industrial Manufacturing Co., Ltd.	545,766	2,686,986
Largan Precision Co., Ltd.	18,860	2,539,928
MediaTek, Inc.	357,000	3,519,289
Silicon Motion Technology Corp. ADR	70,210	3,718,322
Taiwan Semiconductor Manufacturing Co., Ltd.	640,000	4,917,801
		28,244,142
Turkey | 3.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	239,429	2,010,611
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (*)	3,414,769	2,531,298
Turkiye Garanti Bankasi AS	1,557,677	4,412,223
		8,954,132
Description	Shares	Fair Value

United Kingdom | 1.0%
KAZ Minerals PLC (*)	240,086	$2,877,720

Total Common Stocks (Cost $201,487,446)		271,097,019

Preferred Stocks | 1.0%

Brazil | 1.0%
Banco Bradesco SA ADR (Cost $1,867,354)	263,579	2,699,049

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $7,940,103)	7,940,103	7,940,103

Total Investments | 100.2%
(Cost $211,294,903)		$281,736,171

Liabilities in Excess of Cash and Other Assets | (0.2)%		(436,857)

Net Assets | 100.0%		$281,299,314

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 99.0%

Brazil | 3.7%
Banco do Brasil SA	500	$4,778
BB Seguridade Participacoes SA	3,700	31,719
Cia de Saneamento de Minas Gerais-COPASA	700	9,122
EcoRodovias Infraestrutura e Logistica SA	2,000	7,386
Fibria Celulose SA	600	8,821
Guararapes Confeccoes SA	200	9,004
M Dias Branco SA	700	10,988
Magazine Luiza SA	400	9,641
Petroleo Brasileiro SA (Preference Shares) (*)	6,000	29,346
Qualicorp SA	800	7,465
Vale SA	3,309	40,332
		168,602
Chile | 0.7%
Empresa Nacional de Electricidad SA
Sponsored ADR	809	21,770
Enel Chile SA	1,452	8,247
		30,017
China | 26.6%
AAC Technologies Holdings, Inc.	500	8,892
Agile Group Holdings, Ltd.	6,000	9,105
Agricultural Bank of China, Ltd., Class H	13,000	6,050
Air China, Ltd.	8,000	9,688
Alibaba Group Holding, Ltd. Sponsored ADR (*)	931	160,532
Anhui Conch Cement Co., Ltd., Class H	3,000	14,109
Autohome, Inc. ADR (*)	86	5,562
Baidu, Inc. Sponsored ADR (*)	166	38,879
Bank of China, Ltd., Class H	69,000	33,859
Beijing Capital International Airport Co., Ltd., Class H	10,000	15,042
China Construction Bank Corp., Class H	102,000	93,822
China Huarong Asset Management Co., Ltd.	26,000	12,245
China Mobile, Ltd.	3,500	35,428
China Overseas Land & Investment, Ltd.	4,000	12,874
China Petroleum & Chemical Corp., Class H	36,000	26,378
China Resources Gas Group, Ltd.	2,000	7,226
China Shenhua Energy Co., Ltd., Class H	6,500	16,815
China Telecom Corp., Ltd. Class H	14,000	6,661
CIFI Holdings Group Co., Ltd.	20,000	12,018
CNOOC, Ltd.	26,000	37,378

Description	Shares	Fair Value

Country Garden Holdings Co., Ltd.	22,000	$41,802
CSPC Pharmaceutical Group, Ltd.	10,000	20,190
Dali Foods Group Co., Ltd.	10,500	9,553
Dongfeng Motor Group Co., Ltd., Class H	12,000	14,526
Geely Automobile Holdings, Ltd.	12,000	41,175
Guangzhou Automobile Group Co., Ltd. Class H	8,000	18,896
Haitian International Holdings, Ltd.	3,000	9,022
Industrial & Commercial Bank of China, Ltd., Class H	86,000	68,965
JD.com, Inc. ADR (*)	367	15,201
Jiangsu Expressway Co., Ltd., Class H	6,000	9,137
Longfor Properties Co., Ltd.	6,500	16,287
Momo, Inc. Sponsored ADR (*)	182	4,455
New Oriental Education & Technology Group, Inc. Sponsored ADR	120	11,280
PetroChina Co., Ltd., Class H	20,000	13,957
PICC Property & Casualty Co., Ltd., Class H	4,000	7,673
Ping An Insurance (Group) Co. of China, Ltd., Class H	2,000	20,816
Sunny Optical Technology Group Co., Ltd.	2,000	25,335
Tencent Holdings, Ltd.	4,200	217,119
Tianneng Power International, Ltd.	10,000	10,375
Tingyi (Cayman Islands) Holding Corp.	12,000	23,325
TravelSky Technology, Ltd. Class H	5,000	14,984
Weibo Corp. Sponsored ADR (*)	113	11,691
YY, Inc. ADR (*)	100	11,306
Zhongsheng Group Holdings, Ltd.	5,000	11,363
		1,210,996
Colombia | 0.9%
Bancolombia SA Sponsored ADR	657	26,057
Ecopetrol SA Sponsored ADR	1,165	17,044
		43,101
Egypt | 0.5%
Commercial International Bank Egypt SAE ADR	5,456	23,734

Greece | 0.4%
JUMBO SA	450	8,031
Motor Oil (Hellas) Corinth Refineries SA	418	9,419
		17,450
Hong Kong | 0.9%
Kingboard Chemical Holdings, Ltd.	1,500	8,094
Lee & Man Paper Manufacturing, Ltd.	9,000	10,642
Nine Dragons Paper Holdings, Ltd.	7,000	11,214
Sino Biopharmaceutical, Ltd.	7,000	12,387
		42,337

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Hungary | 1.7%
Magyar Telekom Telecommunications PLC	8,117	$14,351
MOL Hungarian Oil & Gas PLC	3,808	44,192
Richter Gedeon Nyrt.	667	17,463
		76,006
India | 6.9%
Axis Bank, Ltd. GDR	192	8,386
Dr Reddy’s Laboratories, Ltd. ADR	254	9,540
HDFC Bank, Ltd. ADR	503	51,140
ICICI Bank, Ltd. Sponsored ADR	880	8,563
Infosys, Ltd. Sponsored ADR	2,822	45,773
Reliance Industries, Ltd. Sponsored GDR (#)	979	27,928
State Bank of India GDR	442	21,514
Tata Motors, Ltd. Sponsored ADR (*)	719	23,777
Tata Steel, Ltd. GDR	1,811	20,518
Vedanta, Ltd. ADR	893	18,601
Wipro, Ltd. ADR	6,065	33,176
WNS Holdings, Ltd. ADR (*)	1,071	42,979
		311,895
Indonesia | 3.7%
Kalbe Farma Tbk PT	63,800	7,950
PT Adaro Energy Tbk	45,200	6,177
PT Bank Central Asia Tbk	10,200	16,442
PT Bank Negara Indonesia (Persero) Tbk	28,100	20,479
PT Bank Rakyat Indonesia (Persero) Tbk	130,500	34,938
PT Gudang Garam Tbk	2,500	15,442
PT Hanjaya Mandala Sampoerna Tbk	22,600	7,883
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	1,596	51,423
PT United Tractors Tbk	3,400	8,861
		169,595
Luxembourg | 0.6%
Ternium SA Sponsored ADR	909	28,715

Malaysia | 3.6%
AirAsia Berhad	12,100	10,025
Astro Malaysia Holdings Berhad	24,400	16,002
Hartalega Holdings Berhad	3,600	9,491
Hong Leong Bank Berhad	4,300	18,103
Inari Amertron Berhad	16,900	14,197
IOI Properties Group Berhad	9,800	4,479
Nestle Malaysia Berhad	1,200	30,546
Petronas Chemicals Group Berhad	12,600	23,944
Press Metal Aluminium Holdings Berhad	13,480	17,922

Description	Shares	Fair Value

SKP Resources Berhad	18,500	$10,422
Sunway Construction Group Berhad	13,800	8,550
		163,681
Mexico | 1.7%
Alfa SAB de CV, Series A	4,500	4,948
America Movil SAB de CV, Class L Sponsored ADR	388	6,654
Cemex SAB de CV Sponsored ADR (*)	1,390	10,425
Grupo Carso SAB de CV, Series A1	1,500	4,953
Grupo Financiero Banorte SAB de CV, Class O	2,800	15,355
Wal-Mart de Mexico SAB de CV	13,400	32,842
		75,177
Philippines | 2.2%
Ayala Land, Inc.	35,100	31,287
Cebu Air, Inc.	7,180	14,383
DMCI Holdings, Inc.	61,300	17,674
JG Summit Holdings, Inc.	5,570	8,036
Megaworld Corp.	74,500	7,702
Metro Pacific Investments Corp.	44,400	6,101
Semirara Mining & Power Corp.	19,160	14,046
		99,229
Poland | 2.6%
Ciech SA (*)	279	4,606
Dino Polska SA	546	12,347
Enea SA	2,871	9,452
Grupa Lotos SA	551	9,131
Jastrzebska Spolka Weglowa SA (*)	283	7,797
PGE Polska Grupa Energetyczna SA (*)	4,459	15,433
Polski Koncern Naftowy ORLEN SA	448	13,606
Polskie Gornictwo Naftowe i Gazownictwo SA	13,395	24,162
Powszechny Zaklad Ubezpieczen SA	1,194	14,433
Tauron Polska Energia SA (*)	6,287	5,499
		116,466
Russia | 2.5%
Gazprom PJSC Sponsored ADR	2,566	11,314
LUKOIL PJSC Sponsored ADR	474	27,115
MMC Norilsk Nickel PJSC ADR	484	9,032
Novolipetsk Steel PJSC GDR	353	9,003
Sberbank of Russia PJSC Sponsored ADR	3,331	56,380
		112,844
Singapore | 0.2%
China Yuchai International, Ltd.	416	9,984

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

South Africa | 5.0%
AVI, Ltd.	2,117	$18,878
Barclays Africa Group, Ltd.	725	10,663
Clicks Group, Ltd.	761	11,139
Coronation Fund Managers, Ltd.	1,426	8,503
FirstRand, Ltd.	1,464	7,956
Gold Fields, Ltd. Sponsored ADR	1,958	8,419
Mondi, Ltd.	593	15,278
Mr. Price Group, Ltd.	560	11,075
MTN Group, Ltd.	1,394	15,409
Naspers, Ltd., N Shares	279	77,738
Sappi, Ltd.	1,663	12,028
Standard Bank Group, Ltd.	1,142	18,036
Tiger Brands, Ltd.	297	11,036
		226,158
South Korea | 17.4%
CJ Corp.	45	7,634
Daewoo Engineering & Construction Co., Ltd. (*)	1,089	6,022
DB Insurance Co., Ltd.	328	21,807
Hana Financial Group, Inc.	479	22,288
Hanwha General Insurance Co., Ltd.	1,852	14,074
Hyosung Corp.	56	7,303
Hyundai Marine & Fire Insurance Co., Ltd.	865	37,933
Industrial Bank of Korea (*)	738	11,317
KB Financial Group, Inc. (*)	265	15,668
KB Financial Group, Inc. ADR (*)	1,028	60,148
Korea Electric Power Corp. Sponsored ADR (*)	756	13,389
Korea PetroChemical Ind Co., Ltd.	34	8,378
Korea United Pharm, Inc.	333	9,461
KT&G Corp. GDR (#), (*)	393	21,200
LG Chem, Ltd. (*)	25	9,447
LG Corp.	122	10,364
LG Electronics, Inc. (*)	382	37,797
LG Household & Health Care, Ltd.	17	18,847
LG Uplus Corp.	1,433	18,738
Lotte Chemical Corp.	34	11,662
LOTTE Himart Co., Ltd.	128	8,235
Meritz Fire & Marine Insurance Co., Ltd.	997	21,898
NAVER Corp.	11	8,931
NH Investment & Securities Co., Ltd.	528	6,845
POSCO	30	9,315
Samsung Electronics Co., Ltd. GDR	207	247,719
Shinhan Financial Group Co., Ltd. ADR (*)	537	24,917
SK Hynix, Inc. (*)	781	55,145

Description	Shares	Fair Value

SK Telecom Co., Ltd. Sponsored ADR	819	$22,858
SKCKOLONPI, Inc. (*)	249	10,958
Woori Bank	781	11,484
		791,782
Taiwan | 12.2%
Chailease Holding Co., Ltd.	5,000	14,534
China Petrochemical Development Corp. (*)	18,000	9,318
Compeq Manufacturing Co., Ltd.	18,000	23,190
Eva Airways Corp.	17,000	9,047
Feng TAY Enterprise Co., Ltd.	3,000	13,649
Formosa Chemicals & Fibre Corp.	4,000	13,835
Fubon Financial Holding Co., Ltd.	27,000	45,936
General Interface Solution Holding, Ltd.	1,000	6,674
HannStar Display Corp.	24,000	8,077
Hiwin Technologies Corp.	2,000	21,544
Hon Hai Precision Industry Co., Ltd. GDR	2,152	13,549
Innolux Corp.	76,000	31,602
Kung Long Batteries Industrial Co., Ltd.	2,000	9,635
President Chain Store Corp.	3,000	28,589
Sunny Friend Environmental Technology Co., Ltd.	2,000	17,159
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,633	223,349
Walsin Lihwa Corp.	25,000	14,763
Winbond Electronics Corp.	9,000	7,076
Yuanta Financial Holding Co., Ltd.	96,000	44,472
		555,998
Thailand | 3.1%
Advanced Info Service Public Co. Ltd. (‡)	4,700	27,545
Bangkok Bank Public Co. Ltd. NVDR	1,900	11,775
Beauty Community Public Co. Ltd. NVDR	32,524	20,839
Central Pattana Public Co. Ltd. NVDR	6,400	16,717
GFPT Public Co. Ltd. (‡)	14,000	6,057
Hana Microelectronics Public Co. Ltd. NVDR	7,900	10,770
Indorama Ventures Public Co. Ltd. NVDR	6,300	10,296
Intouch Holdings Public Co. Ltd. NVDR	4,500	7,758
PTT Global Chemical Public Co. Ltd. (‡)	3,700	9,650
PTT Public Co. Ltd. (‡)	600	8,101
Tisco Financial Group Public Co. Ltd. NVDR	4,100	11,131
		140,639
Turkey | 1.5%
BIM Birlesik Magazalar AS	885	18,233
Ford Otomotiv Sanayi AS	581	9,240
Turk Telekomunikasyon AS ADR (*)	3,902	13,212
Turkiye Garanti Bankasi AS ADR	7,348	20,795
Turkiye Vakiflar Bankasi TAO, Class D	4,580	8,187
		69,667

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

United States | 0.4%
Yum China Holdings, Inc.	409	$16,368

Total Common Stocks (Cost $3,394,055)		4,500,441

Preferred Stocks | 1.4%

Brazil | 1.4%
Banco Bradesco SA ADR	3,339	34,191
Itau Unibanco Holding SA Sponsored ADR	2,415	31,395

Total Preferred Stocks (Cost $48,893)		65,586

Description	Shares	Fair Value

Short-Term Investments | 0.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $13,391)	13,391	$13,391

Total Investments | 100.7% (Cost $3,456,339)		$4,579,418

Liabilities in Excess of Cash and Other Assets | (0.7)%		(32,427)

Net Assets | 100.0%		$4,546,991

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 95.2%

Argentina | 2.1%
Transportadora de Gas del Sur SA (*)	93,775	$2,084,618
YPF SA Sponsored ADR	274,767	6,294,912
		8,379,530
Brazil | 7.9%
Ambev SA ADR	369,975	2,390,038
Banco do Brasil SA	353,057	3,373,598
CCR SA	534,800	2,597,673
Cia de Saneamento do Parana (*)	137,900	2,490,190
Cielo SA Sponsored ADR	441,150	3,140,988
Iochpe Maxion SA	384,245	2,647,582
JSL SA (*)	143,400	356,426
Localiza Rent a Car SA	463,005	3,077,586
Movida Participacoes SA	903,100	1,921,076
Petrobras Distribuidora SA	796,600	4,106,557
Petroleo Brasileiro SA Sponsored ADR (*)	531,700	5,226,611
		31,328,325
Canada | 1.1%
First Quantum Minerals, Ltd.	315,915	4,425,826

Chile | 0.1%
Geopark, Ltd. (*)	39,150	387,976
China | 28.1%
Alibaba Group Holding, Ltd.
Sponsored ADR (*)	55,531	9,575,210
Anhui Conch Cement Co., Ltd., Class H	1,250,000	5,878,578
Baidu, Inc. Sponsored ADR (*)	50,104	11,734,858
Beijing Enterprises Water Group, Ltd.	5,256,000	4,066,763
Brilliance China Automotive Holdings, Ltd.	1,962,193	5,213,230
China Construction Bank Corp., Class H	6,724,281	6,185,157
China Medical System Holdings, Ltd.	2,816,000	6,562,984
China Mobile, Ltd. Sponsored ADR	74,716	3,776,147
China Shenhua Energy Co., Ltd., Class H	1,040,000	2,690,351
China State Construction International Holdings, Ltd.	4,972,249	6,936,673
CNOOC, Ltd.	1,181,800	1,698,999
Fufeng Group, Ltd.	3,906,000	2,549,424
JNBY Design, Ltd.	274,500	333,699
Kingsoft Corp., Ltd.	1,533,000	5,085,235
Minth Group, Ltd.	762,000	4,585,501
NetEase, Inc. ADR	20,405	7,041,153
Description	Shares	Fair Value

New Oriental Education & Technology Group, Inc. Sponsored ADR	78,012	$7,333,128
Noah Holdings, Ltd. Sponsored ADR (*)	47,035	2,176,780
Ping An Insurance (Group) Co. of China, Ltd., Class H	706,500	7,353,386
RISE Education Cayman, Ltd. ADR	180,900	2,675,511
Tianyun International Holdings, Ltd.	2,798,000	457,915
Yestar Healthcare Holdings Co., Ltd.	4,312,500	1,832,510
ZTO Express Cayman, Inc. ADR (*)	346,900	5,498,365
		111,241,557
Colombia | 0.7%
Bancolombia SA Sponsored ADR	64,792	2,569,651
Egypt | 0.5%
Commercial International Bank Egypt SAE GDR	364,105	1,582,001
Credit Agricole Egypt SAE	154,105	372,695
		1,954,696
Georgia | 0.6%
BGEO Group PLC	43,148	2,067,786
TBC Bank Group PLC	19,245	453,305
		2,521,091
Hong Kong | 3.9%
China Gas Holdings, Ltd.	1,214,000	3,348,923
Man Wah Holdings, Ltd.	2,129,305	2,016,343
NewOcean Energy Holdings, Ltd. (*)	826,000	216,148
Techtronic Industries Co., Ltd.	1,116,500	7,277,159
TK Group Holdings, Ltd.	636,000	396,889
Tongda Group Holdings, Ltd.	8,389,114	2,144,807
		15,400,269
Hungary | 0.6%
OTP Bank Nyrt.	61,918	2,557,664
India | 9.2%
Axis Bank, Ltd.	684,839	6,049,956
Bajaj Auto, Ltd.	48,834	2,545,899
Dewan Housing Finance Corp., Ltd.	246,957	2,247,597
HCL Technologies, Ltd.	162,008	2,260,485
ICICI Bank, Ltd. Sponsored ADR	769,883	7,490,962
Kiri Industries, Ltd. (*)	48,822	384,060
Mirza International, Ltd.	109,825	273,033
Reliance Industries, Ltd.	369,103	5,324,882
Shriram Transport Finance Co., Ltd.	91,894	2,126,840
Tata Consultancy Services, Ltd.	80,543	3,408,247
Tata Motors, Ltd. Sponsored ADR (*)	108,468	3,587,037
The South Indian Bank, Ltd.	632,716	307,204
Uflex, Ltd.	56,983	433,665
		36,439,867

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Indonesia | 4.1%
PT Bank Mandiri (Persero) Tbk	6,267,500	$3,691,302
PT Bank Pembangunan Daerah Jawa Timur Tbk	3,607,800	188,665
PT Bank Rakyat Indonesia (Persero) Tbk	34,019,590	9,107,924
PT Bekasi Fajar Industrial Estate Tbk	19,239,500	354,795
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	83,330	2,684,893
		16,027,579
Kenya | 0.1%
KCB Group, Ltd.	1,005,700	415,985

Kuwait | 0.1%
Human Soft Holding Co. KSC	19,568	242,459

Mexico | 2.3%
Alpek SAB de CV	2,158,600	2,574,402
America Movil SAB de CV, Class L
Sponsored ADR	97,243	1,667,717
Credito Real SAB de CV	169,900	212,218
Grupo Mexico SAB de CV, Series B	330,101	1,089,732
Kimberly-Clark de Mexico SAB de CV, Series A	919,700	1,620,730
Nemak SAB de CV	2,877,100	2,083,657
		9,248,456
Morocco | 0.1%
Residences Dar Saada	15,936	260,576

Oman | 0.1%
Ooredoo	266,960	360,285

Pakistan | 0.2%
Bank Alfalah, Ltd. (*)	782,000	301,376
Kohinoor Textile Mills, Ltd.	271,890	163,282
Pak Elektron, Ltd.	364,900	157,020
		621,678
Peru | 1.0%
Credicorp, Ltd.	18,192	3,773,567

Philippines | 0.2%
PLDT, Inc. Sponsored ADR	28,102	845,308

Russia | 7.5%
Gazprom PJSC Sponsored ADR	251,605	1,109,428
LUKOIL PJSC Sponsored ADR (United States)	47,073	2,713,758
Description	Shares	Fair Value

Mail.Ru Group, Ltd. GDR (*)	171,144	$4,928,815
Mobile TeleSystems PJSC Sponsored ADR	246,100	2,507,759
Sberbank of Russia PJSC	1,836,185	7,175,859
Sberbank of Russia PJSC Sponsored ADR	385,847	6,570,974
X5 Retail Group NV GDR (London) (*)	107,553	4,059,153
X5 Retail Group NV GDR (United States) (*)	15,362	580,223
		29,645,969
Singapore | 0.6%
BOC Aviation, Ltd.	473,900	2,523,538

South Africa | 1.4%
Petra Diamonds, Ltd. (*)	2,520,634	2,660,997
Standard Bank Group, Ltd.	191,359	3,022,171
		5,683,168
South Korea | 9.7%
Douzone Bizon Co., Ltd.	53,470	1,660,598
Eugene Technology Co., Ltd.	106,757	2,093,804
Hanwha Life Insurance Co., Ltd.	158,433	1,021,484
HS Industries Co., Ltd.	239,000	2,286,985
Hyundai Mobis Co., Ltd.	13,093	3,218,549
Innocean Worldwide, Inc.	31,685	2,165,967
KT&G Corp.	12,131	1,309,033
Nice Information &Telecommunication, Inc.	16,851	359,585
Samjin Pharmaceutical Co., Ltd.	10,754	359,847
Samsung Electronics Co., Ltd.	5,768	13,703,757
Shinhan Financial Group Co., Ltd.	71,529	3,301,311
SK Hynix, Inc.	68,183	4,814,316
Viatron Technologies, Inc.	100,004	1,928,425
		38,223,661
Taiwan | 8.4%
Catcher Technology Co., Ltd.	261,000	2,864,342
Egis Technology, Inc. (*)	30,000	228,415
Elite Material Co., Ltd.	594,000	2,024,731
Gourmet Master Co., Ltd.	140,600	2,051,969
Hon Hai Precision Industry Co., Ltd.	550,671	1,754,141
Largan Precision Co., Ltd.	25,614	3,449,507
MediaTek, Inc.	241,000	2,375,767
Primax Electronics, Ltd.	969,000	2,565,928
Realtek Semiconductor Corp.	608,000	2,222,649
Silicon Motion Technology Corp. ADR	95,681	5,067,266
Sunny Friend Environmental
Technology Co., Ltd.	226,000	1,938,969
Taiwan Semiconductor
Manufacturing Co., Ltd.	863,720	6,636,880
		33,180,564

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Turkey | 4.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (*)	3,852,183	$2,855,544
KOC Holding AS ADR	122,467	2,991,991
Soda Sanayii AS	1,303,949	1,733,432
Turk Tuborg Bira ve Malt Sanayii AS	84,632	225,528
Turkcell Iletisim Hizmetleri AS ADR	185,575	1,892,865
Turkiye Garanti Bankasi AS	1,731,831	4,905,526
Turkiye Is Bankasi, C Shares	925,827	1,703,545
		16,308,431
Ukraine | 0.1%
Kernel Holding SA (*)	25,389	346,567

United Arab Emirates | 0.4%
ADES International Holding, Ltd.	113,223	1,520,918

Total Common Stocks (Cost $307,786,050)		376,435,161
Description	Shares	Fair Value

Warrants | 0.0%

Brazil | 0.0%
Iochpe Maxion SA,
Expires 06/03/19 (Cost $0)	15,354	$48,093

Short-Term Investments | 4.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $18,910,881)	18,910,881	18,910,881

Total Investments | 100.0% (Cost $326,696,931)		$395,394,135

Liabilities in Excess of Cash and Other Assets | 0.0%		(174,619)

Net Assets | 100.0%		$395,219,516

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Shares	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio

Common Stocks | 64.2%

Argentina | 1.4%
Transportadora de Gas del Sur SA (*)	35,770	$795,167
YPF SA Sponsored ADR	118,656	2,718,409
		3,513,576
Brazil | 5.3%
Ambev SA ADR	155,500	1,004,530
Banco do Brasil SA	148,445	1,418,450
CCR SA	226,100	1,098,231
Cia de Saneamento do Parana (*)	52,620	950,209
Cielo SA Sponsored ADR	185,343	1,319,642
Iochpe Maxion SA	146,649	1,010,463
JSL SA (*)	69,000	171,502
Localiza Rent a Car SA	196,452	1,305,813
Movida Participacoes SA	344,600	733,033
Petrobras Distribuidora SA	350,400	1,806,349
Petroleo Brasileiro SA Sponsored ADR (*)	233,200	2,292,356
		13,110,578
Canada | 0.8%
First Quantum Minerals, Ltd.	137,969	1,932,883

Chile | 0.1%
Geopark, Ltd. (*)	18,755	185,862

China | 19.3%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	24,255	4,182,290
Anhui Conch Cement Co., Ltd., Class H	548,000	2,577,169
Baidu, Inc. Sponsored ADR (*)	21,761	5,096,644
Beijing Enterprises Water Group, Ltd.	2,304,000	1,782,691
Brilliance China Automotive Holdings, Ltd.	857,313	2,277,742
China Construction Bank Corp., Class H	2,835,065	2,607,762
China Medical System Holdings, Ltd.	1,235,000	2,878,297
China Mobile, Ltd. Sponsored ADR	31,738	1,604,038
China Shenhua Energy Co., Ltd., Class H	438,986	1,135,602
China State Construction International Holdings, Ltd.	2,180,068	3,041,364
CNOOC, Ltd.	498,000	715,943
Fufeng Group, Ltd.	1,488,000	971,209
JNBY Design, Ltd.	132,000	160,467
Kingsoft Corp., Ltd.	674,000	2,235,778
Minth Group, Ltd.	332,000	1,997,882
NetEase, Inc. ADR	8,565	2,955,525
New Oriental Education & Technology Group, Inc. Sponsored ADR	34,243	3,218,842
Description	Shares	Fair Value

Noah Holdings, Ltd. Sponsored ADR (*)	17,945	$830,495
Ping An Insurance (Group) Co. of China, Ltd., Class H	310,900	3,235,906
RISE Education Cayman, Ltd. ADR	69,000	1,020,510
Tianyun International Holdings, Ltd.	1,346,000	220,284
Yestar Healthcare Holdings Co., Ltd.	1,642,500	697,947
ZTO Express Cayman, Inc. ADR (*)	152,100	2,410,785
		47,855,172
Colombia | 0.5%
Bancolombia SA Sponsored ADR	28,280	1,121,585

Egypt | 0.3%
Commercial International Bank Egypt SAE GDR	153,168	665,500
Credit Agricole Egypt SAE	74,080	179,159
		844,659
Georgia | 0.4%
BGEO Group PLC	16,464	789,006
TBC Bank Group PLC	9,404	221,506
		1,010,512
Hong Kong | 2.6%
China Gas Holdings, Ltd.	532,000	1,467,568
Man Wah Holdings, Ltd.	811,760	768,695
NewOcean Energy Holdings, Ltd. (*)	398,000	104,149
Techtronic Industries Co., Ltd.	489,500	3,190,479
TK Group Holdings, Ltd.	306,000	190,956
Tongda Group Holdings, Ltd.	3,200,049	818,142
		6,539,989
Hungary | 0.4%
OTP Bank Nyrt.	26,498	1,094,560

India | 6.2%
Axis Bank, Ltd.	288,592	2,549,459
Bajaj Auto, Ltd.	20,527	1,070,149
Dewan Housing Finance Corp., Ltd.	94,229	857,594
HCL Technologies, Ltd.	68,132	950,641
ICICI Bank, Ltd. Sponsored ADR	337,462	3,283,505
Kiri Industries, Ltd. (*)	23,498	184,848
Mirza International, Ltd.	52,811	131,292
Reliance Industries, Ltd.	161,876	2,335,312
Shriram Transport Finance Co., Ltd.	35,063	811,515
Tata Consultancy Services, Ltd.	33,628	1,422,998
Tata Motors, Ltd. Sponsored ADR (*)	47,346	1,565,732
The South Indian Bank, Ltd.	303,931	147,569
Uflex, Ltd.	27,401	208,533
		15,519,147

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Indonesia | 2.8%
PT Bank Mandiri (Persero) Tbk	2,644,400	$1,557,444
PT Bank Pembangunan Daerah Jawa Timur Tbk	1,733,800	90,667
PT Bank Rakyat Indonesia (Persero) Tbk	14,855,500	3,977,201
PT Bekasi Fajar Industrial Estate Tbk	9,246,400	170,513
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	35,184	1,133,628
		6,929,453
Kenya | 0.1%
KCB Group, Ltd.	483,500	199,989
Kuwait | 0.0%
Human Soft Holding Co. KSC	9,409	116,583
Mexico | 1.5%
Alpek SAB de CV	823,700	982,366
America Movil SAB de CV, Class L Sponsored ADR	41,013	703,373
Credito Real SAB de CV	81,700	102,050
Grupo Mexico SAB de CV, Series B	139,809	461,538
Kimberly-Clark de Mexico SAB de CV, Series A	390,535	688,215
Nemak SAB de CV	1,097,800	795,050
		3,732,592
Morocco | 0.1%
Residences Dar Saada	7,658	125,219

Oman | 0.1%
Ooredoo	128,359	173,231
Pakistan | 0.1%
Bank Alfalah, Ltd. (*)	376,000	144,907
Kohinoor Textile Mills, Ltd.	130,380	78,299
Pak Elektron, Ltd.	175,500	75,520
		298,726
Peru | 0.7%
Credicorp, Ltd.	7,913	1,641,394
Philippines | 0.1%
PLDT, Inc. Sponsored ADR	11,840	356,147
Russia | 5.1%
Gazprom PJSC Sponsored ADR	106,727	470,602
LUKOIL PJSC Sponsored ADR	19,758	1,139,049
Description	Shares	Fair Value

Mail.Ru Group, Ltd. GDR (*)	75,058	$2,161,612
Mobile TeleSystems PJSC Sponsored ADR	103,610	1,055,786
Sberbank of Russia PJSC	801,829	3,133,569
Sberbank of Russia PJSC Sponsored ADR (London)	3,482	58,936
Sberbank of Russia PJSC Sponsored ADR (United States)	160,430	2,732,123
X5 Retail Group NV GDR (*)	53,884	2,033,633
		12,785,310
Singapore | 0.4%
BOC Aviation, Ltd.	180,800	962,768
South Africa | 0.9%
Petra Diamonds, Ltd. (*)	961,787	1,015,345
Standard Bank Group, Ltd.	80,836	1,276,659
		2,292,004
South Korea | 6.4%
Douzone Bizon Co., Ltd.	20,400	633,556
Eugene Technology Co., Ltd.	40,735	798,928
Hanwha Life Insurance Co., Ltd.	64,650	416,826
HS Industries Co., Ltd.	91,092	871,657
Hyundai Mobis Co., Ltd.	5,560	1,366,771
Innocean Worldwide, Inc.	12,090	826,465
KT&G Corp.	5,156	556,374
Nice Information &Telecommunication, Inc.	8,109	173,039
Samjin Pharmaceutical Co., Ltd.	5,176	173,198
Samsung Electronics Co., Ltd.	2,490	5,915,803
Shinhan Financial Group Co., Ltd. (*)	30,193	1,393,511
SK Hynix, Inc. (*)	28,776	2,031,837
Viatron Technologies, Inc.	38,156	735,780
		15,893,745
Taiwan | 5.5%
Catcher Technology Co., Ltd.	114,000	1,251,092
Egis Technology, Inc. (*)	14,000	106,594
Elite Material Co., Ltd.	227,000	773,761
Gourmet Master Co., Ltd.	53,500	780,799
Hon Hai Precision Industry Co., Ltd. GDR	114,105	718,386
Largan Precision Co., Ltd.	10,648	1,433,995
MediaTek, Inc.	106,000	1,044,943
Primax Electronics, Ltd.	370,000	979,766
Realtek Semiconductor Corp.	232,000	848,116
Silicon Motion Technology Corp. ADR	39,842	2,110,032
Sunny Friend Environmental Technology Co., Ltd.	86,000	737,838
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	70,385	2,790,765
		13,576,087

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Shares	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Turkey | 2.8%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (*)	1,682,179	$1,246,965
KOC Holding AS ADR	51,504	1,258,294
Soda Sanayii AS	496,726	660,333
Turk Tuborg Bira ve Malt Sanayii AS	40,685	108,418
Turkcell Iletisim Hizmetleri AS ADR	78,627	801,996
Turkiye Garanti Bankasi AS	756,260	2,142,156
Turkiye Is Bankasi, C Shares	390,698	718,894
		6,937,056
Ukraine | 0.1%
Kernel Holding SA	12,214	166,724

United Arab Emirates | 0.2%
ADES International Holding, Ltd.	43,156	579,712

Total Common Stocks (Cost $133,886,475)		159,495,263

Description	Security Currency	Principal Amount (000)	Fair Value

Corporate Bonds | 3.2%

Argentina | 0.3%
AES Argentina Generacion SA, 7.750%, 02/02/24	USD	120	$129,966
Generacion Mediterranea SA, 9.625%, 07/27/23	USD	250	279,263
Genneia SA, 8.750%, 01/20/22 (#)	USD	95	104,404
YPF SA, 7.000%, 12/15/47 (#)	USD	200	198,200
			711,833
Bangladesh | 0.1%
Banglalink Digital Communications, Ltd., 8.625%, 05/06/19	USD	175	181,563

Brazil | 0.7%
Gerdau Trade, Inc., 4.750%, 04/15/23	USD	48	49,020
GTL Trade Finance, Inc., 5.893%, 04/29/24	USD	25	26,812
Description	Security Currency	Principal Amount (000)	Fair Value

Itau Unibanco Holding SA, 6.125%, 12/12/22 (#), (§), (¶)	USD	200	$199,909
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	1,350	1,539,675
			1,815,416
Byelorussian Ssr | 0.1%
Eurotorg LLC Via Bonitron DAC, 8.750%, 10/30/22 (#)	USD	200	202,280

Canada | 0.1%
First Quantum Minerals, Ltd., 7.000%, 02/15/21 (#)	USD	50	51,875
7.500%, 04/01/25 (#)	USD	200	217,000
			268,875
Chile | 0.3%
AES Gener SA, 8.375%, 12/18/73	USD	200	209,154
Guanay Finance, Ltd., 6.000%, 12/15/20	USD	108	110,925
VTR Finance BV, 6.875%, 01/15/24	USD	315	332,325
			652,404
China | 0.0%
Green Dragon Gas, Ltd., 10.000%, 11/20/18 (#), (Ø)	USD	200	94,000

Colombia | 0.2%
Ecopetrol SA, 5.875%, 09/18/23	USD	130	143,650
Transportadora de Gas Internacional SA, 5.700%, 03/20/22	USD	265	271,757
			415,407
Guatemala | 0.1%
Comcel Trust, 6.875%, 02/06/24	USD	165	170,681

Israel | 0.1%
Altice Financing SA, 6.625%, 02/15/23	USD	280	293,188

Mauritius | 0.1%
Liquid Telecommunications Financing PLC, 8.500%, 07/13/22 (#)	USD	270	284,442

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Mexico | 0.1%
Banco Mercantil del Norte SA, 6.875%, 07/06/22 (#), (§), (¶)	USD	125	$131,719

Nigeria | 0.1%
IHS Netherlands Holdco BV:
9.500%, 10/27/21 (#)	USD	155	166,810
9.500%, 10/27/21	USD	200	215,239
			382,049
Peru | 0.1%
Inkia Energy, Ltd., 5.875%, 11/09/27 (#)	USD	200	201,152
InRetail Shopping Malls, 6.500%, 07/09/21	USD	175	182,219
			383,371
Russia | 0.2%
GTH Finance BV, 7.250%, 04/26/23	USD	200	224,800
Sberbank of Russia, 5.500%, 02/26/24 (§)	USD	200	203,060
TMK OAO Via TMK Capital SA, 6.750%, 04/03/20	USD	200	210,489
			638,349
Saudi Arabia | 0.1%
Acwa Power Management And Investments One, Ltd., 5.950%, 12/15/39 (#)	USD	250	255,925

Singapore | 0.2%
Puma International Financing SA:
6.750%, 02/01/21	USD	203	206,577
5.125%, 10/06/24 (#)	USD	200	203,957
			410,534
South Korea | 0.1%
SK E&S Co., Ltd., 4.875%, 11/26/19 (§), (¶)	USD	90	90,108
Woori Bank, 4.500%, 09/27/21 (§), (¶)	USD	90	89,275
			179,383
Turkey | 0.1%
Turkiye Is Bankasi, 5.000%, 04/30/20	USD	200	202,115
Description	Security Currency	Principal Amount (000)	Fair Value

United Arab Emirates | 0.1%
MAF Global Securities, Ltd., 7.125%, 10/29/18 (§), (¶)	USD	260	$265,888

United States | 0.0%
Sable International Finance, Ltd., 6.875%, 08/01/22 (#)	USD	65	68,900

Total Corporate Bonds (Cost $7,853,107)			8,008,322

Foreign Government Obligations | 15.7%

Angola | 0.3%
Republic of Angola, 9.500%, 11/12/25	USD	595	685,738

Argentina | 1.7%
Argentina POM Politica Monetaria, 28.750% (ARPP7DRR), 06/21/20 (§)	ARS	8,990	513,861
Provincia de Buenos Aires, 7.875%, 06/15/27	USD	150	166,125
Republic of Argentina:
26.055% (BADLARPP + 2.750%), 03/01/18 (§)	ARS	4,060	216,746
22.750%, 03/05/18	ARS	5,600	296,723
21.200%, 09/19/18	ARS	1,070	55,733
25.854% (BADLARPP + 2.500%), 03/11/19 (§)	ARS	1,300	70,108
7.500%, 04/22/26	USD	55	62,178
6.875%, 01/26/27	USD	260	284,115
7.625%, 04/22/46	USD	170	192,143
7.125%, 06/28/2117	USD	1,090	1,125,697
7.125%, 06/28/2117 (#)	USD	1,180	1,218,645
			4,202,074
Brazil | 1.1%
Brazil Letras do Tesouro Nacional, 0.000%, 04/01/18	BRL	2,200	652,471
Brazil NTN-B:
6.000%, 05/15/35	BRL	410	401,447
6.000%, 08/15/50	BRL	470	464,439
Brazil NTN-F:
10.000%, 01/01/21	BRL	962	298,387
10.000%, 01/01/27	BRL	2,760	823,128
			2,639,872

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Chile | 0.2%
Republic of Chile, 3.860%, 06/21/47	USD	485	$497,731

Colombia | 0.2%
Republic of Colombia, 5.000%, 06/15/45	USD	470	497,730

Congo | 0.4%
Republic of Congo, 6.000%, 06/30/29 (Ø)	USD	1,035	905,688

Dominican Republic | 0.1%
Dominican Republic Bonds:
15.950%, 06/04/21 (#)	DOP	4,200	107,496
10.500%, 04/07/23 (#)	DOP	5,000	112,594
			220,090
Ecuador | 0.4%
Republic of Ecuador:
10.500%, 03/24/20	USD	200	221,250
8.750%, 06/02/23	USD	250	275,896
9.625%, 06/02/27	USD	200	228,755
8.875%, 10/23/27 (#)	USD	200	219,139
			945,040
Egypt | 0.9%
Arab Republic of Egypt, 8.500%, 01/31/47 (#)	USD	265	304,419
Egypt Treasury Bills:
0.000%, 01/02/18	EGP	2,600	146,232
0.000%, 07/03/18	EGP	7,850	403,826
0.000%, 07/10/18	EGP	300	15,319
0.000%, 07/24/18	EGP	9,100	464,955
0.000%, 08/21/18	EGP	19,300	966,715
			2,301,466
El Salvador | 0.1%
Republic of El Salvador:
7.375%, 12/01/19	USD	135	142,890
5.875%, 01/30/25	USD	145	145,906
			288,796
Ghana | 0.3%
Ghana Government Bonds:
23.230%, 02/19/18	GHS	120	26,713
22.490%, 04/23/18	GHS	20	4,485
23.470%, 05/21/18	GHS	100	22,522
Description	Security Currency	Principal Amount (000)	Fair Value

Ghana Treasury Notes:
22.500%, 12/10/18	GHS	160	$36,916
21.000%, 01/07/19	GHS	870	198,593
Republic of Ghana:
7.875%, 08/07/23	USD	335	367,244
8.125%, 01/18/26	USD	206	228,917
			885,390
India | 0.3%
India Government Bonds, 7.720%, 05/25/25	INR	50,000	801,821

Indonesia | 0.6%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	5,678,000	430,218
8.250%, 07/15/21	IDR	3,084,000	243,333
8.375%, 09/15/26	IDR	4,071,000	338,162
Republic of Indonesia, 5.250%, 01/08/47	USD	430	486,975
			1,498,688
Jordan | 0.1%
Kingdom of Jordan, 7.375%, 10/10/47 (#)	USD	290	302,141

Kazakhstan | 0.2%
Republic of Kazakhstan, 6.500%, 07/21/45	USD	435	557,235

Lebanon | 0.5%
Lebanese Republic:
6.375%, 03/09/20	USD	24	23,980
6.150%, 06/19/20	USD	27	26,738
8.250%, 04/12/21	USD	81	84,443
6.100%, 10/04/22	USD	40	38,850
6.000%, 01/27/23	USD	110	105,188
6.650%, 04/22/24	USD	219	212,978
6.250%, 11/04/24	USD	407	387,158
6.600%, 11/27/26	USD	159	151,448
6.850%, 03/23/27	USD	125	120,781
6.650%, 11/03/28	USD	53	49,555
			1,201,119
Malaysia | 0.5%
Malaysia Government Bonds:
4.240%, 02/07/18	MYR	1,490	368,656
3.580%, 09/28/18	MYR	2,240	555,995
3.759%, 03/15/19	MYR	1,298	323,243
			1,247,894

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Mexico | 0.6%
Mexican Bonos:
6.500%, 06/10/21	MXN	13,750	$675,692
5.750%, 03/05/26	MXN	5,910	265,998
United Mexican States, 5.750%, 10/12/10	USD	470	495,733
			1,437,423
Mozambique | 0.4%
Mozambique International Bonds, 10.500%, 01/18/23	USD	1,137	932,340

Nigeria | 0.3%
Republic of Nigeria, 7.625%, 11/28/47 (#)	USD	720	772,177

Panama | 0.2%
Republic of Panama:
4.500%, 05/15/47	USD	60	64,530
4.300%, 04/29/53	USD	408	425,850
			490,380
Paraguay | 0.2%
Republic of Paraguay, 6.100%, 08/11/44	USD	380	433,675

Peru | 0.5%
Republic of Peru:
6.350%, 08/12/28	PEN	2,070	696,887
5.625%, 11/18/50	USD	385	496,650
			1,193,537
Philippines | 0.2%
Republic of Philippines:
3.950%, 01/20/40	USD	140	144,200
3.700%, 02/02/42	USD	340	337,875
			482,075
Romania | 0.2%
Romania Government Bonds:
5.850%, 04/26/23	RON	380	106,186
6.125%, 01/22/44	USD	385	496,650
			602,836
Russia | 2.2%
Russian Foreign Bonds - Eurobond, 5.250%, 06/23/47	USD	400	418,000
Description	Security Currency	Principal Amount (000)	Fair Value

Russia Government Bonds - OFZ:
6.400%, 05/27/20	RUB	10,400	$178,539
7.600%, 04/14/21	RUB	16,300	289,228
7.500%, 08/18/21	RUB	33,000	582,363
7.750%, 09/16/26	RUB	223,670	3,968,343
			5,436,473
South Africa | 1.1%
Republic of South Africa:
6.750%, 03/31/21	ZAR	6,180	486,974
7.750%, 02/28/23	ZAR	5,600	448,503
10.500%, 12/21/26	ZAR	3,460	311,829
8.250%, 03/31/32	ZAR	10,000	736,902
8.750%, 02/28/48	ZAR	9,400	685,325
			2,669,533
Sri Lanka | 0.0%
Sri Lanka Government Bonds, 9.250%, 05/01/20	LKR	8,000	51,720

Turkey | 0.3%
Turkey Government Bonds:
10.400%, 03/27/19	TRY	1,370	349,503
2.000%, 10/26/22	TRY	1,742	442,354
			791,857
Ukraine | 0.6%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	125	131,250
7.750%, 09/01/20	USD	420	444,675
7.750%, 09/01/23	USD	270	286,537
7.750%, 09/01/27	USD	155	160,532
7.375%, 09/25/32 (#)	USD	110	108,118
7.375%, 09/25/32	USD	295	290,206
			1,421,318
United Arab Emirates | 0.2%
Abu Dhabi Government International Bonds, 4.125%, 10/11/47 (#)	USD	495	491,288

Uruguay | 0.4%
Republica Orient Uruguay:
5.000%, 09/14/18	UYU	9,238	326,870
5.100%, 06/18/50	USD	455	507,325
Uruguay Notas del Tesoro, 13.250%, 04/08/18	UYU	1,600	56,329
Uruguay Treasury Bills, 0.000%, 06/01/18	UYU	680	22,827

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

0.000%, 02/08/18	UYU	2,490	$85,930
0.000%, 03/08/18	UYU	3,022	103,547
0.000%, 04/05/18	UYU	920	31,316
			1,134,144
Venezuela | 0.1%
Republic of Venezuela:
8.250%, 10/13/24	USD	145	29,544
7.650%, 04/21/25 (∏)	USD	180	36,900
9.250%, 05/07/28 (∏)	USD	105	21,394
9.375%, 01/13/34	USD	115	24,006
7.000%, 03/31/38	USD	155	31,581
			143,425
Zambia | 0.3%
Republic of Zambia:
8.500%, 04/14/24	USD	265	292,825
8.970%, 07/30/27	USD	410	460,738
			753,563
Total Foreign Government Obligations (Cost $38,457,501)			38,916,277

Quasi Government Bonds | 0.6%

Argentina | 0.1%
Letras Banco Cent Argentina:
0.000%, 04/18/18	ARS	2,810	138,939
0.000%, 06/21/18	ARS	5,620	266,211
			405,150
Brazil | 0.2%
Cemig Geracao e Transmissao SA, 9.250%, 12/05/24 (#)	USD	400	431,000

Russia | 0.1%
VTB Bank PJSC Via VTB Eurasia DAC, 9.500%, 12/06/22 (§), (Ø), (¶)	USD	200	220,915

Ukraine | 0.1%
Ukreximbank Via Biz Finance PLC, 9.625%, 04/27/22	USD	300	320,340
Description	Security Currency	Principal Amount (000)	Fair Value

Venezuela | 0.1%
Petroleos de Venezuela SA:
6.000%, 05/16/24 (Π)	USD	175	$39,200
6.000%, 11/15/26 (Π)	USD	195	42,705
5.375%, 04/12/27 (Π)	USD	190	44,175
5.500%, 04/12/37 (Π)	USD	170	40,375
			166,455
Total Quasi Government Bonds (Cost $1,643,060)			1,543,860

Supranationals | 0.1%
European Investment Bank, 7.200%, 07/09/19 (#) (Cost $230,439)	IDR	3,000,000	224,864

US Treasury Securities | 10.6%
US Treasury Bills:
0.000%, 01/11/18	USD	6,110	6,108,202
0.000%, 02/08/18	USD	8,600	8,588,940
US Treasury Notes:
0.875%, 01/31/18	USD	3,500	3,499,009
1.000%, 02/15/18	USD	2,500	2,499,090
2.750%, 02/28/18	USD	1,700	1,703,787
2.875%, 03/31/18	USD	1,000	1,003,553
0.750%, 04/30/18	USD	2,900	2,893,656

Total US Treasury Securities (Cost $26,298,566)			26,296,237

Description		Shares	Fair Value

Warrants | 0.0%

Brazil | 0.0%
Iochpe Maxion SA, Expires 06/03/19 (Cost $0)		5,284	$16,551

Short-Term Investments | 4.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $12,046,933)		12,046,933	12,046,933

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Counterparty	Notional Amount (000)	Number of Contracts	Fair Value

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Purchased Options | 0.4%

Call
USD vs INR Jan 18 67.04, Expires 01/30/18	JPMS	$2,350	23,500	$705
USD vs RUB Mar 18 61.97, Expires 03/05/18	JPMS	2,367	23,670	8,488

Put
EUR vs PLN Jul 18 4.2, Expires 07/30/18	BRC	1,494	14,940	25,275
EUR vs PLN Jul 18 4.2, Expires 07/30/18	HSB	1,391	13,910	23,533
EUR vs PLN Jul 18 4.2, Expires 07/30/18	JPMS	652	6,520	11,030
EUR vs PLN Sep 17 4.2, Expires 09/28/18	JPMS	1,652	16,520	30,327
USD vs BRL Apr 18 3.1, Expires 04/13/18	JPMS	2,970	29,700	10,692
USD vs BRL Apr 18 3.15, Expires 04/02/18	JPMS	2,530	25,300	12,650
Description	Counterparty	Notional Amount (000)	Notional Number of Contracts	Fair Value

USD vs EUR Feb 18 1.19, Expires 02/20/18	JPMS	$2,552	25,520	$27,179
USD vs MXN Jan 18 18.25, Expires 01/09/18	JPMS	2,980	29,800	298
USD vs MXN Apr 18 18.25, Expires 04/12/18	JPMS	4,950	49,500	11,385
USD vs TRY Jan 18 3.6, Expires 01/15/18	JPMS	4,740	47,400	1,896
USD vs ZAR Apr 18 13.25, Expires 04/03/18	JPMS	2,800	28,000	196,840
USD vs ZAR Apr 18 13.25, Expires 04/12/18	JPMS	8,750	87,500	614,250

Total Purchased Options (Cost $635,572)				974,548

Total Investments | 99.7% (Cost $221,051,653) (¤)				$247,522,855

Cash and Other Assets in Excess of Liabilities | 0.3%				825,401

Net Assets | 100.0%				$248,348,256

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	9,623,200	USD	523,000	CIT	01/17/18	$—	$10,173
ARS	6,887,160	USD	378,000	CIT	01/22/18	—	11,954
ARS	5,550,000	USD	300,000	CIT	01/30/18	—	6,271
ARS	7,303,268	USD	397,000	HSB	01/17/18	—	7,804
ARS	2,951,520	USD	165,000	HSB	01/22/18	—	8,129
ARS	4,206,990	USD	226,000	SCB	02/02/18	—	3,702
AUD	366,743	USD	280,000	CIT	01/31/18	6,157	—
BRL	595,391	USD	180,258	BRC	02/09/18	—	1,505
BRL	989,032	USD	293,560	CIT	10/16/18	—	4,682
BRL	961,494	USD	295,000	HSB	01/08/18	—	5,303
BRL	593,779	USD	179,742	JPM	02/09/18	—	1,474
BRL	309,225	USD	92,663	SCB	02/09/18	175	—
BRL	363,944	USD	109,887	SCB	02/09/18	—	621
BRL	2,447,056	USD	740,000	SCB	02/09/18	—	5,328
CLP	141,258,600	USD	222,000	HSB	02/20/18	7,490	—
CNY	2,456,775	USD	358,000	CIT	01/17/18	18,991	—
CNY	2,102,625	USD	315,000	HSB	02/09/18	7,225	—
CNY	4,281,634	USD	644,000	HSB	03/22/18	10,570	—
COP	2,117,255,661	USD	687,493	BRC	01/09/18	21,543	—
COP	655,668,000	USD	216,000	CIT	01/10/18	3,553	—
COP	913,489,600	USD	304,000	CIT	01/29/18	1,348	—
COP	1,435,044,800	USD	476,000	CIT	02/12/18	3,096	—
COP	383,552,407	USD	125,714	JPM	01/09/18	2,732	—
COP	1,127,155,934	USD	366,793	SCB	01/09/18	10,674	—
CZK	306,804	EUR	12,000	CIT	01/26/18	9	—
CZK	9,558,692	EUR	374,000	CIT	01/26/18	124	—
CZK	23,749,650	EUR	890,000	CIT	02/27/18	47,065	—
CZK	4,468,763	EUR	176,000	JPM	02/28/18	—	1,423
DOP	10,294,200	USD	213,351	CIT	01/10/18	—	535
DOP	10,687,200	USD	219,000	CIT	01/19/18	1,611	—
EGP	7,067,700	USD	371,495	CIT	02/28/18	19,873	—
EUR	753,607	CZK	20,185,374	CIT	02/27/18	—	43,401
EUR	108,774	USD	129,735	CIT	02/27/18	1,191	—
GHS	486,030	USD	102,000	SCB	02/26/18	2,559	—
HUF	153,376,320	USD	591,000	CIT	01/29/18	2,042	—
HUF	171,497,200	USD	644,000	HSB	02/15/18	19,639	—
IDR	1,226,945,617	USD	86,557	BRC	01/05/18	3,861	—
IDR	1,266,633,065	USD	89,357	BRC	01/05/18	3,986	—
IDR	2,001,159,224	USD	141,026	BRC	01/05/18	6,447	—
IDR	4,923,572,126	USD	358,992	BRC	01/05/18	3,846	—
IDR	5,746,673,598	USD	406,413	BRC	01/05/18	17,082	—
IDR	2,296,338,338	USD	164,789	BRC	01/08/18	4,397	—
IDR	3,939,953,877	USD	287,924	BRC	03/20/18	471	—

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	4,295,070,194	USD	311,124	BRC	06/05/18	$827	$—
IDR	7,052,486,574	USD	511,346	BRC	06/05/18	876	—
IDR	3,006,712,151	USD	212,067	CIT	01/05/18	9,509	—
IDR	5,088,006,866	USD	371,008	CIT	01/05/18	3,947	—
IDR	7,582,606,799	USD	535,306	CIT	01/05/18	23,486	—
IDR	9,231,275,977	USD	650,643	CIT	01/05/18	29,646	—
IDR	9,278,332,055	USD	654,231	CIT	01/05/18	29,525	—
IDR	3,939,953,876	USD	287,777	CIT	03/20/18	618	—
IDR	4,295,070,194	USD	311,463	CIT	06/05/18	488	—
IDR	3,775,879,942	USD	266,376	JPM	01/05/18	11,883	—
IDR	3,791,326,736	USD	267,371	JPM	01/05/18	12,026	—
IDR	6,200,107,251	USD	438,282	JPM	01/05/18	18,629	—
IDR	2,628,459,024	USD	188,488	JPM	01/08/18	5,168	—
IDR	10,088,456,136	USD	733,973	JPM	01/08/18	9,309	—
IDR	3,739,544,417	USD	273,359	JPM	02/20/18	1,075	—
IDR	3,939,953,877	USD	288,029	JPM	03/20/18	365	—
IDR	4,295,070,194	USD	311,237	JPM	06/05/18	714	—
IDR	7,052,486,574	USD	511,309	JPM	06/05/18	913	—
IDR	2,696,354,136	USD	196,027	SCB	01/08/18	2,631	—
IDR	3,020,037,513	USD	216,723	SCB	01/08/18	5,782	—
IDR	2,184,000,000	USD	160,000	SCB	02/07/18	455	—
IDR	19,944,335,281	USD	1,456,641	SCB	02/20/18	7,011	—
IDR	3,939,953,877	USD	287,882	SCB	03/20/18	513	—
IDR	4,295,070,194	USD	311,327	SCB	06/05/18	624	—
IDR	3,791,326,736	USD	267,371	UBS	01/05/18	12,026	—
INR	11,111,750	USD	169,000	BRC	01/05/18	5,047	—
INR	14,847,270	USD	225,300	BRC	01/05/18	7,258	—
INR	15,134,628	USD	229,800	BRC	01/05/18	7,259	—
INR	33,594,601	USD	510,324	BRC	01/16/18	15,225	—
INR	28,919,999	USD	442,689	BRC	03/19/18	6,260	—
INR	102,671,160	USD	1,559,676	CIT	01/16/18	46,496	—
INR	14,368,614	USD	224,000	CIT	01/22/18	639	—
INR	13,543,616	USD	207,311	CIT	03/19/18	2,938	—
INR	20,022,750	USD	300,000	CIT	03/19/18	10,830	—
INR	11,126,960	USD	169,000	JPM	01/05/18	5,286	—
INR	31,104,736	USD	471,800	JPM	01/05/18	15,405	—
INR	71,400,285	USD	1,089,000	JPM	02/01/18	26,097	—
INR	82,734,210	USD	1,261,000	JPM	02/01/18	31,105	—
INR	14,833,752	USD	225,300	SCB	01/05/18	7,047	—
INR	15,132,330	USD	229,800	SCB	01/05/18	7,223	—
INR	12,436,450	USD	190,000	SCB	01/10/18	4,677	—
INR	44,517,489	USD	677,000	SCB	01/22/18	18,985	—
KRW	234,692,635	USD	210,524	BRC	01/08/18	8,746	—

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

KRW	639,510,393	USD	587,003	BRC	01/08/18	$10,483	$—
KRW	783,739,151	USD	705,372	BRC	01/08/18	26,864	—
KRW	233,043,288	USD	209,703	BRC	01/12/18	8,047	—
KRW	233,441,725	USD	209,703	BRC	01/12/18	8,419	—
KRW	233,693,369	USD	209,703	BRC	01/12/18	8,655	—
KRW	234,745,266	USD	210,524	BRC	01/12/18	8,816	—
KRW	321,369,486	USD	287,888	CIT	01/12/18	12,392	—
KRW	397,995,662	USD	357,483	CIT	01/12/18	14,396	—
KRW	449,445,489	USD	404,628	JPM	01/08/18	15,283	—
KRW	676,375,299	USD	605,663	JPM	01/08/18	26,266	—
KRW	253,750,491	USD	228,316	JPM	01/12/18	8,783	—
KRW	512,150,554	USD	459,472	JPM	01/12/18	19,070	—
KRW	542,018,659	USD	485,675	JPM	01/12/18	20,775	—
KRW	193,753,972	USD	173,289	SCB	01/08/18	7,733	—
KRW	99,640,826	USD	89,396	SCB	01/12/18	3,706	—
KRW	213,050,194	USD	191,385	SCB	01/12/18	7,684	—
KRW	356,293,592	USD	320,552	SCB	01/12/18	12,361	—
KRW	484,088,250	USD	443,000	SCB	01/12/18	9,321	—
KZT	85,539,300	USD	252,328	CIT	02/08/18	2,872	—
KZT	88,642,500	USD	265,000	CIT	02/26/18	—	1,650
KZT	106,186,500	USD	312,865	CIT	03/27/18	676	—
KZT	82,871,250	USD	245,000	SCB	01/29/18	2,774	—
KZT	86,937,600	USD	256,000	SCB	03/12/18	1,494	—
MAD	2,159,160	USD	224,562	CIT	03/20/18	3,002	—
MAD	1,993,320	USD	208,725	CIT	03/26/18	1,068	—
PEN	1,329,932	USD	410,182	BOA	02/16/18	—	817
PEN	1,329,934	USD	406,260	BRC	02/16/18	3,105	—
PEN	361,105	USD	110,677	CIT	02/05/18	535	—
PEN	1,008,200	USD	311,000	CIT	02/15/18	—	652
PEN	4,157,155	USD	1,282,301	CIT	02/16/18	—	2,691
PEN	7,616,027	USD	2,330,000	HSB	01/16/18	17,449	—
PEN	1,329,934	USD	410,018	HSB	02/16/18	—	652
PEN	786,960	USD	241,177	SCB	01/19/18	1,354	—
PEN	1,329,934	USD	410,056	SCB	02/16/18	—	690
PHP	33,993,300	USD	660,000	JPM	01/12/18	20,693	—
PHP	16,510,145	USD	323,000	SCB	02/20/18	7,013	—
PLN	1,721,174	USD	480,238	BOA	03/12/18	14,295	—
PLN	1,392,095	USD	389,000	CIT	01/18/18	10,922	—
PLN	992,325	USD	277,000	HSB	01/18/18	8,076	—
PLN	3,442,348	USD	960,376	JPM	03/12/18	28,691	—
PLN	1,721,174	USD	480,328	SCB	03/12/18	14,206	—
PLN	1,721,176	USD	480,179	UBS	03/12/18	14,356	—
RUB	41,902,817	USD	710,338	BRC	01/10/18	16,732	—

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

RUB	19,587,810	USD	330,000	CIT	02/16/18	$8,351	$—
RUB	41,902,816	USD	710,338	JPM	01/10/18	16,732	—
RUB	5,421,780	USD	91,000	JPM	01/16/18	3,002	—
RUB	66,389,060	USD	1,115,679	JPM	03/19/18	25,432	—
RUB	41,902,816	USD	710,458	SCB	01/10/18	16,611	—
RUB	6,281,560	USD	106,000	SCB	02/16/18	2,505	—
THB	21,577,920	USD	665,000	SCB	02/16/18	—	2,123
TRY	1,050,020	USD	270,721	BRC	01/31/18	3,897	—
TRY	1,725,151	USD	444,936	HSB	01/31/18	6,254	—
TRY	1,725,152	USD	444,696	JPM	01/31/18	6,495	—
TRY	3,948,120	USD	1,017,819	SCB	01/31/18	14,759	—
TRY	1,413,406	USD	326,000	SCB	11/13/18	13,238	—
TRY	81,746	USD	21,076	UBS	01/31/18	304	—
TWD	6,330,067	USD	209,258	BRC	01/08/18	3,505	—
TWD	27,435,466	USD	914,668	BRC	01/08/18	7,479	—
TWD	3,839,960	USD	128,427	BRC	01/12/18	667	—
TWD	5,185,275	USD	172,097	BRC	01/12/18	2,224	—
TWD	9,061,017	USD	300,990	BRC	01/12/18	3,626	—
TWD	9,066,736	USD	300,990	BRC	01/12/18	3,819	—
TWD	9,862,396	USD	326,003	CIT	01/08/18	5,487	—
TWD	3,361,600	USD	110,000	CIT	01/12/18	3,012	—
TWD	26,922,474	USD	897,461	JPM	01/08/18	7,444	—
TWD	6,853,961	USD	227,706	JPM	01/12/18	2,713	—
TWD	6,858,515	USD	227,706	JPM	01/12/18	2,866	—
TWD	16,773,260	USD	556,475	JPM	01/12/18	7,416	—
TWD	5,849,571	USD	193,310	SCB	01/08/18	3,303	—
TWD	5,957,129	USD	198,936	SCB	01/08/18	1,292	—
TWD	5,974,038	USD	198,936	SCB	01/12/18	1,902	—
TWD	6,014,227	USD	199,875	SCB	01/12/18	2,314	—
TWD	6,019,224	USD	199,875	SCB	01/12/18	2,482	—
USD	300,000	ARS	5,634,000	CIT	01/17/18	—	240
USD	100,000	ARS	1,987,000	JPM	02/14/18	—	4,314
USD	740,000	AUD	966,581	SCB	01/31/18	—	14,189
USD	285,850	BRL	1,001,331	BRC	02/09/18	—	14,777
USD	298,000	BRL	989,032	HSB	10/16/18	9,122	—
USD	466,242	BRL	1,638,143	JPM	02/09/18	—	25,572
USD	131,666	BRL	461,119	SCB	02/09/18	—	6,775
USD	466,242	BRL	1,637,770	UBS	02/09/18	—	25,460
USD	486,746	COP	1,471,433,884	BRC	01/09/18	—	6,014
USD	252,458	COP	764,694,161	JPM	01/09/18	—	3,627
USD	460,796	COP	1,395,581,013	SCB	01/09/18	—	6,562
USD	146,000	CZK	3,564,276	CIT	02/27/18	—	21,834
USD	385,665	EGP	7,067,700	CIT	02/28/18	—	5,703

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	1,892	EUR	1,587	CIT	02/27/18	$—	$17
USD	174,700	IDR	2,371,552,500	BRC	01/05/18	—	69
USD	233,000	IDR	3,169,382,500	BRC	01/05/18	—	564
USD	234,695	IDR	3,193,024,523	BRC	01/05/18	—	612
USD	236,700	IDR	3,216,279,600	BRC	01/05/18	—	320
USD	315,814	IDR	4,295,070,194	BRC	01/05/18	—	707
USD	48,000	IDR	669,744,000	BRC	01/08/18	—	1,344
USD	48,000	IDR	664,560,000	BRC	01/08/18	—	962
USD	48,000	IDR	659,520,000	BRC	01/08/18	—	591
USD	518,756	IDR	7,052,486,574	BRC	01/08/18	—	846
USD	304,628	IDR	4,144,469,654	CIT	01/05/18	—	794
USD	316,046	IDR	4,295,070,194	CIT	01/05/18	—	474
USD	48,000	IDR	659,760,000	CIT	01/08/18	—	609
USD	136,000	IDR	1,893,120,000	HSB	04/26/18	—	2,057
USD	174,700	IDR	2,375,920,000	JPM	01/05/18	—	391
USD	315,930	IDR	4,295,070,194	JPM	01/05/18	—	590
USD	420,000	IDR	5,700,660,000	JPM	01/05/18	—	104
USD	1,180,000	IDR	16,289,900,000	JPM	01/05/18	—	20,466
USD	48,000	IDR	662,304,000	JPM	01/08/18	—	796
USD	48,000	IDR	660,720,000	JPM	01/08/18	—	679
USD	48,000	IDR	661,584,000	JPM	01/08/18	—	743
USD	518,756	IDR	7,052,486,574	JPM	01/08/18	—	846
USD	211,877	IDR	2,884,700,590	SCB	01/05/18	—	708
USD	233,000	IDR	3,167,635,000	SCB	01/05/18	—	435
USD	236,700	IDR	3,216,753,000	SCB	01/05/18	—	355
USD	315,977	IDR	4,295,070,194	SCB	01/05/18	—	544
USD	48,000	IDR	662,880,000	SCB	01/08/18	—	839
USD	48,000	IDR	660,960,000	UBS	01/08/18	—	697
USD	48,000	IDR	662,640,000	UBS	01/08/18	—	821
USD	535,183	INR	34,912,692	BRC	01/05/18	—	11,667
USD	130,000	INR	8,553,350	JPM	01/05/18	—	3,974
USD	535,183	INR	34,912,692	JPM	01/05/18	—	11,667
USD	50,000	INR	3,276,500	JPM	03/19/18	—	864
USD	535,348	INR	34,912,692	SCB	01/05/18	—	11,503
USD	813,048	INR	53,917,278	SCB	03/19/18	—	23,955
USD	653,325	KRW	744,379,235	BRC	01/08/18	—	42,138
USD	14,992	KRW	16,731,206	BRC	01/12/18	—	641
USD	584,670	KRW	636,944,968	BRC	01/12/18	—	10,478
USD	652,976	KRW	744,379,235	BRC	01/12/18	—	42,556
USD	653,279	KRW	744,379,234	CIT	01/08/18	—	42,184
USD	652,564	KRW	744,379,233	CIT	01/12/18	—	42,968
USD	653,451	KRW	744,379,235	JPM	01/08/18	—	42,012
USD	652,861	KRW	744,379,235	JPM	01/12/18	—	42,670

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	653,538	KRW	744,379,235	SCB	01/08/18	$—	$41,926
USD	653,136	KRW	744,379,235	SCB	01/12/18	—	42,395
USD	435,000	MXN	8,342,430	SCB	01/22/18	12,186	—
USD	61,406	RUB	3,614,943	BOA	01/10/18	—	1,318
USD	391,425	RUB	23,132,644	BOA	01/10/18	—	9,957
USD	122,415	RUB	7,296,330	BOA	03/19/18	—	2,996
USD	21,956	RUB	1,292,584	BRC	01/10/18	—	472
USD	30,550	RUB	1,784,387	BRC	01/10/18	—	411
USD	43,760	RUB	2,574,909	BRC	01/10/18	—	918
USD	391,415	RUB	23,132,644	BRC	01/10/18	—	9,967
USD	43,396	RUB	2,567,526	BRC	01/16/18	—	1,119
USD	43,447	RUB	2,567,526	BRC	01/16/18	—	1,068
USD	21,667	RUB	1,291,676	BRC	03/19/18	—	535
USD	40,000	RUB	2,382,420	BRC	03/19/18	—	950
USD	63,795	RUB	3,805,072	BRC	03/19/18	—	1,607
USD	85,293	RUB	5,129,280	BRC	03/19/18	—	2,870
USD	703,794	RUB	41,902,817	BRC	03/19/18	—	16,442
USD	45,257	RUB	2,677,723	BRC	03/22/18	—	751
USD	45,268	RUB	2,678,759	BRC	03/22/18	—	758
USD	90,394	RUB	5,345,108	BRC	03/22/18	—	1,446
USD	103,889	RUB	6,151,527	BRC	03/22/18	—	1,806
USD	13,238	RUB	778,407	CIT	01/10/18	—	268
USD	391,465	RUB	23,132,643	CIT	01/10/18	—	9,917
USD	98,275	RUB	5,855,040	CIT	03/19/18	—	2,363
USD	215,726	RUB	12,846,250	CIT	03/19/18	—	5,079
USD	391,299	RUB	23,132,644	JPM	01/10/18	—	10,083
USD	703,788	RUB	41,902,816	JPM	03/19/18	—	16,448
USD	392,218	RUB	23,132,644	SCB	01/10/18	—	9,164
USD	703,953	RUB	41,902,816	SCB	03/19/18	—	16,283
USD	5,582	TRY	21,617	BRC	01/31/18	—	72
USD	81,367	TRY	318,448	BRC	01/31/18	—	1,918
USD	146,472	TRY	574,843	CIT	01/31/18	—	3,871
USD	453,000	TRY	1,757,957	HSB	01/19/18	—	8,416
USD	124,286	TRY	481,458	JPM	01/31/18	—	1,633
USD	225,000	TRY	879,975	SCB	01/19/18	—	5,970
USD	72,161	TRY	281,030	SCB	01/31/18	—	1,339
USD	110,000	TRY	428,736	SCB	01/31/18	—	2,130
USD	160,133	TRY	619,642	SCB	01/31/18	—	1,926
USD	111,979	TWD	3,349,290	BRC	01/08/18	—	596
USD	650,806	TWD	19,751,953	BRC	01/08/18	—	13,087
USD	650,206	TWD	19,751,954	CIT	01/08/18	—	13,687
USD	1,299,086	TWD	39,503,906	CIT	01/12/18	—	28,972
USD	650,913	TWD	19,751,953	JPM	01/08/18	—	12,980

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Lazard Emerging Markets Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	639,675	TWD	19,436,520	JPM	01/12/18	$—	$13,750
USD	650,591	TWD	19,751,953	SCB	01/08/18	—	13,302
USD	661,090	TWD	20,067,387	UBS	01/12/18	—	13,543
USD	486,741	ZAR	6,636,135	BOA	01/19/18	—	48,309
USD	453,099	ZAR	6,046,058	CIT	01/12/18	—	34,891
USD	486,100	ZAR	6,636,135	JPM	01/19/18	—	48,951
USD	486,782	ZAR	6,636,135	SCB	01/19/18	—	48,268
USD	486,231	ZAR	6,636,135	UBS	01/19/18	—	48,819
UYU	936,640	USD	32,000	CIT	02/07/18	335	—
UYU	939,200	USD	32,000	CIT	02/07/18	423	—
UYU	940,160	USD	32,000	CIT	02/07/18	457	—
UYU	942,400	USD	32,000	CIT	02/07/18	534	—
UYU	945,280	USD	32,000	CIT	02/07/18	633	—
UYU	6,636,878	USD	229,000	JPM	01/18/18	902	—
ZAR	3,047,172	USD	222,000	SCB	01/12/18	23,943	—
ZAR	2,553,500	USD	200,000	SCB	02/22/18	4,844	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,273,203	$1,200,651

Written Options open at December 31, 2017:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Premiums	Fair Value

Put
USD vs BRL Apr 18 3.05	JPMS	25,300	$ 3.05	04/02/18	$2,530,000	$22,770	$(4,554)
USD vs INR Jan 18 64.77	JPMS	23,500	64.77	01/30/18	2,350,000	11,294	(33,605)
USD vs RUB Mar 18 57.95	JPMS	23,670	57.95	03/05/18	2,367,000	21,563	(37,962)
USD vs ZAR Apr 18 12.75	JPMS	87,500	12.75	04/12/18	8,750,000	113,750	(357,000)
USD vs ZAR Apr 18 12.85	JPMS	28,000	12.85	04/03/18	2,800,000	37,044	(128,520)
Total Written Options		187,970				$206,421	$(561,641)

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Lazard Emerging Markets Multi-Asset Portfolio (concluded)

Interest Rate Swap Agreements open at December 31, 2017:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Payment Frequency Paid/Received	Variable Rate	Unrealized Appreciation	Unrealized Depreciation

BRL	JPM	$6,551,695	01/02/20	(8.75)%	Maturity	Brazil Cetip Interbank Deposit Rate	$—	$33,511
BRL	JPM	523,863	07/01/20	10.01	Maturity	Brazil Cetip Interbank Deposit Rate	6,972	—
BRL	JPM	972,619	07/01/20	10.02	Maturity	Brazil Cetip Interbank Deposit Rate	13,034	—
BRL	JPM	5,430,548	01/02/21	10.53	Maturity	Brazil Cetip Interbank Deposit Rate	—	3,536
BRL	JPM	3,036,290	01/04/21	9.16	Maturity	Brazil Cetip Interbank Deposit Rate	8,053	—
BRL	JPM	4,535,265	01/04/21	10.29	Maturity	Brazil Cetip Interbank Deposit Rate	—	5,561
BRL	JPM	4,534,446	01/04/21	10.31	Maturity	Brazil Cetip Interbank Deposit Rate	—	5,342
BRL	JPM	13,582,489	01/04/21	10.48	Maturity	Brazil Cetip Interbank Deposit Rate	—	10,471
BRL	JPM	3,618,409	01/04/21	10.59	Maturity	Brazil Cetip Interbank Deposit Rate	—	1,836
BRL	JPM	3,614,645	01/04/21	10.71	Maturity	Brazil Cetip Interbank Deposit Rate	—	753
BRL	JPM	5,416,880	01/04/21	10.81	Maturity	Brazil Cetip Interbank Deposit Rate	107	—
BRL	JPM	6,851,853	01/04/21	11.05	Maturity	Brazil Cetip Interbank Deposit Rate	111,494	—
Total gross unrealized appreciation/depreciation on Interest Rate Swap Agreements							$139,660	$61,010

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 3.3%

Argentina | 0.6%
AES Argentina Generacion SA, 7.750%, 02/02/24	USD	480	$519,864
Empresa Distribuidora Y Comercializadora Norte, 9.750%, 10/25/22	USD	875	951,562
Genneia SA, 8.750%, 01/20/22 (#)	USD	320	351,677
			1,823,103
Brazil | 0.8%
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	1,973	2,250,207

Chile | 0.2%
AES Gener SA, 8.375%, 12/18/73	USD	590	617,004

Georgia | 0.2%
BGEO Group JSC, 6.000%, 07/26/23	USD	375	389,503

Guatemala | 0.1%
Comcel Trust, 6.875%, 02/06/24	USD	295	305,157

India | 0.2%
Neerg Energy, Ltd., 6.000%, 02/13/22 (#)	USD	200	204,522
Vedanta Resources PLC, 6.375%, 07/30/22 (#)	USD	450	469,710
			674,232
Mauritius | 0.2%
Liquid Telecommunications Financing PLC, 8.500%, 07/13/22 (#)	USD	490	516,210

Peru | 0.4%
Banco de Credito del Peru, 4.850%, 10/30/20 (#)	PEN	2,300	711,989
Fondo MIVIVIENDA SA, 7.000%, 02/14/24	PEN	960	315,820
			1,027,809
Description	Security Currency	Principal Amount (000)	Fair Value

Russia | 0.4%
GTH Finance BV, 7.250%, 04/26/23	USD	500	$562,000
Sberbank of Russia, 5.500%, 02/26/24 (§)	USD	600	609,180
			1,171,180
Turkey | 0.2%
Turkiye Is Bankasi, 5.500%, 04/21/19	USD	590	601,054

Total Corporate Bonds
(Cost $8,974,572)			9,375,459

Foreign Government Obligations | 89.5%

Angola | 1.2%
Republic of Angola, 9.500%, 11/12/25	USD	2,752	3,171,680
Republic of Angola Northern Lights III BV, 7.000%, 08/17/19	USD	142	146,276
			3,317,956
Argentina | 5.0%
Provincia de Buenos Aires, 7.875%, 06/15/27	USD	775	858,312
Republic of Argentina:
26.055% (BADLARPP
+ 2.750%), 03/01/18 (§)	ARS	6,340	338,467
22.750%, 03/05/18	ARS	12,670	629,240
21.200%, 09/19/18	ARS	3,380	176,054
25.854% (BADLARPP
+ 2.500%), 03/11/19 (§)	ARS	1,010	54,469
5.625%, 01/26/22	USD	1,500	1,580,250
7.500%, 04/22/26	USD	1,910	2,159,255
15.500%, 10/17/26	ARS	7,540	405,321
6.875%, 01/26/27	USD	1,775	1,939,631
6.625%, 07/06/28	USD	250	268,188
7.125%, 07/06/36	USD	605	655,064
7.625%, 04/22/46	USD	1,980	2,237,895
7.125%, 06/28/2117	USD	730	753,907
7.125%, 06/28/2117 (#)	USD	2,280	2,354,670
			14,410,723

The accompanying notes are an integral part of these financial statements.

52   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Azerbaijan | 0.4%
Republic of Azerbaijan, 4.750%, 03/18/24	USD	1,150	$1,188,812

Belarus | 0.2%
Republic of Belarus, 6.875%, 02/28/23 (#)	USD	460	495,075

Belize | 0.0%
Republic of Belize, 4.938%, 02/20/34 (Ø)	USD	185	109,844

Brazil | 10.6%
Brazil Letras do Tesouro Nacional:
0.000%, 01/01/19	BRL	4,950	1,396,930
0.000%, 01/01/20	BRL	30,960	7,978,885
0.000%, 07/01/20	BRL	16,700	4,095,649
Brazil NTN-B, 6.000%, 08/15/50	BRL	3,338	3,302,467
Brazil NTN-F:
10.000%, 01/01/21	BRL	14,050	4,357,935
10.000%, 01/01/23	BRL	8,550	2,608,046
10.000%, 01/01/25	BRL	5,190	1,561,077
10.000%, 01/01/27	BRL	6,465	1,928,089
Federal Republic of Brazil:
4.250%, 01/07/25	USD	375	382,031
4.625%, 01/13/28	USD	1,101	1,106,505
8.250%, 01/20/34	USD	610	799,100
5.000%, 01/27/45	USD	1,170	1,091,025
			30,607,739
Cameroon | 0.1%
Republic of Cameroon, 9.500%, 11/19/25	USD	225	270,000

Chile | 1.3%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 02/28/21	CLP	110,000	185,731
4.500%, 03/01/26	CLP	1,185,000	1,924,273
5.000%, 03/01/35	CLP	500,000	808,861
6.000%, 01/01/43	CLP	405,000	723,138
			3,642,003
Description	Security Currency	Principal Amount (000)	Fair Value

Colombia | 4.8%
Colombian Titulos De Tesoreria:
11.000%, 07/24/20	COP	2,467,000	$938,239
7.000%, 05/04/22	COP	5,440,000	1,908,878
10.000%, 07/24/24	COP	15,887,500	6,406,819
7.500%, 08/26/26	COP	6,127,000	2,183,284
6.000%, 04/28/28	COP	2,755,000	881,507
Republic of Colombia, 5.000%, 06/15/45	USD	1,335	1,413,765
			13,732,492
Czech Republic | 1.5%
Czech Republic:
1.500%, 10/29/19	CZK	13,680	655,919
2.500%, 08/25/28	CZK	73,570	3,710,562
			4,366,481
Dominican Republic | 0.9%
Dominican Republic:
5.500%, 01/27/25	USD	705	744,656
6.875%, 01/29/26 (#)	USD	405	463,427
6.875%, 01/29/26	USD	210	240,296
7.450%, 04/30/44	USD	655	784,363
6.850%, 01/27/45	USD	355	399,174
			2,631,916
Ecuador | 1.8%
Republic of Ecuador:
10.500%, 03/24/20	USD	200	221,250
10.500%, 03/24/20 (#)	USD	210	232,312
10.750%, 03/28/22 (#)	USD	325	380,785
10.750%, 03/28/22	USD	1,138	1,333,332
Republic Of Ecuador, 8.750%, 06/02/23	USD	460	507,649
Republic of Ecuador:
7.950%, 06/20/24	USD	410	435,625
9.650%, 12/13/26	USD	1,480	1,699,684
8.875%, 10/23/27 (#)	USD	460	504,020
			5,314,657
Egypt | 2.3%
Arab Republic of Egypt:
7.500%, 01/31/27	USD	510	562,913
8.500%, 01/31/47 (#)	USD	1,290	1,481,887
8.500%, 01/31/47	USD	2,640	3,032,700
Egypt Treasury Bills:
0.000%, 07/10/18	EGP	1,500	76,597
0.000%, 07/24/18	EGP	29,000	1,481,724
			6,635,821

The accompanying notes are an integral part of these financial statements.

Annual Report   53

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

El Salvador | 1.7%
Republic of El Salvador:
7.375%, 12/01/19	USD	1,725	$1,825,818
7.750%, 01/24/23	USD	345	378,206
5.875%, 01/30/25	USD	1,146	1,153,163
6.375%, 01/18/27	USD	220	224,675
8.625%, 02/28/29	USD	450	527,177
8.250%, 04/10/32	USD	145	166,750
7.650%, 06/15/35	USD	280	303,450
7.625%, 02/01/41	USD	170	184,025
			4,763,264
Ethiopia | 0.1%
Federal Republic of Ethiopia, 6.625%, 12/11/24	USD	270	283,162

Gabon | 0.2%
Gabonese Republic, 6.375%, 12/12/24	USD	620	628,525

Ghana | 0.8%
Ghana Government Bonds:
23.230%, 02/19/18	GHS	460	102,399
22.490%, 04/23/18	GHS	150	33,642
23.470%, 05/21/18	GHS	390	87,835
19.040%, 09/24/18	GHS	50	11,178
Ghana Treasury Notes:
22.500%, 12/10/18	GHS	440	101,518
21.000%, 01/07/19	GHS	2,930	668,825
Republic of Ghana:
9.250%, 09/15/22	USD	895	1,013,587
7.875%, 08/07/23	USD	215	235,694
			2,254,678
Honduras | 0.2%
Republic of Honduras:
8.750%, 12/16/20	USD	310	347,200
6.250%, 01/19/27	USD	155	165,496
			512,696
Hungary | 0.7%
Hungary Government Bonds:
6.000%, 11/24/23	HUF	325,920	1,592,712
5.500%, 06/24/25	HUF	70,150	341,126
			1,933,838
Description	Security Currency	Principal Amount (000)	Fair Value

India | 1.3%
India Government Bonds, 7.720%, 05/25/25	INR	240,000	$3,848,743

Indonesia | 5.4%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	20,328,000	1,540,238
8.375%, 03/15/24	IDR	16,703,000	1,365,294
8.375%, 09/15/26	IDR	37,074,000	3,079,594
7.000%, 05/15/27	IDR	2,543,000	195,733
9.000%, 03/15/29	IDR	8,440,000	729,691
8.750%, 05/15/31	IDR	39,099,000	3,345,065
7.500%, 08/15/32	IDR	22,532,000	1,744,185
8.375%, 03/15/34	IDR	14,838,000	1,220,779
8.250%, 05/15/36	IDR	25,137,000	2,057,899
Republic of Indonesia, 6.750%, 01/15/44	USD	275	365,498
			15,643,976
Iraq | 0.2%
Iraq International Bonds, 6.752%, 03/09/23 (#)	USD	310	317,000
Republic of Iraq, 5.800%, 01/15/28	USD	425	409,594
			726,594
Ivory Coast | 0.5%
Ivory Coast:
5.750%, 12/31/32 (Ø)	USD	1,246	1,243,339
6.125%, 06/15/33 (#)	USD	200	203,250
			1,446,589
Jordan | 0.5%
Kingdom of Jordan:
6.125%, 01/29/26 (#)	USD	155	159,650
5.750%, 01/31/27 (#)	USD	400	396,800
7.375%, 10/10/47 (#)	USD	740	770,979
			1,327,429
Kenya | 0.2%
Republic of Kenya, 6.875%, 06/24/24	USD	565	601,725

Lebanon | 2.4%
Lebanese Republic:
6.375%, 03/09/20	USD	115	114,906
6.150%, 06/19/20	USD	130	128,740
8.250%, 04/12/21	USD	267	278,348
6.000%, 01/27/23	USD	1,425	1,362,656
6.650%, 04/22/24	USD	2,047	1,990,708

The accompanying notes are an integral part of these financial statements.

54   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

6.250%, 11/04/24	USD	919	$874,199
6.600%, 11/27/26	USD	899	856,297
6.850%, 03/23/27	USD	670	647,388
6.650%, 11/03/28	USD	702	656,370
			6,909,612
Malaysia | 3.2%
Malaysia Government Bonds:
3.580%, 09/28/18	MYR	1,540	382,247
4.048%, 09/30/21	MYR	18,570	4,658,253
3.620%, 11/30/21	MYR	1,330	329,295
3.882%, 03/10/22	MYR	380	95,092
3.795%, 09/30/22	MYR	7,300	1,805,696
3.955%, 09/15/25	MYR	480	117,924
4.498%, 04/15/30	MYR	4,070	1,002,053
3.844%, 04/15/33	MYR	580	133,819
4.254%, 05/31/35	MYR	2,950	695,509
			9,219,888
Mexico | 6.2%
Mexican Bonos:
5.000%, 12/11/19	MXN	135,532	6,568,950
6.500%, 06/09/22	MXN	13,000	633,046
10.000%, 12/05/24	MXN	18,287	1,047,705
7.500%, 06/03/27	MXN	17,700	889,313
7.750%, 05/29/31	MXN	45,880	2,333,036
10.000%, 11/20/36	MXN	34,719	2,152,475
7.750%, 11/13/42	MXN	49,580	2,505,460
United Mexican States:
6.050%, 01/11/40	USD	580	681,645
5.750%, 10/12/49	USD	1,034	1,090,612
			17,902,242
Mongolia | 0.3%
Mongolia International Bonds:
10.875%, 04/06/21	USD	145	170,194
5.125%, 12/05/22	USD	285	282,150
5.625%, 05/01/23 (#)	USD	230	231,725
8.750%, 03/09/24 (#)	USD	220	253,345
			937,414
Mozambique | 0.6%
Mozambique International Bonds, 10.500%, 01/18/23	USD	2,268	1,859,760

Namibia | 0.2%
Republic of Namibia, 5.250%, 10/29/25	USD	495	503,662
Description	Security Currency	Principal Amount (000)	Fair Value

Nigeria | 0.8%
Republic of Nigeria:
6.500%, 11/28/27 (#)	USD	800	$833,619
7.875%, 02/16/32 (#)	USD	485	548,656
7.625%, 11/28/47 (#)	USD	970	1,040,294
			2,422,569
Paraguay | 0.8%
Republic of Paraguay:
4.700%, 03/27/27 (#)	USD	680	711,535
6.100%, 08/11/44	USD	1,335	1,523,569
			2,235,104
Peru | 1.2%
Republic of Peru:
6.950%, 08/12/31	PEN	5,730	2,009,317
6.900%, 08/12/37	PEN	4,140	1,431,670
			3,440,987
Philippines | 0.2%
Republic of Philippines, 3.625%, 09/09/25	PHP	29,000	530,240

Poland | 3.8%
Poland Government Bonds:
0.000%, 10/25/18	PLN	14,470	4,108,109
1.500%, 04/25/20	PLN	2,690	765,792
5.250%, 10/25/20	PLN	1,900	594,194
3.250%, 07/25/25	PLN	18,720	5,430,330
			10,898,425
Romania | 0.3%
Romanian Government Bonds, 4.750%, 02/24/25	RON	2,780	739,007

Russia | 7.6%
Russia Foreign Bonds:
4.750%, 05/27/26 (#)	USD	200	212,500
5.625%, 04/04/42	USD	600	672,000
5.250%, 06/23/47 (#)	USD	200	209,000
5.250%, 06/23/47	USD	800	836,000
Russia Government Bonds - OFZ:
6.400%, 05/27/20	RUB	48,900	839,476
7.600%, 04/14/21	RUB	77,100	1,368,065
7.500%, 08/18/21	RUB	118,740	2,095,449
7.000%, 12/15/21	RUB	80,950	1,395,993
7.000%, 08/16/23	RUB	69,790	1,213,056
7.750%, 09/16/26	RUB	341,800	6,064,199
7.050%, 01/19/28	RUB	174,410	2,942,921
8.500%, 09/17/31	RUB	214,500	4,026,235
			21,874,894

The accompanying notes are an integral part of these financial statements.

Annual Report   55

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

South Africa | 6.5%
Republic of South Africa:
7.250%, 01/15/20	ZAR	24,620	$1,985,392
5.875%, 09/16/25	USD	760	826,500
10.500%, 12/21/26	ZAR	79,240	7,141,431
8.250%, 03/31/32	ZAR	70,870	5,222,423
8.500%, 01/31/37	ZAR	20,230	1,467,395
5.650%, 09/27/47	USD	720	736,200
8.750%, 02/28/48	ZAR	16,680	1,216,087
			18,595,428
Sri Lanka | 1.0%
Republic of Sri Lanka:
5.750%, 01/18/22 (#)	USD	470	491,150
5.750%, 01/18/22	USD	200	208,908
5.875%, 07/25/22	USD	200	210,500
6.125%, 06/03/25	USD	535	564,425
6.850%, 11/03/25 (#)	USD	1,040	1,145,300
6.850%, 11/03/25	USD	235	258,794
			2,879,077
Suriname | 0.1%
Republic of Suriname, 9.250%, 10/26/26	USD	150	159,559

Tajikistan | 0.1%
Republic of Tajikistan International Bonds, 7.125%, 09/14/27 (#)	USD	190	181,845

Thailand | 2.3%
Thailand Government Bonds:
3.625%, 06/16/23	THB	4,210	140,391
3.850%, 12/12/25	THB	88,353	3,025,935
3.580%, 12/17/27	THB	18,170	607,732
4.875%, 06/22/29	THB	34,800	1,306,679
3.650%, 06/20/31	THB	41,550	1,400,388
			6,481,125
Turkey | 4.8%
Republic of Turkey:
6.625%, 02/17/45	USD	608	658,160
5.750%, 05/11/47	USD	385	376,337
Turkey Government Bonds:
8.500%, 07/10/19	TRY	14,780	3,652,596
10.700%, 02/17/21	TRY	9,755	2,441,002
Description	Security Currency	Principal Amount (000)	Fair Value

9.500%, 01/12/22	TRY	860	$208,846
7.100%, 03/08/23	TRY	4,050	874,535
9.000%, 07/24/24	TRY	4,460	1,044,844
8.000%, 03/12/25	TRY	20,760	4,534,832
			13,791,152
Ukraine | 2.7%
Ukraine Government Bonds:
7.750%, 09/01/19 (#)	USD	36	37,800
7.750%, 09/01/19	USD	1,375	1,443,750
7.750%, 09/01/20 (#)	USD	182	192,693
7.750%, 09/01/20	USD	965	1,021,694
7.750%, 09/01/21	USD	100	106,500
7.750%, 09/01/22	USD	1,585	1,684,062
7.750%, 09/01/24	USD	710	747,275
7.750%, 09/01/26	USD	1,385	1,430,012
7.750%, 09/01/27	USD	690	714,626
7.375%, 09/25/32 (#)	USD	430	422,642
			7,801,054
Uruguay | 1.1%
Republica Orient Uruguay:
4.125%, 11/20/45	USD	690	695,175
5.100%, 06/18/50	USD	430	479,450
Uruguay Treasury Bills:
0.000%, 05/18/18	UYU	5,510	185,912
0.000%, 06/01/18	UYU	4,510	151,397
0.000%, 06/08/18	UYU	24,060	807,640
0.000%, 07/27/18	UYU	12,030	398,349
0.000%, 09/21/18	UYU	13,000	424,842
			3,142,765
Venezuela | 0.2%
Republic of Venezuela:
7.750%, 10/13/19 (∏)	USD	245	54,819
6.000%, 12/09/20	USD	121	27,074
12.750%, 08/23/22	USD	290	63,075
9.000%, 05/07/23 (∏)	USD	156	32,370
8.250%, 10/13/24	USD	252	51,345
7.650%, 04/21/25 (∏)	USD	140	28,700
11.750%, 10/21/26 (∏)	USD	254	56,197
9.250%, 09/15/27	USD	322	70,035
9.250%, 05/07/28 (∏)	USD	192	39,120
11.950%, 08/05/31	USD	392	79,870
9.375%, 01/13/34	USD	136	28,390
7.000%, 03/31/38	USD	170	34,637
			565,632

The accompanying notes are an integral part of these financial statements.

56   Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Zambia | 1.2%
Republic of Zambia:
5.375%, 09/20/22	USD	215	$209,625
8.500%, 04/14/24	USD	2,685	2,966,925
8.970%, 07/30/27	USD	300	337,125
			3,513,675
Total Foreign Government Obligations
(Cost $253,078,316)			257,279,854

Quasi Government Bonds | 4.5%

Argentina | 0.3%
Letras Banco Cent Argentina:
0.000%, 04/18/18	ARS	6,290	311,005
0.000%, 06/21/18	ARS	11,150	528,159
			839,164
Azerbaijan | 0.1%
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/23	USD	330	334,135

Brazil | 0.2%
Caixa Economica Federal:
3.500%, 11/07/22	USD	290	282,083
7.250%, 07/23/24 (§)	USD	270	274,725
			556,808
Ecuador | 0.1%
EP Petroecuador, 7.316% (USD LIBOR 3 Month + 5.630%), 09/24/19 (§)	USD	212	216,608

Indonesia | 0.5%
PT Pertamina Persero, 6.000%, 05/03/42	USD	630	715,208
PT Perusahaan Listrik Negara, 5.250%, 05/15/47 (#)	USD	670	697,765
			1,412,973
Mexico | 0.5%
Petroleos Mexicanos, 5.500%, 06/27/44	USD	1,525	1,402,939
Description	Security Currency	Principal Amount (000)	Fair Value

Peru | 0.1%
Petroleos del Peru SA, 5.625%, 06/19/47 (#)	USD	230	$241,500

South Africa | 0.7%
Eskom Holdings SOC, Ltd.:
5.750%, 01/26/21	USD	605	598,635
6.750%, 08/06/23	USD	685	697,267
7.850%, 04/02/26	ZAR	9,000	649,088
			1,944,990
Tunisia | 0.1%
Banque Centrale de Tunisie SA, 5.750%, 01/30/25	USD	360	358,200

Turkey | 1.0%
Export Credit Bank of Turkey:
5.875%, 04/24/19	USD	500	514,375
5.375%, 02/08/21	USD	535	547,114
4.250%, 09/18/22 (#)	USD	925	900,719
TC Ziraat Bankasi AS:
4.750%, 04/29/21	USD	280	277,213
5.125%, 05/03/22	USD	675	669,227
			2,908,648
Ukraine | 0.7%
Ukreximbank Via Biz Finance PLC:
9.625%, 04/27/22	USD	265	282,967
9.750%, 01/22/25	USD	1,495	1,614,600
			1,897,567
Venezuela | 0.2%
Petroleos de Venezuela SA:
8.500%, 10/27/20	USD	221	179,707
9.000%, 11/17/21 (∏)	USD	251	69,653
12.750%, 02/17/22	USD	273	75,730
6.000%, 05/16/24 (∏)	USD	346	77,504
6.000%, 11/15/26 (∏)	USD	414	90,666
5.375%, 04/12/27 (∏)	USD	292	67,890
9.750%, 05/17/35 (∏)	USD	295	79,208
5.500%, 04/12/37 (∏)	USD	100	23,750
			664,108
Total Quasi Government Bonds
(Cost $13,273,740)			12,777,640

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Description	Shares	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $2,421,122)	2,421,122	$2,421,122
Description	Fair Value

Total Investments | 98.1%
(Cost $277,747,750) (¤)	$281,854,075

Cash and Other Assets in Excess of Liabilities | 1.9%	5,474,837

Net Assets | 100.0%	$287,328,912

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	26,085,000	USD	1,410,000	CIT	01/30/18	$—	$29,476
ARS	16,245,110	USD	871,519	CIT	02/14/18	—	18,677
ARS	1,441,862	USD	73,602	HSB	05/10/18	—	1,209
ARS	2,915,175	USD	148,961	HSB	05/10/18	—	2,597
ARS	6,772,900	USD	372,957	JPM	02/14/18	—	17,391
BRL	2,886,840	USD	880,000	BRC	02/09/18	—	13,293
CLP	513,730,912	USD	816,807	BOA	02/16/18	17,851	—
CZK	104,362,932	USD	4,925,568	BOA	01/19/18	—	20,086
CZK	9,669,556	USD	448,433	BOA	03/20/18	7,374	—
CZK	9,669,556	USD	448,745	SCB	03/20/18	7,062	—
CZK	39,355,810	USD	1,825,155	UBS	03/20/18	30,012	—
HUF	418,509,362	USD	1,571,984	BOA	03/20/18	50,142	—
HUF	418,509,362	USD	1,572,575	JPM	03/20/18	49,551	—
HUF	418,509,362	USD	1,572,575	SCB	03/20/18	49,551	—
HUF	418,509,360	USD	1,572,752	UBS	03/20/18	49,374	—
IDR	9,532,350,000	USD	690,000	BOA	03/20/18	7,744	—
IDR	787,199,695	USD	55,534	BRC	01/05/18	2,477	—
IDR	1,345,140,199	USD	94,795	BRC	01/05/18	4,334	—
IDR	1,530,229,664	USD	107,953	BRC	01/05/18	4,816	—
IDR	1,821,047,253	USD	132,778	BRC	01/05/18	1,422	—
IDR	1,992,480,809	USD	145,969	BRC	01/05/18	864	—
IDR	3,789,045,659	USD	277,484	BRC	01/05/18	1,745	—
IDR	3,956,043,386	USD	279,777	BRC	01/05/18	11,760	—
IDR	7,151,754,174	USD	529,172	BRC	01/05/18	—	2,131
IDR	2,887,250,438	USD	212,376	BRC	01/08/18	346	—
IDR	3,868,555,224	USD	272,242	BRC	01/08/18	12,780	—
IDR	4,147,970,000	USD	302,000	BRC	01/08/18	3,608	—
IDR	7,573,887,656	USD	543,515	BRC	01/08/18	14,502	—
IDR	470,249,986	USD	34,138	BRC	03/20/18	283	—
IDR	2,039,876,289	USD	149,070	BRC	03/20/18	244	—
IDR	27,452,321,644	USD	1,988,578	BRC	06/05/18	5,283	—
IDR	1,881,865,525	USD	137,222	CIT	01/05/18	1,460	—
IDR	1,929,085,187	USD	136,061	CIT	01/05/18	6,101	—
IDR	5,219,910,437	USD	368,508	CIT	01/05/18	16,168	—
IDR	6,236,713,482	USD	439,761	CIT	01/05/18	19,846	—
IDR	11,152,379,368	USD	786,047	CIT	01/05/18	35,815	—
IDR	12,730,560,000	USD	894,000	CIT	01/05/18	44,165	—
IDR	5,795,816,130	USD	406,867	CIT	01/08/18	20,149	—
IDR	11,575,279,472	USD	812,528	CIT	01/08/18	40,297	—
IDR	2,039,876,287	USD	148,994	CIT	03/20/18	320	—
IDR	27,452,321,644	USD	1,990,741	CIT	06/05/18	3,120	—
IDR	2,422,577,808	USD	170,905	JPM	01/05/18	7,624	—
IDR	2,548,455,691	USD	179,722	JPM	01/05/18	8,084	—

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	4,268,189,847	USD	301,716	JPM	01/05/18	$12,824	$—
IDR	16,339,780,007	USD	1,208,564	JPM	01/05/18	—	4,421
IDR	8,669,303,615	USD	621,678	JPM	01/08/18	17,045	—
IDR	2,039,876,289	USD	149,125	JPM	03/20/18	189	—
IDR	2,561,179,325	USD	185,862	JPM	03/20/18	1,610	—
IDR	2,925,300,000	USD	210,000	JPM	03/20/18	4,125	—
IDR	3,444,138,720	USD	253,320	JPM	03/20/18	—	1,218
IDR	27,452,321,644	USD	1,989,299	JPM	06/05/18	4,562	—
IDR	3,331,019,192	USD	244,031	SCB	01/05/18	1,445	—
IDR	4,077,400,000	USD	290,000	SCB	01/05/18	10,480	—
IDR	4,540,504,341	USD	332,516	SCB	01/05/18	2,092	—
IDR	12,882,540,000	USD	894,000	SCB	01/05/18	55,365	—
IDR	13,140,158,637	USD	972,265	SCB	01/05/18	—	3,915
IDR	9,960,825,372	USD	714,806	SCB	01/08/18	19,072	—
IDR	2,039,876,289	USD	149,048	SCB	03/20/18	265	—
IDR	3,626,047,960	USD	266,680	SCB	03/20/18	—	1,262
IDR	27,452,321,644	USD	1,989,875	SCB	06/05/18	3,986	—
IDR	2,548,455,691	USD	179,722	UBS	01/05/18	8,084	—
INR	9,362,800	USD	142,400	BRC	01/05/18	4,253	—
INR	12,514,410	USD	189,900	BRC	01/05/18	6,118	—
INR	12,763,668	USD	193,800	BRC	01/05/18	6,122	—
INR	23,024,843	USD	352,844	BRC	01/05/18	7,803	—
INR	91,295,200	USD	1,390,000	BRC	03/19/18	27,252	—
INR	92,629,950	USD	1,410,000	BRC	03/19/18	27,972	—
INR	9,375,616	USD	142,400	JPM	01/05/18	4,454	—
INR	26,226,079	USD	397,800	JPM	01/05/18	12,989	—
INR	12,503,016	USD	189,900	SCB	01/05/18	5,939	—
INR	12,761,730	USD	193,800	SCB	01/05/18	6,092	—
KRW	198,510,853	USD	178,069	BRC	01/08/18	7,397	—
KRW	577,655,046	USD	530,226	BRC	01/08/18	9,469	—
KRW	716,662,378	USD	645,003	BRC	01/08/18	24,565	—
KRW	198,555,370	USD	178,069	BRC	01/12/18	7,457	—
KRW	207,149,587	USD	186,403	BRC	01/12/18	7,153	—
KRW	207,503,753	USD	186,403	BRC	01/12/18	7,484	—
KRW	207,727,436	USD	186,403	BRC	01/12/18	7,693	—
KRW	285,661,762	USD	255,901	CIT	01/12/18	11,016	—
KRW	353,773,917	USD	317,762	CIT	01/12/18	12,796	—
KRW	410,979,433	USD	369,997	JPM	01/08/18	13,975	—
KRW	572,100,772	USD	512,290	JPM	01/08/18	22,216	—
KRW	225,555,996	USD	202,948	JPM	01/12/18	7,807	—
KRW	455,244,941	USD	408,420	JPM	01/12/18	16,951	—
KRW	481,794,362	USD	431,712	JPM	01/12/18	18,467	—
KRW	163,883,562	USD	146,573	SCB	01/08/18	6,541	—

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

KRW	88,569,627	USD	79,463	SCB	01/12/18	$3,294	$—
KRW	189,377,951	USD	170,120	SCB	01/12/18	6,830	—
KRW	316,705,419	USD	284,935	SCB	01/12/18	10,987	—
MXN	10,481,860	USD	547,413	BOA	01/19/18	—	15,883
MYR	4,190,913	USD	1,026,681	SCB	03/22/18	6,059	—
PEN	445,548	USD	137,282	BOA	03/16/18	—	269
PEN	445,547	USD	137,281	BRC	03/16/18	—	269
PEN	445,547	USD	137,290	SCB	03/16/18	—	278
PLN	3,837,378	USD	1,070,697	BOA	03/12/18	31,872	—
PLN	7,674,756	USD	2,141,170	JPM	03/12/18	63,967	—
PLN	3,837,378	USD	1,070,897	SCB	03/12/18	31,671	—
PLN	3,837,376	USD	1,070,562	UBS	03/12/18	32,006	—
RON	12,448,605	USD	3,171,660	BOA	01/19/18	29,417	—
RUB	3,637,090	USD	60,673	BRC	01/10/18	2,436	—
RUB	21,035,333	USD	354,578	BRC	01/10/18	10,413	—
RUB	33,128,926	USD	561,602	BRC	01/10/18	13,228	—
RUB	38,505,675	USD	650,000	BRC	01/10/18	18,124	—
RUB	33,517,796	USD	559,327	CIT	01/10/18	22,251	—
RUB	33,128,925	USD	561,602	JPM	01/10/18	13,228	—
RUB	20,488,713	USD	345,422	SCB	01/10/18	10,084	—
RUB	21,750,450	USD	370,000	SCB	01/10/18	7,399	—
RUB	25,756,500	USD	440,000	SCB	01/10/18	6,909	—
RUB	33,128,925	USD	561,698	SCB	01/10/18	13,133	—
THB	49,305,590	USD	1,490,000	BRC	01/19/18	23,570	—
THB	88,261,472	USD	2,658,078	HSB	01/19/18	51,349	—
THB	8,783,370	USD	270,000	SCB	01/19/18	—	370
THB	18,178,600	USD	550,000	SCB	01/19/18	8,042	—
TRY	106,406	USD	27,733	BOA	01/31/18	96	—
TRY	986,420	USD	256,466	BOA	01/31/18	1,519	—
TRY	1,142,595	USD	300,335	BOA	01/31/18	—	1,505
TRY	2,376,232	USD	624,617	BOA	01/31/18	—	3,146
TRY	2,475,897	USD	647,446	BOA	01/31/18	92	—
TRY	3,438,092	USD	893,824	BOA	01/31/18	5,363	—
TRY	51,897	USD	14,059	BRC	01/31/18	—	486
TRY	412,786	USD	107,326	BRC	01/31/18	633	—
TRY	1,256,113	USD	340,000	SCB	01/31/18	—	11,480
TRY	1,549,087	USD	402,674	SCB	01/31/18	2,469	—
TRY	2,488,959	USD	660,000	SCB	01/31/18	—	9,046
TWD	5,746,708	USD	189,974	BRC	01/08/18	3,182	—
TWD	12,414,238	USD	413,877	BRC	01/08/18	3,384	—
TWD	30,020,000	USD	1,000,000	BRC	01/08/18	9,018	—
TWD	4,707,416	USD	156,237	BRC	01/12/18	2,019	—
TWD	7,825,878	USD	261,735	BRC	01/12/18	1,358	—

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

TWD	8,225,982	USD	273,252	BRC	01/12/18	$3,292	$—
TWD	8,231,174	USD	273,252	BRC	01/12/18	3,467	—
TWD	8,953,508	USD	295,959	CIT	01/08/18	4,982	—
TWD	12,182,115	USD	406,091	JPM	01/08/18	3,368	—
TWD	6,222,322	USD	206,722	JPM	01/12/18	2,463	—
TWD	6,226,456	USD	206,722	JPM	01/12/18	2,602	—
TWD	15,227,489	USD	505,192	JPM	01/12/18	6,732	—
TWD	2,695,533	USD	90,016	SCB	01/08/18	585	—
TWD	5,310,493	USD	175,495	SCB	01/08/18	2,998	—
TWD	2,703,185	USD	90,016	SCB	01/12/18	861	—
TWD	5,459,975	USD	181,455	SCB	01/12/18	2,101	—
TWD	5,464,511	USD	181,455	SCB	01/12/18	2,253	—
USD	490,000	ARS	9,393,300	JPM	01/30/18	—	7,132
USD	1,586,906	BRL	5,155,857	BOA	02/09/18	38,979	—
USD	419,246	BRL	1,468,619	BRC	02/09/18	—	21,673
USD	1,587,346	BRL	5,155,857	BRC	02/09/18	39,419	—
USD	683,822	BRL	2,402,610	JPM	02/09/18	—	37,506
USD	193,017	BRL	640,586	SCB	02/09/18	696	—
USD	193,109	BRL	676,308	SCB	02/09/18	—	9,936
USD	693,920	BRL	2,285,218	SCB	02/09/18	7,836	—
USD	1,587,150	BRL	5,155,857	SCB	02/09/18	39,223	—
USD	2,401,525	BRL	7,897,175	SCB	02/09/18	30,581	—
USD	683,822	BRL	2,402,063	UBS	02/09/18	—	37,341
USD	173,897	COP	526,385,402	BOA	01/19/18	—	2,219
USD	170,000	COP	508,725,000	SCB	01/19/18	—	207
USD	3,647,522	EUR	3,091,186	BRC	01/19/18	—	64,884
USD	112,200	IDR	1,523,115,000	BRC	01/05/18	—	44
USD	149,600	IDR	2,034,934,000	BRC	01/05/18	—	362
USD	150,715	IDR	2,050,472,541	BRC	01/05/18	—	393
USD	152,000	IDR	2,065,376,000	BRC	01/05/18	—	206
USD	2,018,553	IDR	27,452,321,644	BRC	01/05/18	—	4,516
USD	2,437,364	IDR	33,360,205,722	BRC	01/08/18	—	20,497
USD	209,342	IDR	2,887,250,438	BRC	06/05/18	—	358
USD	195,624	IDR	2,661,464,520	CIT	01/05/18	—	510
USD	2,020,038	IDR	27,452,321,644	CIT	01/05/18	—	3,030
USD	1,542,636	IDR	21,118,682,185	CIT	01/08/18	—	13,314
USD	112,200	IDR	1,525,920,000	JPM	01/05/18	—	251
USD	2,019,295	IDR	27,452,321,644	JPM	01/05/18	—	3,773
USD	1,224,052	IDR	16,720,550,000	JPM	03/20/18	150	—
USD	136,061	IDR	1,852,475,416	SCB	01/05/18	—	455
USD	149,600	IDR	2,033,812,000	SCB	01/05/18	—	280
USD	152,000	IDR	2,065,680,000	SCB	01/05/18	—	228
USD	2,019,593	IDR	27,452,321,644	SCB	01/05/18	—	3,476

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	7,725	INR	498,919	BRC	01/05/18	$—	$90
USD	580,000	INR	37,584,000	BRC	01/05/18	—	8,692
USD	1,232,844	INR	80,449,243	CIT	01/05/18	—	27,262
USD	3,902,630	INR	258,802,933	SCB	03/19/18	—	114,984
USD	579,222	KRW	659,948,011	BRC	01/08/18	—	37,359
USD	13,326	KRW	14,872,184	BRC	01/12/18	—	570
USD	516,753	KRW	562,955,894	BRC	01/12/18	—	9,261
USD	578,912	KRW	659,948,011	BRC	01/12/18	—	37,729
USD	579,181	KRW	659,948,011	CIT	01/08/18	—	37,399
USD	578,547	KRW	659,948,010	CIT	01/12/18	—	38,094
USD	579,334	KRW	659,948,011	JPM	01/08/18	—	37,247
USD	578,810	KRW	659,948,011	JPM	01/12/18	—	37,830
USD	579,410	KRW	659,948,011	SCB	01/08/18	—	37,170
USD	579,054	KRW	659,948,011	SCB	01/12/18	—	37,587
USD	209,249	MXN	3,993,618	BOA	01/19/18	6,734	—
USD	2,189,905	MYR	8,945,760	SCB	02/20/18	—	16,668
USD	550,305	RUB	32,522,221	BOA	01/10/18	—	13,998
USD	619,279	RUB	36,456,637	BOA	01/10/18	—	13,292
USD	221,479	RUB	13,038,681	BRC	01/10/18	—	4,760
USD	309,191	RUB	18,059,231	BRC	01/10/18	—	4,160
USD	443,525	RUB	26,097,878	BRC	01/10/18	—	9,308
USD	550,291	RUB	32,522,221	BRC	01/10/18	—	14,012
USD	203,628	RUB	12,047,622	BRC	01/16/18	—	5,252
USD	205,540	RUB	12,146,373	BRC	01/16/18	—	5,052
USD	81,017	RUB	4,812,471	BRC	03/19/18	—	1,701
USD	199,255	RUB	11,839,714	BRC	03/19/18	—	4,249
USD	218,733	RUB	13,039,781	BRC	03/19/18	—	5,398
USD	401,862	RUB	24,166,800	BRC	03/19/18	—	13,522
USD	556,429	RUB	33,128,926	BRC	03/19/18	—	13,000
USD	644,144	RUB	38,419,950	BRC	03/19/18	—	16,228
USD	213,706	RUB	12,644,230	BRC	03/22/18	—	3,546
USD	213,758	RUB	12,649,122	BRC	03/22/18	—	3,578
USD	427,665	RUB	25,288,460	BRC	03/22/18	—	6,840
USD	492,032	RUB	29,134,457	BRC	03/22/18	—	8,554
USD	132,905	RUB	7,814,799	CIT	01/10/18	—	2,692
USD	550,361	RUB	32,522,223	CIT	01/10/18	—	13,942
USD	550,128	RUB	32,522,221	JPM	01/10/18	—	14,175
USD	556,424	RUB	33,128,925	JPM	03/19/18	—	13,004
USD	551,420	RUB	32,522,221	SCB	01/10/18	—	12,883
USD	556,555	RUB	33,128,925	SCB	03/19/18	—	12,873
USD	29,832	TRY	115,537	BRC	01/31/18	—	385
USD	390,563	TRY	1,528,548	BRC	01/31/18	—	9,208
USD	710,000	TRY	2,810,642	BRC	01/31/18	—	25,086

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	703,065	TRY	2,759,248	CIT	01/31/18	$—	$18,580
USD	664,286	TRY	2,573,310	JPM	01/31/18	—	8,729
USD	180,000	TRY	716,661	SCB	01/31/18	—	7,433
USD	346,372	TRY	1,348,944	SCB	01/31/18	—	6,427
USD	450,000	TRY	1,721,295	SCB	01/31/18	—	182
USD	855,882	TRY	3,311,879	SCB	01/31/18	—	10,295
USD	234,979	TWD	7,028,207	BRC	01/08/18	—	1,250
USD	579,031	TWD	17,573,597	BRC	01/08/18	—	11,644
USD	578,498	TWD	17,573,597	CIT	01/08/18	—	12,178
USD	1,155,816	TWD	35,147,194	CIT	01/12/18	—	25,777
USD	579,127	TWD	17,573,597	JPM	01/08/18	—	11,548
USD	569,128	TWD	17,292,951	JPM	01/12/18	—	12,233
USD	578,840	TWD	17,573,597	SCB	01/08/18	—	11,835
USD	588,181	TWD	17,854,243	UBS	01/12/18	—	12,050
USD	841,368	ZAR	11,471,041	BOA	01/19/18	—	83,506
USD	275,840	ZAR	3,534,498	BRC	01/19/18	—	9,136
USD	840,259	ZAR	11,471,041	JPM	01/19/18	—	84,615
USD	1,004,160	ZAR	12,869,722	JPM	01/19/18	—	33,484
USD	740,000	ZAR	9,185,028	SCB	01/19/18	—	559
USD	841,439	ZAR	11,471,041	SCB	01/19/18	—	83,435
USD	840,486	ZAR	11,471,039	UBS	01/19/18	—	84,387
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,612,123	$1,648,922

Interest Rate Swap Agreements open at December 31, 2017:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Payment Frequency Paid/Received	Variable Rate	Unrealized Depreciation

BRL	JPM	$19,955,166	01/04/21	10.29%	Maturity	Brazil Cetip Interbank Deposit Rate	$24,467
BRL	JPM	19,951,562	01/04/21	10.31	Maturity	Brazil Cetip Interbank Deposit Rate	23,507
BRL	JPM	16,282,839	01/04/21	10.59	Maturity	Brazil Cetip Interbank Deposit Rate	8,262
BRL	JPM	16,265,903	01/04/21	10.71	Maturity	Brazil Cetip Interbank Deposit Rate	3,387
Total gross unrealized depreciation on Interest Rate Swap Agreements							$59,623

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 13.9%

Argentina | 1.1%
AES Argentina Generacion SA, 7.750%, 02/02/24	USD	430	$465,711
Generacion Mediterranea SA:
9.625%, 07/27/23 (#)	USD	175	195,484
9.625%, 07/27/23	USD	1,000	1,117,050
Genneia SA, 8.750%, 01/20/22 (#)	USD	330	362,667
YPF SA, 7.000%, 12/15/47 (#)	USD	475	470,725
			2,611,637
Bangladesh | 0.3%
Banglalink Digital Communications, Ltd., 8.625%, 05/06/19	USD	600	622,500

Brazil | 3.3%
Aegea Finance Sarl, 5.750%, 10/10/24 (#)	USD	325	329,875
Gerdau Trade, Inc., 4.750%, 04/15/23	USD	350	357,437
GTL Trade Finance, Inc., 5.893%, 04/29/24	USD	175	187,688
Itau Unibanco Holding SA, 6.125%, 12/12/22 (#), (§), (¶)	USD	475	474,784
Petrobras Global Finance BV, 8.375%, 05/23/21	USD	5,896	6,724,388
			8,074,172
Byelorussian Ssr | 0.2%
Eurotorg LLC Via Bonitron DAC, 8.750%, 10/30/22 (#)	USD	450	455,130

Canada | 0.5%
First Quantum Minerals, Ltd.:
7.000%, 02/15/21 (#)	USD	260	269,750
7.250%, 04/01/23 (#)	USD	200	215,500
7.500%, 04/01/25 (#)	USD	675	732,375
			1,217,625
Description	Security Currency	Principal Amount (000)	Fair Value

Chile | 0.9%
AES Gener SA, 8.375%, 12/18/73	USD	600	$627,462
Empresa Electrica Angamos SA, 4.875%, 05/25/29	USD	650	648,749
Guanay Finance, Ltd., 6.000%, 12/15/20	USD	349	358,875
VTR Finance BV, 6.875%, 01/15/24	USD	600	633,000
			2,268,086
China | 0.1%
Green Dragon Gas, Ltd., 10.000%, 11/20/18 (#), (Ø)	USD	400	188,000

Colombia | 0.7%
Ecopetrol SA, 5.875%, 09/18/23	USD	620	685,100
Transportadora de Gas Internacional SA, 5.700%, 03/20/22	USD	905	928,077
			1,613,177
Georgia | 0.1%
BGEO Group JSC, 6.000%, 07/26/23	USD	350	363,536

Guatemala | 0.5%
Comcel Trust, 6.875%, 02/06/24	USD	1,185	1,225,800

India | 0.2%
JSW Steel, Ltd., 4.750%, 11/12/19	USD	320	324,320
Vedanta Resources PLC, 6.375%, 07/30/22 (#)	USD	225	234,855
			559,175
Israel | 0.4%
Altice Financing SA, 6.625%, 02/15/23 (#)	USD	300	314,130
7.500%, 05/15/26	USD	615	654,975
			969,105

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Mauritius | 0.7%
HTA Group, Ltd., 9.125%, 03/08/22	USD	200	$214,250
Liquid Telecommunications Financing PLC, 8.500%, 07/13/22 (#)	USD	1,500	1,580,235
			1,794,485
Mexico | 0.2%
Banco Mercantil del Norte SA, 6.875%, 07/06/22 (#), (§), (¶)	USD	450	474,188

Nigeria | 0.6%
IHS Netherlands Holdco BV:
9.500%, 10/27/21	USD	650	699,527
9.500%, 10/27/21 (#)	USD	725	780,241
			1,479,768
Peru | 0.7%
Cia Minera Ares SAC, 7.750%, 01/23/21	USD	840	873,600
Inkia Energy, Ltd., 5.875%, 11/09/27 (#)	USD	250	251,440
InRetail Shopping Malls, 6.500%, 07/09/21	USD	600	624,750
			1,749,790
Russia | 1.1%
Evraz Group SA, 6.500%, 04/22/20	USD	310	327,825
Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	USD	370	397,184
GTH Finance BV:
6.250%, 04/26/20	USD	300	315,450
7.250%, 04/26/23	USD	1,000	1,124,000
Sberbank of Russia, 5.500%, 02/26/24 (§)	USD	620	629,486
			2,793,945
Saudi Arabia | 0.4%
Acwa Power Management And Investments One, Ltd., 5.950%, 12/15/39 (#)	USD	875	895,737
Description	Security Currency	Principal Amount (000)	Fair Value

Singapore | 0.6%
Puma International Financing SA:
6.750%, 02/01/21	USD	610	$620,748
5.125%, 10/06/24 (#)	USD	750	764,838
			1,385,586
South Korea | 0.3%
SK E&S Co., Ltd., 4.875%, 11/26/19 (§), (¶)	USD	310	310,372
Woori Bank, 4.500%, 09/27/21 (§), (¶)	USD	320	317,423
			627,795
Thailand | 0.1%
PTT Exploration & Production Public Co. Ltd., 4.875%, 06/18/19	USD	213	216,523

Turkey | 0.4%
Turkiye Is Bankasi, 5.000%, 04/30/20	USD	655	661,926
Turkiye Vakiflar Bankasi TAO, 3.750%, 04/15/18	USD	320	319,718
			981,644
United Arab Emirates | 0.4%
MAF Global Securities, Ltd., 7.125%, 10/29/18 (§), (¶)	USD	910	930,610

United States | 0.1%
Sable International Finance, Ltd., 6.875%, 08/01/22 (#)	USD	220	233,200

Total Corporate Bonds (Cost $32,713,759)			33,731,214

Foreign Government Obligations | 51.2%

Angola | 1.3%
Republic of Angola, 9.500%, 11/12/25	USD	2,710	3,123,275

Argentina | 7.3%
Argentina POM Politica Monetaria, 28.750% (ARPP7DRR), 06/21/20 (§)	ARS	40,560	2,318,372

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Provincia de Buenos Aires, 7.875%, 06/15/27	USD	150	$166,125
Republic of Argentina:
26.055% (BADLARPP + 2.750%), 03/01/18 (§)	ARS	22,210	1,185,699
22.750%, 03/05/18	ARS	19,900	1,054,436
21.200%, 09/19/18	ARS	4,340	226,073
25.854% (BADLARPP + 2.500%), 03/11/19 (§)	ARS	4,030	217,335
7.500%, 04/22/26	USD	200	226,100
6.875%, 01/26/27	USD	1,130	1,234,808
7.625%, 04/22/46	USD	945	1,068,086
7.125%, 06/28/2117 (#)	USD	4,630	4,781,633
7.125%, 06/28/2117	USD	5,005	5,168,914
			17,647,581
Brazil | 2.8%
Brazil Letras do Tesouro Nacional, 0.000%, 04/01/18	BRL	6,800	2,016,727
Brazil NTN-B:
6.000%, 05/15/35	BRL	970	949,764
6.000%, 08/15/50	BRL	2,470	2,440,777
Brazil NTN-F:
10.000%, 01/01/21	BRL	2,500	775,434
10.000%, 01/01/27	BRL	2,405	717,255
			6,899,957
Chile | 0.9%
Republic of Chile, 3.860%, 06/21/47	USD	2,025	2,078,156

Colombia | 0.9%
Republic of Colombia, 5.000%, 06/15/45	USD	2,000	2,118,000

Congo | 1.4%
Republic of Congo, 6.000%, 06/30/29 (Ø)	USD	3,899	3,411,533

Ecuador | 1.3%
Republic of Ecuador:
10.500%, 03/24/20	USD	200	221,250
10.750%, 03/28/22	USD	280	328,061
Description	Security Currency	Principal Amount (000)	Fair Value

8.750%, 06/02/23	USD	600	$662,151
7.950%, 06/20/24	USD	215	228,437
9.650%, 12/13/26	USD	290	333,046
9.625%, 06/02/27 (#)	USD	200	228,755
9.625%, 06/02/27	USD	570	651,952
8.875%, 10/23/27 (#)	USD	400	438,278
			3,091,930
Egypt | 1.3%
Arab Republic of Egypt, 8.500%, 01/31/47 (#)	USD	1,095	1,257,881
Egypt Treasury Bills:
0.000%, 07/10/18	EGP	1,300	66,384
0.000%, 07/24/18	EGP	38,400	1,962,007
			3,286,272
El Salvador | 0.5%
Republic of El Salvador:
7.375%, 12/01/19	USD	565	598,021
5.875%, 01/30/25	USD	610	613,813
			1,211,834
Ghana | 1.2%
Ghana Government Bonds:
23.230%, 02/19/18	GHS	490	109,077
22.490%, 04/23/18	GHS	160	35,885
23.470%, 05/21/18	GHS	420	94,592
19.040%, 09/24/18	GHS	50	11,178
Ghana Treasury Notes:
22.500%, 12/10/18	GHS	450	103,825
21.000%, 01/07/19	GHS	3,000	684,804
Republic of Ghana:
7.875%, 08/07/23	USD	385	422,056
8.125%, 01/18/26	USD	1,314	1,460,182
			2,921,599
Indonesia | 0.8%
Republic of Indonesia, 5.250%, 01/08/47	USD	1,815	2,055,488

Jordan | 0.5%
Kingdom of Jordan, 7.375%, 10/10/47 (#)	USD	1,210	1,260,655

Kazakhstan | 0.9%
Republic of Kazakhstan, 6.500%, 07/21/45	USD	1,640	2,100,840

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Lebanon | 2.0%
Lebanese Republic:
6.375%, 03/09/20	USD	101	$100,918
6.150%, 06/19/20	USD	114	112,895
8.250%, 04/12/21	USD	356	371,130
6.100%, 10/04/22	USD	150	145,688
6.000%, 01/27/23	USD	460	439,875
6.650%, 04/22/24	USD	924	898,590
6.250%, 11/04/24	USD	1,646	1,565,758
6.600%, 11/27/26	USD	672	640,080
6.850%, 03/23/27	USD	510	492,787
6.650%, 11/03/28	USD	217	202,895
			4,970,616
Mexico | 0.9%
United Mexican States, 5.750%, 10/12/10	USD	1,970	2,077,857

Mozambique | 1.6%
Mozambique International Bonds, 10.500%, 01/18/23	USD	4,778	3,917,960

Nigeria | 1.3%
Republic of Nigeria, 7.625%, 11/28/47 (#)	USD	3,025	3,244,216

Panama | 0.9%
Republic of Panama:
4.500%, 05/15/47	USD	250	268,875
4.300%, 04/29/53	USD	1,737	1,812,994
			2,081,869
Paraguay | 0.8%
Republic of Paraguay:
6.100%, 08/11/44 (#)	USD	255	291,019
6.100%, 08/11/44	USD	1,355	1,546,394
			1,837,413
Peru | 2.1%
Republic of Peru:
6.350%, 08/12/28	PEN	8,720	2,935,678
5.625%, 11/18/50	USD	1,620	2,089,800
			5,025,478
Description	Security Currency	Principal Amount (000)	Fair Value

Philippines | 0.8%
Republic of Philippines:
3.950%, 01/20/40	USD	590	$607,700
3.700%, 02/02/42	USD	1,460	1,450,875
			2,058,575
Romania | 0.8%
Romania Government Bonds, 6.125%, 01/22/44	USD	1,610	2,076,900

Russia | 8.6%
Russian Foreign Bonds - Eurobonds, 5.250%, 06/23/47	USD	2,000	2,090,000
Russia Government Bonds - OFZ:
6.400%, 05/27/20	RUB	42,500	729,606
7.600%, 04/14/21	RUB	67,000	1,188,851
7.750%, 09/16/26	RUB	953,230	16,912,161
			20,920,618
South Africa | 4.0%
Republic of South Africa:
7.750%, 02/28/23	ZAR	21,600	1,729,941
10.500%, 12/21/26	ZAR	25,750	2,320,695
8.250%, 03/31/32	ZAR	40,530	2,986,663
8.750%, 02/28/48	ZAR	36,600	2,668,392
			9,705,691
Ukraine | 2.6%
Ukraine Government Bonds:
7.750%, 09/01/19	USD	590	619,500
7.750%, 09/01/20	USD	2,055	2,175,731
7.750%, 09/01/23	USD	1,120	1,188,600
7.750%, 09/01/27	USD	600	621,414
7.375%, 09/25/32 (#)	USD	420	412,813
7.375%, 09/25/32	USD	1,215	1,195,256
			6,213,314
United Arab Emirates | 0.9%
Abu Dhabi Government International Bonds, 4.125%, 10/11/47 (#)	USD	2,095	2,079,287

Uruguay | 1.4%
Republica Orient Uruguay, 5.100%, 06/18/50	USD	1,915	2,135,225
Uruguay Notas del Tesoro, 13.250%, 04/08/18	UYU	5,900	207,714

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Uruguay Treasury Bills:
0.000%, 02/08/18	UYU	11,810	$407,562
0.000%, 03/08/18	UYU	11,147	381,947
0.000%, 04/05/18	UYU	3,530	120,158
0.000%, 06/01/18	UYU	2,570	86,272
0.000%, 09/21/18	UYU	3,460	113,073
			3,451,951
Venezuela | 0.2%
Republic of Venezuela:
8.250%, 10/13/24	USD	615	125,306
7.650%, 04/21/25 (∏)	USD	650	133,250
9.250%, 05/07/28 (∏)	USD	430	87,613
9.375%, 01/13/34	USD	560	116,900
7.000%, 03/31/38	USD	650	132,437
			595,506
Zambia | 1.2%
Republic of Zambia:
8.500%, 04/14/24	USD	1,305	1,442,025
8.970%, 07/30/27	USD	1,370	1,539,537
			2,981,562
Total Foreign Government Obligations (Cost $121,159,769)			124,445,933

Quasi Government Bonds | 2.3%

Argentina | 0.7%
Letras Banco Cent Argentina:
0.000%, 04/18/18	ARS	11,900	588,388
0.000%, 06/21/18	ARS	22,910	1,085,212
			1,673,600
Brazil | 0.6%
Cemig Geracao e Transmissao SA, 9.250%, 12/05/24 (#)	USD	1,375	1,481,562

Russia | 0.3%
VTB Bank PJSC Via VTB Eurasia DAC, 9.500%, 12/06/22 (§), (Ø), (¶)	USD	550	607,517
Description	Security Currency	Principal Amount (000)	Fair Value

Ukraine | 0.4%
Ukreximbank Via Biz Finance PLC, 9.625%, 04/27/22	USD	1,020	$1,089,156

Venezuela | 0.3%
Petroleos de Venezuela SA:
6.000%, 05/16/24 (∏)	USD	735	164,640
6.000%, 11/15/26 (∏)	USD	825	180,675
5.375%, 04/12/27 (∏)	USD	800	186,000
5.500%, 04/12/37 (∏)	USD	710	168,625
			699,940
Total Quasi Government Bonds (Cost $5,998,474)			5,551,775

US Treasury Securities | 24.5%
US Treasury Bills:
0.000%, 01/11/18	USD	12,150	12,146,423
0.000%, 01/25/18	USD	20,420	20,403,954
0.000%, 02/08/18	USD	27,180	27,145,046

Total US Treasury Securities (Cost $59,695,203)			59,695,423

Description		Shares	Fair Value

Short-Term Investments | 6.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $16,504,953)		16,504,953	$16,504,953

The accompanying notes are an integral part of these financial statements.

Annual Report  69

Description	Counterparty	Notional Amount (000)	Number of Contracts	Fair Value

Lazard Explorer Total Return Portfolio (continued)

Purchased Options | 1.7%

Call
USD vs INR Jan 18 67.04, Expires 01/30/18	JPMS	$9,880	98,800	$2,964
USD vs RUB Mar 18 61.97, Expires 03/05/18	JPMS	9,776	97,760	35,057

Put
EUR vs PLN Jul 18 4.2, Expires 07/30/18	BRC	5,788	57,880	97,921
EUR vs PLN Jul 18 4.2, Expires 07/30/18	HSB	2,529	25,290	42,785
EUR vs PLN Jul 18 4.2, Expires 07/30/18	JPMS	5,394	53,940	91,255
EUR vs PLN Sep 17 4.2, Expires 09/28/18	JPMS	6,976	69,760	128,063
USD vs BRL Apr 18 3.1, Expires 04/13/18	JPMS	12,530	125,300	45,108
USD vs BRL Apr 18 3.15, Expires 04/02/18	JPMS	10,680	106,800	53,400
Description	Counterparty	Notional Amount (000)	Number of Contracts	Fair Value

USD vs EUR Feb 18 1.19, Expires 02/20/18	JPMS	$10,344	103,440	$110,164
USD vs MXN Jan 18 18.25, Expires 01/09/18	JPMS	12,580	125,800	1,258
USD vs MXN Apr 18 18.25, Expires 04/12/18	JPMS	20,920	209,200	48,116
USD vs TRY Jan 18 3.6, Expires 01/15/18	JPMS	20,040	200,400	8,016
USD vs ZAR Apr 18 13.25, Expires 04/03/18	JPMS	11,820	118,200	830,946
USD vs ZAR Apr 18 13.25, Expires 04/12/18	JPMS	36,940	369,400	2,593,188

Total Purchased Options (Cost $2,661,812)				4,088,241

Total Investments | 100.4% (Cost $238,733,970) (¤)				$244,017,539

Liabilities in Excess of Cash and Other Assets | (0.4)%				(985,497)

Net Assets | 100.0%				$243,032,042

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	40,792,800	USD	2,217,000	CIT	01/17/18	$—	$43,123
ARS	22,940,000	USD	1,240,000	CIT	01/30/18	—	25,922
ARS	30,960,704	USD	1,683,000	HSB	01/17/18	—	33,082
AUD	1,597,953	USD	1,220,000	CIT	01/31/18	26,826	—
BRL	2,447,717	USD	741,059	BRC	02/09/18	—	6,188
BRL	2,441,093	USD	738,941	JPM	02/09/18	—	6,060
BRL	1,564,585	USD	468,846	SCB	02/09/18	885	—
BRL	1,706,683	USD	515,303	SCB	02/09/18	—	2,911
BRL	3,199,698	USD	950,876	SCB	02/09/18	9,759	—
BRL	10,284,251	USD	3,110,000	SCB	02/09/18	—	22,391
COP	8,899,650,908	USD	2,889,801	BRC	01/09/18	90,555	—
COP	1,612,220,251	USD	528,424	JPM	01/09/18	11,484	—
COP	4,737,875,835	USD	1,541,775	SCB	01/09/18	44,866	—
IDR	4,090,882,320	USD	288,598	BRC	01/05/18	12,875	—
IDR	4,212,875,489	USD	297,205	BRC	01/05/18	13,259	—
IDR	6,831,024,849	USD	481,397	BRC	01/05/18	22,008	—
IDR	13,624,131,130	USD	993,374	BRC	01/05/18	10,641	—
IDR	19,572,004,159	USD	1,384,159	BRC	01/05/18	58,179	—
IDR	7,372,454,723	USD	529,060	BRC	01/08/18	14,116	—
IDR	15,743,835,677	USD	1,150,529	BRC	03/20/18	1,880	—
IDR	21,966,640,509	USD	1,591,209	BRC	06/05/18	4,227	—
IDR	25,702,762,702	USD	1,863,599	BRC	06/05/18	3,191	—
IDR	10,323,931,874	USD	728,159	CIT	01/05/18	32,652	—
IDR	14,079,142,244	USD	1,026,626	CIT	01/05/18	10,922	—
IDR	25,824,820,312	USD	1,823,143	CIT	01/05/18	79,989	—
IDR	29,814,526,615	USD	2,101,402	CIT	01/05/18	95,747	—
IDR	31,671,900,570	USD	2,233,240	CIT	01/05/18	100,786	—
IDR	15,743,835,676	USD	1,149,941	CIT	03/20/18	2,469	—
IDR	21,966,640,509	USD	1,592,940	CIT	06/05/18	2,496	—
IDR	12,941,822,110	USD	912,681	JPM	01/05/18	41,052	—
IDR	12,964,968,135	USD	914,636	JPM	01/05/18	40,803	—
IDR	21,116,307,373	USD	1,492,698	JPM	01/05/18	63,445	—
IDR	8,438,736,985	USD	605,144	JPM	01/08/18	16,592	—
IDR	37,207,961,998	USD	2,707,018	JPM	01/08/18	34,333	—
IDR	15,260,800,061	USD	1,115,556	JPM	02/20/18	4,387	—
IDR	15,743,835,677	USD	1,150,949	JPM	03/20/18	1,460	—
IDR	21,966,640,509	USD	1,591,786	JPM	06/05/18	3,651	—
IDR	25,702,762,702	USD	1,863,464	JPM	06/05/18	3,326	—
IDR	9,695,909,874	USD	695,795	SCB	01/08/18	18,565	—
IDR	9,944,617,823	USD	722,982	SCB	01/08/18	9,702	—
IDR	81,391,333,272	USD	5,944,444	SCB	02/20/18	28,613	—
IDR	15,743,835,677	USD	1,150,361	SCB	03/20/18	2,048	—
IDR	21,966,640,509	USD	1,592,247	SCB	06/05/18	3,189	—

The accompanying notes are an integral part of these financial statements.

Annual Report  71

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

IDR	12,941,822,110	USD	912,681	UBS	01/05/18	$41,052	$—
INR	39,785,325	USD	605,100	BRC	01/05/18	18,072	—
INR	53,168,120	USD	806,800	BRC	01/05/18	25,992	—
INR	54,222,538	USD	823,300	BRC	01/05/18	26,008	—
INR	142,168,456	USD	2,159,630	BRC	01/16/18	64,432	—
INR	112,565,534	USD	1,723,083	BRC	03/19/18	24,366	—
INR	434,492,443	USD	6,600,370	CIT	01/16/18	196,765	—
INR	52,715,920	USD	806,917	CIT	03/19/18	11,436	—
INR	85,430,400	USD	1,280,000	CIT	03/19/18	46,208	—
INR	39,839,784	USD	605,100	JPM	01/05/18	18,925	—
INR	111,391,611	USD	1,689,600	JPM	01/05/18	55,168	—
INR	300,222,135	USD	4,579,000	JPM	02/01/18	109,731	—
INR	347,798,610	USD	5,301,000	JPM	02/01/18	130,758	—
INR	53,119,712	USD	806,800	SCB	01/05/18	25,234	—
INR	54,214,305	USD	823,300	SCB	01/05/18	25,879	—
KRW	956,372,483	USD	857,887	BRC	01/08/18	35,639	—
KRW	2,508,267,554	USD	2,302,325	BRC	01/08/18	41,115	—
KRW	3,036,106,605	USD	2,732,523	BRC	01/08/18	104,070	—
KRW	921,640,119	USD	829,335	BRC	01/12/18	31,825	—
KRW	923,215,856	USD	829,335	BRC	01/12/18	33,297	—
KRW	924,211,058	USD	829,335	BRC	01/12/18	34,227	—
KRW	956,586,955	USD	857,887	BRC	01/12/18	35,927	—
KRW	1,270,952,760	USD	1,138,541	CIT	01/12/18	49,010	—
KRW	1,573,994,148	USD	1,413,774	CIT	01/12/18	56,932	—
KRW	1,741,095,155	USD	1,567,477	JPM	01/08/18	59,205	—
KRW	2,756,229,331	USD	2,468,075	JPM	01/08/18	107,032	—
KRW	1,003,533,017	USD	902,945	JPM	01/12/18	34,734	—
KRW	2,025,454,168	USD	1,817,121	JPM	01/12/18	75,418	—
KRW	2,143,576,609	USD	1,920,750	JPM	01/12/18	82,160	—
KRW	789,547,411	USD	706,151	SCB	01/08/18	31,512	—
KRW	394,059,775	USD	353,544	SCB	01/12/18	14,657	—
KRW	842,571,384	USD	756,891	SCB	01/12/18	30,389	—
KRW	1,409,070,702	USD	1,267,720	SCB	01/12/18	48,885	—
PEN	5,535,611	USD	1,707,310	BOA	02/16/18	—	3,399
PEN	5,535,612	USD	1,690,986	BRC	02/16/18	12,925	—
PEN	17,303,418	USD	5,337,349	CIT	02/16/18	—	11,201
PEN	32,719,497	USD	10,010,000	HSB	01/16/18	74,962	—
PEN	5,535,612	USD	1,706,626	HSB	02/16/18	—	2,715
PEN	5,535,612	USD	1,706,784	SCB	02/16/18	—	2,873
PLN	7,266,489	USD	2,027,480	BOA	03/12/18	60,352	—
PLN	14,532,978	USD	4,054,536	JPM	03/12/18	121,129	—
PLN	7,266,489	USD	2,027,859	SCB	03/12/18	59,973	—
PLN	7,266,488	USD	2,027,225	UBS	03/12/18	60,607	—

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

RUB	164,647,268	USD	2,791,105	BRC	01/10/18	$65,743	$—
RUB	164,647,269	USD	2,791,105	JPM	01/10/18	65,743	—
RUB	266,146,560	USD	4,472,638	JPM	03/19/18	101,955	—
RUB	164,647,269	USD	2,791,578	SCB	01/10/18	65,270	—
TRY	4,911,383	USD	1,266,277	BRC	01/31/18	18,229	—
TRY	7,385,960	USD	1,904,924	HSB	01/31/18	26,775	—
TRY	7,385,960	USD	1,903,892	JPM	01/31/18	27,807	—
TRY	16,030,834	USD	4,132,723	SCB	01/31/18	59,926	—
TRY	382,361	USD	98,580	UBS	01/31/18	1,422	—
TWD	24,463,848	USD	808,722	BRC	01/08/18	13,545	—
TWD	106,141,734	USD	3,538,648	BRC	01/08/18	28,936	—
TWD	7,801,151	USD	260,908	BRC	01/12/18	1,354	—
TWD	20,039,563	USD	665,103	BRC	01/12/18	8,595	—
TWD	35,018,165	USD	1,163,240	BRC	01/12/18	14,015	—
TWD	35,040,266	USD	1,163,240	BRC	01/12/18	14,758	—
TWD	38,115,258	USD	1,259,904	CIT	01/08/18	21,207	—
TWD	27,198,400	USD	890,000	CIT	01/12/18	24,367	—
TWD	104,157,082	USD	3,472,076	JPM	01/08/18	28,800	—
TWD	26,488,544	USD	880,018	JPM	01/12/18	10,484	—
TWD	26,506,145	USD	880,018	JPM	01/12/18	11,076	—
TWD	64,823,716	USD	2,150,611	JPM	01/12/18	28,659	—
TWD	22,606,871	USD	747,088	SCB	01/08/18	12,763	—
TWD	23,046,811	USD	769,638	SCB	01/08/18	5,000	—
TWD	23,112,230	USD	769,638	SCB	01/12/18	7,358	—
TWD	23,243,220	USD	772,457	SCB	01/12/18	8,943	—
TWD	23,262,531	USD	772,457	SCB	01/12/18	9,592	—
USD	1,720,000	ARS	32,301,600	CIT	01/17/18	—	1,375
USD	500,000	ARS	9,935,000	JPM	02/14/18	—	21,571
USD	3,110,000	AUD	4,062,253	SCB	01/31/18	—	59,632
USD	1,096,815	BRL	3,842,143	BRC	02/09/18	—	56,700
USD	1,788,990	BRL	6,285,615	JPM	02/09/18	—	98,121
USD	220,000	BRL	730,510	SCB	02/09/18	681	—
USD	505,206	BRL	1,769,331	SCB	02/09/18	—	25,995
USD	1,788,990	BRL	6,284,184	UBS	02/09/18	—	97,691
USD	2,048,390	COP	6,192,284,209	BRC	01/09/18	—	25,310
USD	1,062,426	COP	3,218,087,900	JPM	01/09/18	—	15,262
USD	1,939,184	COP	5,873,070,050	SCB	01/09/18	—	27,617
USD	669,000	IDR	9,081,675,000	BRC	01/05/18	—	264
USD	892,000	IDR	12,133,430,000	BRC	01/05/18	—	2,160
USD	898,414	IDR	12,222,924,783	BRC	01/05/18	—	2,341
USD	906,200	IDR	12,313,445,600	BRC	01/05/18	—	1,226
USD	1,615,194	IDR	21,966,640,509	BRC	01/05/18	—	3,613
USD	154,000	IDR	2,148,762,000	BRC	01/08/18	—	4,313

The accompanying notes are an integral part of these financial statements.

Annual Report  73

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	154,000	IDR	2,132,130,000	BRC	01/08/18	$—	$3,088
USD	154,000	IDR	2,115,960,000	BRC	01/08/18	—	1,896
USD	1,890,604	IDR	25,702,762,702	BRC	01/08/18	—	3,084
USD	1,166,120	IDR	15,865,065,321	CIT	01/05/18	—	3,038
USD	1,616,383	IDR	21,966,640,509	CIT	01/05/18	—	2,425
USD	1,840,000	IDR	25,944,000,000	CIT	01/05/18	—	71,915
USD	154,000	IDR	2,116,730,000	CIT	01/08/18	—	1,953
USD	669,000	IDR	9,098,400,000	JPM	01/05/18	—	1,497
USD	1,615,788	IDR	21,966,640,509	JPM	01/05/18	—	3,019
USD	154,000	IDR	2,124,892,000	JPM	01/08/18	—	2,554
USD	154,000	IDR	2,119,810,000	JPM	01/08/18	—	2,180
USD	154,000	IDR	2,122,582,000	JPM	01/08/18	—	2,384
USD	1,890,604	IDR	25,702,762,702	JPM	01/08/18	—	3,084
USD	811,066	IDR	11,042,658,552	SCB	01/05/18	—	2,711
USD	892,000	IDR	12,126,740,000	SCB	01/05/18	—	1,667
USD	906,200	IDR	12,315,258,000	SCB	01/05/18	—	1,359
USD	1,616,026	IDR	21,966,640,509	SCB	01/05/18	—	2,782
USD	154,000	IDR	2,126,740,000	SCB	01/08/18	—	2,691
USD	770,000	IDR	10,469,690,000	SCB	03/20/18	3,645	—
USD	154,000	IDR	2,120,580,000	UBS	01/08/18	—	2,237
USD	154,000	IDR	2,125,970,000	UBS	01/08/18	—	2,634
USD	2,073,230	INR	135,247,132	BRC	01/05/18	—	45,196
USD	2,073,230	INR	135,247,131	JPM	01/05/18	—	45,197
USD	2,073,865	INR	135,247,132	SCB	01/05/18	—	44,561
USD	2,586,433	KRW	2,946,904,635	BRC	01/08/18	—	166,819
USD	59,291	KRW	66,168,600	BRC	01/12/18	—	2,536
USD	2,327,021	KRW	2,535,079,412	BRC	01/12/18	—	41,702
USD	2,585,049	KRW	2,946,904,635	BRC	01/12/18	—	168,473
USD	2,586,252	KRW	2,946,904,634	CIT	01/08/18	—	167,001
USD	2,583,418	KRW	2,946,904,634	CIT	01/12/18	—	170,105
USD	2,586,933	KRW	2,946,904,635	JPM	01/08/18	—	166,320
USD	2,584,596	KRW	2,946,904,635	JPM	01/12/18	—	168,927
USD	2,587,274	KRW	2,946,904,635	SCB	01/08/18	—	165,979
USD	2,585,685	KRW	2,946,904,635	SCB	01/12/18	—	167,838
USD	1,040,000	PEN	3,378,440	BRC	02/16/18	86	—
USD	600,000	PLN	2,084,460	SCB	03/12/18	1,086	—
USD	505,339	RUB	29,749,026	BOA	01/10/18	—	10,846
USD	1,391,373	RUB	82,228,057	BOA	01/10/18	—	35,393
USD	572,424	RUB	34,118,200	BOA	03/19/18	—	14,008
USD	180,877	RUB	10,648,427	BRC	01/10/18	—	3,887
USD	252,129	RUB	14,726,324	BRC	01/10/18	—	3,393
USD	361,933	RUB	21,296,854	BRC	01/10/18	—	7,596
USD	1,391,338	RUB	82,228,057	BRC	01/10/18	—	35,428

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	176,922	RUB	10,467,606	BRC	01/16/18	$—	$4,563
USD	177,132	RUB	10,467,606	BRC	01/16/18	—	4,353
USD	178,495	RUB	10,640,953	BRC	03/19/18	—	4,405
USD	347,734	RUB	20,911,680	BRC	03/19/18	—	11,701
USD	370,000	RUB	22,037,385	BRC	03/19/18	—	8,784
USD	525,495	RUB	31,343,131	BRC	03/19/18	—	13,239
USD	2,765,392	RUB	164,647,268	BRC	03/19/18	—	64,606
USD	185,748	RUB	10,990,038	BRC	03/22/18	—	3,082
USD	185,793	RUB	10,994,290	BRC	03/22/18	—	3,110
USD	371,715	RUB	21,980,076	BRC	03/22/18	—	5,945
USD	427,429	RUB	25,309,138	BRC	03/22/18	—	7,431
USD	108,519	RUB	6,380,891	CIT	01/10/18	—	2,198
USD	1,391,514	RUB	82,228,056	CIT	01/10/18	—	35,251
USD	455,169	RUB	27,118,080	CIT	03/19/18	—	10,943
USD	1,000,968	RUB	59,606,600	CIT	03/19/18	—	23,565
USD	1,390,926	RUB	82,228,057	JPM	01/10/18	—	35,840
USD	2,765,368	RUB	164,647,269	JPM	03/19/18	—	64,629
USD	1,394,192	RUB	82,228,057	SCB	01/10/18	—	32,573
USD	2,766,019	RUB	164,647,269	SCB	03/19/18	—	63,979
USD	23,866	TRY	92,430	BRC	01/31/18	—	308
USD	336,319	TRY	1,316,250	BRC	01/31/18	—	7,929
USD	605,417	TRY	2,376,019	CIT	01/31/18	—	15,999
USD	531,429	TRY	2,058,648	JPM	01/31/18	—	6,983
USD	298,264	TRY	1,161,591	SCB	01/31/18	—	5,534
USD	684,706	TRY	2,649,503	SCB	01/31/18	—	8,236
USD	730,000	TRY	2,845,248	SCB	01/31/18	—	14,136
USD	200,524	TWD	5,997,672	BRC	01/08/18	—	1,067
USD	2,574,415	TWD	78,133,483	BRC	01/08/18	—	51,770
USD	2,572,042	TWD	78,133,483	CIT	01/08/18	—	54,143
USD	5,138,839	TWD	156,266,965	CIT	01/12/18	—	114,606
USD	2,574,839	TWD	78,133,483	JPM	01/08/18	—	51,345
USD	2,530,384	TWD	76,885,711	JPM	01/12/18	—	54,391
USD	2,573,567	TWD	78,133,483	SCB	01/08/18	—	52,618
USD	2,615,097	TWD	79,381,255	UBS	01/12/18	—	53,574
USD	2,174,143	ZAR	29,641,836	BOA	01/19/18	—	215,783
USD	2,171,277	ZAR	29,641,836	JPM	01/19/18	—	218,650
USD	2,174,327	ZAR	29,641,836	SCB	01/19/18	—	215,600
USD	2,171,865	ZAR	29,641,834	UBS	01/19/18	—	218,061
UYU	3,629,480	USD	124,000	CIT	02/07/18	1,299	—
UYU	3,639,400	USD	124,000	CIT	02/07/18	1,641	—
UYU	3,643,120	USD	124,000	CIT	02/07/18	1,769	—
UYU	3,651,800	USD	124,000	CIT	02/07/18	2,069	—
UYU	3,662,960	USD	124,000	CIT	02/07/18	2,454	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$3,734,038	$4,113,389

The accompanying notes are an integral part of these financial statements.

Annual Report  75

Lazard Explorer Total Return Portfolio (concluded)

Written Options open at December 31, 2017:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Premiums	Fair Value

Put
USD vs BRL Apr 18 3.05	JPMS	106,800	$3.05	04/02/18	$10,680,000	$96,120	$(19,224)
USD vs INR Jan 18 64.77	JPMS	98,800	64.77	01/30/18	9,880,000	47,483	(141,284)
USD vs RUB Mar 18 57.95	JPMS	97,760	57.95	03/05/18	9,776,000	89,059	(156,787)
USD vs ZAR Apr 18 12.75	JPMS	369,400	12.75	04/12/18	36,940,000	480,220	(1,507,152)
USD vs ZAR Apr 18 12.85	JPMS	118,200	12.85	04/03/18	11,820,000	156,379	(542,538)
Total Written Options		790,960				$869,261	$(2,366,985)

Interest Rate Swap Agreements open at December 31, 2017:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Payment Frequency Paid/Received	Variable Rate	Unrealized Appreciation	Unrealized Depreciation

BRL	JPM	$25,387,816	01/02/20	(8.75)%	Maturity	Brazil Cetip Interbank Deposit Rate	$—	$129,855
BRL	JPM	2,020,613	07/01/20	10.01	Maturity	Brazil Cetip Interbank Deposit Rate	26,890	—
BRL	JPM	3,965,293	07/01/20	10.02	Maturity	Brazil Cetip Interbank Deposit Rate	53,139	—
BRL	JPM	20,817,099	01/02/21	10.53	Maturity	Brazil Cetip Interbank Deposit Rate	—	13,555
BRL	JPM	14,422,380	01/04/21	9.16	Maturity	Brazil Cetip Interbank Deposit Rate	38,254	—
BRL	JPM	17,234,007	01/04/21	10.29	Maturity	Brazil Cetip Interbank Deposit Rate	—	21,131
BRL	JPM	17,230,894	01/04/21	10.31	Maturity	Brazil Cetip Interbank Deposit Rate	—	20,301
BRL	JPM	50,707,958	01/04/21	10.48	Maturity	Brazil Cetip Interbank Deposit Rate	—	39,092
BRL	JPM	14,473,634	01/04/21	10.59	Maturity	Brazil Cetip Interbank Deposit Rate	—	7,344
BRL	JPM	14,458,581	01/04/21	10.71	Maturity	Brazil Cetip Interbank Deposit Rate	—	3,011
BRL	JPM	24,375,959	01/04/21	10.81	Maturity	Brazil Cetip Interbank Deposit Rate	480	—
BRL	JPM	25,351,856	01/04/21	11.05	Maturity	Brazil Cetip Interbank Deposit Rate	412,528	—
Total gross unrealized appreciation/depreciation on Interest Rate Swap Agreements							$531,291	$234,289

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 33.3%

Brazil | 6.2%
Brazil NTN-F:
10.000%, 01/01/18	BRL	800	$240,431
10.000%, 01/01/27	BRL	440	131,224
			371,655
Egypt | 7.9%
Egypt Treasury Bills:
0.000%, 01/02/18	EGP	1,400	78,740
0.000%, 08/21/18	EGP	7,900	395,702
			474,442
Indonesia | 2.2%
Indonesia Government Bonds,
8.250%, 07/15/21	IDR	1,684,000	132,870

Malaysia | 6.5%
Malaysia Government Bonds:
4.240%, 02/07/18	MYR	690	170,720
3.580%, 09/28/18	MYR	890	220,908
			391,628
Mexico | 5.7%
Mexican Bonos:
6.500%, 06/10/21	MXN	5,970	293,373
5.750%, 03/05/26	MXN	1,180	53,110
			346,483
Romania | 0.8%
Romania Government Bonds,
5.850%, 04/26/23	RON	180	50,299

South Africa | 0.9%
Republic of South Africa,
6.750%, 03/31/21	ZAR	730	57,523

Turkey | 3.1%
Turkey Government Bonds:
10.400%, 03/27/19	TRY	340	86,738
2.000%, 10/26/22	TRY	389	98,740
			185,478
Total Foreign Government Obligations (Cost $2,027,073)			2,010,378
Description	Security Currency	Principal Amount (000)	Fair Value

Supranationals | 3.4%
European Investment Bank, 7.200%, 07/09/19 (#) (Cost $212,574)	IDR	2,700,000	$202,378

US Treasury Securities | 46.4%
US Treasury Notes:
0.750%, 04/15/18	USD	300	299,483
0.750%, 04/30/18	USD	300	299,344
0.875%, 01/15/18	USD	200	199,975
0.875%, 01/31/18	USD	200	199,943
0.875%, 05/31/18	USD	300	299,320
1.000%, 02/15/18	USD	200	199,927
1.000%, 03/15/18	USD	200	199,860
1.000%, 05/15/18	USD	300	299,578
2.625%, 01/31/18	USD	200	200,217
2.750%, 02/28/18	USD	400	400,891
2.875%, 03/31/18	USD	200	200,711

Total US Treasury Securities (Cost $2,799,489)			2,799,249

Description		Shares	Fair Value

Short-Term Investments | 7.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $454,296)		454,296	$454,296

Total Investments | 90.6% (Cost $5,493,432) (¤)			$5,466,301

Cash and Other Assets in Excess of Liabilities | 9.4%			567,862

Net Assets | 100.0%			$6,034,163

The accompanying notes are an integral part of these financial statements.

Annual Report  77

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

ARS	1,457,600	USD	80,000	CIT	01/22/18	$—	$2,530
ARS	1,712,580	USD	92,000	SCB	02/02/18	—	1,507
BRL	630,000	USD	186,994	CIT	10/16/18	—	2,982
CLP	36,269,100	USD	57,000	HSB	02/20/18	1,923	—
CNY	1,015,650	USD	148,000	CIT	01/17/18	7,876	—
CNY	4,358,775	USD	653,000	HSB	02/09/18	14,697	—
COP	279,266,000	USD	92,000	CIT	01/10/18	1,513	—
COP	291,475,300	USD	97,000	CIT	01/29/18	430	—
CZK	2,005,865	EUR	79,000	JPM	02/28/18	—	639
CZK	4,600,710	USD	186,000	CIT	02/27/18	30,637	—
CZK	2,581,680	USD	120,000	CIT	02/28/18	1,570	—
DOP	6,588,000	USD	135,000	CIT	01/19/18	993	—
EGP	3,122,900	USD	175,217	CIT	01/02/18	424	—
EGP	3,122,900	USD	170,385	CIT	03/12/18	2,102	—
EUR	171,764	CZK	4,600,710	CIT	02/27/18	—	9,892
HUF	53,461,120	USD	206,000	CIT	01/29/18	712	—
HUF	37,814,600	USD	142,000	HSB	02/15/18	4,330	—
IDR	3,173,760,000	USD	228,000	HSB	04/26/18	4,555	—
IDR	3,173,760,000	USD	233,193	SCB	02/07/18	965	—
ILS	148,060	USD	42,390	JPM	01/31/18	204	—
INR	9,949,160	USD	152,000	SCB	01/10/18	3,870	—
INR	35,508,780	USD	540,000	SCB	01/22/18	15,680	—
KRW	605,383,500	USD	554,000	SCB	01/12/18	13,329	—
KZT	37,464,000	USD	112,000	CIT	02/26/18	—	499
KZT	10,548,000	USD	31,078	CIT	03/27/18	172	—
KZT	23,092,800	USD	68,000	SCB	03/12/18	568	—
MAD	564,030	USD	58,661	CIT	03/20/18	784	—
MAD	593,960	USD	62,000	CIT	03/20/18	600	—
MXN	1,016,434	USD	53,000	SCB	01/22/18	—	1,485
PEN	348,092	USD	106,688	CIT	02/05/18	516	—
PHP	7,159,195	USD	139,000	JPM	01/12/18	4,380	—
PHP	4,549,235	USD	89,000	SCB	02/20/18	2,017	—
PLN	931,424	USD	260,000	HSB	01/18/18	7,580	—
RUB	21,071,735	USD	355,000	CIT	02/16/18	7,933	—
RUB	8,222,040	USD	138,000	JPM	01/16/18	4,473	—
SGD	82,144	USD	61,000	SCB	02/15/18	458	—
SGD	410,446	USD	304,000	SCB	02/15/18	3,085	—
THB	9,442,368	USD	291,000	SCB	02/16/18	—	929
TRY	394,540	USD	91,000	SCB	11/13/18	3,695	—
TWD	977,210	USD	32,661	SCB	02/08/18	430	—
USD	93,000	ARS	1,663,584	HSB	01/22/18	4,582	—
USD	226,000	BRL	750,071	HSB	10/16/18	6,918	—
USD	110,000	CNY	727,760	HSB	01/17/18	—	1,692

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Lazard Emerging Markets Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	63,000	COP	190,262,520	CIT	01/10/18	$—	$710
USD	46,000	DOP	2,237,900	CIT	01/19/18	—	196
USD	173,220	EGP	3,122,900	CIT	01/02/18	—	2,421
USD	175,000	EGP	3,174,500	CIT	04/02/18	431	—
USD	170,000	EGP	3,122,900	HSB	03/12/18	—	2,487
USD	109,928	EUR	92,167	CIT	02/27/18	—	1,009
USD	90,000	IDR	1,228,500,000	SCB	02/07/18	—	638
USD	172,000	IDR	2,335,416,000	SCB	02/07/18	—	305
USD	231,239	IDR	3,173,760,000	SCB	04/26/18	—	1,316
USD	15,000	ILS	52,506	JPM	01/31/18	—	105
USD	244,000	INR	15,651,526	CIT	01/22/18	—	932
USD	26,000	PEN	84,323	CIT	02/05/18	30	—
USD	29,887	PEN	97,512	CIT	02/05/18	—	144
USD	80,000	PHP	4,032,480	JPM	01/12/18	—	760
USD	37,000	PLN	132,410	CIT	01/18/18	—	1,039
USD	18,000	RON	70,666	JPM	01/05/18	—	174
USD	48,000	TRY	186,274	HSB	01/19/18	—	892
USD	60,000	TRY	234,660	SCB	01/19/18	—	1,592
USD	53,489	ZAR	713,752	CIT	01/12/18	—	4,119
UYU	869,460	USD	30,000	JPM	01/18/18	118	—
ZAR	383,058	USD	30,000	CIT	01/12/18	917	—
ZAR	713,752	USD	52,000	SCB	01/12/18	5,608	—
ZAR	395,793	USD	31,000	SCB	02/22/18	751	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$161,856	$40,994

The accompanying notes are an integral part of these financial statements.

Annual Report  79

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2017

(*)	Non-income producing security.

(^)	Refer to Note 5 in the Notes to Financial Statements for further details related to holdings of 5% voting securities of portfolio companies.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2017, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	0.2%
Emerging Markets Equity Advantage	1.1
Emerging Markets Multi-Asset	2.7
Emerging Markets Debt	6.4
Explorer Total Return	10.2
Emerging Markets Income	3.4

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 9 in the Notes to Financial Statements.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2017.

(Ø)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2017 which may step up at a future date.

(Π)	Issue in default.

(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(¶)	Date shown is the next perpetual call date.

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Security Abbreviations:
ADR	—	American Depositary Receipt
ARPP7DRR	—	Argentina Central bank 7 Day Repo Referrence Rate
BADLARPP	—	Argentina Deposit Rates Badlar Private Banks
GDR	—	Global Depositary Receipt
JSC	—	Joint Stock Company
LIBOR	—	London Interbank Offered Rate

Currency Abbreviations:
ARS	—	Argentinian Peso
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Renminbi
COP	—	Colombian Peso
CZK	—	Czech Koruna
DOP	—	Dominican Republic Peso
EGP	—	Egyptian Pound
EUR	—	Euro
GHS	—	Ghanaian Cedi
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won

Counterparty Abbreviations:
BOA	—	Bank of America NA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA

NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
NVDR	—	Non-Voting Depository Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

KZT	—	Kazakhstan Tenge
LKR	—	Sri Lankan Rupee
MAD	—	Moroccan Dirham
MXN	—	Mexican New Peso
MYR	—	Malaysian Ringgit
PEN	—	Peruvian Nuevo Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	New Romanian Leu
RUB	—	Russian Ruble
THB	—	Thai Baht
TRY	—	New Turkish Lira
TWD	—	Taiwan Dollar
USD	—	United States Dollar
UYU	—	Uruguayan Peso
ZAR	—	South African Rand

JPM	—	JPMorgan Chase Bank NA
JPMS	—	JPMorgan Securities, Inc.
SCB	—	Standard Charter Bank
UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio

Aerospace & Defense	—%	—%	1.7%	—%	—%	—%
Air Freight & Logistics	—	—	1.8	—	1.4	1.0
Airlines	—	0.8	—	1.0	—	—
Auto Components	1.5	1.1	2.5	0.2	2.5	1.7
Automobiles	3.7	4.2	3.4	2.4	2.9	2.0
Banks	25.3	20.3	22.5	17.6	19.5	13.9
Beverages	1.5	0.8	—	—	0.7	0.4
Capital Markets	—	—	—	1.6	0.5	0.4
Chemicals	—	2.8	—	2.6	1.8	1.1
Commercial Services & Suppliers	—	—	—	0.4	0.5	0.3
Communications Equipment	—	—	—	—	—	0.1
Construction & Engineering	—	—	2.3	0.3	1.8	1.2
Construction Materials	1.6	0.8	1.7	0.5	1.5	1.0
Consumer Finance	—	—	2.5	—	0.6	0.4
Containers & Packaging	—	—	—	—	0.1	0.1
Distributors	1.4	—	—	—	—	—
Diversified Consumer Services	—	1.4	1.7	0.3	2.6	1.7
Diversified Financial Services	—	1.9	—	1.6	—	0.3
Diversified Telecommunication Services	2.3	2.1	—	2.3	0.7	0.6
Electric Utilities	—	—	—	1.1	—	0.5
Electrical Equipment	—	—	1.3	0.5	—	—
Electronic Equipment, Instruments & Components	1.6	2.7	2.4	3.3	2.4	1.5
Energy Equipment & Services	—	0.6	—	—	0.4	0.3
Equity Real Estate Investment Trusts (REITs)	—	—	0.9	—	0.7	0.5
Food & Staples Retailing	2.3	—	1.1	2.3	1.2	0.9
Food Products	—	0.9	0.7	2.4	0.2	0.2
Gas Utilities	0.8	—	1.3	0.2	0.8	0.6
Health Care Equipment & Supplies	—	—	—	0.2	0.5	0.3
Health Care Providers & Services	0.8	—	—	0.2	—	—
Hotels, Restaurants & Leisure	—	—	—	0.4	0.5	0.3
Household Durables	1.3	2.5	2.3	0.8	2.3	1.6
Household Products	0.6	—	—	—	0.4	0.3
Independent Power and Renewable Electricity Producers	—	0.7	—	0.5	—	0.3
Industrial Conglomerates	2.2	1.6	—	1.2	0.8	0.5
Insurance	3.6	4.3	2.2	3.7	2.1	1.5
Internet & Catalog Retail	—	1.3	—	0.3	—	—
Internet Software & Services	5.2	13.0	12.5	10.1	8.4	5.8
IT Services	6.3	—	—	3.0	2.3	1.6
Life Sciences Tools & Services	—	0.2	—	—	—	—
Machinery	1.2	—	3.3	1.1	0.8	0.5
Media	—	2.2	0.4	2.1	0.5	0.5
Metals & Mining	1.3	5.4	2.7	3.7	2.1	1.5
Multiline Retail	0.7	—	—	0.2	—	0.1
Oil, Gas & Consumable Fuels	7.8	6.1	8.3	7.6	7.0	5.9
Paper & Forest Products	—	1.1	—	1.3	—	—
Personal Products	0.2	1.1	—	0.4	—	—
Pharmaceuticals	—	—	2.8	1.7	1.8	1.2
Real Estate Management & Development	—	0.6	—	3.4	0.2	0.1
Road & Rail	0.7	1.1	—	—	1.4	0.9
Semiconductors & Semiconductor Equipment	6.7	8.4	5.8	6.3	6.4	4.2
Software	—	1.0	2.3	—	1.7	1.2
Specialty Retail	0.7	—	0.8	1.3	1.0	0.7

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Industry†	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio

Technology Hardware, Storage & Peripherals	4.4%	6.0%	3.6%	5.4%	4.8%	3.3%
Textiles, Apparel & Luxury Goods	—	—	1.1	0.5	0.8	0.5
Thrifts & Mortgage Finance	—	—	—	—	0.5	0.3
Tobacco	1.3	0.5	—	1.0	0.3	0.2
Trading Companies & Distributors	—	—	—	—	0.6	0.4
Transportation Infrastructure	1.4	1.5	—	0.7	0.7	0.4
Water Utilities	0.4	—	1.5	0.2	1.7	1.1
Wireless Telecommunication Services	8.9	0.9	—	2.5	2.8	2.1
Subtotal	97.7	99.9	97.4	100.4	95.2	68.0
Foreign Government Obligations	—	—	—	—	—	15.7
Supranationals	—	—	—	—	—	0.1
US Treasury Securities	—	—	—	—	—	10.6
Purchased Options	—	—	—	—	—	0.4
Short-Term Investments	2.4	4.8	2.8	0.3	4.8	4.9
Total Investments	100.1%	104.7%	100.2%	100.7%	100.0%	99.7%

Industry†	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio

Banks	2.8%	2.0%
Capital Markets	—	0.1
Communications Equipment	—	0.7
Diversified Financial Services	0.3	1.1
Diversified Telecommunication Services	0.2	0.7
Electric Utilities	1.3	2.3
Energy Equipment & Services	0.1	—
Food & Staples Retailing	—	0.2
Independent Power and Renewable Electricity Producers	0.5	0.7
Media	—	0.3
Metals & Mining	0.2	1.5
Multiline Retail	—	0.3
Oil, Gas & Consumable Fuels	2.0	4.8
Thrifts & Mortgage Finance	0.1	—
Water Utilities	—	0.1
Wireless Telecommunication Services	0.3	1.4
Subtotal	7.8	16.2
Foreign Government Obligations	89.5	51.2
US Treasury Securities	—	24.5
Purchased Options	—	1.7
Short-Term Investments	0.8	6.8
Total Investments	98.1%	100.4%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  83

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2017	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio
ASSETS
Investments in securities, at fair value	$12,983,981,265	$243,148,353	$281,736,171
Non-controlled affiliated issuers, at fair value (Note 5)	202,853,733	—	—
Cash	—	—	—
Cash collateral due from broker on swap agreements	—	—	—
Foreign currency, at fair value	981,878	3,317	5,227
Receivables for:
Capital stock sold	18,502,726	694,869	584,938
Dividends and interest	12,802,399	318,417	317,848
Investments sold	—	—	60
Amount due from Investment Manager (Note 3)	—	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Prepaid expenses	—	760	—
Total assets	13,219,122,001	244,165,716	282,644,244
LIABILITIES
Due to custodian	—	—	—
Cash collateral due to broker on swap agreements	—	—	—
Payables for:
Management fees	10,920,401	182,051	232,774
Accrued custodian fees	3,804,663	88,666	114,195
Accrued distribution fees	315,450	378	2,529
Accrued professional services	58,396	27,873	35,623
Capital stock redeemed	22,609,842	6,262,488	439,332
Investments purchased	5,659,007	5,259,433	298,834
Dividends	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Written options, at fair value	—	—	—
Other accrued expenses and payables	2,112,647	174,677	221,643
Total liabilities	45,480,406	11,995,566	1,344,930
Net assets	$13,173,641,595	$232,170,150	$281,299,314
NET ASSETS
Paid in capital	$11,739,447,804	$186,258,473	$349,798,541
Undistributed (Distributions in excess of) net investment income (loss)	33,735,126	(20,535)	(267,663)
Accumulated net realized gain (loss)	(940,455,001)	(12,115,938)	(138,472,373)
Net unrealized appreciation (depreciation) on:
Investments	2,367,675,987	58,059,977	70,233,590
Non-controlled affiliated issuers	(26,707,994)	—	—
Foreign currency translations and forward currency contracts	(54,327)	(11,827)	7,219
Written options	—	—	—
Swap agreements	—	—	—
Net assets	$13,173,641,595	$232,170,150	$281,299,314
Institutional Shares
Net assets	$11,285,358,201	$230,342,628	$268,730,254
Shares of capital stock outstanding*	563,580,657	18,723,561	18,562,591
Net asset value, offering and redemption price per share	$20.02	$12.30	$14.48
Open Shares
Net assets	$1,515,715,107	$1,827,522	$12,569,060
Shares of capital stock outstanding*	73,583,131	148,907	869,884
Net asset value, offering and redemption price per share	$20.60	$12.27	$14.45
R6 Shares
Net assets	$372,568,287	—	—
Shares of capital stock outstanding*	18,608,156	—	—
Net asset value, offering and redemption price per share	$20.02	—	—

Cost of investments in securities	$10,615,058,818	$184,902,655	$211,294,903
Cost of non-controlled affiliated issuers	$229,561,727	$—	$—
Proceeds received from written options	$—	$—	$—
Cost of foreign currency	$982,710	$3,312	$5,217

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$4,579,418	$395,394,135	$247,522,855	$281,854,075	$244,017,539	$5,466,301
—	—	—	—	—	—
—	39,992	1,515,259	—	—	400,000
—	—	60,000	340,000	920,000	—
313	20,286	350,954	787,650	426,148	19,341

348	665,758	325,560	48,979	595,000	—
3,504	280,170	1,009,930	4,872,069	2,797,090	60,374
—	129,245	62,128	1,893,351	—	—
35,833	—	—	—	—	13,285

—	—	1,273,203	1,612,123	3,734,038	161,856
—	—	139,660	—	531,291	—
5,362	—	—	—	—	5,181
4,624,778	396,529,586	252,259,549	291,408,247	253,021,106	6,126,338

—	—	—	5,519	40,000	—
—	—	510,000	—	2,310,000	—

—	325,468	206,422	176,916	185,499	—
47,116	153,190	158,749	141,692	88,444	22,644
74	2,019	160	1,368	231	23
28,397	38,639	47,547	29,890	26,416	24,354
—	108,702	779,795	92,778	253,689	914
—	385,640	259,030	1,742,650	361,419	—
—	—	—	123	—	—

—	—	1,200,651	1,648,922	4,113,389	40,994
—	—	61,010	59,623	234,289	—
—	—	561,641	—	2,366,985	—
2,200	296,412	126,288	179,854	8,703	3,246
77,787	1,310,070	3,911,293	4,079,335	9,989,064	92,175
$4,546,991	$395,219,516	$248,348,256	$287,328,912	$243,032,042	$6,034,163

$3,650,103	$391,433,269	$238,446,098	$324,639,052	$250,934,700	$5,541,926
(4,234)	(704,294)	(231,757)	(6,656,272)	(1,244,305)	400,025
(221,964)	(63,948,713)	(16,018,850)	(34,502,415)	(10,358,480)	—

1,123,079	68,438,821	26,356,644	3,948,097	5,283,569	(27,996)
—	—	—	—	—	—
7	433	72,691	(39,927)	(382,720)	120,208
—	—	(355,220)	—	(1,497,724)	—
—	—	78,650	(59,623)	297,002	—
$4,546,991	$395,219,516	$248,348,256	$287,328,912	$243,032,042	$6,034,163

$4,190,983	$385,491,860	$247,618,416	$280,808,273	$242,040,159	$5,924,841
341,687	29,825,093	25,479,727	33,323,876	26,808,845	648,255
$12.27	$12.93	$9.72	$8.43	$9.03	$9.14

$356,008	$9,727,656	$729,840	$6,519,529	$991,883	$109,322
29,020	751,456	74,977	766,577	109,240	11,589
$12.27	$12.95	$9.73	$8.50	$9.08	$9.43

—	—	—	$1,110	—	—
—	—	—	125	—	—
—	—	—	$8.88	—	—

$3,456,339	$326,696,931	$221,051,653	$277,747,750	$238,733,970	$5,493,432
$—	$—	$—	$—	$—	$—
$—	$—	$206,421	$—	$869,261	$—
$310	$20,131	$353,517	$782,364	$438,630	$19,257

Annual Report  85

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2017	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio
Investment Income (Loss)

Income
Dividends
Unaffiliated issuers	$371,417,853	$3,711,640	$3,404,579
Non-controlled affiliated issuers (Note 5)	4,549,165	—	—
Interest	—	—	—
Total investment income*	375,967,018	3,711,640	3,404,579

Expenses
Management fees (Note 3)	129,393,062	1,706,514	2,401,607
Custodian fees	6,528,206	145,454	183,052
Distribution fees (Open Shares)	3,653,542	3,256	23,015
Administration fees	1,202,839	38,323	48,682
Shareholders’ reports	806,226	14,513	24,214
Shareholders’ meeting	605,333	9,130	15,593
Shareholders’ services	476,674	27,733	33,040
Directors’ fees and expenses	423,898	10,044	12,473
Professional services	354,198	51,372	73,169
Registration fees	88,276	42,957	38,196
Amortization of offering costs (Note 2(i))	—	—	—
Other^	286,597	9,471	11,522
Total gross expenses	143,818,851	2,058,767	2,864,563
Management fees waived and expenses reimbursed	(919)	(11,057)	—
Administration fees waived	—	—	—
Total net expenses	143,817,932	2,047,710	2,864,563
Net investment income (loss)	232,149,086	1,663,930	540,016

Net Realized and Unrealized Gain (Loss) on Investments, Non-Controlled Affiliated Issuers, Foreign Currency Transactions, Forward Currency Contracts, Futures Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	351,487,616	919,730	25,275,136
Non-controlled affiliated issuers	(34,724,037)	—	—
Foreign currency transactions	(3,071,719)	(45,387)	(60,140)
Forward currency contracts	—	—	—
Futures contracts	—	—	—
Written options	—	—	—
Swap agreements	—	—	—
Total net realized gain (loss) on investments, non-controlled affiliated issuers, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	313,691,860	874,343	25,214,996
Net change in unrealized appreciation (depreciation) on:
Investments†	2,462,607,529	52,704,777	54,798,630
Non-controlled affiliated issuers	97,938,666	—	—
Foreign currency translations	(79,048)	(11,553)	13,186
Forward currency contracts	—	—	—
Written options	—	—	—
Swap agreements	—	—	—
Total net change in unrealized appreciation (depreciation) on investments, non-controlled affiliated issuers, foreign currency translations, forward currency contracts, options, and swap agreements	2,560,467,147	52,693,224	54,811,816
Net realized and unrealized gain (loss) on investments, non-controlled affiliated issuers, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	2,874,159,007	53,567,567	80,026,812
Net increase (decrease) in net assets resulting from operations	$3,106,308,093	$55,231,497	$80,566,828
* Net of foreign withholding taxes of	$50,851,807	$432,899	$371,332
** Net of foreign capital gains taxes of	$2,137,126	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$3,683,712	$(185,721)	$(207,678)
^ Includes interest on line of credit of	$—	$131	$529

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$85,599	$7,393,213	$2,811,505	$—	$—	$—
—	—	—	—	—	—
—	—	4,154,415	17,768,761	11,256,974	350,500
85,599	7,393,213	6,965,920	17,768,761	11,256,974	350,500

32,472	3,514,056	2,236,266	2,064,342	2,297,358	74,115
82,015	264,270	262,965	238,863	141,507	40,765
504	21,138	2,060	19,965	3,129	313
15,521	64,273	46,364	56,295	50,544	16,344
2,999	129,700	25,825	28,770	10,044	5,133
2,416	81,002	9,804	18,663	4,133	2,249
26,110	36,008	26,971	42,001	26,542	26,102
5,118	16,078	12,111	14,046	13,539	5,424
45,817	75,836	91,771	65,221	56,814	44,951
33,572	45,430	37,855	40,726	39,166	31,347
—	—	—	4,219	—	—
5,525	24,125	17,788	23,650	22,804	9,120
252,069	4,271,916	2,769,780	2,616,761	2,665,580	255,863
(204,741)	(954)	(12,153)	(27,241)	(11,698)	(147,732)
(4,688)	—	—	—	—	(4,688)
42,640	4,270,962	2,757,627	2,589,520	2,653,882	103,443
42,959	3,122,251	4,208,293	15,179,241	8,603,092	247,057

259,389	42,045,673	16,152,968	1,829,747	4,376,517	93,707
—	—	—	—	—	—
(263)	(84,574)	406,787	(68,298)	1,598,078	17,468
(97)	—	145,530	1,049,007	(1,997,090)	598,476
—	—	78,953	—	305,435	—
—	—	(52,619)	(59,326)	(179,940)	—
—	—	(544,119)	20,398	(1,966,281)	—

259,029	41,961,099	16,187,500	2,771,528	2,136,719	709,651

1,003,922	59,342,795	23,349,026	14,206,566	6,386,526	232,868
—	—	—	—	—	—
4	486	2,173	4,776	(4,286)	509
—	—	204,469	73,664	(194,655)	175,434
—	—	(335,276)	55,352	(1,415,748)	—
—	—	(39,321)	(59,623)	(58,507)	—

1,003,926	59,343,281	23,181,071	14,280,735	4,713,330	408,811

1,262,955	101,304,380	39,368,571	17,052,263	6,850,049	1,118,462
$1,305,914	$104,426,631	$43,576,864	$32,231,504	$15,453,141	$1,365,519
$11,581	$840,538	$323,918	$200,403	$—	$—
$—	$155,852	$44,319	$55,739	$—	$—

$—	$(229,357)	$(112,146)	$(158,228)	$—	$(865)
$3	$—	$—	$—	$—	$501

Annual Report  87

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Equity Portfolio		Lazard Emerging Markets Core Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$232,149,086	$161,659,723	$1,663,930	$1,046,522
Net realized gain (loss) on investments, non-controlled affiliated issuers and foreign currency transactions	313,691,860	(577,994,447)	874,343	(10,076,393)
Net change in unrealized appreciation (depreciation) on investments, non-controlled affiliated issuers, foreign currency translations and forward currency contracts	2,560,467,147	2,342,584,278	52,693,224	13,204,494
Net increase (decrease) in net assets resulting from operations	3,106,308,093	1,926,249,554	55,231,497	4,174,623
Distributions to shareholders
From net investment income
Institutional Shares	(226,996,334)	(138,953,537)	(1,586,481)	(954,083)
Open Shares	(25,915,499)	(15,721,592)	(6,719)	(6,127)
R6 Shares	(7,709,553)	(2,890,782)	—	—
Return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(260,621,386)	(157,565,911)	(1,593,200)	(960,210)
Capital stock transactions
Net proceeds from sales
Institutional Shares	2,397,757,706	1,850,010,111	85,403,283	49,454,736
Open Shares	235,224,321	623,041,652	868,346	1,099,565
R6 Shares	206,333,563	28,742,036	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	209,533,744	131,660,395	1,345,985	770,627
Open Shares	25,363,644	15,351,111	6,640	6,092
R6 Shares	5,546,775	1,340,183	—	—
Cost of shares redeemed
Institutional Shares	(3,081,652,165)	(2,417,690,835)	(32,647,462)	(32,632,950)
Open Shares	(357,782,554)	(416,901,456)	(169,401)	(2,953,542)
R6 Shares	(109,573,255)	(3,035,306)	—	—
Net increase (decrease) in net assets from capital stock transactions	(469,248,221)	(187,482,109)	54,807,391	15,744,528
Redemption fees (Note 2(k))
Institutional Shares	—	25,687	—	939
Open Shares	—	5,762	—	—
Net increase in net assets from redemption fees	—	31,449	—	939
Total increase (decrease) in net assets	2,376,438,486	1,581,232,983	108,445,688	18,959,880
Net assets at beginning of period	10,797,203,109	9,215,970,126	123,724,462	104,764,582
Net assets at end of period*	$13,173,641,595	$10,797,203,109	$232,170,150	$123,724,462
*Includes undistributed (distributions in excess of) net investment income (loss) of	$33,735,126	$67,416,271	$(20,535)	$(45,878)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	583,417,967	612,915,207	13,928,987	11,913,811
Shares sold	135,632,859	124,977,329	7,668,413	5,746,230
Shares issued to shareholders from reinvestment of distributions	10,790,481	8,256,831	111,106	88,375
Shares redeemed	(166,260,650)	(162,731,400)	(2,984,945)	(3,819,429)
Net increase (decrease)	(19,837,310)	(29,497,240)	4,794,574	2,015,176
Shares outstanding at end of period	563,580,657	583,417,967	18,723,561	13,928,987
Open Shares
Shares outstanding at beginning of period	78,456,674	60,265,874	82,765	273,190
Shares sold	12,723,698	45,190,925	81,829	131,958
Shares issued to shareholders from reinvestment of distributions	1,272,648	934,081	550	699
Shares redeemed	(18,869,889)	(27,934,206)	(16,237)	(323,082)
Net increase (decrease)	(4,873,543)	18,190,800	66,142	(190,425)
Shares outstanding at end of period	73,583,131	78,456,674	148,907	82,765
R6 Shares
Shares outstanding at beginning of period	12,405,126	10,761,543	—	—
Shares sold	11,657,944	1,756,087	—	—
Shares issued to shareholders from reinvestment of distributions	285,927	84,140	—	—
Shares redeemed	(5,740,841)	(196,644)	—	—
Net increase (decrease)	6,203,030	1,643,583	—	—
Shares outstanding at end of period	18,608,156	12,405,126	—	—

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio		Lazard Emerging Markets Equity Blend Portfolio
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Period Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$540,016	$1,261,779	$42,959	$40,729	$3,122,251	$2,436,868

25,214,996	(28,631,539)	259,029	(276,680)	41,961,099	(26,087,003)

54,811,816	69,293,419	1,003,926	503,777	59,343,281	54,249,302
80,566,828	41,923,659	1,305,914	267,826	104,426,631	30,599,167

(545,028)	(1,789,340)	(45,503)	(43,969)	(3,582,638)	(1,412,652)
—	(45,302)	(2,873)	(1,641)	(54,048)	(13,457)
—	—	—	—	—	—

—	—	(2,064)	(2,269)	—	—
—	—	(130)	(85)	—	—
(545,028)	(1,834,642)	(50,570)	(47,964)	(3,636,686)	(1,426,109)

78,511,154	80,883,514	74,003	18,704	52,451,495	67,218,772
5,394,446	1,869,119	190,542	31,224	2,400,025	1,539,531
—	—	—	—	—	—

415,178	1,496,598	47,567	46,238	3,521,619	1,378,998
—	44,974	3,003	1,726	52,594	12,996
—	—	—	—	—	—

(76,215,062)	(276,473,758)	(20,514)	(1,350)	(51,346,472)	(102,375,323)
(3,135,641)	(6,293,824)	(18,223)	(14,008)	(1,926,477)	(2,636,302)
—	—	—	—	—	—

4,970,075	(198,473,377)	276,378	82,534	5,152,784	(34,861,328)

—	522	—	—	—	359
—	1	—	—	—	1
—	523	—	—	—	360
84,991,875	(158,383,837)	1,531,722	302,396	105,942,729	(5,687,910)
196,307,439	354,691,276	3,015,269	2,712,873	289,276,787	294,964,697
$281,299,314	$196,307,439	$4,546,991	$3,015,269	$395,219,516	$289,276,787

$(267,663)	$(252,731)	$(4,234)	$(1,873)	$(704,294)	$(380,821)

18,387,759	38,037,272	332,573	324,964	29,418,600	33,751,879
6,432,207	8,298,641	7,161	2,406	4,610,925	7,548,866
29,197	147,146	3,944	5,357	277,075	145,464
(6,286,572)	(28,095,300)	(1,991)	(154)	(4,481,507)	(12,027,609)
174,832	(19,649,513)	9,114	7,609	406,493	(4,333,279)
18,562,591	18,387,759	341,687	332,573	29,825,093	29,418,600

707,429	1,205,398	13,749	11,805	707,428	831,641
420,603	193,542	16,642	3,367	207,312	166,167
—	4,422	249	200	4,131	1,368
(258,148)	(695,933)	(1,620)	(1,623)	(167,415)	(291,748)
162,455	(497,969)	15,271	1,944	44,028	(124,213)
869,884	707,429	29,020	13,749	751,456	707,428

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

Annual Report  89

	Lazard Emerging Markets Multi-Asset Portfolio		Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,208,293	$3,114,272	$15,179,241	$15,446,547
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts, options and swap agreements	16,187,500	(10,354,656)	2,771,528	(7,352,621)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, options and swap agreements	23,181,071	22,474,530	14,280,735	13,899,270
Net increase (decrease) in net assets resulting from operations	43,576,864	15,234,146	32,231,504	21,993,196
Distributions to shareholders
From net investment income
Institutional Shares	(4,207,349)	(1,827,501)	(13,803,686)	(5,751,051)
Open Shares	(10,488)	(5,679)	(387,708)	(154,103)
R6 Shares	—	—	(2,026)	(11,027)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Return of capital
Institutional Shares	—	—	(878,881)	(9,184,866)
Open Shares	—	—	(24,685)	(246,113)
R6 Shares	—	—	(129)	(17,612)
Net decrease in net assets resulting from distributions	(4,217,837)	(1,833,180)	(15,097,115)	(15,364,772)
Capital stock transactions
Net proceeds from sales
Institutional Shares	25,201,612	35,709,659	45,172,035	44,616,278
Open Shares	91,378	347,386	3,209,100	1,631,298
R6 Shares	—	—	1,000	1,179,000
Net proceeds from reinvestment of distributions
Institutional Shares	4,205,482	1,825,988	14,640,287	14,870,730
Open Shares	10,488	5,679	412,234	399,977
R6 Shares	—	—	—	28,637
Cost of shares redeemed
Institutional Shares	(11,099,405)	(22,385,801)	(36,381,779)	(83,660,576)
Open Shares	(367,756)	(346,949)	(4,477,834)	(2,341,664)
R6 Shares	—	—	(1,158,913)	—
Net increase (decrease) in net assets from capital stock transactions	18,041,799	15,155,962	21,416,130	(23,276,320)
Redemption fees (Note 2(k))
Institutional Shares	—	—	—	20
Open Shares	—	— (a)	—	—
Net increase in net assets from redemption fees	—	— (a)	—	20
Total increase (decrease) in net assets	57,400,826	28,556,928	38,550,519	(16,647,876)
Net assets at beginning of period	190,947,430	162,390,502	248,778,393	265,426,269
Net assets at end of period*	$248,348,256	$190,947,430	$287,328,912	$248,778,393
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(231,757)	$(738,064)	$(6,656,272)	$(7,591,867)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	23,468,090	21,518,578	30,470,656	33,508,407
Shares sold	2,781,137	4,477,948	5,492,748	5,473,740
Shares issued to shareholders from reinvestment of distributions	438,758	227,396	1,756,827	1,829,527
Shares redeemed	(1,208,258)	(2,755,832)	(4,396,355)	(10,341,018)
Net increase (decrease)	2,011,637	1,949,512	2,853,220	(3,037,751)
Shares outstanding at end of period	25,479,727	23,468,090	33,323,876	30,470,656
Open Shares
Shares outstanding at beginning of period	104,144	101,155	852,546	887,388
Shares sold	10,163	45,492	390,174	205,640
Shares issued to shareholders from reinvestment of distributions	1,093	705	49,030	48,742
Shares redeemed	(40,423)	(43,208)	(525,173)	(289,224)
Net increase (decrease)	(29,167)	2,989	(85,969)	(34,842)
Shares outstanding at end of period	74,977	104,144	766,577	852,546
R6 Shares†
Shares outstanding at beginning of period	—	—	144,864	—
Shares sold	—	—	125	141,367
Shares issued to shareholders from reinvestment of distributions	—	—	—	3,497
Shares redeemed	—	—	(144,864)	—
Net increase (decrease)	—	—	(144,739)	144,864
Shares outstanding at end of period	—	—	125	144,864
(a) Amount is less than $0.50.

† The inception date for the R6 Shares was July 28, 2016.

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Lazard Explorer Total Return Portfolio		Lazard Emerging Markets Income Portfolio
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Period Ended December 31, 2016

$8,603,092	$12,168,369	$247,057	$232,294

2,136,719	1,830,531	709,651	(29,597)

4,713,330	3,609,690	408,811	177,831
15,453,141	17,608,590	1,365,519	380,528

(6,253,137)	(5,422,116)	(245,410)	(231,326)
(28,104)	(26,993)	—	—
—	—	—	—

—	—	(26,292)	(145,213)
—	—	(471)	(1,518)

(1,907,478)	(6,655,559)	—	—
(8,573)	(33,134)	—	—
—	—	—	—
(8,197,292)	(12,137,802)	(272,173)	(378,057)

9,865,405	21,329,605	279,121	52,500
262,829	279,048	2,500	—
—	—	—	—

8,119,904	12,073,073	271,421	376,539
36,460	59,738	471	1,517
—	—	—	—

(39,498,370)	(31,730,009)	(7,861,554)	(1,074,555)
(517,628)	(538,734)	(35,393)	(29,307)
—	—	—	—

(21,731,400)	1,472,721	(7,343,434)	(673,306)

—	—	—	—
—	—	—	—
—	—	—	—
(14,475,551)	6,943,509	(6,250,088)	(670,835)
257,507,593	250,564,084	12,284,251	12,955,086
$243,032,042	$257,507,593	$6,034,163	$12,284,251

$(1,244,305)	$(2,371,921)	$400,025	$(281,399)

29,244,079	29,101,055	1,447,433	1,519,965
1,104,102	2,459,699	31,224	6,241
907,944	1,377,643	30,314	43,853
(4,447,280)	(3,694,318)	(860,716)	(122,626)
(2,435,234)	143,024	(799,178)	(72,532)
26,808,845	29,244,079	648,255	1,447,433

133,440	155,824	15,090	18,495
29,262	32,116	278	—
4,055	6,780	50	178
(57,517)	(61,280)	(3,829)	(3,583)
(24,200)	(22,384)	(3,501)	(3,405)
109,240	133,440	11,589	15,090

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report  91

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$15.96	$13.44		$17.19	$18.67	$19.54
Income (loss) from investment operations:
Net investment income (loss) (a)	0.33	0.24	^	0.30	0.37	0.35
Net realized and unrealized gain (loss)	4.13	2.52		(3.76)	(1.13)	(0.51)
Total from investment operations	4.46	2.76		(3.46)	(0.76)	(0.16)
Less distributions from:
Net investment income	(0.40)	(0.24)		(0.23)	(0.37)	(0.36)
Net realized gains	—	—		(0.06)	(0.35)	(0.35)
Total distributions	(0.40)	(0.24)		(0.29)	(0.72)	(0.71)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$20.02	$15.96		$13.44	$17.19	$18.67
Total Return (c)	28.02%	20.52	%^	–20.16%	–4.16%	–0.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,285,358	$9,311,693		$8,238,638	$12,156,645	$12,691,329
Ratios to average net assets:
Net expenses	1.08%	1.09	%^	1.10%	1.09%	1.09%
Gross expenses	1.08%	1.09%		1.10%	1.09%	1.09%
Net investment income (loss)	1.82%	1.59	%^	1.83%	1.97%	1.80%
Portfolio turnover rate	14%	12%		14%	12%	16%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$16.41	$13.82		$17.65	$19.14	$20.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.29	0.21	^	0.26	0.34	0.30
Net realized and unrealized gain (loss)	4.25	2.58		(3.84)	(1.16)	(0.53)
Total from investment operations	4.54	2.79		(3.58)	(0.82)	(0.23)
Less distributions from:
Net investment income	(0.35)	(0.20)		(0.19)	(0.32)	(0.31)
Net realized gains	—	—		(0.06)	(0.35)	(0.35)
Total distributions	(0.35)	(0.20)		(0.25)	(0.67)	(0.66)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$20.60	$16.41		$13.82	$17.65	$19.14
Total Return (c)	27.73%	20.17	%^	–20.33%	–4.39%	–1.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,515,715	$1,287,552		$832,706	$1,474,597	$2,206,930
Ratios to average net assets:
Net expenses	1.34%	1.35	%^	1.37%	1.37%	1.37%
Gross expenses	1.34%	1.35%		1.37%	1.37%	1.37%
Net investment income (loss)	1.55%	1.35	%^	1.58%	1.76%	1.55%
Portfolio turnover rate	14%	12%		14%	12%	16%

The accompanying notes are an integral part of these financial statements.

92  Annual Report

				For the Period
Selected data for a share of capital stock	Year Ended			1/19/15* to
outstanding throughout each period	12/31/17	12/31/16		12/31/15
R6 Shares
Net asset value, beginning of period	$15.96	$13.44		$17.26
Income (loss) from investment operations:
Net investment income (loss) (a)	0.35	0.23	^	0.27
Net realized and unrealized gain (loss)	4.11	2.53		(3.80)
Total from investment operations	4.46	2.76		(3.53)
Less distributions from:
Net investment income	(0.40)	(0.24)		(0.23)
Net realized gains	—	—		(0.06)
Total distributions	(0.40)	(0.24)		(0.29)
Net asset value, end of period	$20.02	$15.96		$13.44
Total Return (c)	28.02%	20.52	%^	–20.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$372,568	$197,959		$144,626
Ratios to average net assets (d):
Net expenses	1.08%	1.09	%^	1.12%
Gross expenses	1.08%	1.10%		1.13%
Net investment income (loss)	1.91%	1.54	%^	1.79%
Portfolio turnover rate	14%	12%		14%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
*	The inception date for the R6 Shares was January 19, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  93

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

					For the Period
Selected data for a share of capital stock	Year Ended				10/31/13* to
outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$8.83	$8.60	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.08	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	3.45	0.22	(1.03)	(0.15)	(0.16)
Total from investment operations	3.56	0.30	(1.00)	(0.12)	(0.17)
Less distributions from:
Net investment income	(0.09)	(0.07)	(0.01)	(0.08)	—
Return of capital	—	—	(0.01)	(0.01)	—
Total distributions	(0.09)	(0.07)	(0.02)	(0.09)	—
Redemption fees	—	— (b)	— (b)	—	—
Net asset value, end of period	$12.30	$8.83	$8.60	$9.62	$9.83
Total Return (c)	40.35%	3.47%	–10.36%	–1.25%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$230,343	$122,995	$102,421	$39,832	$3,265
Ratios to average net assets (d):
Net expenses	1.20%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.20%	1.31%	1.52%	2.28%	24.66%
Net investment income (loss)	0.98%	0.89%	0.32%	0.28%	–0.71%
Portfolio turnover rate	15%	62%	46%	45%	12%

					For the Period
Selected data for a share of capital stock	Year Ended				10/31/13* to
outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$8.81	$8.58	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.07	— (b)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	3.45	0.20	(1.04)	(0.11)	(0.16)
Total from investment operations	3.51	0.27	(1.04)	(0.15)	(0.17)
Less distributions from:
Net investment income	(0.05)	(0.04)	—	(0.05)	—
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.05)	(0.04)	—	(0.06)	—
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$12.27	$8.81	$8.58	$9.62	$9.83
Total Return (c)	39.80%	3.17%	–10.81%	–1.56%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,828	$729	$2,344	$5,266	$627
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.45%	2.14%	2.35%	2.81%	30.92%
Net investment income (loss)	0.56%	0.85%	–0.04%	–0.35%	–0.90%
Portfolio turnover rate	15%	62%	46%	45%	12%

*	The Portfolio commenced operations on October 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

94  Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$10.28	$9.04		$10.43	$11.81	$12.40
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	0.05	^	0.06	0.09	0.11
Net realized and unrealized gain (loss)	4.20	1.29		(1.40)	(1.30)	(0.60)
Total from investment operations	4.23	1.34		(1.34)	(1.21)	(0.49)
Less distributions from:
Net investment income	(0.03)	(0.10)		(0.05)	(0.17)	(0.10)
Total distributions	(0.03)	(0.10)		(0.05)	(0.17)	(0.10)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.48	$10.28		$9.04	$10.43	$11.81
Total Return (c)	41.15%	14.81	%^	–12.84%	–10.27%	–3.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$268,730	$189,035		$343,788	$426,847	$558,716
Ratios to average net assets:
Net expenses	1.18%	1.21	%^	1.20%	1.19%	1.17%
Gross expenses	1.18%	1.23%		1.20%	1.19%	1.17%
Net investment income (loss)	0.24%	0.48	%^	0.55%	0.80%	0.96%
Portfolio turnover rate	46%	56%		66%	57%	48%

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$10.28	$9.05		$10.43	$11.81	$12.40
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	0.01	^	0.01	0.08	0.11
Net realized and unrealized gain (loss)	4.19	1.28		(1.38)	(1.33)	(0.63)
Total from investment operations	4.17	1.29		(1.37)	(1.25)	(0.52)
Less distributions from:
Net investment income	—	(0.06)		(0.01)	(0.13)	(0.07)
Total distributions	—	(0.06)		(0.01)	(0.13)	(0.07)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.45	$10.28		$9.05	$10.43	$11.81
Total Return (c)	40.56%	14.31	%^	–13.11%	–10.57%	–4.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,569	$7,272		$10,903	$16,029	$44,324
Ratios to average net assets:
Net expenses	1.58%	1.60	%^	1.57%	1.49%	1.45%
Gross expenses	1.58%	1.65%		1.57%	1.49%	1.45%
Net investment income (loss)	–0.17%	0.06	%^	0.13%	0.70%	0.90%
Portfolio turnover rate	46%	56%		66%	57%	48%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. For Institutional Shares, the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open Shares, the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  95

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

			For the Period
Selected data for a share of capital stock	Year Ended		5/29/15* to
outstanding throughout each period	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$8.71	$8.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.12	0.08
Net realized and unrealized gain (loss)	3.58	0.67	(1.88)
Total from investment operations	3.70	0.79	(1.80)
Less distributions from:
Net investment income	(0.13)	(0.13)	(0.14)
Return of capital	(0.01)	(0.01)	—
Total distributions	(0.14)	(0.14)	(0.14)
Net asset value, end of period	$12.27	$8.71	$8.06
Total Return (b)	42.52%	9.83%	–17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,191	$2,896	$2,618
Ratios to average net assets (c):
Net expenses	1.10%	1.10%	1.10%
Gross expenses	6.29%	9.57%	11.47%
Net investment income (loss)	1.15%	1.41%	1.54%
Portfolio turnover rate	52%	57%	38%

			For the Period
Selected data for a share of capital stock	Year Ended		5/29/15* to
outstanding throughout each period	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$8.71	$8.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.09	0.06
Net realized and unrealized gain (loss)	3.58	0.68	(1.87)
Total from investment operations	3.66	0.77	(1.81)
Less distributions from:
Net investment income	(0.09)	(0.11)	(0.13)
Return of capital	(0.01)	(0.01)	—
Total distributions	(0.10)	(0.12)	(0.13)
Net asset value, end of period	$12.27	$8.71	$8.06
Total Return (b)	42.09%	9.51%	–18.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$356	$120	$95
Ratios to average net assets (c):
Net expenses	1.40%	1.40%	1.40%
Gross expenses	12.17%	20.02%	26.37%
Net investment income (loss)	0.72%	1.06%	1.18%
Portfolio turnover rate	52%	57%	38%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

96  Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$9.60	$8.53		$10.00	$11.18	$11.45
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.08	^	0.12	0.15	0.11
Net realized and unrealized gain (loss)	3.35	1.04		(1.39)	(1.12)	(0.24)
Total from investment operations	3.45	1.12		(1.27)	(0.97)	(0.13)
Less distributions from:
Net investment income	(0.12)	(0.05)		(0.19)	(0.21)	(0.08)
Net realized gains	—	—		—	—	(0.05)
Return of capital	—	—		(0.01)	— (b)	(0.01)
Total distributions	(0.12)	(0.05)		(0.20)	(0.21)	(0.14)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$12.93	$9.60		$8.53	$10.00	$11.18
Total Return (c)	35.98%	13.12	%^	–12.74%	–8.66%	–1.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$385,492	$282,473		$287,857	$463,043	$478,754
Ratios to average net assets:
Net expenses	1.21%	1.25	%^	1.20%	1.28%	1.30%
Gross expenses	1.21%	1.26%		1.20%	1.28%	1.33%
Net investment income (loss)	0.90%	0.88	%^	1.22%	1.33%	1.00%
Portfolio turnover rate	57%	47%		38%	44%	48%

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$9.62	$8.55		$9.99	$11.17	$11.44
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.05	^	0.11	0.10	0.07
Net realized and unrealized gain (loss)	3.34	1.04		(1.38)	(1.10)	(0.24)
Total from investment operations	3.40	1.09		(1.27)	(1.00)	(0.17)
Less distributions from:
Net investment income	(0.07)	(0.02)		(0.17)	(0.18)	(0.04)
Net realized gains	—	—		—	—	(0.05)
Return of capital	—	—		— (b)	— (b)	(0.01)
Total distributions	(0.07)	(0.02)		(0.17)	(0.18)	(0.10)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$12.95	$9.62		$8.55	$9.99	$11.17
Total Return (c)	35.38%	12.74	%^	–12.77%	–8.95%	–1.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,728	$6,804		$7,107	$123,756	$118,594
Ratios to average net assets:
Net expenses	1.60%	1.60	%^	1.54%	1.60%	1.60%
Gross expenses	1.61%	1.89%		1.54%	1.63%	1.69%
Net investment income (loss)	0.50%	0.54	%^	1.10%	0.94%	0.61%
Portfolio turnover rate	57%	47%		38%	44%	48%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  97

LAZARD EMERGING MARKETS MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$8.10	$7.51		$8.58	$9.28	$9.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.14	^	0.13	0.17	0.13
Net realized and unrealized gain (loss)	1.62	0.53		(1.12)	(0.70)	(0.37)
Total from investment operations	1.79	0.67		(0.99)	(0.53)	(0.24)
Less distributions from:
Net investment income	(0.17)	(0.08)		(0.08)	(0.17)	(0.10)
Net realized gains	—	—		—	—	(0.08)
Return of capital	—	—		—	— (b)	—
Total distributions	(0.17)	(0.08)		(0.08)	(0.17)	(0.18)
Redemption fees	—	—		—	— (b)	— (b)
Net asset value, end of period	$9.72	$8.10		$7.51	$8.58	$9.28
Total Return (c)	22.08%	8.91	%^	–11.59%	–5.57%	–2.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$247,618	$190,102		$161,629	$194,451	$223,328
Ratios to average net assets:
Net expenses	1.23%	1.30	%^	1.30%	1.28%	1.30%
Gross expenses	1.23%	1.31%		1.32%	1.28%	1.31%
Net investment income (loss)	1.88%	1.73	%^	1.52%	1.86%	1.42%
Portfolio turnover rate	95%	111%		109%	122%	155%

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$8.12	$7.53		$8.60	$9.29	$9.71
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.12	^	0.10	0.15	0.10
Net realized and unrealized gain (loss)	1.60	0.52		(1.12)	(0.70)	(0.37)
Total from investment operations	1.74	0.64		(1.02)	(0.55)	(0.27)
Less distributions from:
Net investment income	(0.13)	(0.05)		(0.05)	(0.14)	(0.07)
Net realized gains	—	—		—	—	(0.08)
Return of capital	—	—		—	— (b)	—
Total distributions	(0.13)	(0.05)		(0.05)	(0.14)	(0.15)
Redemption fees	—	—	(b)	—	—	— (b)
Net asset value, end of period	$9.73	$8.12		$7.53	$8.60	$9.29
Total Return (c)	21.49%	8.57	%^	–11.85%	–5.89%	–2.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$730	$845		$761	$1,198	$2,185
Ratios to average net assets:
Net expenses	1.60%	1.60	%^	1.60%	1.60%	1.60%
Gross expenses	3.07%	2.94%		2.96%	2.23%	2.52%
Net investment income (loss)	1.54%	1.46	%^	1.22%	1.63%	1.03%
Portfolio turnover rate	95%	111%		109%	122%	155%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

98  Annual Report

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$7.90	$7.71	$8.84	$9.53	$10.85
Income (loss) from investment operations:
Net investment income (loss) (a)	0.46	0.48 ^	0.39	0.49	0.49
Net realized and unrealized gain (loss)	0.53	0.19	(1.13)	(0.66)	(1.25)
Total from investment operations	0.99	0.67	(0.74)	(0.17)	(0.76)
Less distributions from:
Net investment income	(0.43)	(0.19)	— (b)	(0.15)	(0.52)
Net realized gains	—	—	—	—	(0.04)
Return of capital	(0.03)	(0.29)	(0.39)	(0.37)	—
Total distributions	(0.46)	(0.48)	(0.39)	(0.52)	(0.56)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$8.43	$7.90	$7.71	$8.84	$9.53
Total Return (c)	12.69%	8.64%^	–8.55%	–2.07%	–7.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$280,808	$240,833	$258,517	$326,165	$446,180
Ratios to average net assets:
Net expenses	0.93%	0.96%^	0.96%	0.96%	0.97%
Gross expenses	0.93%	0.96%	0.96%	0.96%	0.97%
Net investment income (loss)	5.52%	5.90%^	4.69%	5.14%	4.84%
Portfolio turnover rate	88%	118%	162%	204%	108%

Selected data for a share of capital stock	Year Ended
outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$7.98	$7.79	$8.91	$9.59	$10.88
Income (loss) from investment operations:
Net investment income (loss) (a)	0.44	0.46 ^	0.36	0.46	0.45
Net realized and unrealized gain (loss)	0.51	0.19	(1.11)	(0.68)	(1.24)
Total from investment operations	0.95	0.65	(0.75)	(0.22)	(0.79)
Less distributions from:
Net investment income	(0.40)	(0.18)	— (b)	(0.09)	(0.46)
Net realized gains	—	—	—	—	(0.04)
Return of capital	(0.03)	(0.28)	(0.37)	(0.37)	—
Total distributions	(0.43)	(0.46)	(0.37)	(0.46)	(0.50)
Redemption fees	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$8.50	$7.98	$7.79	$8.91	$9.59
Total Return (c)	12.16%	8.27%^	–8.64%	–2.53%	–7.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,520	$6,801	$6,910	$1,107	$9,310
Ratios to average net assets:
Net expenses	1.22%	1.28%^	1.30%	1.30%	1.30%
Gross expenses	1.36%	1.40%	1.75%	1.71%	1.39%
Net investment income (loss)	5.21%	5.59%^	4.54%	4.80%	4.45%
Portfolio turnover rate	88%	118%	162%	204%	108%

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/17	For the Period 7/28/16* to 12/31/16
R6 Shares
Net asset value, beginning of period	$7.90	$8.34
Income (loss) from investment operations:
Net investment income (loss) (a)	0.45	0.20 ^
Net realized and unrealized gain (loss)	0.54	(0.44)
Total from investment operations	0.99	(0.24)
Less distributions from:
Net investment income	(0.01)	(0.08)
Return of capital	— (b)	(0.12)
Total distributions	(0.01)	(0.20)
Net asset value, end of period	$8.88	$7.90
Total Return (c)	12.61%	–2.93%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1,145
Ratios to average net assets (d):
Net expenses	0.90%	0.90%^
Gross expenses	43.88%	2.21%
Net investment income (loss)	5.71%	5.73%^
Portfolio turnover rate	88%	118%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. For Institutional Shares, there was a 0.14% impact on the total return and the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open and R6 Shares, there was no impact on the total return and the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
*	The inception date for the R6 Shares was July 28, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

100  Annual Report

LAZARD EXPLORER TOTAL RETURN PORTFOLIO

					For the Period
Selected data for a share of capital stock	Year Ended				6/28/13* to
outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Institutional Shares
Net asset value, beginning of period	$8.77	$8.56	$9.32	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.31	0.42	0.28	0.36	0.16
Net realized and unrealized gain (loss)	0.24	0.21	(0.75)	(0.38)	(0.12)
Total from investment operations	0.55	0.63	(0.47)	(0.02)	0.04
Less distributions from:
Net investment income	(0.22)	(0.19)	(0.15)	(0.49)	(0.18)
Net realized gains	—	—	—	(0.01)	—
Return of capital	(0.07)	(0.23)	(0.14)	(0.02)	—
Total distributions	(0.29)	(0.42)	(0.29)	(0.52)	(0.18)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$9.03	$8.77	$8.56	$9.32	$9.86
Total Return (c)	6.41%	7.47%	–5.13%	–0.21%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$242,040	$256,331	$249,222	$133,473	$31,450
Ratios to average net assets (d):
Net expenses	1.06%	1.12%	1.16%	1.24%	1.30%
Gross expenses	1.06%	1.12%	1.16%	1.30%	2.97%
Net investment income (loss)	3.45%	4.80%	3.17%	3.57%	3.15%
Portfolio turnover rate	152%	173%	262%	182%	69%

					For the Period
Selected data for a share of capital stock	Year Ended				6/28/13* to
outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Open Shares
Net asset value, beginning of period	$8.82	$8.61	$9.37	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.28	0.39	0.24	0.33	0.14
Net realized and unrealized gain (loss)	0.24	0.21	(0.75)	(0.38)	(0.11)
Total from investment operations	0.52	0.60	(0.51)	(0.05)	0.03
Less distributions from:
Net investment income	(0.20)	(0.17)	(0.12)	(0.43)	(0.15)
Net realized gains	—	—	—	(0.01)	—
Return of capital	(0.06)	(0.22)	(0.14)	(0.02)	—
Total distributions	(0.26)	(0.39)	(0.26)	(0.46)	(0.15)
Redemption fees	—	—	0.01	— (b)	—
Net asset value, end of period	$9.08	$8.82	$8.61	$9.37	$9.88
Total Return (c)	6.02%	7.07%	–5.42%	–0.52%	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$992	$1,176	$1,342	$7,150	$2,665
Ratios to average net assets (d):
Net expenses	1.42%	1.48%	1.50%	1.54%	1.60%
Gross expenses	2.36%	2.34%	1.66%	1.78%	5.01%
Net investment income (loss)	3.09%	4.46%	2.62%	3.26%	2.78%
Portfolio turnover rate	152%	173%	262%	182%	69%

*	The Portfolio commenced operations on June 28, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  101

LAZARD EMERGING MARKETS INCOME PORTFOLIO

				For the Period
Selected data for a share of capital stock	Year Ended			4/30/14* to
outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14
Institutional Shares
Net asset value, beginning of period	$8.40	$8.42	$9.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.16	0.01	0.01
Net realized and unrealized gain (loss)	0.79	0.08	(0.74)	(0.85)
Total from investment operations	0.98	0.24	(0.73)	(0.84)
Less distributions from:
Net investment income	(0.20)	(0.16)	—	—
Net realized gains	(0.04)	(0.10)	—	—
Return of capital	—	—	(0.01)	—
Total distributions	(0.24)	(0.26)	(0.01)	—
Net asset value, end of period	$9.14	$8.40	$8.42	$9.16
Total Return (b)	11.73%	2.82%	–7.94%	–8.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,925	$12,156	$12,800	$4,985
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%	0.90%
Gross expenses	2.13%	2.25%	2.55%	5.15%
Net investment income (loss)	2.17%	1.80%	0.09%	0.10%
Portfolio turnover rate	74%	174%	175%	125%

				For the Period
Selected data for a share of capital stock	Year Ended			4/30/14* to
outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14
Open Shares
Net asset value, beginning of period	$8.50	$8.39	$9.14	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.13	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.79	0.08	(0.73)	(0.85)
Total from investment operations	0.97	0.21	(0.75)	(0.86)
Less distributions from:
Net realized gains	(0.04)	(0.10)	—	—
Total distributions	(0.04)	(0.10)	—	—
Net asset value, end of period	$9.43	$8.50	$8.39	$9.14
Total Return (b)	11.42%	2.52%	–8.21%	–8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$109	$128	$155	$132
Ratios to average net assets (c):
Net expenses	1.13%	1.20%	1.20%	1.20%
Gross expenses	12.51%	12.29%	12.19%	13.96%
Net investment income (loss)	1.96%	1.51%	–0.18%	–0.18%
Portfolio turnover rate	74%	174%	175%	125%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements December 31, 2017

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

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If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts.

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When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2017, the Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios traded in forward currency contracts.

(d) Futures Contracts—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the year ended December 31, 2017, the Emerging Markets Multi-Asset and Explorer Total Return Portfolios traded in futures contracts.

(e) Options Transactions—For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2017, the Emerging Markets Multi-Asset, Emerging Markets Debt and Explorer Total Return Portfolios traded in options transactions.

(f) Swap Agreements—A Portfolio may enter into credit default swap agreements whereby one counterparty (the “Protection Buyer”) pays an upfront pay-

Annual Report  105

ment or a periodic fee throughout the term of the swap agreement provided there is no credit event, which is expressed in basis points on the notional amount, in return for a payment by the seller of the credit default swap agreement (the “Protection Seller”) that results if a credit event such as defined in the swap agreement occurs, such as bankruptcy of the reference entity, obligation or index. Such credit default swap agreements are cash settled transactions. If a Portfolio enters into a credit default swap agreement as the Protection Buyer, the Portfolio is exposed to credit risk arising from the potential inability of the Protection Seller to perform under the agreement. If a Portfolio enters into a credit default swap agreement as the Protection Seller, the Portfolio is not exposed to credit risk but is subject to market risk as the credit default swap agreement is recorded at fair value which reflects the creditworthiness of the reference entity. As a Protection Seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to risk of loss limited to the notional amount of the swap agreement.

Credit ratings on the reference obligor underlying the credit derivatives, together with the periods of expiration, are generally indicators of payment/performance risk. In such instances where a Portfolio is the seller of protection, the likelihood of payment and performance is generally considered greater as the credit spread on the reference obligor underlying the credit derivatives and the period of expiration increases.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2017, the Emerging Markets Multi-Asset, Emerging Markets Debt and Explorer Total Return Portfolios traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$(80,559,478)	$(813,014,773)
Emerging Markets Core Equity	(6,480,547)	(4,534,425)
Developing Markets Equity	(31,362,106)	(101,317,822)
Emerging Markets Equity Advantage	(221,922)	—
Emerging Markets Equity Blend	(3,706,958)	(52,861,679)
Emerging Markets Multi-Asset	(3,380,598)	(11,003,216)
Emerging Markets Debt	(22,356,433)	(11,399,347)
Explorer Total Return	(10,242,287)	—

106  Annual Report

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Equity	$10,895,174,295	$3,039,131,739	$747,467,700	$2,291,664,039
Emerging Markets Core Equity	186,003,621	58,435,416	1,284,121	57,151,295
Developing Markets Equity	219,179,751	68,490,249	5,933,828	62,556,421
Emerging Markets Equity Advantage	3,460,615	1,185,155	66,352	1,118,803
Emerging Markets Equity Blend	334,972,708	72,763,504	12,342,077	60,421,427
Emerging Markets Multi-Asset	222,923,322	29,763,884	6,008,074	23,755,810
Emerging Markets Debt	280,304,499	4,475,459	7,846,972	(3,371,513)
Explorer Total Return	237,937,174	8,482,715	6,095,381	2,387,334
Emerging Markets Income	5,494,666	58,212	98,361	(40,149)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Inter-

nal Revenue Service for a period of three years from the date of filing.

(h) Dividends and Distributions—Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios intend to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, return of capital distributions, certain fixed-income securities, expenses and derivatives. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

Emerging Markets Equity	$—	$(5,208,845)	$5,208,845
Emerging Markets Core Equity	—	(45,387)	45,387
Developing Markets Equity	—	(9,920)	9,920
Emerging Markets Equity Advantage	(2,610)	5,250	(2,640)
Emerging Markets Equity Blend	2	190,962	(190,964)
Emerging Markets Multi-Asset	(9,622)	515,851	(506,229)
Emerging Markets Debt	(903,695)	853,469	50,226
Emerging Total Return	(1,902,979)	721,816	1,181,163
Emerging Markets Income	(2,430)	679,777	(677,347)

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The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2017	2016	2017	2016

Emerging Markets Equity	$260,621,386	$157,565,911	$—	$—
Emerging Markets Core Equity	1,593,200	960,210	—	—
Developing Markets Equity	545,028	1,834,642	—	—
Emerging Markets Equity Advantage*	48,376	45,610	—	—
Emerging Markets Equity Blend	3,636,686	1,426,109	—	—
Emerging Markets Multi-Asset	4,217,837	1,833,180	—	—
Emerging Markets Debt*	14,193,420	5,916,181	—	—
Explorer Total Return*	6,281,241	5,449,109	—	—
Emerging Markets Income	272,173	240,170	—	137,887

*	Emerging Markets Advantage, Emerging Markets Debt and Explorer Total Return Portfolios had return of capital distributions of $2,194, $903,695 and $1,916,051 in 2017, and $2,354, $9,448,591 and $6,688,693 in 2016, respectively.

At December 31, 2017, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Emerging Markets Equity	$37,404,790	$(893,574,251)	$2,290,363,252
Emerging Markets Core Equity	42,120	(11,014,972)	56,884,529
Developing Markets Equity	1,841,435	(132,679,928)	62,339,266
Emerging Markets Equity Advantage	—	(221,922)	1,118,810
Emerging Markets Equity Blend	209,423	(56,568,637)	60,145,461
Emerging Markets Multi-Asset	669,934	(14,383,814)	23,616,038
Emerging Markets Debt	—	(33,755,780)	(3,554,360)
Explorer Total Return	—	(10,242,287)	2,339,629
Emerging Markets Income	546,742	—	(54,505)

(i) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(j) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(k) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

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(m) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Multi-Asset	1.00
Emerging Markets Debt	0.75
Explorer Total Return (a)	0.90
Emerging Markets Income	0.65

(a)	From January 1, 2017 to June 6, 2017, percentage was 0.95%.

The Investment Manager has voluntarily agreed, until May 1 of the year shown below (except as noted), to waive its fees and, if necessary, reimburse the Portfolios if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

Emerging Markets Equity	1.30%	1.60%	1.25%	2018
Emerging Markets Core Equity	1.30	1.60	N/A	2018
Developing Markets Equity	1.30	1.60	N/A	2018
Emerging Markets Equity Advantage	1.10	1.40	N/A	2018
Emerging Markets Equity Blend	1.30	1.60	N/A	2018
Emerging Markets Multi-Asset	1.30	1.60	N/A	2027	(a)
Emerging Markets Debt	0.95	1.20	0.90	2027	(b)
Explorer Total Return (c)	1.10	1.40	N/A	2018
Emerging Markets Income (d)	0.90	1.05	N/A	2018

(a)	Agreement is through May 1, 2027.
(b)	Agreement extends, for May 1, 2018 through May 1, 2027, at levels of 1.10%, 1.40% and 1.05%, respectively. From January 1, 2017 to June 6, 2017, percentage for the Open Shares was 1.25%.
(c)	From January 1, 2017 to June 6, 2017, percentages were 1.15% and 1.45%, respectively.
(d)	From January 1, 2017 to June 6, 2017, percentage for the Open Shares was 1.20%.

In addition to the expense limitation agreements, until May 1, 2018, to the extent the “Total Annual Portfolio Operating Expenses” (as defined in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

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	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Core Equity	$ —	$ —	$11,057	$ —
Emerging Markets Equity Advantage	30,768	152,634	1,704	19,635
Emerging Markets Equity Blend	—	—	954	—
Emerging Markets Multi-Asset	—	—	8,265	3,888
Emerging Markets Debt	—	—	10,563	—
Explorer Total Return	—	—	11,535	163
Emerging Markets Income	73,300	60,204	815	13,413

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Emerging Markets Equity	$919	$—
Emerging Markets Debt	290	16,388

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services. For the year ended December 31, 2017, State Street waived its fund administration fee as follows:

Portfolio	Amount

Emerging Markets Equity Advantage	$4,688
Emerging Markets Income	4,688

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”),

a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

On January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. Effective January 1, 2018, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director, and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional

110  Annual Report

compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$1,742,676,214	$2,069,195,619
Emerging Markets Core Equity	80,202,003	24,821,615
Developing Markets Equity	109,715,214	108,113,377
Emerging Markets Equity Advantage	2,233,495	1,974,195
Emerging Markets Equity Blend	192,844,439	195,629,969
Emerging Markets Multi-Asset	177,219,978	165,504,458
Emerging Markets Debt	257,630,029	221,811,573
Explorer Total Return	224,471,790	266,422,128
Emerging Markets Income	1,587,876	4,436,543

For the year ended December 31, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2017, the Investment Manager owned 84.69% and 80.26% of the outstanding shares of the Emerging Markets Equity Advantage and Emerging Markets Income Portfolios, respectively.

Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for the Emerging Markets Equity Portfolio for the year ended December 31, 2017 were as follows:

Non-Controlled Affiliates	Number of Shares Held at December 31, 2016	Gross Additions	Gross Reductions	Number of Shares Held at December 31, 2017	Fair Value at December 31, 2017	Investment Income	Realized Gain (Loss)

PPC, Ltd.	86,074,258	14,374,275	(16,633,368)	83,815,165	$47,196,829	$—	$(29,675,240)
Weichai Power Co., Ltd., Class H	71,090,644	88,968,644	(17,961,000)	142,098,288	155,656,904	4,549,165	(5,048,797)
Total Affiliated Securities (Fair Value is 1.54% of Net Assets)					$202,853,733	$4,549,165	$(34,724,037)

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2017, the following Portfolios had borrowings under the Agreement as follows:

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Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Emerging Markets Core Equity	$1,330,000	$1,400,000	1.78%	2
Developing Markets Equity	1,325,000	6,100,000	1.80	8
Emerging Markets Equity Advantage	6,355	10,000	1.80	11
Emerging Markets Income	875,333	2,900,000	2.29	9

*  For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationaliza-

tion of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which

112  Annual Report

may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.“The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(e) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which

Annual Report  113

reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2017:

114  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Emerging Markets Equity Portfolio
Common Stocks*
Argentina	$212,833,763	$—	$—	$212,833,763
Brazil	299,362,614	1,089,968,809	—	1,389,331,423
China	1,055,075,709	1,189,100,758	—	2,244,176,467
Egypt	—	101,082,275	—	101,082,275
Hungary	—	225,446,697	—	225,446,697
India	—	1,297,936,306	—	1,297,936,306
Indonesia	212,690,986	472,484,747	—	685,175,733
Malaysia	—	82,661,401	—	82,661,401
Mexico	423,485,598	—	—	423,485,598
Pakistan	—	215,890,759	—	215,890,759
Philippines	96,072,061	—	—	96,072,061
Russia	195,693,274	1,006,054,817	—	1,201,748,091
South Africa	—	1,381,137,951	—	1,381,137,951
South Korea	—	1,840,544,656	—	1,840,544,656
Taiwan	—	681,029,214	—	681,029,214
Thailand	—	167,760,008	—	167,760,008
Turkey	—	628,858,115	—	628,858,115
Short-Term Investments	311,664,480	—	—	311,664,480
Total	$2,806,878,485	$10,379,956,513	$—	$13,186,834,998

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Emerging Markets Core Equity Portfolio
Common Stocks*
Argentina	$3,945,656	$—	$—	$3,945,656
Brazil	4,691,638	12,714,190	—	17,405,828
China	21,698,791	34,071,359	—	55,770,150
Colombia	4,948,412	—	—	4,948,412
Hong Kong	—	2,750,525	—	2,750,525
Hungary	—	2,896,217	—	2,896,217
India	8,568,197	13,358,354	—	21,926,551
Indonesia	2,064,013	3,139,918	—	5,203,931
Luxembourg	4,766,823	—	—	4,766,823
Mexico	7,182,125	—	—	7,182,125
Peru	2,167,643	—	—	2,167,643
Philippines	—	4,260,104	—	4,260,104
Portugal	—	2,375,090	—	2,375,090
Russia	1,013,189	14,413,087	—	15,426,276
South Africa	—	13,068,709	—	13,068,709
South Korea	—	29,487,776	—	29,487,776
Taiwan	15,464,347	8,366,600	—	23,830,947
Thailand	—	3,250,790	—	3,250,790
Turkey	—	4,547,906	—	4,547,906
United Arab Emirates	—	1,260,365	—	1,260,365
United Kingdom	2,613,248	—	—	2,613,248
Preferred Stocks*
Brazil	2,974,621	—	—	2,974,621
Short-Term Investments	11,088,660	—	—	11,088,660
Total	$93,187,363	$149,960,990	$—	$243,148,353

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Developing Markets Equity Portfolio
Common Stocks*
Argentina	$2,520,558	$—	$—	$2,520,558
Brazil	7,154,179	—	—	7,154,179
Canada	3,540,983	—	—	3,540,983
China	28,618,659	68,138,895	—	96,757,554
Colombia	2,587,696	—	—	2,587,696
Hong Kong	—	11,449,613	—	11,449,613
India	14,101,932	15,607,576	—	29,709,508
Indonesia	—	7,916,921	—	7,916,921
Mexico	2,625,524	—	—	2,625,524
Peru	5,300,874	—	—	5,300,874
Philippines	—	4,073,969	—	4,073,969
Portugal	—	5,532,881	—	5,532,881
Russia	4,988,676	15,415,686	—	20,404,362
South Africa	—	9,344,433	—	9,344,433
South Korea	—	22,101,970	—	22,101,970
Taiwan	3,718,322	24,525,820	—	28,244,142
Turkey	—	8,954,132	—	8,954,132
United Kingdom	—	2,877,720	—	2,877,720
Preferred Stocks*
Brazil	2,699,049	—	—	2,699,049
Short-Term Investments	7,940,103	—	—	7,940,103
Total	$85,796,555	$195,939,616	$—	$281,736,171

116  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Emerging Markets Equity Advantage Portfolio
Common Stocks*
Brazil	$—	$168,602	$—	$168,602
Chile	30,017	—	—	30,017
China	258,906	952,090	—	1,210,996
Colombia	43,101	—	—	43,101
Egypt	23,734	—	—	23,734
Greece	—	17,450	—	17,450
Hong Kong	—	42,337	—	42,337
Hungary	—	76,006	—	76,006
India	233,549	78,346	—	311,895
Indonesia	51,423	118,172	—	169,595
Luxembourg	28,715	—	—	28,715
Malaysia	—	163,681	—	163,681
Mexico	75,177	—	—	75,177
Philippines	—	99,229	—	99,229
Poland	—	116,466	—	116,466
Russia	—	112,844	—	112,844
Singapore	9,984	—	—	9,984
South Africa	8,419	217,739	—	226,158
South Korea	142,512	649,270	—	791,782
Taiwan	223,349	332,649	—	555,998
Thailand	—	140,639	—	140,639
Turkey	34,007	35,660	—	69,667
United States	16,368	—	—	16,368
Preferred Stocks*
Brazil	65,586	—	—	65,586
Short-Term Investments	13,391	—	—	13,391
Total	$1,258,238	$3,321,180	$—	$4,579,418

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Emerging Markets Equity Blend Portfolio
Common Stocks*
Argentina	$8,379,530	$—	$—	$8,379,530
Brazil	17,354,384	13,973,941	—	31,328,325
Canada	4,425,826	—	—	4,425,826
Chile	387,976	—	—	387,976
China	49,811,152	61,430,405	—	111,241,557
Colombia	2,569,651	—	—	2,569,651
Egypt	—	1,954,696	—	1,954,696
Georgia	—	2,521,091	—	2,521,091
Hong Kong	—	15,400,269	—	15,400,269
Hungary	—	2,557,664	—	2,557,664
India	11,077,999	25,361,868	—	36,439,867
Indonesia	2,684,893	13,342,686	—	16,027,579
Kenya	—	415,985	—	415,985
Kuwait	—	242,459	—	242,459
Mexico	9,248,456	—	—	9,248,456
Morocco	—	260,576	—	260,576
Oman	—	360,285	—	360,285
Pakistan	—	621,678	—	621,678
Peru	3,773,567	—	—	3,773,567
Philippines	845,308	—	—	845,308
Russia	12,372,714	17,273,255	—	29,645,969
Singapore	—	2,523,538	—	2,523,538
South Africa	—	5,683,168	—	5,683,168
South Korea	—	38,223,661	—	38,223,661
Taiwan	5,067,266	28,113,298	—	33,180,564
Turkey	4,884,856	11,423,575	—	16,308,431
Ukraine	—	346,567	—	346,567
United Arab Emirates	—	1,520,918	—	1,520,918
Warrants*	48,093	—	—	48,093
Short-Term Investments	18,910,881	—	—	18,910,881
Total	$151,842,552	$243,551,583	$—	$395,394,135

118  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Emerging Markets Multi-Asset Portfolio
Assets:
Common Stocks*
Argentina	$3,513,576	$—	$—	$3,513,576
Brazil	7,373,086	5,737,492	—	13,110,578
Canada	1,932,883	—	—	1,932,883
Chile	185,862	—	—	185,862
China	21,319,129	26,536,043	—	47,855,172
Colombia	1,121,585	—	—	1,121,585
Egypt	—	844,659	—	844,659
Georgia	—	1,010,512	—	1,010,512
Hong Kong	—	6,539,989	—	6,539,989
Hungary	—	1,094,560	—	1,094,560
India	4,849,237	10,669,910	—	15,519,147
Indonesia	1,133,628	5,795,825	—	6,929,453
Kenya	—	199,989	—	199,989
Kuwait	—	116,583	—	116,583
Mexico	3,732,592	—	—	3,732,592
Morocco	—	125,219	—	125,219
Oman	—	173,231	—	173,231
Pakistan	—	298,726	—	298,726
Peru	1,641,394	—	—	1,641,394
Philippines	356,147	—	—	356,147
Russia	4,926,958	7,858,352	—	12,785,310
Singapore	—	962,768	—	962,768
South Africa	—	2,292,004	—	2,292,004
South Korea	—	15,893,745	—	15,893,745
Taiwan	4,900,797	8,675,290	—	13,576,087
Turkey	2,060,290	4,876,766	—	6,937,056
Ukraine	—	166,724	—	166,724
United Arab Emirates	—	579,712	—	579,712
Corporate Bonds*
China	—	—	94,000	94,000
Other	—	7,914,322	—	7,914,322
Foreign Government Obligations*	—	38,916,277	—	38,916,277
Quasi Government Bonds*	—	1,543,860	—	1,543,860
Supranationals	—	224,864	—	224,864
US Treasury Securities	—	26,296,237	—	26,296,237
Warrants*	16,551	—	—	16,551
Short-Term Investments	12,046,933	—	—	12,046,933
Purchased Options	—	974,548	—	974,548
Other Financial Instruments†
Forward Currency Contracts	—	1,273,203	—	1,273,203
Interest Rate Swap Agreements	—	139,660	—	139,660
Total	$71,110,648	$177,731,070	$94,000	$248,935,718
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(1,200,651)	$—	$(1,200,651)
Interest Rate Swap Agreements	—	(61,010)	—	(61,010)
Written Options	—	(561,641)	—	(561,641)
Total	$—	$(1,823,302)	$—	$(1,823,302)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$9,375,459	$—	$9,375,459
Foreign Government Obligations*	—	257,279,854	—	257,279,854
Quasi Government Bonds*	—	12,777,640	—	12,777,640
Short-Term Investments	2,421,122	—	—	2,421,122
Other Financial Instruments†
Forward Currency Contracts	—	1,612,123	—	1,612,123
Total	$2,421,122	$281,045,076	$—	$283,466,198

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(1,648,922)	$—	$(1,648,922)
Interest Rate Swap Agreements	—	(59,623)	—	(59,623)
Total	$—	$(1,708,545)	$—	$(1,708,545)

Explorer Total Return Portfolio
Assets:
Corporate Bonds*
China	$—	$—	$188,000	$188,000
Other	—	33,543,214	—	33,543,214
Foreign Government Obligations*	—	124,445,933	—	124,445,933
Quasi Government Bonds*	—	5,551,775	—	5,551,775
US Treasury Securities	—	59,695,423	—	59,695,423
Short-Term Investments	16,504,953	—	—	16,504,953
Purchased Options	—	4,088,241	—	4,088,241
Other Financial Instruments†
Forward Currency Contracts	—	3,734,038	—	3,734,038
Interest Rate Swap Agreements	—	531,291	—	531,291
Total	$16,504,953	$231,589,915	$188,000	$248,282,868

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(4,113,389)	$—	$(4,113,389)
Interest Rate Swap Agreements	—	(234,289)	—	(234,289)
Written Options	—	(2,366,985)	—	(2,366,985)
Total	$—	$(6,714,663)	$—	$(6,714,663)

Emerging Markets Income Portfolio
Assets:
Foreign Government Obligations*	$—	$2,010,378	$—	$2,010,378
Supranationals	—	202,378	—	202,378
US Treasury Securities	—	2,799,249	—	2,799,249
Short-Term Investments	454,296	—	—	454,296
Other Financial Instruments†
Forward Currency Contracts	—	161,856	—	161,856
Total	$454,296	$5,173,861	$—	$5,628,157

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(40,994)	$—	$(40,994)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

120  Annual Report

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (‡) in the Notes to Portfolios of Investments) in the Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Blend and Emerging Markets Multi-Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the year ended December 31, 2017, securities valued at the following amounts were transferred from Level 2 to Level 3:

Portfolio	Amount

Emerging Markets Multi-Asset	$162,000
Explorer Total Return	324,000

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Emerging Markets Multi-Asset Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Credit default swap agreements	$13,600,000	†
Forward currency contracts	$126,200,000
Futures contracts	$800,000	*
Interest rate swap agreements	$10,600,000	†
Purchased options	$200,000
Written options	$6,900,000	#

†	Represents average monthly notional exposure for the eight months the derivative instrument was open during the period.
*	Represents average monthly notional exposure for the three months the derivative instrument was open during the period.
#	Represents average monthly notional exposure for the 11 months the derivative instrument was open during the period.

Annual Report  121

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,273,203
Investments in securities, at fair value	$974,548
Interest Rate Risk:
Gross unrealized appreciation on swap agreements	$139,660

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,200,651
Written options, at fair value	$561,641
Interest Rate Risk:
Gross unrealized depreciation on swap agreements	$61,010

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$(482,296)
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$145,530
Net realized gain (loss) on investments	$(94,307)
Net realized gain (loss) on written options	$(52,619)
Interest Rate Risk:
Net realized gain (loss) on futures contracts	$78,953
Net realized gain (loss) on swap agreements	$(61,823)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$(117,971)
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$204,469
Net change in unrealized appreciation (depreciation) on investments	$299,784
Net change in unrealized appreciation (depreciation) on written options	$(335,276)
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$78,650

Emerging Markets Debt Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$170,500,000
Interest rate swap agreements	$19,800,000	†
Purchased options	$200,000	*
Written options	$5,700,000	#

†	Represents average monthly notional exposure for the six months the derivative instrument was open during the period.
*	Represents average monthly notional exposure for the seven months the derivative instrument was open during the period
#	Represents average monthly notional exposure for the five months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,612,123

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,648,922
Interest Rate Risk:
Gross unrealized depreciation on swap agreements	$59,623

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$1,049,007
Net realized gain (loss) on investments	$640,697
Net realized gain (loss) on written options	$(59,326)
Interest Rate Risk:
Net realized gain (loss) on swap agreements	$20,398

122  Annual Report

Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$73,664
Net change in unrealized appreciation (depreciation) on investments	$(109,589)
Net change in unrealized appreciation (depreciation) on written options	$55,352
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$(59,623)

Explorer Total Return Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Credit default swap agreements	$49,000,000	†
Forward currency contracts	$361,300,000
Futures contracts	$3,500,000	*
Interest rate swap agreements	$42,200,000	†
Purchased options	$900,000
Written options	$28,400,000	#

†	Represents average monthly notional exposure for the eight months the derivative instrument was open during the period.
*	Represents average monthly notional exposure for the four months the derivative instrument was open during the period.
#	Represents average monthly notional exposure for the 11 months the derivative instrument was open during the period

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$3,734,038
Investments in securities, at fair value	$4,088,241
Interest Rate Risk:
Gross unrealized appreciation on swap agreements	$531,291
Fair Value

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$4,113,389
Written options, at fair value	$2,366,985
Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$234,289

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Credit Risk:
Net realized gain (loss) on swap agreements	$(1,825,883)
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$(1,997,090)
Net realized gain (loss) on investments	$(321,598)
Net realized gain (loss) on written options	$(179,940)
Interest Rate Risk:
Net realized gain (loss) on futures contracts	$305,435
Net realized gain (loss) on swap agreements	$(140,398)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$(355,509)
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(194,655)
Net change in unrealized appreciation (depreciation) on investments	$1,266,412
Net change in unrealized appreciation (depreciation) on written options	$(1,415,748)
Interest Rate Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$297,002

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Emerging Markets Income Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$14,000,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$161,856
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$40,994

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$598,476
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$175,434

See Notes 2(c), 2(d), 2(e) and 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2017.

As of December 31, 2017, the Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

124  Annual Report

The required information for the affected Portfolios are presented in the below table, as of December 31, 2017:

Emerging Markets Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$1,273,203	$—	$1,273,203
Interest Rate Swap Agreements	139,660	—	139,660
Purchased options	974,548	—	974,548
Total	$2,387,411	$—	$2,387,411

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets

Bank of America NA	$ 14,295	$(14,295)	$—	$—
Barclays Bank PLC	254,744	(192,584)	—	62,160
Citibank NA	328,277	(295,880)	—	32,397
HSBC Bank USA NA	109,358	(32,361)	—	76,997
JPMorgan Chase Bank NA	1,418,670	(888,708)	(510,000)	19,962
Standard Chartered Bank	235,381	(235,381)	—	—
UBS AG	26,686	(26,686)	—	—
Total	$2,387,411	$(1,685,895)	$(510,000)	$191,516

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$1,200,651	$—	$1,200,651
Interest Rate Swap Agreements	61,010	—	61,010
Written Options	561,641	—	561,641
Total	$1,823,302	$—	$1,823,302

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Bank of America NA	$ 63,397	$(14,295)	$(49,102)	$—
Barclays Bank PLC	192,584	(192,584)	—	—
Citibank NA	295,880	(295,880)	—	—
HSBC Bank USA NA	32,361	(32,361)	—	—
JPMorgan Chase Bank NA	888,708	(888,708)	—	—
Standard Chartered Bank	261,032	(235,381)	—	25,651
UBS AG	89,340	(26,686)	—	62,654
Total	$1,823,302	$(1,685,895)	$(49,102)	$88,305

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Annual Report  125

Emerging Markets Debt Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$1,612,123	$—	$1,612,123

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Bank of America NA	$ 197,183	$(153,904)	$—	$43,279
Barclays Bank PLC	348,745	(348,745)	—	—
Citibank NA	238,486	(238,486)	—	—
HSBC Bank USA NA	51,349	(3,806)	—	47,543
JPMorgan Chase Bank NA	294,983	(294,983)	—	—
Standard Chartered Bank	361,901	(361,901)	—	—
UBS AG	119,476	(119,476)	—	—
Total	$1,612,123	$(1,521,301)	$—	$90,822

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$1,648,922	$—	$1,648,922
Interest Rate Swap Agreements	59,623	—	59,623
Total	$1,708,545	$—	$1,708,545

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Bank of America NA	$153,904	$(153,904)	$—	$—
Barclays Bank PLC	398,682	(348,745)	—	49,937
Citibank NA	240,931	(238,486)	—	2,445
HSBC Bank USA NA	3,806	(3,806)	—	—
JPMorgan Chase Bank NA	384,180	(294,983)	—	89,197
Standard Chartered Bank	393,264	(361,901)	—	31,363
UBS AG	133,778	(119,476)	(14,302)	—
Total	$1,708,545	$(1,521,301)	$(14,302)	$172,942

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

126  Annual Report

Explorer Total Return Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$3,734,038	$—	$3,734,038
Interest Rate Swap Agreements	531,291	—	531,291
Purchased options	4,088,241	—	4,088,241
Total	$8,353,570	$—	$8,353,570

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets

Bank of America NA	$ 60,352	$(60,352)	$—	$—
Barclays Bank PLC	982,008	(777,506)	—	204,502
Citibank NA	767,044	(754,763)	—	12,281
HSBC Bank USA NA	144,522	(35,797)	(108,725)	—
JPMorgan Chase Bank NA	5,768,143	(3,569,288)	(2,050,000)	148,855
Standard Chartered Bank	528,420	(528,420)	—	—
UBS AG	103,081	(103,081)	—	—
Total	$8,353,570	$(5,829,207)	$(2,158,725)	$365,638

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$4,113,389	$—	$4,113,389
Interest Rate Swap Agreements	234,289	—	234,289
Written options	2,366,985	—	2,366,985
Total	$6,714,663	$—	$6,714,663

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Bank of America NA	$ 279,429	$(60,352)	$(219,077)	$—
Barclays Bank PLC	777,506	(777,506)	—	—
Citibank NA	754,763	(754,763)	—	—
HSBC Bank USA NA	35,797	(35,797)	—	—
JPMorgan Chase Bank NA	3,569,288	(3,569,288)	—	—
Standard Chartered Bank	923,683	(528,420)	(395,263)	—
UBS AG	374,197	(103,081)	(190,000)	81,116
Total	$6,714,663	$(5,829,207)	$(804,340)	$81,116

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Annual Report  127

Emerging Markets Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$161,856	$—	$161,856

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$ 57,640	$(26,473)	$—	$31,167
HSBC Bank USA NA	44,585	(5,071)	—	39,514
JPMorgan Chase Bank NA	9,175	(1,678)	—	7,497
Standard Chartered Bank	50,456	(7,772)	—	42,684
Total	$161,856	$(40,994)	$—	$120,862

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$40,994	$—	$40,994

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$26,473	$(26,473)	$—	$—
HSBC Bank USA NA	5,071	(5,071)	—	—
JPMorgan Chase Bank NA	1,678	(1,678)	—	—
Standard Chartered Bank	7,772	(7,772)	—	—
Total	$40,994	$(40,994)	$—	$—

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed within the Notes to Financial Statements and the following, there were no subsequent events that required adjustment or disclosure.

Subsequent to December 31, 2017, the Emerging Markets Equity and Developing Markets Equity Portfolios received settlement proceeds in the amount of $2,137,300 and $3,279, respectively, from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received.

128  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio and Lazard Emerging Markets Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio and Lazard Emerging Markets Income Portfolio (collectively the “Portfolios”), nine of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the periods then ended, and the related notes to the financial statements. The financial highlights for the year ended December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio and Lazard Emerging Markets Income Portfolio, as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the finan-

Annual Report  129

cial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 2018

We have served as the auditor of one or more Lazard Fund Complex investment companies since 2004.

130  Annual Report

The Lazard Funds, Inc. Proxy Voting Results (unaudited)

A Joint Special Meeting of Shareholders of the Fund and Lazard Retirement Series, Inc. was held on October 20, 2017, to vote on the following proposals. The proposals received the required number of votes of shareholders and were adopted.

Proposal 1:

To elect each of Franci J. Blassberg, Trevor W. Morrison and Nathan A. Paul as a Fund Director.

Director	For	Withhold Authority

Franci J. Blassberg	1,322,185,144	18,431,907
Trevor W. Morrison	1,323,575,840	17,041,212
Nathan A. Paul	1,331,727,319	8,889,732

Proposal 2A:

To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.

Portfolio	For	Against	Abstain

Emerging Markets Equity	302,134,987	32,180,358	2,806,693
Emerging Markets Core Equity	12,011,680	10,065	12,281
Developing Markets Equity	12,353,431	583,762	8,992
Emerging Markets Equity Blend	25,778,185	22,867	20,229
Emerging Markets Multi-Asset	4,216,585	2,354	16,522
Emerging Markets Debt	16,755,107	30,146	16,501
Explorer Total Return	20,441,961	34,707	50,736

Proposal 2B:

To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts.

Portfolio	For	Against	Abstain

Emerging Markets Equity	301,425,603	32,866,039	2,830,397
Emerging Markets Core Equity	11,293,787	727,958	12,281
Developing Markets Equity	11,647,349	1,288,851	9,985
Emerging Markets Equity Blend	25,778,452	24,438	18,392
Emerging Markets Multi-Asset	4,217,314	1,613	16,533
Emerging Markets Debt	16,751,446	34,434	15,875
Explorer Total Return	20,425,735	29,263	72,406

Proposal 2C:

To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin.

Portfolio	For	Against	Abstain

Emerging Markets Equity	300,348,712	33,945,163	2,828,163
Emerging Markets Core Equity	11,293,787	727,958	12,281
Developing Markets Equity	11,648,731	1,289,042	8,412
Emerging Markets Equity Blend	25,774,873	28,379	18,030
Emerging Markets Multi-Asset	4,215,533	4,522	15,406
Emerging Markets Debt	16,743,439	40,333	17,982
Explorer Total Return	20,332,235	125,523	69,646

Annual Report  131

Proposal 2D:

To approve removing the Portfolio’s fundamental investment restriction on short sales of securities.

Portfolio	For	Against	Abstain

Emerging Markets Equity	300,154,918	34,113,105	2,854,015

Proposal 2E:

To approve removing the Portfolio’s fundamental investment restriction on investing in illiquid securities.

Portfolio	For	Against	Abstain

Emerging Markets Equity	300,123,592	34,121,892	2,876,555

132  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors(3):
Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
University of California, Berkeley School of Law, Lecturer (Spring 2017)
Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)
Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
Resource Americas, Inc., a real estate asset management company, Director (2016 – present)
Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Annual Report 133

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Interested Directors(4):
Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)
Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

134  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) Held During the Past Five Years
Officers(3):
Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)
Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)
Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)
Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager
Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager
Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)
Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)
Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Annual Report 135

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2017

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2017:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Emerging Markets Equity	100.00%
Emerging Markets Core Equity	100.00
Developing Markets Equity	100.00
Emerging Markets Equity Advantage	100.00
Emerging Markets Equity Blend	100.00
Emerging Markets Multi-Asset	50.55
Emerging Markets Debt	—
Explorer Total Return	—
Emerging Markets Income	—

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

136 Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS024

Lazard Funds Annual Report

December 31, 2017

Equity Funds

Lazard US Equity Concentrated Portfolio	Lazard International Equity Advantage Portfolio
Lazard US Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio
Lazard US Small-Mid Cap Equity Portfolio	Lazard Equity Franchise Portfolio
Lazard International Equity Portfolio	Lazard Global Equity Select Portfolio
Lazard International Equity Select Portfolio	Lazard Global Strategic Equity Portfolio
Lazard International Equity Concentrated Portfolio	Lazard Managed Equity Volatility Portfolio
Lazard International Strategic Equity Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets and income
• Account transactions
• Credit history
• Transaction history
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.
Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to https://www.lazardassetmanagement.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
• Open an account
• Seek advice about your investments
• Direct us to buy securities
• Direct us to sell your securities
• Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
12	Performance Overviews
25	Information About Your Portfolio’s Expenses
29	Portfolio Holdings Presented by Sector
30	Portfolios of Investments
30	Lazard US Equity Concentrated Portfolio
31	Lazard US Strategic Equity Portfolio
33	Lazard US Small-Mid Cap Equity Portfolio
35	Lazard International Equity Portfolio
37	Lazard International Equity Select Portfolio
39	Lazard International Equity Concentrated Portfolio
40	Lazard International Strategic Equity Portfolio
42	Lazard International Equity Advantage Portfolio
45	Lazard International Small Cap Equity Portfolio
47	Lazard Equity Franchise Portfolio
48	Lazard Global Equity Select Portfolio
50	Lazard Global Strategic Equity Portfolio
52	Lazard Managed Equity Volatility Portfolio
55	Notes to Portfolios of Investments
60	Statements of Assets and Liabilities
64	Statements of Operations
68	Statements of Changes in Net Assets
74	Financial Highlights
91	Notes to Financial Statements
107	Report of Independent Registered Public Accounting Firm
109	Proxy Voting Results
111	Board of Directors and Officers Information
114	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Record high global stock prices were supported by synchronized global economic growth in 2017. Markets also benefited from benign inflation, accommodative central bank policy, and strong corporate profits. Volatility remained at historic lows despite tension between North Korea and the United States and political uncertainty in Brazil, Spain, and the United Kingdom.

Emerging markets equity and debt advanced strongly in 2017. Emerging markets continued to benefit from low inflation, modest but steady growth, and improving profitability as global demand recovers and businesses tighten fiscal discipline. Earnings improvement in China and Korea drove returns in emerging markets. While our outlook for the asset class remains positive, our emerging markets investment teams are vigilant about potential risks. This includes an increase in developed markets inflation that could lead to central banks raising rates too quickly and, in effect, a global growth slowdown.

European equity markets performed well in 2017 as the region’s economic recovery deepened and investors grew more confident in its underlying strength. During the year, a market-friendly result to France’s presidential election helped buoy European sentiment. UK equities generated solid absolute returns amid a challenging political backdrop and Brexit negotiations. In addition, the European Central Bank announced that it would extend its monthly bond-buying program into 2018, but plans to reduce the pace of these purchases.

The US economy also advanced strongly during 2017. A new US tax bill represented one of the most significant changes to the US tax code in over 30 years as it changes individual, corporate, and international taxes. The US yield curve continued to flatten as short-term rates moved higher, driven by the three US rate hikes during 2017 and the prospect of additional hikes in 2018.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 21.8% in 2017. Markets continued to rally into 2018 as investors gained more confidence in the US economy’s ability to withstand global geopolitical risks, coupled with optimism that the Trump administration would decrease regulation and work with Congress to lower corporate taxes and increase defense and infrastructure spending. Economic data were generally strong during the year, as employment reports broadly exceeded expectations and the economy posted GDP growth of 3.0% or greater in the final two quarters of the year, auto sales recovered in the latter half of the year, and consumer confidence reached a 17-year high in November. Investors were also enthusiastic about the passage of a tax reform bill in December, which is expected to stoke economic growth by lowering tax rates for many businesses and individual taxpayers.

International Equities

The strength of the global economy over the past year exceeded expectations, with positive growth occurring in all major regions, albeit off low levels. Outside the United States, earnings growth of over 20% drove stock returns higher in 2017 as measured by the MSCI EAFE® Index. Sector leadership was dominated by cyclicals, and more specifically by information technology. More defensive, and some higher-quality sectors such as consumer staples, healthcare, and telecommunications, lagged in this market.

As with sectors, regions with higher exposure to the global economy outperformed, driven by rising global growth prospects, a weaker US dollar, and the improvement of industrial commodities prices. These factors especially benefited emerging markets, which generated extraordinary returns of 37.3% in 2017. Emerging markets technology companies were especially favored by investors seeking companies with higher revenue and earnings growth—as well as higher valuations. Among developed markets, Japan generated significant returns in the fourth quarter, nearly matching the EAFE benchmark for the year after lagging in the first three quarters. Continental European equities outperformed the MSCI EAFE Index in US dollar terms in 2017, boosted by stronger currencies. UK equities generated solid absolute returns of 22% in the year but modestly lagged the broader EAFE market amidst a challenging political backdrop and Brexit negotiations, which pushed valuation multiples lower.

Market sentiment has continued to rise above already high levels, and markets are near or past their historic highs—despite continued valuation, geopolitical, and credit risks. Our general impression is that the markets appear complacent and are extrapolating the current improved economic climate into the future. This further exacerbates the disconnect between high-growth expectations and interest rates, which are at historic lows.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2017, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 15.49%, while Open Shares posted a total return of 15.22%, and R6 Shares posted a total return of 15.52%, as compared with the 21.83% return for the S&P 500 Index.

Stock selection and an overweight position in the consumer staples sector detracted from performance. Shares of beer company Molson Coors fell following poor communication at the company’s investor day, combined with a number of transitory factors. Stock selection in the consumer discretionary sector also hurt returns. Shares of Advance Auto Parts fell following Amazon’s announcement that it would enter the auto-parts market, as well as integration headwinds from the company’s acquisition of Carquest. We sold the stock in July, as our thesis had changed.

In contrast, an underweight position in the energy sector contributed to performance. Shares of Schlumberger rose amid a recovery in oil prices toward the end of the period. In the information technology sector, shares of Cisco rose after the company reported strong third quarter earnings, which included growth in all metrics, as well as encouraging management guidance.

Annual Report  3

Lazard US Strategic Equity Portfolio

For the year ended December 31, 2017, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of 18.17%, while Open Shares posted a total return of 17.75%, and R6 Shares posted a total return of 18.16%, as compared with the 21.83% return for the S&P 500 Index.

Stock selection in the consumer staples sector detracted from performance. Shares of beer company Molson Coors fell following poor communication at the company’s investor day, combined with a number of transitory factors. Stock selection in the health care sector also hurt returns. Shares of Medtronic fell in response to unexpected, temporary supply constraints in its diabetes business and potential changes to reimbursements in the Chinese medical device market.

In contrast, stock selection in the financials sector aided performance. Shares of diversified financial services provider Citigroup rose amid optimism around industry deregulation, tax reform, and the prospect of stronger capital returns following the Fed’s annual stress tests. A lack of exposure to utilities also helped returns, as the sector was among the worst performers in the benchmark during the period.

Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2017, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 14.12%, while Open Shares posted a total return of 13.82%, as compared with the 16.81% return for the Russell 2500® Index.

Stock selection and underweight exposure in the consumer discretionary sector detracted from performance. Shares of Advance Auto Parts fell following Amazon’s announcement that it would enter the auto-parts market, as well as integration headwinds from the company’s acquisition of Carquest. We sold the stock in July, as our thesis had changed. Stock selection in the financials sector also hurt returns. Shares of Home BancShares fell after regulatory factors and negative impacts from Hurricane Irma worried investors.

In contrast, stock selection and an overweight position in the industrials sector helped performance. Shares of Proto Labs rose after the company reported quarterly earnings above expectations, driven by strong revenues. We sold our position in December, as the stock approached our target valuation. Stock selection and an underweight position in the consumer staples sector also helped returns.

Lazard International Equity Portfolio

For the year ended December 31, 2017, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 22.81%, while Open Shares posted a total return of 22.50%, and R6 Shares posted a total return of 22.85%, as compared with the 25.03% return for the MSCI EAFE Index.

The majority of the underperformance occurred in January, which was a continuation of the second half of the 2016 low-quality rally. During that period, investors bid up lower-quality equities as the global economy strengthened, central banks remained mostly accommodative, and the Trump administration’s campaign promises on taxes, regulations reform, and infrastructure drove up investor expectations for improving global growth. While the difference in performance during this period between low-quality and high-quality stocks (as defined by return-on-equity) was not unusual, the quickness was significant in historical terms. Since the dominance of low-quality equities ended in the middle of the first quarter of 2017, investors have increasingly focused on fundamentals, making stock selection once again the driver of attribution. International equity prices were rewarded for improved global economic growth, more margin leverage, and cheaper currencies. Strong stock selection has been a differentiator, as the tailwinds that supported markets—especially stimulative central bank policy, increasing global economic growth off low levels, few signs of inflation, and hopes of a US-led fiscal package—are now well reflected in elevated valuations of lower-quality cyclicals. This environment was favorable for skilled stock selection, as the non-idiosyncratic factors that dominated the market from the second half of 2016 through the beginning of 2017 faded further.

4  Annual Report

Stock selection in the healthcare sector detracted from performance during the year, as our holding in Shire Pharmaceuticals underperformed. Despite consistently strong fundamentals and an attractive valuation, Shire has struggled due to investor concerns over debt levels, its hemophilia franchise and, most recently, the departure of its CFO. After the announcement of this departure, we met with Shire management and concluded that our investment thesis remained intact. Elsewhere, industrials sector company Assa Abloy underperformed. Despite rising slightly for the year, the stock underperformed during the fourth quarter, the result of transitory issues in China, rising materials costs, and the CEO’s retirement announcement. Lastly, cash also continued to be a significant drag on relative performance for the year. As equity markets continued to rise during the year, and valuations remain elevated in historical terms, we have trimmed or sold some investments that have reached our target valuations faster than we have been able to replace them. Our cash exposure—which historically averages less than 5% of assets—is a byproduct of our process and is not a managed allocation. Our intention, as always, is to remain fully invested.

In contrast, stock selection in the consumer discretionary sector was additive to relative returns. Shares of Japanese retailer Don Quijote rose after reporting strong results driven by better sales and cost control, leading to operating profit margin expansion, while also increasing guidance. In the industrials sector, Dutch software company Wolters Kluwer was a strong performer throughout the year. Stock selection in the real estate sector was also beneficial to relative returns. Daiwa House was a strong performer as it rose during the year. Our long-term ownership of the company has been predicated on the belief that the valuation has been too low given the company’s financial productivity and improving orders and margins driven by the improving global economic outlook and tight labor market in Japan. Positive stock selection in the telecommunications sector was driven by Nordic telecommunications provider Telenor, which owns additional assets in emerging markets countries Malaysia and Thailand. Telenor stock rallied in the sec-

ond half of the year, mostly because management reported earnings in July that beat expectations. The positive surprise was a result of operating expense reductions that were significantly ahead of guidance and which led to margin improvements in the majority of their business units. In addition, Telenor management’s capital allocation decisions were rewarded as the proceeds from recent asset sales were redistributed to shareholders through a share buyback.

Lazard International Equity Select Portfolio

For the year ended December 31, 2017, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 28.31%, while Open Shares posted a total return of 27.89%, as compared with the 27.19% return for the MSCI All Country World® Index (the “MSCI ACWI”) ex-US.

Outperformance for the year was driven by positive stock selection in most sectors and regions. Stock selection in the information technology sector was beneficial to relative returns as the Portfolio identified and owned relative value investments such as Tencent and Worldpay, with the latter sold during the period. Elsewhere, Nordic telecommunications provider Telenor, which owns additional assets in emerging markets countries Malaysia and Thailand, also helped relative returns during the year. Telenor stock rallied in the second half of the year, mostly because management reported earnings in July that beat expectations. The positive surprise was a result of operating expense reductions that were significantly ahead of guidance and which led to margin improvements in the majority of their business units. In addition, Telenor management’s capital allocation decisions were rewarded as the proceeds from recent asset sales were redistributed to shareholders through a share buyback. Lastly, stock selection in the financials sector helped relative returns largely due to our holding in DBS, Singapore’s largest bank. The company highlighted their focus on digitization at an analyst day in November. With nearly 40% of customers now utilizing digital offerings and demonstrating increased retention, we expect these investments to result in higher financial productivity going forward.

Annual Report  5

In contrast, stock selection in the healthcare sector detracted from performance in the year, as our holding in Shire Pharmaceuticals underperformed. While having fallen nearly 10% in 2017 and being one of the largest relative detractors, Shire stock has begun to improve, rising in line with the benchmark during the fourth quarter. Despite consistently strong fundamentals and an attractive valuation, Shire has struggled due to investor concerns over debt levels, its hemophilia franchise and, most recently, the departure of its CFO. After the announcement of this departure, we met with Shire management and concluded that our investment thesis remained intact. Elsewhere, our industrials sector holding in Assa Abloy underperformed. Despite rising during the year, the stock underperformed during the fourth quarter, the result of transitory issues in China, rising materials costs, and the CEO’s retirement announcement. Lastly, cash also continued to be a significant drag on relative performance in the fourth quarter and for the year. As equity markets continued to rise during 2017 and valuations remain elevated in historical terms, we have trimmed or sold some investments that have reached our target valuations faster than we have been able to replace them. Our cash exposure, which historically averages less than 5% of assets, is a byproduct of our process and is not a managed allocation. Our intention, as always, is to remain fully invested.

Lazard International Equity Concentrated Portfolio

For the year ended December 31, 2017, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total return of 23.29%, while Open Shares posted a total return of 22.87%, as compared with the 27.19% return for the MSCI ACWI ex-US.

Stock selection in the healthcare sector hurt relative performance during the year as Shire Pharmaceuticals underperformed. Despite consistent fundamentals and an attractive valuation, Shire has struggled due to investor concerns over debt levels, its hemophilia franchise and, most recently, the departure of its CFO. After the announcement of this departure, we met with Shire management and concluded that our investment thesis remained intact. In the financials sector, we were in the process of selling Provident Financial when the com-

pany surprised the market with a profits warning. Provident Financial management was viewed as a capable team, held in high regard by the market, with a history of innovation and solid execution. However, an elective restructuring of the business resulted in a material staff defection to rivals, and a material drop in the efficacy of loan recovery. Separately, it emerged that the company was being investigated by regulators for mis-selling their products. The surprising news led to the resignation of the CEO and the cutting of the company’s dividend. While the position size was small relative to the size of the position historically, the magnitude of the price correction was a material detractor to performance.

In contrast, stock selection and a higher-than-benchmark weight in the information technology sector was additive to relative returns in 2017. Shares of Chinese internet company Tencent appreciated by more than 100% during the year as the company reported strong results. The market became more aware of the recurring nature of the gaming franchise but also the value of stakes in other companies owned by Tencent (including 58.com). In addition, it became clearer not only how much time the average Chinese person was spending on Tencent apps and sites, but also the company’s potential to monetize this to a greater degree. Our new position in Digital Garage, the digital advertising and e-payment business in Japan, also appreciated materially as the company communicated a stronger message on organic growth and reported supportive results. Despite a considerable headwind from the Turkish lira, our investment in Turkcell performed strongly in US dollar terms as the company positively surprised the market on revenues (driven by both net subscriber growth and average revenue per unit growth) and also revised up guidance on the operating margin.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2017, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 27.85%, while Open Shares posted a total return of 27.44%, and R6 Shares posted a total return of 27.82%, as compared with the 25.03% return for the MSCI EAFE Index.

6  Annual Report

Stock selection primarily accounted for the excess return during the year. Information technology was the leading sector contributor to performance as a restructuring Tokyo Electron positioned itself to benefit from a broadening and steep acceleration in the semiconductor equipment cycle, which also helped Taiwan Semiconductor. Chinese internet company Tencent reported very strong results during the year and saw a favorable material revaluation by the market. In the consumer discretionary sector, Vivendi benefited from the transformation of the global music industry, driven by streaming services such as Spotify, while expectations for auto supplier Faurecia’s future profit margins increased substantially during the year. In France, Television Francaise 1 gained from its cost-reduction efforts. There were encouraging results from Fanuc and Wolters Kluwer in the industrials sector, and from Daiwa House in the real estate sector. In the consumer staples sector, returns continued to improve at Carlsberg and Diageo and execution remains strong at ingredients company Kerry. In the financials sector, an investment in the equity raise at Italian bank UniCredit appeared to be well-timed, as the company delivered impressively on its restructuring plans through 2017. Singapore bank DBS also gained from buoyant conditions and a cleanup of its non-performing loan exposure.

The key negatives were the relative lack of exposure to commodity producers in the energy sector and stock selection in the healthcare sector. In the energy sector, marketing company Z Energy underperformed the index after giving a confusing message on the company’s future dividend prospects. In the materials sector, the Australian fibre cement company James Hardie suffered from operational issues. We sold our position during the period. In the healthcare sector, Shire Pharmaceuticals, despite an attractive valuation, was hurt by a steady drip of negative news around legal challenges and competing products. South African private hospital operator Netcare saw difficult conditions in both its home market and in the United Kingdom, where it continued to struggle with restructuring its operations. We sold the position. In addition, disappointing results came from global bicycle parts supplier Shimano. Global sportswear company Asics, and global entertainment operator Merlin also issued disappointing results and both were sold during the period. Finally, the Portfolio’s cash holding dragged on relative performance.

Lazard International Equity Advantage Portfolio

For the year ended December 31, 2017, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of 24.98%, while Open Shares posted a total return of 24.60%, as compared with the 25.03% return for the MSCI EAFE Index.

The underweight to consumer staples and the materials sectors were the largest sources of sector allocation underperformance over the year. The overweight in information technology and energy sectors were the largest sources of sector outperformance. Favorable stock selection overcame a deficit from sector allocation and cash drag, but underperformed overall. Stock selection was favorable in seven of eleven sectors led by healthcare, consumer discretionary and financials sectors. The Portfolio lagged in the utilities, industrials, and telecommunication services sectors.

Stocks that contributed to the Portfolio’s 2017 return included German airline Deutsche Lufthansa which, benefiting from the economic recovery, saw an increase in passenger traffic. The bankruptcy of Air Berlin, Germany’s second largest carrier also sent additional traffic to Deutsche Lufthansa. Subsequently, they purchased Air Berlin giving them a dominant position in the market. Alongside the company’s low-cost subsidiary Eurowings, Lufthansa Cargo played a major role in the strong financial results. Aristocrat Leisure reported a strong first half as earnings rose 49%. New products and increased penetration into the North American market with its gaming machines has helped to boost the stock. CSL, the Australian biotech, sold off at the end of 2016 on concerns over drug pricing pressures in the United States and new competition in the hemophilia field. The concerns turned out to be unfounded, as the company enjoyed a strong year in 2017 with new drug approvals and earnings growth exceeded guidance. They also completed a large share buyback.

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Detractors for the year included Centrica. The UK utility continues to struggle with a disappointing second half of the year after it announced that it was losing 823,000 domestic energy customers in just four months and that it would have to operate with a historically low dividend cover “for a period of time” in order to maintain its pay outs. We sold half of our position in November. BT Group surprised the market with a write-down due to improper accounting in their Italian subsidiary, setting in motion a number of management changes. The company carries a sizable pension liability that caused a stock selloff in 2016 as interest rates declined. It is expected that the recent increase in interest rates may benefit the company and the stock showed some strength going into the end of the year. We used the opportunity to sell our entire position.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2017, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 36.57%, while Open Shares posted a total return of 36.20%, as compared with the 33.01% return for the MSCI EAFE Small Cap® Index.

The largest contributions to performance came from stock selection in the industrials, real estate, and consumer discretionary sectors while stock selection in materials and energy sectors detracted from performance. Regionally, stock selection in Japan, continental Europe, and the United Kingdom contributed to performance while stock selection in Canada detracted. Nissei ASB Machine Company contributed positively to relative performance in the year with a steady rise in share price from positive interim and full-year results, solid order growth, and promising guidance for the new fiscal year. The company also picked up additional broker coverage during the year, which appeared to increase market awareness. XP Power (XPP) is a Singapore-based but UK-listed company that designs, manufactures, and distributes power converter solutions to original equipment manufacturers. XPP also saw relatively steady stock-price appreciation as results provided evidence that management is executing its growth strategy with new customer acquisition and mergers and acquisitions activity.

Conversely, RPC Group, a UK-listed specialty packaging company, detracted from performance during the year. Early in 2017, shares weakened after concerns surfaced regarding acquisitions and free cash generation versus expectations. The stock price rebounded over the summer but was weak again in the fourth quarter after some investors viewed the company’s organic revenue growth as reported in late November as wanting. We were encouraged, however, by lower exceptionals (non-recurring items such as certain expenses, charges, losses) and strong cash flow, and we continue to hold the shares. Green Seal Holding, a Taiwan-listed provider of specialty films for the food packaging industry, detracted from performance after reporting weak June sales and subsequent management changes. The sales decline stemmed from a drop in overall utilization rates and with concerns about a further slowdown related to tightened environmental requirements. We subsequently exited the position.

New Portfolio Launched: Lazard Equity Franchise Portfolio

For the period since inception (September 29, 2017) through December 31, 2017, the Lazard Equity Franchise Portfolio’s Institutional Shares posted a total return of 4.25%, while Open Shares posted a total return of 4.18%, as compared with the 5.51% return for the MSCI World® Index.

Mobile technology licensor and chip manufacturer Qualcomm was the best performing stock in the Portfolio during the period, following a bid for the company from Singapore-based, California co-headquartered semiconductor company Broadcom. The Qualcomm board rejected the offer as inadequate, and Broadcom is currently considering its options, including a hostile bid and increasing its stock offer. Qualcomm also reported fourth quarter 2017 results during November, with better-than-expected results in semiconductor manufacturing partially offsetting the impact of its ongoing licensing lawsuits. Qualcomm’s discussion with Apple over

8  Annual Report

license fees resulted in both companies filing suit alleging patent breach and a media report that Apple is considering replacing Qualcomm’s modem chips in the iPhone with new chips from Intel.

Pharmacy benefit manager Express Scripts performed well during the period in the aftermath of the healthcare company CVS’s acquisition of managed healthcare organization Aetna. Express Scripts slightly increased its 2017 guidance and released initial 2018 guidance that positively surprised the market with higher savings following the integration of acquisition EviCore. Additionally, it is anticipated that, as a US company, recently passed tax reforms could potentially add significantly to the company’s net income. Also contributing to performance was International Game Technology (IGT), the world’s leading holder of lottery concessions and manufacturer of gaming machines. IGT announced the renewal of the Italian “Scratch & Win” concession through September 2028. This lottery generates retail sales of roughly 9 billion euro per year (approximately 400 million euro in annual revenue to IGT) and the current contract expires in 2019. We are pleased with this renewal for a number of reasons including securing similar terms to the existing contract (with no income statement headwinds), avoiding a messy tender process (which could have impacted profitability) and marking the end of lottery concession contract renewals for IGT until 2020.

The largest detractor for the quarter was the decline in share price for leading satellite operator SES. SES’s third quarter results were softer than expected due to problems within their fixed data division which represents around 10% of revenues and, we estimate, less than 8% of overall profit. Another detractor from performance was medical waste solutions provider Stericycle, which disappointed the market with its third quarter 2017 result, which was impacted by the three major hurricanes that hit the United States and Puerto Rico, together with slower organic growth. Stericycle also lowered earnings guidance for the remainder of 2017 and into 2018. More positively, there was no further deterioration in small quantity medical waste customers and the company announced a business transformation process that could see significant improvement in margins.

Lazard Global Equity Select Portfolio

For the year ended December 31, 2017, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 28.52%, while Open Shares posted a total return of 28.01%, as compared with the 23.97% return for the MSCI ACWI.

Stock selection in the financials sector contributed to performance in 2017. Shares of AIA Group, an Asian insurer and financial services company, rose on strong new business metrics and increasing potential for growth. We continue to like AIA Group as shares remain attractively valued and AIA has a dominant market position as the company’s focus on health insurance is a distinguishing feature relative to its Chinese peers. An overweight position in the information technology sector also helped performance. Shares of Tencent, a Chinese internet company, climbed on continued strong fundamental results. We like Tencent on its dominant platform, growth in advertising and as it is positioning to benefit from the market shift towards mobile.

In contrast, stock selection and an underweight in the materials sector detracted from performance. Shares of Crown Holdings, a global beverage and food can manufacturer, underperformed amid a general slowdown in demand for beverage cans and as the market questioned the company’s strategy regarding a large acquisition. We like Crown as we believe their low-capital-intensity business model and steady earnings generation is overlooked by the market. A position in oil services company Schlumberger hurt performance. Shares fell as fundamental results disappointed and the company lowered its capital expenditure forecasts. We like Schlumberger as the company is an industry leader and we believe its financial productivity, strategic sense and technology investment enables it to maintain its distance to other competitors.

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Lazard Global Strategic Equity Portfolio

For the year ended December 31, 2017, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of 24.20%, while Open Shares posted a total return of 23.72%, as compared with the 23.97% return for the MSCI ACWI.

Stock selection in the financials and information technology sectors were the leading contributors to performance. In financials, London Stock Exchange and S&P Global both benefited from surging ETF volumes, while in South Africa insurer Sanlam was strong after the African National Congress chose a more business-friendly candidate as its next leader. In the information technology sector, a restructuring Tokyo Electron was well positioned to benefit from a broadening and steep acceleration in the semiconductor equipment cycle, which also helped Taiwan Semiconductor. Both Ubisoft and Activision rose materially as investors started to recognize the rapidly-changing dynamics of the global video-gaming industry, where revenues are becoming both less volatile and more profitable as the business model moves from single purchases of physical game DVDs, to repeating purchases of digital downloads. Results also continued to be strong in the electronic payments space, helping Visa and Worldpay, the latter was sold and being acquired by US peer Vantiv during the year. In the consumer discretionary sector, auto supplier Faurecia saw a material rise in expectations for future profit margins. We subsequently sold the position.

The key negatives were stock selection in the consumer staples and healthcare sectors. Beer company Molson Coors was hurt by a combination of declining market volumes, a softening of margin expectations, and an accounting change. In the healthcare sector, Shire Pharmaceuticals, despite an attractive valuation, was hurt by a steady drip of negative news around legal challenges and competing products. South African private hospital operator Netcare saw tough conditions in both its home market and in the United Kingdom, where it continued to struggle to restructure operations. We sold our position during the year. Disappointing results also came from the UK funeral company Dignity.

Lazard Managed Equity Volatility Portfolio

For the year ended December 31, 2017, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of 20.57%, while Open Shares posted a total return of 20.11%, as compared with the 22.40% return for the MSCI World Index.

Positioning in more defensive sectors was the primary detractor from returns. Stock selection was slightly positive for the year. The underweight to the information technology sector and overweight to the utilities sector accounted for the majority of the year’s underperformance which was mitigated by the underweight to the healthcare and energy sectors, two sectors that lagged for the year. Regionally, the underweight to Europe and overweight to Canada were the largest detractors, offset partially by an overweight to Asia and underweight to the United States. Stock selection was favorable in five of eleven sectors led by the healthcare and real estate sectors. Holdings in the information technology and consumer discretionary sectors lagged.

Stocks that contributed to the Portfolio’s 2017 return included CSL, the Australian biotech that sold off at the end of 2016 on concerns over drug pricing pressures in the United States and new competition in the hemophilia field. The concerns turned out to be exaggerated, as the company enjoyed a strong year in 2017 with new drug approvals and earnings growth exceeded guidance. The company also completed a large share buyback. The German airline Deutsche Lufthansa benefited from the economic recovery which saw an increase in passenger traffic. The bankruptcy of Air Berlin, Germany’s second largest carrier, also sent traffic to them. Subsequently, they purchased Air Berlin giving them a dominant position in the market. Alongside the company’s low-cost subsidiary Eurowings, Lufthansa Cargo played a major role in the strong financial results. 3M Company also enjoyed a favorable year as the diversified industrial reported growth across all six business units along with an improvement in operating margins. Revenue growth accelerated in the second half of the year, and, along with benefits from the US tax reform, provided a lift to the stock at year end.

10  Annual Report

Detractors for the year included Centrica. The UK utility continues to struggle with a disappointing second half of the year after it announced that it was losing 823,000 domestic energy customers in just four months and that it would have to operate with a historically low dividend cover “for a period of time” in order to maintain its payouts. We sold our position in November. BT Group surprised the market with a write-down due to improper accounting in their Italian subsidiary, setting in motion a number of management changes. The company carries a sizable pension liability that caused a stock selloff in 2016 as interest rates declined. It is expected that the recent increase in interest rates will benefit the company and the stock showed some strength going into the end of 2017. We used the opportunity to sell our entire position.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

Annual Report  11

The Lazard Funds, Inc. Performance Overviews

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	15.49%	15.37%	7.70%	8.39%
Open Shares**	15.22%	15.00%	7.35%	8.07%
R6 Shares**	15.52%	N/A	N/A	13.81%
S&P 500 Index	21.83%	15.79%	8.50%	8.82% (Institutional and Open Shares) 22.30% (R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	21.83%	15.79%	7.59%	8.00% (Institutional and Open Shares) N/A (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

12  Annual Report

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The Russell 1000 Value/S&P 500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 (when the Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

Annual Report  13

Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	18.17%	12.77%	7.11%	7.16%
Open Shares**	17.75%	12.44%	6.79%	6.85%
R6 Shares**	18.16%	N/A	N/A	9.44%
S&P 500 Index	21.83%	15.79%	8.50%	8.51% (Institutional and Open Shares) 12.53% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years
Institutional Shares**	14.12%	14.46%	9.93%
Open Shares**	13.82%	14.12%	9.58%
Russell 2500 Index	16.81%	14.33%	9.22%
Russell 2000/2500 Linked Index	16.81%	14.33%	9.45%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing 98% of the investable US equity market. The Russell 2500 Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000/2500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index includes approximately 2,000 of the smallest securities in the Russell 3000 Index, representing roughly 10% of the total market capitalization of Russell 3,000 companies. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  15

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	22.81%	6.70%	2.87%	6.22%
Open Shares**	22.50%	6.42%	2.57%	5.09%
R6 Shares**	22.85%	N/A	N/A	4.50%
MSCI EAFE Index	25.03%	7.90%	1.94%	5.63% (Institutional Shares) 5.26% (Open Shares) 6.61% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI® ex-US and MSCI EAFE/ACWI ex-US Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years
Institutional Shares**	28.31%	6.21%	2.06%
Open Shares**	27.89%	5.82%	1.71%
MSCI ACWI ex-US	27.19%	6.80%	1.84%
MSCI EAFE/ACWI ex-US Linked Index	27.19%	6.80%	1.26%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-US is a free-floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging markets country indices. The MSCI EAFE/ACWI ex-US Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when the Portfolio’s benchmark index changed) and the MSCI ACWI ex-US for all periods thereafter. The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  17

Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI ACWI ex-US*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	23.29%	2.42%
Open Shares**	22.87%	2.16%
MSCI ACWI ex-US	27.19%	4.20%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI ex-US is a free-floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was August 29, 2014.

18  Annual Report

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	27.85%	7.98%	3.81%	6.83%
Open Shares**	27.44%	7.71%	3.53%	5.42%
R6 Shares**	27.82%	N/A	N/A	6.11%
MSCI EAFE Index	25.03%	7.90%	1.94%	5.07% (Institutional Shares) 4.05% (Open Shares) 8.59% (R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE (Europe, Australasia, Far East) Index is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

Annual Report  19

Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	24.98%	5.67%
Open Shares**	24.60%	5.35%
MSCI EAFE Index	25.03%	5.65%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 29, 2015.

20  Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Ten Years
Institutional Shares**	36.57%	12.58%	5.06%
Open Shares**	36.20%	12.25%	4.76%
MSCI EAFE Small Cap Index	33.01%	12.85%	5.77%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index targets all companies with market capitalizations below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float-adjusted market capitalization in each market (subject to minimum investability criteria and a universal minimum size range). The MSCI EAFE Small Cap Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  21

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI ACWI*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	28.52%	8.31%
Open Shares**	28.01%	7.98%
MSCI ACWI	23.97%	7.99%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was December 31, 2013.

22  Annual Report

Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI ACWI*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	24.20%	5.94%
Open Shares**	23.72%	5.59%
MSCI ACWI	23.97%	7.40%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was August 29, 2014.

Annual Report  23

Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and MSCI World Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception	†
Institutional Shares**	20.57%	9.06%
Open Shares**	20.11%	8.70%
MSCI World Index	22.40%	8.68%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 29, 2015.

24  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2017 through December 31, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  25

Portfolio	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,072.40	$3.92	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,071.00	$5.38	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%
R6 Shares
Actual	$1,000.00	$1,072.00	$3.81	0.73%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.72	0.73%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,095.10	$3.96	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,093.20	$5.54	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
R6 Shares
Actual	$1,000.00	$1,095.00	$3.96	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,093.70	$4.49	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Open Shares
Actual	$1,000.00	$1,091.90	$6.12	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%

International Equity
Institutional Shares
Actual	$1,000.00	$1,094.90	$4.33	0.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Open Shares
Actual	$1,000.00	$1,093.50	$5.65	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.45	1.07%
R6 Shares
Actual	$1,000.00	$1,095.20	$4.22	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%

International Equity Select
Institutional Shares
Actual	$1,000.00	$1,115.40	$5.60	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$1,114.20	$7.19	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

26   Annual Report

Portfolio	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17

International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,092.20	$5.54	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$1,091.00	$7.12	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,121.70	$4.28	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Open Shares
Actual	$1,000.00	$1,120.00	$5.61	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
R6 Shares
Actual	$1,000.00	$1,121.50	$4.22	0.79%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02	0.79%

International Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,090.60	$4.74	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,088.40	$6.32	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,169.60	$5.74	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$ 1,167.20	$7.10	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

Equity Franchise†
Institutional Shares
Actual	$1,000.00	$1,042.50	$2.42	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.10	$2.38	0.95%
Open Shares
Actual	$1,000.00	$1,041.80	$3.05	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.45	$3.03	1.20%

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,123.10	$5.62	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$1,120.60	$7.22	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

Annual Report   27

Portfolio	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,110.00	$5.90	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Open Shares
Actual	$1,000.00	$ 1,107.80	$7.54	1.42%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22	1.42%

Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$1,092.00	$3.95	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,089.80	$5.53	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

†	The Portfolio commenced operations on September 29, 2017.

28   Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2017

Sector*	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Consumer Discretionary	7.6%	9.3%	9.5%	12.3%	11.0%
Consumer Staples	18.4	7.6	4.7	10.5	8.9
Energy	1.9	6.2	4.8	7.6	5.3
Financials	—	14.2	19.2	17.2	17.5
Health Care	9.8	11.1	6.0	7.3	6.8
Industrials	7.9	11.8	18.8	20.1	18.6
Information Technology	36.4	30.1	14.6	7.2	16.6
Materials	5.7	3.5	8.4	5.5	1.9
Real Estate	—	1.5	10.4	2.6	2.7
Telecommunication Services	4.1	2.4	—	6.1	5.5
Utilities	—	—	3.6	1.4	2.1
Short-Term Investments	8.2	2.3	—	2.2	3.1
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio

Consumer Discretionary	13.1%	17.7%	11.7%	18.5%	21.5%
Consumer Staples	9.0	12.9	9.0	2.0	—
Energy	3.9	4.8	6.8	3.2	—
Financials	14.1	24.1	20.2	10.6	—
Health Care	9.4	4.6	12.8	4.1	16.2
Industrials	14.7	17.2	14.4	21.7	17.9
Information Technology	22.5	10.9	7.6	17.9	32.2
Materials	5.7	1.0	5.5	4.1	3.6
Real Estate	—	2.7	4.7	11.2	—
Telecommunication Services	3.6	—	4.1	3.1	—
Utilities	1.9	—	2.5	—	5.3
Short-Term Investments	2.1	4.1	0.7	3.6	3.3
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

Consumer Discretionary	7.4%	13.0%	14.1%
Consumer Staples	12.1	11.0	10.8
Energy	1.3	2.8	6.1
Financials	21.1	23.0	9.6
Health Care	8.7	7.4	9.1
Industrials	17.7	11.6	13.4
Information Technology	23.0	27.2	8.6
Materials	4.2	0.9	4.8
Real Estate	1.4	2.4	6.9
Telecommunication Services	—	0.7	4.4
Utilities	—	—	7.8
Short-Term Investments	3.1	—	4.4
Total Investments	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Annual Report  29

The Lazard Funds, Inc. Portfolios of Investments December 31, 2017

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 91.2%

Air Freight & Logistics | 4.9%
United Parcel Service, Inc., Class B	657,395	$78,328,614

Auto Components | 3.0%
Aptiv PLC	566,070	48,019,718

Beverages | 17.2%
Molson Coors Brewing Co., Class B	1,657,222	136,008,209
The Coca-Cola Co.	3,017,545	138,444,965
		274,453,174
Communications Equipment | 15.8%
Cisco Systems, Inc.	3,961,925	151,741,727
Motorola Solutions, Inc.	1,115,481	100,772,554
		252,514,281
Containers & Packaging | 3.5%
Crown Holdings, Inc. (*)	990,860	55,735,875

Diversified Telecommunication Services | 4.1%
AT&T, Inc.	1,698,400	66,033,792

Energy Equipment & Services | 1.8%
Schlumberger, Ltd.	438,000	29,516,820

Food Products | 1.1%
Kellogg Co.	251,155	17,073,517

Health Care Equipment & Supplies | 9.8%
Medtronic PLC	1,928,730	155,744,947

Internet Software & Services | 11.6%
Alphabet, Inc., Class A (*)	103,526	109,054,288
eBay, Inc. (*)	2,019,630	76,220,836
		185,275,124
Description	Shares	Fair Value

IT Services | 4.8%
DXC Technology Co.	799,000	$75,825,100

Machinery | 2.9%
Wabtec Corp.	568,100	46,260,383

Metals & Mining | 2.2%
Steel Dynamics, Inc.	823,821	35,531,400

Semiconductors & Semiconductor Equipment | 4.0%
Skyworks Solutions, Inc.	665,525	63,191,599

Specialty Retail | 2.9%
AutoZone, Inc. (*)	65,280	46,438,234

Textiles, Apparel & Luxury Goods | 1.6%
Carter’s, Inc.	216,985	25,493,568

Total Common Stocks (Cost $1,308,765,811)		1,455,436,146

Short-Term Investments | 8.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $130,036,124)	130,036,124	130,036,124

Total Investments | 99.3% (Cost $1,438,801,935)		$1,585,472,270

Cash and Other Assets in Excess of Liabilities | 0.7%		11,071,897

Net Assets | 100.0%		$1,596,544,167

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Shares	Fair Value

Lazard US Strategic Equity Portfolio

Common Stocks | 97.6%

Aerospace & Defense | 2.2%
United Technologies Corp.	14,725	$1,878,468

Air Freight & Logistics | 2.9%
United Parcel Service, Inc., Class B	20,875	2,487,256

Auto Components | 1.4%
Aptiv PLC	14,035	1,190,589

Banks | 10.0%
Citigroup, Inc.	38,625	2,874,086
Citizens Financial Group, Inc.	51,600	2,166,168
Sterling Bancorp	47,550	1,169,730
SunTrust Banks, Inc.	35,700	2,305,863
		8,515,847
Beverages | 6.9%
Molson Coors Brewing Co., Class B	29,200	2,396,444
The Coca-Cola Co.	75,650	3,470,822
		5,867,266
Biotechnology | 1.3%
Biogen, Inc. (*)	2,225	708,818
Gilead Sciences, Inc.	5,900	422,676
		1,131,494
Building Products | 0.5%
Johnson Controls International PLC	11,000	419,210

Capital Markets | 3.3%
Intercontinental Exchange, Inc.	27,750	1,958,040
Morgan Stanley	16,500	865,755
		2,823,795
Chemicals | 1.0%
Agrium, Inc.	4,100	471,500
PPG Industries, Inc.	3,650	426,393
		897,893
Commercial Services & Supplies | 0.5%
Copart, Inc. (*)	10,145	438,163

Communications Equipment | 7.1%
Cisco Systems, Inc.	87,125	3,336,887
Motorola Solutions, Inc.	22,820	2,061,559
Palo Alto Networks, Inc. (*)	4,650	673,971
		6,072,417
Description	Shares	Fair Value

Containers & Packaging | 1.3%
Crown Holdings, Inc. (*)	19,410	$1,091,813

Diversified Telecommunication Services | 2.4%
AT&T, Inc.	53,100	2,064,528

Electrical Equipment | 1.9%
Eaton Corp. PLC	20,935	1,654,074

Energy Equipment & Services | 1.5%
Schlumberger, Ltd.	18,800	1,266,932

Equity Real Estate Investment Trusts (REITs) | 1.5%
Prologis, Inc.	19,575	1,262,783

Food Products | 0.7%
Kellogg Co.	8,600	584,628

Health Care Equipment & Supplies | 3.9%
Medtronic PLC	32,950	2,660,713
Stryker Corp.	4,380	678,199
		3,338,912
Health Care Providers & Services | 0.8%
Humana, Inc.	2,775	688,394

Hotels, Restaurants & Leisure | 3.0%
McDonald’s Corp.	10,895	1,875,248
Starbucks Corp.	11,605	666,475
		2,541,723
Industrial Conglomerates | 1.7%
General Electric Co.	27,600	481,620
Honeywell International, Inc.	6,198	950,525
		1,432,145
Insurance | 1.0%
Aon PLC	6,130	821,420

Internet Software & Services | 8.0%
Alphabet, Inc., Class A (*)	3,921	4,130,382
Alphabet, Inc., Class C (*)	390	408,096
eBay, Inc. (*)	60,695	2,290,629
		6,829,107

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Shares	Fair Value

Lazard US Strategic Equity Portfolio (concluded)

IT Services | 5.0%
CoreLogic, Inc. (*)	16,700	$771,707
DXC Technology Co.	12,350	1,172,015
Vantiv, Inc., Class A (*)	8,100	595,755
Visa, Inc., Class A	15,420	1,758,189
		4,297,666
Machinery | 1.7%
Deere & Co.	6,020	942,190
Wabtec Corp.	5,800	472,294
		1,414,484
Marine | 0.4%
Kirby Corp. (*)	4,850	323,980

Media | 0.6%
The Madison Square Garden Co., Class A (*)	2,258	476,099

Metals & Mining | 1.1%
Steel Dynamics, Inc.	22,300	961,799

Multiline Retail | 0.6%
Dollar Tree, Inc. (*)	4,800	515,088

Oil, Gas & Consumable Fuels | 4.7%
Cimarex Energy Co.	3,900	475,839
ConocoPhillips	26,945	1,479,011
EOG Resources, Inc.	11,005	1,187,550
Pioneer Natural Resources Co.	5,175	894,499
		4,036,899
Pharmaceuticals | 5.0%
Pfizer, Inc.	80,889	2,929,800
Zoetis, Inc.	19,004	1,369,048
		4,298,848
Description	Shares	Fair Value

Semiconductors & Semiconductor Equipment | 4.0%
Cypress Semiconductor Corp.	43,400	$661,416
Intel Corp.	19,900	918,584
Skyworks Solutions, Inc.	19,435	1,845,353
		3,425,353
Software | 3.6%
Microsoft Corp.	35,700	3,053,778

Specialty Retail | 3.0%
AutoZone, Inc. (*)	1,840	1,308,921
Lowe’s Cos., Inc.	13,700	1,273,278
		2,582,199
Technology Hardware, Storage & Peripherals | 2.4%
Apple, Inc.	11,952	2,022,637

Textiles, Apparel & Luxury Goods | 0.7%
Carter’s, Inc.	5,370	630,921

Total Common Stocks (Cost $69,183,030)		83,338,608

Short-Term Investments | 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $1,947,372)	1,947,372	1,947,372

Total Investments | 99.9% (Cost $71,130,402)		$85,285,980

Cash and Other Assets in Excess of Liabilities | 0.1%		78,668

Net Assets | 100.0%		$85,364,648

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 96.9%

Air Freight & Logistics | 0.9%
Echo Global Logistics, Inc. (*)	63,533	$1,778,924

Airlines | 1.4%
Alaska Air Group, Inc.	38,200	2,808,082

Auto Components | 1.1%
Modine Manufacturing Co. (*)	107,245	2,166,349

Banks | 12.7%
Bank of the Ozarks, Inc.	74,910	3,629,390
Comerica, Inc.	39,905	3,464,153
Commerce Bancshares, Inc.	69,992	3,908,353
FCB Financial Holdings, Inc., Class A (*)	61,160	3,106,928
Home BancShares, Inc.	144,035	3,348,814
PacWest Bancorp	44,091	2,222,186
Sterling Bancorp	123,285	3,032,811
Texas Capital Bancshares, Inc. (*)	33,790	3,003,931
		25,716,566
Biotechnology | 0.6%
Cellectis SA ADR (*)	38,315	1,116,882

Building Products | 1.0%
PGT Innovations, Inc. (*)	125,650	2,117,202

Capital Markets | 1.6%
Morningstar, Inc.	34,470	3,342,556

Chemicals | 4.4%
Ingevity Corp. (*)	26,495	1,867,103
Innospec, Inc.	48,195	3,402,567
Valvoline, Inc.	144,300	3,616,158
		8,885,828
Commercial Services & Supplies | 1.9%
Deluxe Corp.	50,440	3,875,810

Communications Equipment | 1.1%
Ciena Corp. (*)	108,535	2,271,638

Construction & Engineering | 1.0%
Dycom Industries, Inc. (*)	17,510	1,951,139
Description	Shares	Fair Value

Construction Materials | 1.1%
Eagle Materials, Inc.	19,940	$2,259,202

Containers & Packaging | 2.0%
Graphic Packaging Holding Co.	264,525	4,086,911

Electric Utilities | 1.6%
PNM Resources, Inc.	80,000	3,236,000

Electrical Equipment | 5.3%
Atkore International Group, Inc. (*)	139,925	3,001,391
EnerSys	27,160	1,891,151
Generac Holdings, Inc. (*)	54,120	2,680,022
Regal Beloit Corp.	40,930	3,135,238
		10,707,802
Electronic Equipment, Instruments & Components | 2.5%
Belden, Inc.	25,895	1,998,317
FLIR Systems, Inc.	67,110	3,128,668
		5,126,985
Energy Equipment & Services | 4.6%
NCS Multistage Holdings, Inc.	102,930	1,517,188
Oceaneering International, Inc.	106,655	2,254,687
Patterson-UTI Energy, Inc.	116,085	2,671,116
U.S. Silica Holdings, Inc.	90,075	2,932,842
		9,375,833
Equity Real Estate Investment Trusts (REITs) | 10.1%
American Campus Communities, Inc.	53,450	2,193,054
Camden Property Trust	28,925	2,662,835
DCT Industrial Trust, Inc.	51,173	3,007,949
Extra Space Storage, Inc.	35,980	3,146,451
Healthcare Realty Trust, Inc.	105,050	3,374,206
Kilroy Realty Corp.	39,265	2,931,132
UDR, Inc.	80,155	3,087,571
		20,403,198
Food & Staples Retailing | 1.2%
Sprouts Farmers Market, Inc. (*)	103,310	2,515,598

Food Products | 3.3%
The J.M. Smucker Co.	31,215	3,878,152
The Simply Good Foods Co. (*)	204,140	2,911,036
		6,789,188
Gas Utilities | 0.7%
Northwest Natural Gas Co.	22,320	1,331,388

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Health Care Equipment & Supplies | 1.5%
STERIS PLC	35,510	$3,106,060

Health Care Providers & Services | 0.9%
AMN Healthcare Services, Inc. (*)	35,185	1,732,861

Household Durables | 1.6%
Leggett & Platt, Inc.	68,390	3,264,255

Independent Power & Renewable Electricity Producers | 1.2%
Pattern Energy Group, Inc.	112,300	2,413,327

Insurance | 2.8%
Arch Capital Group, Ltd. (*)	34,990	3,176,042
Reinsurance Group of America, Inc.	15,715	2,450,440
		5,626,482
Internet Software & Services | 1.4%
j2 Global, Inc.	36,545	2,741,971

IT Services | 3.7%
CoreLogic, Inc. (*)	72,930	3,370,095
Leidos Holdings, Inc.	46,815	3,022,845
Vantiv, Inc., Class A (*)	16,200	1,191,510
		7,584,450
Life Sciences Tools & Services | 1.8%
Cambrex Corp. (*)	28,355	1,361,040
INC Research Holdings, Inc., Class A (*)	54,320	2,368,352
		3,729,392
Machinery | 3.5%
Snap-on, Inc.	15,575	2,714,722
TriMas Corp. (*)	58,461	1,563,832
Wabtec Corp.	34,785	2,832,543
		7,111,097
Marine | 1.6%
Kirby Corp. (*)	47,220	3,154,296

Media | 2.4%
Emerald Expositions Events, Inc.	95,745	1,947,453
Scholastic Corp.	73,242	2,937,737
		4,885,190
Description	Shares	Fair Value

Metals & Mining | 0.7%
Steel Dynamics, Inc.	30,690	$1,323,660

Pharmaceuticals | 1.0%
Catalent, Inc. (*)	50,010	2,054,411

Professional Services | 1.7%
FTI Consulting, Inc. (*)	81,210	3,488,782

Semiconductors & Semiconductor Equipment | 3.7%
Cypress Semiconductor Corp.	190,900	2,909,316
Microsemi Corp. (*)	41,210	2,128,496
Versum Materials, Inc.	65,995	2,497,911
		7,535,723
Software | 1.7%
Bottomline Technologies de, Inc. (*)	100,400	3,481,872

Specialty Retail | 1.6%
Floor & Decor Holdings, Inc., Class A	33,165	1,614,472
Tractor Supply Co.	20,890	1,561,528
		3,176,000
Textiles, Apparel & Luxury Goods | 2.5%
Carter’s, Inc.	23,280	2,735,167
Steven Madden, Ltd. (*)	52,210	2,438,207
		5,173,374
Thrifts & Mortgage Finance | 1.5%
Washington Federal, Inc.	91,125	3,121,031

Total Common Stocks (Cost $169,897,416)		196,567,315

Total Investments | 96.9% (Cost $169,897,416)		$196,567,315

Cash and Other Assets in Excess of Liabilities | 3.1%		6,380,873

Net Assets | 100.0%		$202,948,188

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 98.0%

Australia | 3.2%
BHP Billiton PLC	4,594,301	$94,039,379
Caltex Australia, Ltd.	1,007,618	26,724,646
		120,764,025
Belgium | 2.5%
Anheuser-Busch InBev SA/NV	573,589	63,979,747
KBC Group NV	354,208	30,178,083
		94,157,830
Brazil | 0.9%
Cielo SA	4,709,000	33,251,044

Canada | 4.4%
Canadian National Railway Co.	447,910	36,933,868
National Bank of Canada	1,186,200	59,187,322
Suncor Energy, Inc.	1,975,710	72,537,006
		168,658,196
Denmark | 2.5%
AP Moller-Maersk A/S, Class B	27,416	47,776,243
Carlsberg A/S, Class B	409,037	48,992,953
		96,769,196
Finland | 1.5%
Sampo Oyj, A Shares	1,009,631	55,464,485

France | 10.6%
Air Liquide SA	545,520	68,610,681
Capgemini SE	730,293	86,424,586
Cie Generale des Etablissements Michelin	477,584	68,411,196
Safran SA	423,505	43,548,763
Valeo SA	514,162	38,316,342
Vinci SA	945,829	96,500,090
		401,811,658
Germany | 4.2%
Deutsche Post AG	1,318,169	62,619,490
SAP SE	879,813	98,653,291
		161,272,781
Ireland | 3.6%
Ryanair Holdings PLC Sponsored ADR (*)	474,339	49,421,380
Shire PLC	1,666,028	86,414,141
		135,835,521
Italy | 0.7%
UniCredit SpA (*)	1,411,078	26,287,381
Description	Shares	Fair Value

Japan | 18.4%
Bridgestone Corp.	808,800	$37,614,054
Daiwa House Industry Co., Ltd.	2,560,678	98,373,570
Don Quijote Holdings Co., Ltd.	1,976,800	103,341,711
Hoshizaki Corp.	214,400	18,928,989
Isuzu Motors, Ltd.	4,103,200	68,617,532
Kao Corp.	608,180	41,135,949
KDDI Corp.	1,701,000	42,350,374
Makita Corp.	1,569,100	65,695,195
Shin-Etsu Chemical Co., Ltd.	454,400	46,087,427
Sony Corp.	1,300,700	58,426,161
Sumitomo Mitsui Financial Group, Inc.	1,497,500	64,677,015
United Arrows, Ltd.	717,000	29,117,983
Yamaha Corp.	726,100	26,632,272
		700,998,232
Luxembourg | 0.7%
Tenaris SA	1,575,473	24,869,256

Netherlands | 6.8%
ABN AMRO Group NV	892,779	28,727,948
Koninklijke KPN NV	8,859,455	30,908,234
Royal Dutch Shell PLC, A Shares	3,531,692	118,229,657
Wolters Kluwer NV	1,578,737	82,210,703
		260,076,542
Norway | 2.9%
Statoil ASA	2,221,725	47,527,330
Telenor ASA	2,864,798	61,365,911
		108,893,241
Singapore | 2.4%
DBS Group Holdings, Ltd.	3,497,700	64,762,615
NetLink NBN Trust	43,706,000	27,283,825
		92,046,440
Spain | 1.7%
Bankia SA	1,735,722	8,284,712
Red Electrica Corporacion SA	2,463,507	55,239,560
		63,524,272
Sweden | 3.4%
Assa Abloy AB, Class B	3,323,244	68,958,669
Nordea Bank AB	5,042,329	61,024,992
		129,983,661
Switzerland | 6.5%
Ferguson PLC	1,170,400	83,745,285
Julius Baer Group, Ltd.	775,686	47,423,130
Novartis AG	1,388,650	117,398,899
		248,567,314

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

Taiwan | 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	1,416,800	$56,176,120

Turkey | 1.1%
Turkcell Iletisim Hizmetleri AS	10,074,715	41,141,803

United Kingdom | 14.5%
British American Tobacco PLC	1,580,638	106,678,005
BT Group PLC	7,611,863	27,870,361
Diageo PLC	1,758,066	64,342,301
Howden Joinery Group PLC	4,690,473	29,542,150
Informa PLC	4,091,225	39,798,470
Prudential PLC	5,194,160	133,542,729
RELX PLC	3,326,248	77,926,428
Unilever PLC	1,315,277	72,865,789
		552,566,233
United States | 4.0%
Aon PLC	577,375	77,368,250
Medtronic PLC	931,110	75,187,133
		152,555,383
Total Common Stocks (Cost $3,150,106,680)		3,725,670,614
Description	Shares	Fair Value

Short-Term Investments | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $84,623,777)	84,623,777	$84,623,777

Total Investments | 100.2% (Cost $3,234,730,457)		$3,810,294,391

Liabilities in Excess of Cash and Other Assets | (0.2)%		(6,274,037)

Net Assets | 100.0%		$3,804,020,354

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 96.5%

Australia | 1.9%
BHP Billiton, Ltd.	46,149	$1,062,270

Belgium | 1.7%
Anheuser-Busch InBev SA/NV	8,600	959,268

Brazil | 3.1%
BB Seguridade Participacoes SA	71,400	612,085
Cia de Saneamento Basico do Estado de Sao Paulo	41,600	433,248
Cielo SA	97,040	685,216
		1,730,549
Canada | 2.6%
Canadian National Railway Co.	6,900	568,962
Suncor Energy, Inc.	23,900	877,474
		1,446,436
China | 3.6%
Ping An Insurance (Group) Co. of China, Ltd., Class H	41,500	431,940
Tencent Holdings, Ltd.	31,000	1,602,544
		2,034,484
Denmark | 1.7%
Carlsberg A/S, Class B	8,209	983,244

Finland | 2.0%
Sampo Oyj, A Shares	21,105	1,159,412

France | 6.0%
Cie Generale des Etablissements Michelin	5,531	792,284
Safran SA	4,146	426,331
Valeo SA	14,537	1,083,325
Vinci SA	11,065	1,128,929
		3,430,869
Germany | 4.9%
Continental AG	2,427	655,229
Deutsche Post AG	13,154	624,880
SAP SE	13,511	1,514,986
		2,795,095
India | 1.3%
ICICI Bank, Ltd. Sponsored ADR	76,355	742,934
Description	Shares	Fair Value

Indonesia | 1.7%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	30,208	$973,302

Ireland | 3.1%
Ryanair Holdings PLC Sponsored ADR (*)	6,382	664,941
Shire PLC	21,510	1,115,688
		1,780,629
Japan | 13.0%
Daiwa House Industry Co., Ltd.	39,400	1,513,630
FANUC Corp.	1,900	456,492
Kao Corp.	7,000	473,464
KDDI Corp.	20,000	497,947
Makita Corp.	25,500	1,067,636
Ryohin Keikaku Co., Ltd.	3,600	1,120,879
Sony Corp.	15,200	682,769
Sumitomo Mitsui Financial Group, Inc.	21,076	910,272
Tokyo Electron, Ltd.	3,800	680,686
		7,403,775
Netherlands | 5.1%
ABN AMRO Group NV	15,394	495,350
Royal Dutch Shell PLC, A Shares	37,683	1,256,687
Wolters Kluwer NV	22,027	1,147,028
		2,899,065
Norway | 2.7%
Statoil ASA	39,451	843,939
Telenor ASA	33,353	714,444
		1,558,383
Philippines | 0.6%
Alliance Global Group, Inc. (*)	1,100,900	352,384

Russia | 1.1%
Yandex NV Class A (*)	19,355	633,876

Singapore | 1.7%
DBS Group Holdings, Ltd.	51,800	959,117

South Africa | 2.1%
Mr. Price Group, Ltd.	20,568	406,789
Sanlam, Ltd.	112,165	788,102
		1,194,891
South Korea | 2.4%
Samsung Electronics Co., Ltd.	565	1,342,341

Spain | 1.3%
Red Electrica Corporacion SA	33,066	741,443

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

Sweden | 2.9%
Assa Abloy AB, Class B	54,674	$1,134,508
Nordea Bank AB	41,670	504,313
		1,638,821
Switzerland | 5.2%
ABB, Ltd.	17,018	455,102
Cie Financiere Richemont SA	4,863	440,310
Ferguson PLC	10,786	771,768
Novartis AG	15,046	1,272,015
		2,939,195
Taiwan | 2.9%
Taiwan Semiconductor Manufacturing
Co., Ltd.	216,341	1,662,378

Thailand | 1.1%
Kasikornbank Public Co. Ltd.	81,800	597,845

Turkey | 2.3%
KOC Holding AS	74,589	363,710
Turkcell Iletisim Hizmetleri AS	231,837	946,745
		1,310,455
United Kingdom | 12.5%
Ashtead Group PLC	23,228	619,907
British American Tobacco PLC	20,555	1,387,267
Compass Group PLC	49,241	1,064,736
Description	Shares	Fair Value

ConvaTec Group PLC	106,884	$295,387
London Stock Exchange Group PLC	878	44,955
Prudential PLC	67,394	1,732,711
RELX PLC	31,206	731,086
Unilever PLC	22,156	1,227,433
		7,103,482
United States | 6.0%
Accenture PLC, Class A	8,500	1,301,265
Aon PLC	6,860	919,240
Medtronic PLC	14,325	1,156,744
		3,377,249
Total Common Stocks (Cost $45,854,288)		54,813,192

Short-Term Investments | 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $1,736,057)	1,736,057	1,736,057

Total Investments | 99.6% (Cost $47,590,345)		$56,549,249

Cash and Other Assets in Excess of Liabilities | 0.4%		210,500

Net Assets | 100.0%		$56,759,749

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 97.9%

Australia | 2.7%
Amcor, Ltd.	156,159	$1,876,337

Belgium | 4.0%
Anheuser-Busch InBev SA/NV	25,136	2,803,741

Brazil | 1.9%
Cia de Saneamento Basico do Estado de Sao Paulo	125,600	1,308,077

Canada | 8.5%
National Bank of Canada	63,906	3,188,691
Suncor Energy, Inc.	74,835	2,747,522
		5,936,213
China | 5.3%
Tencent Holdings, Ltd.	71,618	3,702,291

Finland | 1.0%
Metso OYJ	20,973	715,465

France | 14.1%
Capgemini SE	18,385	2,175,724
Safran SA	13,600	1,398,480
Valeo SA	26,971	2,009,931
Vinci SA	27,691	2,825,229
Vivendi SA	52,871	1,421,704
		9,831,068
Germany | 2.8%
SAP SE	17,399	1,950,947

India | 2.0%
ICICI Bank, Ltd. Sponsored ADR	142,040	1,382,049

Ireland | 5.1%
Shire PLC	68,982	3,577,983

Japan | 10.4%
Bridgestone Corp.	76,600	3,562,360
Daifuku Co., Ltd.	27,600	1,501,521
Digital Garage, Inc.	83,900	2,208,471
		7,272,352
Description	Shares	Fair Value

Netherlands | 5.5%
Wolters Kluwer NV	73,341	$3,819,138

South Korea | 4.0%
Samsung Electronics Co., Ltd.	1,167	2,772,587

Taiwan | 4.1%
Taiwan Semiconductor Manufacturing
Co., Ltd. Sponsored ADR	71,617	2,839,614

Turkey | 3.6%
Turkcell Iletisim Hizmetleri AS	612,610	2,501,697

United Kingdom | 15.9%
British American Tobacco PLC	50,791	3,427,909
Compass Group PLC	99,731	2,156,479
Prudential PLC	131,008	3,368,238
Rio Tinto PLC	39,567	2,088,233
		11,040,859
United States | 7.0%
Aon PLC	14,020	1,878,680
Medtronic PLC	36,829	2,973,942
		4,852,622
Total Common Stocks (Cost $61,226,724)		68,183,040

Short-Term Investments | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $1,424,227)	1,424,227	1,424,227

Total Investments | 99.9% (Cost $62,650,951)		$69,607,267

Cash and Other Assets in Excess of Liabilities | 0.1%		52,357

Net Assets | 100.0%		$69,659,624

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 96.2%

Brazil | 0.8%
Cielo SA	7,724,140	$54,541,456

Canada | 6.3%
Bombardier, Inc., Class B (*)	38,037,400	91,689,198
CAE, Inc.	5,766,270	107,114,085
National Bank of Canada	2,602,620	129,861,835
Suncor Energy, Inc.	3,458,318	126,970,068
		455,635,186
China | 3.5%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	453,000	78,110,790
Ping An Insurance (Group) Co. of China, Ltd., Class H	6,775,000	70,515,483
Tencent Holdings, Ltd.	1,997,600	103,265,897
		251,892,170
Denmark | 2.1%
Carlsberg A/S, Class B	1,260,280	150,951,722

Finland | 4.0%
Metso OYJ	1,128,248	38,488,631
Sampo Oyj, A Shares	4,570,923	251,105,495
		289,594,126
France | 6.9%
Faurecia	1,279,688	99,792,029
Safran SA	1,094,718	112,569,189
Television Francaise 1	3,792,028	55,752,409
Ubisoft Entertainment SA (*)	693,012	53,322,969
Vivendi SA	6,724,079	180,810,808
		502,247,404
Germany | 2.5%
Fresenius SE & Co. KGaA	997,490	77,664,763
KION Group AG	1,169,268	100,880,500
		178,545,263
India | 1.1%
Housing Development Finance Corp., Ltd.	3,024,247	80,939,321

Indonesia | 0.1%
PT Media Nusantara Citra Tbk	93,733,100	8,877,206
Description	Shares	Fair Value

Ireland | 5.1%
Bank of Ireland Group PLC (*)	12,429,973	$105,738,886
Kerry Group PLC, Class A	713,662	80,035,599
Shire PLC	3,559,861	184,644,153
		370,418,638
Italy | 0.9%
UniCredit SpA (*)	3,690,177	68,745,377

Japan | 20.3%
AEON Financial Service Co., Ltd.	4,965,900	115,323,961
CyberAgent, Inc.	3,038,600	118,682,649
Daiwa House Industry Co., Ltd.	5,106,800	196,187,942
Don Quijote Holdings Co., Ltd.	4,831,700	252,588,095
FANUC Corp.	685,000	164,577,208
Hoshizaki Corp.	561,800	49,600,307
Kao Corp.	1,531,700	103,600,798
Makita Corp.	4,044,400	169,331,238
Shimano, Inc.	689,100	96,956,682
Tokyo Electron, Ltd.	842,600	150,933,272
Yamaha Corp.	1,363,700	50,018,495
		1,467,800,647
Luxembourg | 1.0%
ArcelorMittal (*)	2,263,704	73,310,509

Netherlands | 2.7%
ABN AMRO Group NV	1,335,526	42,974,713
Wolters Kluwer NV	2,984,966	155,438,273
		198,412,986
New Zealand | 1.0%
Z Energy, Ltd.	12,721,365	68,888,309

Norway | 2.1%
Statoil ASA	7,076,407	151,379,101

Philippines | 0.9%
GT Capital Holdings, Inc.	2,511,845	65,015,552

Singapore | 1.9%
DBS Group Holdings, Ltd.	7,514,000	139,127,509

Spain | 0.8%
Bankia SA	12,469,125	59,515,933

Sweden | 2.7%
Assa Abloy AB, Class B	5,386,236	111,766,595
Hexagon AB, B Shares	1,654,511	82,746,028
		194,512,623

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Switzerland | 4.9%
Cie Financiere Richemont SA	1,203,412	$108,960,421
Julius Baer Group, Ltd.	2,753,436	168,336,869
Partners Group Holding AG	114,299	78,321,778
		355,619,068
Taiwan | 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	15,001,000	115,268,648

United Kingdom | 18.2%
Ashtead Group PLC	3,457,676	92,278,155
British American Tobacco PLC	3,627,086	244,793,746
CNH Industrial NV	4,115,616	55,021,332
Coca-Cola European Partners PLC	4,218,292	168,024,341
Compass Group PLC	5,635,835	121,863,417
Diageo PLC	5,147,626	188,394,578
Informa PLC	19,554,440	190,220,972
Prudential PLC	10,043,112	258,210,102
		1,318,806,643
Description	Shares	Fair Value

United States | 4.8%
Accenture PLC, Class A	1,005,160	$153,879,944
Aon PLC	894,440	119,854,960
Medtronic PLC	875,900	70,728,925
		344,463,829
Total Common Stocks (Cost $5,675,247,605)		6,964,509,226

Short-Term Investments | 4.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $294,877,528)	294,877,528	294,877,528

Total Investments | 100.3% (Cost $5,970,125,133)		$7,259,386,754

Liabilities in Excess of Cash and Other Assets | (0.3)%		(20,958,086)

Net Assets | 100.0%		$7,238,428,668

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 100.0%

Australia | 6.8%
Aristocrat Leisure, Ltd.	2,235	$41,186
BlueScope Steel, Ltd.	430	5,153
CIMIC Group, Ltd.	153	6,135
Cochlear, Ltd.	177	23,630
CSL, Ltd.	526	57,892
Fortescue Metals Group, Ltd.	2,807	10,667
Newcrest Mining, Ltd.	201	3,571
Platinum Asset Management, Ltd.	1,878	11,269
Qantas Airways, Ltd.	1,746	6,854
South32, Ltd.	4,046	11,001
		177,358
Belgium | 0.2%
Ontex Group NV	138	4,559

Denmark | 2.8%
Novo Nordisk A/S, Class B	1,139	61,216
Vestas Wind Systems A/S	186	12,749
		73,965
Faeroe Islands | 0.2%
Bakkafrost P/F	119	5,022

France | 9.4%
Air France-KLM (*)	599	9,738
AXA SA	1,573	46,621
BNP Paribas SA	47	3,505
Credit Agricole SA	997	16,470
Faurecia	129	10,060
Ipsen SA	45	5,375
Klepierre REIT	134	5,893
Peugeot SA	1,091	22,162
Safran SA	85	8,741
Sanofi	217	18,684
Schneider Electric SE	43	3,647
Societe Generale SA	657	33,873
TOTAL SA	946	52,196
Unibail-Rodamco SE REIT	16	4,031
Valeo SA	86	6,409
		247,405
Description	Shares	Fair Value

Germany | 11.1%
Allianz SE	85	$19,466
BASF SE	193	21,181
Bayer AG	92	11,442
Continental AG	160	43,196
Covestro AG	344	35,371
Deutsche Lufthansa AG	1,157	42,532
Deutsche Post AG	115	5,463
Deutsche Telekom AG	1,128	20,005
E.ON SE	797	8,642
Infineon Technologies AG	213	5,817
Rheinmetall AG	74	9,397
RWE AG (*)	573	11,684
SAP SE	376	42,161
Siltronic AG (*)	65	9,434
United Internet AG	85	5,847
		291,638
Hong Kong | 3.3%
China Cord Blood Corp. (*)	300	2,985
CK Asset Holdings, Ltd.	1,000	8,741
CK Hutchison Holdings, Ltd.	500	6,277
Jardine Matheson Holdings, Ltd.	247	14,996
The Wharf Holdings, Ltd.	3,814	13,189
WH Group, Ltd.	7,989	9,005
Wharf Real Estate Investment Co., Ltd. (*)	3,814	25,385
Wheelock & Co., Ltd.	999	7,138
		87,716
Italy | 1.7%
Assicurazioni Generali SpA	573	10,432
Banca Generali SpA	296	9,834
Intesa Sanpaolo SpA	7,096	23,534
		43,800
Japan | 25.9%
Adastria Co., Ltd.	200	4,046
Asahi Glass Co., Ltd.	1,000	43,253
Canon, Inc.	800	29,793
Daito Trust Construction Co., Ltd.	100	20,370
Daiwa House Industry Co., Ltd.	900	34,575
East Japan Railway Co. ADR	714	11,617
Ferrotec Holdings Corp.	200	4,061
Fujitsu, Ltd.	1,000	7,088
Haseko Corp.	1,100	17,025
Hitachi, Ltd.	2,000	15,558
Itochu Techno-Solutions Corp.	400	17,337
JAC Recruitment Co., Ltd.	200	3,880
JXTG Holdings, Inc.	900	5,815

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Kakaku.com, Inc.	300	$5,074
Kanamoto Co., Ltd.	100	3,102
Kao Corp.	100	6,764
KDDI Corp.	700	17,428
Kobe Bussan Co., Ltd.	100	3,829
Kyushu Electric Power Co., Inc.	400	4,190
Maeda Corp.	1,000	13,752
Maruha Nichiro Corp.	300	9,025
Mitsubishi Chemical Holdings Corp.	1,600	17,565
Mitsubishi UFJ Financial Group, Inc.	9,700	71,173
Morinaga Milk Industry Co., Ltd.	300	13,581
MS&AD Insurance Group Holdings, Inc.	300	10,158
Nippon Denko Co., Ltd.	1,200	5,018
Nippon Light Metal Holdings Co., Ltd.	900	2,565
Nippon Shinyaku Co., Ltd.	100	7,430
Nippon Steel & Sumitomo Metal Corp.	100	2,567
Nippon Telegraph & Telephone Corp.	594	27,951
Nishimatsu Construction Co., Ltd.	500	14,026
Nissan Motor Co., Ltd.	3,088	30,796
Nomura Holdings, Inc.	1,700	10,038
NTT DOCOMO, Inc.	700	16,535
ORIX Corp.	1,600	27,053
Penta-Ocean Construction Co., Ltd.	800	5,966
Prima Meat Packers, Ltd.	2,000	14,653
SBI Holdings, Inc.	900	18,787
Shionogi & Co., Ltd.	200	10,813
Sompo Holdings, Inc.	500	19,277
Start Today Co., Ltd.	300	9,123
Taisei Corp.	100	4,974
Teijin, Ltd.	700	15,599
THK Co., Ltd.	100	3,746
Tokyo Electron, Ltd.	100	17,913
Toyo Construction Co., Ltd.	1,000	5,842
Toyo Seikan Group Holdings, Ltd.	300	4,813
Yaskawa Electric Corp.	300	13,109
		678,653
Luxembourg | 0.5%
B&M European Value Retail SA	2,372	13,526

Netherlands | 3.6%
Aegon NV	1,953	12,447
Royal Dutch Shell PLC, A Shares	1,724	57,714
Wolters Kluwer NV	445	23,173
		93,334
Description	Shares	Fair Value

New Zealand | 0.3%
a2 Milk Co., Ltd. (*)	1,240	$7,079

Norway | 2.9%
Aker BP ASA	398	9,785
Salmar ASA	164	4,901
Statoil ASA	2,528	54,079
Telenor ASA	366	7,840
		76,605
Portugal | 0.3%
Jeronimo Martins SGPS SA	462	8,972

Russia | 0.4%
Evraz PLC	2,498	11,459

Singapore | 1.4%
United Overseas Bank, Ltd.	900	17,755
UOL Group, Ltd.	900	5,967
Venture Corp., Ltd.	800	12,225
		35,947
Spain | 2.7%
Banco Bilbao Vizcaya Argentaria SA	1,828	15,561
Banco Santander SA	6,720	44,065
Industria de Diseno Textil SA	128	4,452
Telefonica SA	725	7,059
		71,137
Sweden | 3.0%
Atlas Copco AB, Class A	62	2,670
Electrolux AB, Series B	1,007	32,387
Husqvarna AB, B Shares	418	3,974
Sandvik AB	679	11,869
Volvo AB, Class B	1,502	27,947
		78,847
Switzerland | 7.5%
ABB, Ltd.	138	3,691
Adecco Group AG	308	23,540
Logitech International SA	207	6,981
Nestle SA	538	46,232
Partners Group Holding AG	23	15,760
Roche Holding AG	334	84,475
STMicroelectronics NV	222	4,821
Swiss Life Holding AG	29	10,264
		195,764

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

United Kingdom | 14.9%
Admiral Group PLC	646	$17,421
Ashtead Group PLC	487	12,997
Associated British Foods PLC	379	14,408
AstraZeneca PLC	377	25,871
Centrica PLC	5,040	9,332
Crest Nicholson Holdings PLC	672	4,921
Fevertree Drinks PLC	384	11,826
Hargreaves Lansdown PLC	303	7,371
Howden Joinery Group PLC	1,267	7,980
Imperial Brands PLC	96	4,103
International Consolidated Airlines Group SA	3,306	28,663
IQE PLC (*)	2,256	4,140
Lloyds Banking Group PLC	34,228	31,342
Persimmon PLC	417	15,399
Redrow PLC	718	6,360
Royal Bank of Scotland Group PLC (*)	7,833	29,216
Smith & Nephew PLC	996	17,234
SSE PLC	1,798	32,031
SSP Group PLC	1,179	10,833
Taylor Wimpey PLC	4,026	11,215
Description	Shares	Fair Value

Unilever NV	1,317	$73,995
Vodafone Group PLC	3,173	10,024
Whitbread PLC	103	5,563
		392,245
United States | 1.1%
Carnival PLC	263	17,292
ICON PLC (*)	100	11,215
		28,507
Total Common Stocks (Cost $2,289,438)		2,623,538

Short-Term Investments | 0.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $19,209)	19,209	19,209

Total Investments | 100.7% (Cost $2,308,647)		$2,642,747

Liabilities in Excess of Cash and Other Assets | (0.7)%		(18,831)

Net Assets | 100.0%		$2,623,916

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 96.2%

Australia | 5.4%
carsales.com, Ltd.	83,923	$946,169
Hansen Technologies, Ltd.	269,217	828,635
MYOB Group, Ltd.	287,194	810,261
Pact Group Holdings, Ltd.	189,493	838,148
SpeedCast International, Ltd.	258,082	1,077,403
		4,500,616
Belgium | 1.5%
Kinepolis Group NV	18,912	1,262,793

Canada | 3.9%
Alaris Royalty Corp.	30,300	498,251
Altus Group, Ltd.	42,165	1,238,786
StorageVault Canada, Inc.	361,500	756,360
The Descartes Systems Group, Inc. (*)	26,100	742,095
		3,235,492
Denmark | 0.7%
Dfds A/S	11,787	628,723

France | 1.3%
Chargeurs SA	35,090	1,065,184

Germany | 9.2%
Aroundtown SA	220,282	1,696,613
AURELIUS Equity Opportunities SE & Co. KGaA	15,410	1,053,320
CompuGroup Medical SE	19,832	1,298,552
Corestate Capital Holding SA	15,305	980,349
Duerr AG	6,539	832,912
Norma Group SE	14,495	967,864
PATRIZIA Immobilien AG (*)	37,791	873,408
		7,703,018
Hong Kong | 0.7%
Tongda Group Holdings, Ltd.	2,320,000	593,144

Ireland | 2.7%
Dalata Hotel Group PLC (*)	137,832	1,041,007
Glenveagh Properties PLC	347,275	490,849
Irish Continental Group PLC	105,884	733,195
		2,265,051
Description	Shares	Fair Value

Israel | 1.9%
Orbotech, Ltd. (*)	14,600	$733,504
Taptica international, Ltd.	136,577	857,178
		1,590,682
Italy | 2.4%
Cerved Information Solutions SpA	89,922	1,141,977
Ei Towers SpA	13,902	891,726
		2,033,703
Japan | 26.8%
ABC-Mart, Inc.	11,500	660,082
Ai Holdings Corp.	32,360	782,525
Anicom Holdings, Inc.	31,800	1,024,994
Ariake Japan Co., Ltd.	9,700	827,516
CyberAgent, Inc.	23,100	902,247
Daikyonishikawa Corp.	62,500	1,012,040
Dip Corp.	35,100	907,440
Financial Products Group Co., Ltd.	100,537	1,219,673
GMO internet, Inc.	67,600	1,144,623
Iriso Electronics Co., Ltd.	15,982	953,526
Jafco Co., Ltd.	22,000	1,268,283
Macromill, Inc.	27,900	665,940
Nissei ASB Machine Co., Ltd.	27,200	1,651,444
Open House Co., Ltd.	18,100	971,988
Persol Holdings Co., Ltd.	44,500	1,115,670
Sanwa Holdings Corp.	86,000	1,184,188
Seria Co., Ltd.	14,700	884,878
Skylark Co., Ltd.	48,225	685,366
TechnoPro Holdings, Inc.	22,845	1,241,025
Toridoll Holdings Corp.	35,100	1,307,833
USS Co., Ltd.	47,100	996,406
Zenkoku Hosho Co., Ltd.	23,142	996,852
		22,404,539
Luxembourg | 1.5%
Stabilus SA	14,212	1,278,418

Netherlands | 1.0%
Aalberts Industries NV	17,460	886,523

New Zealand | 0.9%
Z Energy, Ltd.	134,850	730,235

Portugal | 0.8%
NOS SGPS SA	107,788	708,715

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Singapore | 2.5%
BOC Aviation, Ltd.	108,900	$579,897
NetLink NBN Trust	931,200	581,309
XP Power, Ltd.	19,703	912,065
		2,073,271
South Korea | 0.6%
Douzone Bizon Co., Ltd. (*)	15,226	472,868

Spain | 1.1%
Hispania Activos Inmobiliarios SOCIMI SA REIT	49,968	940,143

Sweden | 7.0%
Alimak Group AB	46,847	730,886
Cloetta AB Class B	234,655	849,403
Granges AB	83,571	858,123
Indutrade AB	30,763	836,367
Inwido AB	63,514	648,878
Lifco AB, B Shares	27,206	942,790
Loomis AB, B Shares	22,873	957,780
		5,824,227
Switzerland | 1.3%
Kardex AG	8,638	1,060,573

Taiwan | 2.0%
Elite Material Co., Ltd.	158,000	538,565
Primax Electronics, Ltd.	227,000	601,099
Silicon Motion Technology Corp. ADR	9,805	519,273
		1,658,937
Turkey | 0.2%
Soda Sanayii AS	154,464	205,340

United Kingdom | 18.9%
Arrow Global Group PLC	183,797	983,338
Ascential PLC	164,318	854,684
Auto Trader Group PLC	159,286	756,121
Description	Shares	Fair Value

Burford Capital, Ltd.	42,436	$659,800
Clinigen Healthcare, Ltd.	88,010	1,220,481
Dignity PLC	32,981	808,790
Equiniti Group PLC	322,033	1,241,384
Hunting PLC (*)	81,815	667,041
John Wood Group PLC	62,793	548,838
Polypipe Group PLC	207,116	1,098,651
Rentokil Initial PLC	182,029	778,777
Rightmove PLC	16,505	1,002,435
RPC Group PLC	125,586	1,485,595
Savills PLC	83,078	1,112,415
Smart Metering Systems PLC	118,901	1,411,457
Victoria PLC (*)	33,700	376,460
Workspace Group PLC REIT	57,113	772,375
		15,778,642
United States | 1.9%
Core Laboratories NV	6,460	707,693
Samsonite International SA	188,100	864,033
		1,571,726
Total Common Stocks (Cost $59,602,863)		80,472,563

Short-Term Investments | 3.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $2,991,165)	2,991,165	2,991,165

Total Investments | 99.8% (Cost $62,594,028)		$83,463,728

Cash and Other Assets in Excess of Liabilities | 0.2%		165,264

Net Assets | 100.0%		$83,628,992

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio

Common Stocks | 93.9%

Australia | 3.9%
Computershare, Ltd.	17,571	$223,321

France | 2.5%
Societe BIC SA	1,265	139,101

Italy | 6.8%
Atlantia SpA	6,684	210,841
Terna SpA	30,307	175,989
		386,830
Japan | 2.0%
Miraca Holdings, Inc.	2,700	115,645

Luxembourg | 4.9%
SES SA (France)	17,779	277,048

United Kingdom | 2.0%
United Utilities Group PLC	10,258	114,811

United States | 71.8%
Alphabet, Inc., Class C (*)	215	224,976
Cisco Systems, Inc.	6,900	264,270
Express Scripts Holding Co. (*)	4,059	302,964
H&R Block, Inc.	9,700	254,334
Intel Corp.	2,552	117,800
International Game Technology PLC	12,290	325,808
Description	Shares	Fair Value

MasterCard, Inc., Class A	708	$107,163
McKesson Corp.	1,495	233,145
Medtronic PLC	3,000	242,250
Microsoft Corp.	2,478	211,968
Monsanto Co.	1,700	198,526
Nielsen Holdings PLC	5,831	212,249
Omnicom Group, Inc.	3,011	219,291
Oracle Corp.	5,250	248,220
QUALCOMM, Inc.	4,100	262,482
Stericycle, Inc. (*)	4,985	338,930
Tapestry, Inc.	2,500	110,575
Visa, Inc., Class A	1,000	114,020
WW Grainger, Inc.	371	87,649
		4,076,620
Total Common Stocks (Cost $5,168,748)		5,333,376

Short-Term Investments | 3.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $180,289)	180,289	180,289

Total Investments | 97.1% (Cost $5,349,037)		$5,513,665

Cash and Other Assets in Excess of Liabilities | 2.9%		162,848

Net Assets | 100.0%		$5,676,513

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 97.3%

Australia | 1.0%
Link Administration Holdings, Ltd.	86,943	$570,608

Brazil | 1.7%
Ambev SA	89,100	577,491
Cielo SA	62,320	440,052
		1,017,543
Canada | 4.1%
CAE, Inc.	26,115	485,112
Canadian National Railway Co.	11,460	944,971
National Bank of Canada	19,210	958,513
		2,388,596
China | 2.3%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	2,720	469,009
Tencent Holdings, Ltd.	16,620	859,171
		1,328,180
Denmark | 1.2%
Carlsberg A/S, Class B	5,978	716,023

Finland | 0.9%
Sampo Oyj, A Shares	10,004	549,574

France | 1.1%
Ubisoft Entertainment SA (*)	8,640	664,794

Germany | 2.9%
Continental AG	2,871	775,099
Symrise AG	11,005	943,531
		1,718,630
Hong Kong | 1.6%
AIA Group, Ltd.	106,945	912,061

India | 0.6%
Indiabulls Housing Finance, Ltd. GDR	17,955	335,848

Ireland | 1.5%
Shire PLC	16,734	867,965

Israel | 0.8%
Israel Discount Bank, Ltd., Class A (*)	158,309	459,843
Description	Shares	Fair Value

Japan | 7.3%
AEON Financial Service Co., Ltd.	29,325	$681,020
Daiwa House Industry Co., Ltd.	21,785	836,914
Kao Corp.	8,800	595,212
Ryohin Keikaku Co., Ltd.	3,160	983,883
TechnoPro Holdings, Inc.	13,900	755,100
Yamaha Corp.	12,800	469,485
		4,321,614
Netherlands | 1.6%
Wolters Kluwer NV	18,484	962,531

Singapore | 1.0%
Oversea-Chinese Banking Corp., Ltd.	66,100	610,696

South Africa | 0.8%
Sanlam, Ltd.	71,115	499,673

Sweden | 2.7%
Assa Abloy AB, Class B	23,747	492,760
Hexagon AB, B Shares	12,371	618,703
Nordea Bank AB	41,882	506,879
		1,618,342
Switzerland | 0.8%
Julius Baer Group, Ltd.	8,161	498,939

Taiwan | 1.0%
Taiwan Semiconductor Manufacturing
Co., Ltd. Sponsored ADR	14,640	580,476

United Kingdom | 10.8%
Ashtead Group PLC	28,853	770,026
British American Tobacco PLC	8,347	563,343
Coca-Cola European Partners PLC	16,115	642,183
Compass Group PLC	33,015	713,882
Diageo PLC	26,116	955,802
Prudential PLC	28,119	722,944
RELX NV	41,236	947,969
Rio Tinto PLC	9,000	474,994
Unilever PLC	9,924	549,786
		6,340,929
United States | 51.6%
Accenture PLC, Class A	6,840	1,047,136
Alphabet, Inc., Class A (*)	1,449	1,526,377
Aon PLC	6,525	874,350
Apple, Inc.	6,347	1,074,103

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (concluded)

Applied Materials, Inc.	7,260	$371,131
AutoZone, Inc. (*)	889	632,408
Biogen, Inc. (*)	2,295	731,118
Cisco Systems, Inc.	16,750	641,525
Citigroup, Inc.	12,810	953,192
Comerica, Inc.	6,970	605,066
Commerce Bancshares, Inc.	7,023	392,136
Crown Holdings, Inc. (*)	9,220	518,625
DXC Technology Co.	5,355	508,190
Eaton Corp. PLC	7,750	612,327
eBay, Inc. (*)	8,220	310,223
Five Below, Inc. (*)	7,865	521,607
Honeywell International, Inc.	6,893	1,057,110
Intercontinental Exchange, Inc.	14,320	1,010,419
IQVIA Holdings, Inc. (*)	8,530	835,087
Johnson Controls International PLC	15,700	598,327
Medtronic PLC	8,025	648,019
Microsoft Corp.	14,940	1,277,968
Molson Coors Brewing Co., Class B	7,574	621,598
Monsanto Co.	4,680	546,530
Motorola Solutions, Inc.	6,160	556,494
Rockwell Automation, Inc.	4,795	941,498
S&P Global, Inc.	5,755	974,897
Schlumberger, Ltd.	11,826	796,954
Snap-on, Inc.	2,855	497,627
Description	Shares	Fair Value

Starbucks Corp.	5,175	$297,200
The Charles Schwab Corp.	17,815	915,157
The Coca-Cola Co.	28,685	1,316,068
The J.M. Smucker Co.	5,350	664,684
Thermo Fisher Scientific, Inc.	4,450	844,966
United Technologies Corp.	6,619	844,386
Vantiv, Inc., Class A (*)	15,205	1,118,328
Visa, Inc., Class A	8,408	958,680
Welbilt, Inc. (*)	22,810	536,263
Zoetis, Inc.	16,537	1,191,325
		30,369,099
Total Common Stocks (Cost $47,779,556)		57,331,964

Short-Term Investments | 3.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $1,831,358)	1,831,358	1,831,358

Total Investments | 100.4% (Cost $49,610,914)		$59,163,322

Liabilities in Excess of Cash and Other Assets | (0.4)%		(250,878)

Net Assets | 100.0%		$58,912,444

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 99.3%

Canada | 1.3%
Toromont Industries, Ltd.	856	$37,522

China | 2.6%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	434	74,835

Denmark | 1.8%
AP Moller-Maersk A/S, Class B	13	22,654
Carlsberg A/S, Class B	242	28,986
		51,640
Finland | 2.1%
Sampo Oyj, A Shares	1,130	62,077

France | 4.2%
Ubisoft Entertainment SA (*)	816	62,786
Vivendi SA	2,240	60,234
		123,020
Germany | 2.1%
OSRAM Licht AG	372	33,306
Siemens AG	199	27,611
		60,917
Greece | 0.0%
OPAP SA	12	151

Hong Kong | 3.8%
AIA Group, Ltd.	7,200	61,404
Techtronic Industries Co., Ltd.	7,500	48,884
		110,288
Indonesia | 0.3%
PT Media Nusantara Citra Tbk	94,600	8,959

Ireland | 1.7%
Shire PLC	968	50,209

Israel | 1.5%
Israel Discount Bank, Ltd., Class A (*)	14,913	43,318
Description	Shares	Fair Value

Japan | 6.2%
Daiwa House Industry Co., Ltd.	1,800	$69,150
Don Quijote Holdings Co., Ltd.	800	41,822
TechnoPro Holdings, Inc.	600	32,594
Tokyo Electron, Ltd.	200	35,826
		179,392
Netherlands | 1.0%
ABN AMRO Group NV	863	27,770

New Zealand | 1.0%
Trade Me Group, Ltd.	8,312	28,568

Singapore | 0.7%
NetLink NBN Trust	34,100	21,287

South Africa | 3.9%
Naspers, Ltd., N Shares	243	67,707
PSG Group, Ltd.	711	15,514
Sanlam, Ltd.	4,364	30,663
		113,884
Switzerland | 1.5%
Partners Group Holding AG	62	42,485

Taiwan | 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	1,431	56,739

United Kingdom | 10.1%
British American Tobacco PLC	1,180	79,639
Coca-Cola European Partners PLC	1,400	55,765
Dignity PLC	1,102	27,024
Informa PLC	6,589	64,096
London Stock Exchange Group PLC	582	29,800
Prudential PLC	1,411	36,277
		292,601
United States | 51.5%
Accenture PLC, Class A	428	65,523
Activision Blizzard, Inc.	921	58,318
Alphabet, Inc., Class A (*)	123	129,568
Aon PLC	473	63,382
Bank of America Corp.	2,041	60,250
Biogen, Inc. (*)	180	57,343

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

Comerica, Inc.	710	$61,635
Cypress Semiconductor Corp.	1,983	30,221
eBay, Inc. (*)	791	29,852
EOG Resources, Inc.	435	46,941
Halliburton Co.	686	33,525
Intercontinental Exchange, Inc.	974	68,725
IQVIA Holdings, Inc. (*)	372	36,419
Medtronic PLC	307	24,790
Microsoft Corp.	1,073	91,784
Molson Coors Brewing Co., Class B	516	42,348
Palo Alto Networks, Inc. (*)	274	39,714
Raytheon Co.	332	62,366
Rockwell Automation, Inc.	75	14,726
S&P Global, Inc.	351	59,459
Starbucks Corp.	490	28,141
The Coca-Cola Co.	1,719	78,868
The J.M. Smucker Co.	250	31,060
Union Pacific Corp.	352	47,203
Valvoline, Inc.	996	24,960
Description	Shares	Fair Value

Vantiv, Inc., Class A (*)	408	$30,008
Visa, Inc., Class A	679	77,420
Welbilt, Inc. (*)	2,347	55,178
Zoetis, Inc.	609	43,872
		1,493,599
Total Common Stocks (Cost $2,442,126)		2,879,261

Short-Term Investments | 0.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $607)	607	607

Total Investments | 99.3% (Cost $2,442,733)		$2,879,868

Cash and Other Assets in Excess of Liabilities | 0.7%		19,297

Net Assets | 100.0%		$2,899,165

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 96.1%

Australia | 6.1%
AGL Energy, Ltd.	605	$11,482
Aristocrat Leisure, Ltd.	1,650	30,406
Cochlear, Ltd.	182	24,297
Computershare, Ltd.	956	12,150
CSL, Ltd.	495	54,480
Investa Office Fund REIT	2,906	10,309
Newcrest Mining, Ltd.	1,087	19,314
Platinum Asset Management, Ltd.	1,217	7,303
Qantas Airways, Ltd.	3,392	13,316
Sandfire Resources NL	2,040	10,960
Stockland REIT	14,462	50,585
The Star Entertainment Group, Ltd.	2,308	10,912
Woodside Petroleum, Ltd.	726	18,764
		274,278
Belgium | 0.3%
Proximus SADP	436	14,311

Canada | 7.0%
Alimentation Couche-Tard, Inc., Class B	361	18,837
ARC Resources, Ltd.	730	8,566
BCE, Inc.	273	13,114
Canadian Imperial Bank of Commerce	96	9,359
CI Financial Corp.	1,086	25,720
Colliers International Group, Inc.	225	13,580
Crescent Point Energy Corp.	1,262	9,618
Detour Gold Corp. (*)	976	11,476
Dollarama, Inc.	166	20,740
Husky Energy, Inc. (*)	2,441	34,469
IAMGOLD Corp. (*)	1,909	11,132
Kirkland Lake Gold, Ltd.	588	9,014
Metro, Inc.	325	10,407
Royal Bank of Canada	242	19,762
Suncor Energy, Inc.	1,132	41,561
The Toronto-Dominion Bank	206	12,070
Thomson Reuters Corp.	1,066	46,465
		315,890
Denmark | 1.2%
Danske Bank A/S	291	11,313
Jyske Bank A/S	219	12,428
Novo Nordisk A/S, Class B	535	28,754
		52,495
Description	Shares	Fair Value

France | 0.7%
Air France-KLM (*)	787	$12,795
TOTAL SA	364	20,084
		32,879
Germany | 1.2%
Covestro AG	132	13,573
Deutsche Lufthansa AG	797	29,298
Rheinmetall AG	96	12,190
		55,061
Hong Kong | 2.6%
CK Asset Holdings, Ltd.	1,000	8,741
Jardine Matheson Holdings, Ltd.	100	6,071
Kerry Properties, Ltd.	1,500	6,748
Sun Hung Kai Properties, Ltd.	1,000	16,658
Swire Pacific, Ltd., Class A	1,000	9,256
Techtronic Industries Co., Ltd.	2,500	16,294
The Wharf Holdings, Ltd.	3,000	10,374
Wharf Real Estate Investment Co., Ltd. (*)	1,959	13,038
Wheelock & Co., Ltd.	2,000	14,290
Yue Yuen Industrial Holdings, Ltd.	4,000	15,696
		117,166
Israel | 0.5%
Israel Discount Bank, Ltd., Class A (*)	3,335	9,687
Nice, Ltd.	115	10,497
		20,184
Japan | 10.8%
Amano Corp.	500	13,079
ANA Holdings, Inc.	200	8,347
Asahi Glass Co., Ltd.	300	12,976
Asahi Kasei Corp.	1,300	16,747
Central Japan Railway Co.	100	17,896
Daito Trust Construction Co., Ltd.	100	20,370
Daiwa House Industry Co., Ltd.	500	19,209
East Japan Railway Co.	200	19,498
Kaken Pharmaceutical Co., Ltd.	200	10,322
Kamigumi Co., Ltd.	700	15,471
Kao Corp.	200	13,528
KDDI Corp.	600	14,938
Kuraray Co., Ltd.	500	9,437
Maeda Corp.	1,000	13,752
Maruha Nichiro Corp.	300	9,025
Megmilk Snow Brand Co., Ltd.	400	11,824
Morinaga Milk Industry Co., Ltd.	200	9,054
MS&AD Insurance Group Holdings, Inc.	300	10,158
Nagoya Railroad Co., Ltd.	400	10,067
Nichirei Corp.	500	13,808
Nippon Telegraph & Telephone Corp.	300	14,117

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Nishimatsu Construction Co., Ltd.	400	$11,221
NTT DOCOMO, Inc.	400	9,449
Obayashi Corp.	800	9,674
Oji Holdings Corp.	2,000	13,295
Penta-Ocean Construction Co., Ltd.	1,700	12,677
Prima Meat Packers, Ltd.	2,000	14,653
Rengo Co., Ltd.	2,200	16,013
Shionogi & Co., Ltd.	200	10,813
Sompo Holdings, Inc.	500	19,277
Start Today Co., Ltd.	300	9,123
Taisei Corp.	200	9,948
Teijin, Ltd.	500	11,142
The Shizuoka Bank, Ltd.	1,000	10,334
Tokyo Gas Co., Ltd.	600	13,702
Toyobo Co., Ltd.	600	10,890
West Japan Railway Co.	100	7,295
Yaskawa Electric Corp.	300	13,109
		486,238
Luxembourg | 0.3%
B&M European Value Retail SA	2,031	11,582

Malta | 0.3%
Kindred Group PLC	876	12,530

Netherlands | 1.0%
Royal Dutch Shell PLC, A Shares	1,366	45,729

New Zealand | 0.6%
Fisher & Paykel Healthcare Corp., Ltd., Class C	1,141	11,570
Spark New Zealand, Ltd.	5,647	14,524
		26,094
Norway | 3.2%
Aker BP ASA	950	23,356
Leroy Seafood Group ASA	1,865	9,989
Marine Harvest ASA	755	12,781
Statoil ASA	2,805	60,005
Telenor ASA	1,640	35,130
		141,261
Singapore | 1.8%
CapitaLand, Ltd.	4,000	10,539
Singapore Airlines, Ltd.	2,500	19,913
UOL Group, Ltd.	1,000	6,630
Venture Corp., Ltd.	2,800	42,787
		79,869
Description	Shares	Fair Value

Spain | 0.1%
Corporacion Financiera Alba SA	82	$4,690

Sweden | 1.2%
Axfood AB	600	11,558
Electrolux AB, Series B	365	11,739
Hennes & Mauritz AB, B Shares	433	8,922
Svenska Cellulosa AB SCA, Class B	2,249	23,128
		55,347
Switzerland | 1.3%
Partners Group Holding AG	20	13,704
Roche Holding AG	127	32,124
Swiss Life Holding AG	33	11,680
		57,508
United Kingdom | 3.0%
Admiral Group PLC	619	16,693
Compass Group PLC	1,015	21,947
Hargreaves Lansdown PLC	433	10,533
International Consolidated Airlines Group SA	1,273	11,165
Moneysupermarket.com Group PLC	2,174	10,443
Persimmon PLC	282	10,414
Smith & Nephew PLC	807	13,964
SSE PLC	1,544	27,506
Wm Morrison Supermarkets PLC	3,751	11,132
		133,797
United States | 52.9%
3M Co.	277	65,197
Accenture PLC, Class A	312	47,764
Advanced Energy Industries, Inc. (*)	136	9,177
Ally Financial, Inc.	469	13,676
Altria Group, Inc.	326	23,280
AMC Networks, Inc., Class A (*)	204	11,032
Amdocs, Ltd.	198	12,965
Ameren Corp.	1,060	62,529
American Axle & Manufacturing Holdings, Inc. (*)	829	14,118
American Electric Power Co., Inc.	208	15,303
Anthem, Inc.	58	13,051
Aon PLC	392	52,528
AT&T, Inc.	1,648	64,074
Atkore International Group, Inc. (*)	589	12,634
BGC Partners, Inc., Class A	1,026	15,503
Bloomin’ Brands, Inc.	502	10,713
Campbell Soup Co.	424	20,399
Cardtronics PLC, Class A (*)	662	12,260
Carnival Corp.	487	32,322

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Carnival PLC	376	$24,722
Cigna Corp.	137	27,823
Comcast Corp., Class A	913	36,566
Consolidated Edison, Inc.	548	46,553
Costco Wholesale Corp.	140	26,057
Crown Holdings, Inc. (*)	219	12,319
Cummins, Inc.	86	15,191
Darden Restaurants, Inc.	499	47,914
Deckers Outdoor Corp. (*)	138	11,074
Discovery Communications, Inc. (*)	523	11,072
Eli Lilly & Co.	223	18,835
Eversource Energy	558	35,254
Exelon Corp.	216	8,513
F5 Networks, Inc. (*)	176	23,095
Facebook, Inc., Class A (*)	68	11,999
Fifth Third Bancorp	484	14,685
Fiserv, Inc. (*)	246	32,258
Genpact, Ltd.	466	14,791
Hanesbrands, Inc.	523	10,936
Hasbro, Inc.	97	8,816
HCA Healthcare, Inc. (*)	221	19,413
Humana, Inc.	42	10,419
Huntington Ingalls Industries, Inc.	45	10,606
ICON PLC (*)	132	14,804
Intel Corp.	672	31,019
Intuit, Inc.	118	18,618
Johnson & Johnson	367	51,277
Kimberly-Clark Corp.	339	40,904
Lockheed Martin Corp.	97	31,142
Lowe’s Cos., Inc.	296	27,510
Marsh & McLennan Cos., Inc.	430	34,998
Masimo Corp. (*)	110	9,328
MetLife, Inc.	158	7,988
MGM Growth Properties LLC, REIT Class A	562	16,382
Michael Kors Holdings, Ltd. (*)	179	11,268
Nasdaq, Inc.	141	10,833
NIKE, Inc., Class B	145	9,070
Northrop Grumman Corp.	142	43,581
Park Hotels & Resorts, Inc. REIT	785	22,569
Paychex, Inc.	552	37,580
PepsiCo, Inc.	521	62,478
PG&E Corp.	721	32,322
Pinnacle West Capital Corp.	181	15,418
Pioneer Natural Resources Co.	73	12,618
Description	Shares	Fair Value

PNM Resources, Inc.	240	$9,708
Quest Diagnostics, Inc.	135	13,296
Raytheon Co.	73	13,713
Regions Financial Corp.	643	11,111
Republic Services, Inc.	305	20,621
Ross Stores, Inc.	714	57,298
Royal Caribbean Cruises, Ltd.	88	10,497
Silgan Holdings, Inc.	888	26,098
Simon Property Group, Inc. REIT	375	64,402
Skyworks Solutions, Inc.	120	11,394
Starbucks Corp.	460	26,418
Sysco Corp.	1,053	63,949
The Boeing Co.	100	29,491
The Estee Lauder Cos., Inc., Class A	349	44,407
The Gap, Inc.	346	11,785
The Procter & Gamble Co.	99	9,096
The TJX Cos., Inc.	802	61,321
The Toro Co.	611	39,855
Time Warner, Inc.	148	13,538
UnitedHealth Group, Inc.	212	46,737
Validus Holdings, Ltd.	478	22,428
Verizon Communications, Inc.	346	18,314
Versum Materials, Inc.	313	11,847
VMware, Inc., Class A (*)	81	10,151
Wal-Mart Stores, Inc.	521	51,449
Waste Management, Inc.	790	68,177
WEC Energy Group, Inc.	155	10,297
Williams-Sonoma, Inc.	198	10,237
Xcel Energy, Inc.	1,303	62,687
		2,379,465
Total Common Stocks (Cost $3,853,718)		4,316,374

Short-Term Investments | 4.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $199,694)	199,694	199,694

Total Investments | 100.5% (Cost $4,053,412)		$4,516,068

Liabilities in Excess of Cash and Other Assets | (0.5)%		(21,163)

Net Assets | 100.0%		$4,494,905

The accompanying notes are an integral part of these financial statements.

54  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2017

(*)	Non-income producing security.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Aerospace & Defense	1.1%	0.7%	2.0%	4.3%	0.3%
Air Freight & Logistics	1.6	1.1	—	—	0.2
Airlines	1.3	1.2	—	—	3.3
Auto Components	3.8	4.4	8.0	1.4	2.3
Automobiles	1.8	—	—	—	2.0
Banks	9.0	7.4	6.6	7.5	10.9
Beverages	4.7	3.4	4.0	7.0	0.5
Biotechnology	2.3	2.0	5.1	2.6	2.2
Building Products	1.8	2.0	—	1.5	1.6
Capital Markets	1.2	0.1	—	3.4	2.8
Chemicals	3.0	—	—	—	3.4
Commercial Services & Suppliers	—	—	—	—	—
Construction & Engineering	2.5	2.0	4.1	—	1.9
Consumer Finance	—	—	—	1.6	—
Containers & Packaging	—	—	2.7	—	0.2
Diversified Consumer Services	—	—	—	—	—
Diversified Financial Services	—	—	—	0.9	1.0
Diversified Telecommunication Services	3.9	3.0	—	—	2.4
Electric Utilities	1.5	1.3	—	—	1.4
Electrical Equipment	—	0.8	—	—	0.8
Electronic Equipment, Instruments & Components	—	—	—	1.1	1.6
Energy Equipment & Services	0.7	—	—	—	—
Equity Real Estate Investment Trusts (REITs)	—	—	—	—	0.4
Food & Staples Retailing	—	—	—	—	0.5
Food Products	—	—	—	1.1	4.7
Gas Utilities	—	—	—	—	—
Health Care Equipment & Supplies	2.0	2.6	4.3	1.0	1.6
Health Care Providers & Services	—	—	—	1.1	0.1
Health Care Technology	—	—	—	—	—
Hotels, Restaurants & Leisure	—	1.9	3.1	1.7	2.9
Household Durables	1.5	1.2	—	—	3.5
Industrial Conglomerates	—	1.3	—	—	1.2
Insurance	7.0	9.9	7.5	9.7	5.6
Internet & Catalog Retail	—	—	—	—	0.3
Internet Software & Services	—	3.9	5.3	2.5	0.4
IT Services	3.1	3.5	6.3	2.9	0.9
Leisure Products	0.7	—	—	2.0	—
Life Sciences Tools & Services	—	—	—	—	0.4
Machinery	2.2	2.7	3.2	8.0	1.8
Marine	1.3	—	—	—	—
Media	1.0	—	2.0	7.7	—
Metals & Mining	2.5	1.9	3.0	1.0	2.0
Multiline Retail	2.7	2.0	—	3.5	0.5
Multi-Utilities	—	—	—	—	1.1
Oil, Gas & Consumable Fuels	7.0	5.2	3.9	4.8	6.8
Paper & Forest Products	—	—	—	—	—
Personal Products	3.0	3.0	—	1.4	3.3

The accompanying notes are an integral part of these financial statements.

56   Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio
—%	—%	2.3%	2.1%	2.9%
—	—	—	—	—
—	—	—	—	2.1
1.2	—	1.3	—	0.3
—	—	7.6	6.7	2.5
—	—	8.2	7.1	1.4
—	—	2.7	3.7	1.2
—	—	1.8	—	0.3
3.5	—	5.8	6.9	2.9
4.2	3.5	2.5	0.9	1.4
0.2	8.4	—	—	2.0
2.1	4.7	2.0	1.4	0.5
—	—	—	—	1.3
1.2	—	1.2	—	0.3
2.8	—	0.9	—	1.2
1.0	4.5	—	0.9	—
4.0	—	—	0.5	0.1
3.0	—	—	0.7	3.9
—	3.1	—	—	4.6
1.1	—	2.6	1.7	0.3
6.0	—	1.1	—	1.5
2.3	—	1.4	1.2	—
2.0	—	—	—	3.7
—	—	—	—	4.3
2.0	—	1.1	1.1	2.3
—	—	—	—	0.3
—	4.3	1.1	0.9	1.3
1.1	11.5	—	—	2.9
1.6	5.7	1.7	1.0	5.1
3.6	—	—	1.7	0.9
1.0	—	—	—	1.1
—	—	1.8	0.9	1.9
1.2	—	6.0	8.8	3.9
—	—	—	1.0	0.2
5.7	4.0	5.4	8.1	0.5
1.5	7.8	7.9	6.0	3.8
—	—	0.8	—	0.2
1.5	—	2.9	1.3	0.3
8.9	—	1.7	1.9	1.2
1.6	—	—	0.8	—
6.3	8.7	—	6.9	1.6
1.0	—	0.8	—	1.4
1.1	—	1.7	1.4	0.7
—	—	—	—	2.9
0.9	—	—	1.6	6.1
—	—	—	—	0.8
—	—	1.9	—	1.3

Annual Report  57

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry†	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Pharmaceuticals	3.1%	2.2%	—%	—%	8.6%
Professional Services	4.2	3.3	5.5	2.1	1.9
Real Estate Management & Development	2.6	2.7	—	2.7	4.4
Road & Rail	1.0	1.0	—	—	0.4
Semiconductors & Semiconductor Equipment	1.5	4.1	4.1	3.7	1.8
Software	2.6	2.7	2.8	0.7	1.6
Specialty Retail	0.8	0.7	—	—	0.3
Technology Hardware, Storage & Peripherals	—	2.4	4.0	—	1.4
Textiles, Apparel & Luxury Goods	—	0.8	—	1.5	—
Thrifts & Mortgage Finance	—	—	—	1.1	—
Tobacco	2.8	2.4	4.9	3.4	0.2
Trading Companies & Distributors	3.0	2.4	—	1.3	0.9
Transportation Infrastructure	—	—	—	—	—
Water Utilities	—	0.8	1.9	—	—
Wireless Telecommunication Services	2.2	2.5	3.6	—	1.7
Subtotal	98.0	96.5	97.9	96.2	100.0
Short-Term Investments	2.2	3.1	2.0	4.1	0.7
Total Investments	100.2%	99.6%	99.9%	100.3%	100.7%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

58   Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio
—%	—%	2.0%	1.5%	3.4%
2.8	3.7	4.5	1.1	—
9.1	—	1.4	2.4	3.3
—	—	1.6	1.6	1.2
0.6	6.7	1.6	4.2	1.4
3.4	8.1	3.3	7.3	0.9
2.0	—	2.0	—	3.9
0.7	—	1.8	—	—
2.3	1.9	—	—	1.3
—	—	0.6	—	—
—	—	1.0	2.7	0.5
1.7	1.5	1.3	1.3	—
—	3.7	—	—	0.3
—	2.1	—	—	—
—	—	—	—	0.5
96.2	93.9	97.3	99.3	96.1
3.6	3.2	3.1	—	4.4
99.8%	97.1%	100.4%	99.3%	100.5%

Annual Report  59

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2017	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at fair value	$1,585,472,270	$85,285,980
Cash	—	—
Foreign currency, at fair value	—	—
Receivables for:
Dividends	2,054,498	65,176
Capital stock sold	1,622,611	20,058
Investments sold	9,725,222	124,285
Prepaid expenses	—	4,310
Total assets	1,598,874,601	85,499,809

LIABILITIES
Payables for:
Management fees	951,219	73,020
Accrued custodian fees	129,036	36,753
Accrued distribution fees	18,881	221
Accrued professional services	23,141	20,967
Investments purchased	—	—
Capital stock redeemed	1,111,020	1
Other accrued expenses and payables	97,137	4,199
Total liabilities	2,330,434	135,161
Net assets	$1,596,544,167	$85,364,648

NET ASSETS
Paid in capital	$1,418,408,758	$69,252,578
Undistributed (Distributions in excess of) net investment income (loss)	29,110	—
Accumulated net realized gain (loss)	31,435,964	1,956,492
Net unrealized appreciation (depreciation) on:
Investments	146,670,335	14,155,578
Foreign currency translations	—	—
Net assets	$1,596,544,167	$85,364,648

Institutional Shares
Net assets	$1,508,580,763	$72,957,702
Shares of capital stock outstanding*	98,527,318	5,870,874
Net asset value, offering and redemption price per share	$15.31	$12.43

Open Shares
Net assets	$87,602,853	$1,013,206
Shares of capital stock outstanding*	5,681,791	81,216
Net asset value, offering and redemption price per share	$15.42	$12.48

R6 Shares
Net assets	$360,551	$11,393,740
Shares of capital stock outstanding*	23,498	916,579
Net asset value, offering and redemption price per share	$15.34	$12.43

Cost of investments in securities	$1,438,801,935	$71,130,402
Cost of foreign currency	$—	$—

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio

$196,567,315	$3,810,294,391	$56,549,249	$69,607,267
5,699,484	—	—	—
—	128,234	1,996	1

208,648	5,298,722	70,102	131,568
185,138	4,472,503	354,242	24,008
504,835	1,925	8,749	45,875
1,805	—	7,823	7,279
203,167,225	3,820,195,775	56,992,161	69,815,998

127,760	2,433,096	75,928	92,828
41,819	431,128	42,385	34,545
5,443	42,880	590	46
21,083	29,007	33,027	22,457
—	1,454,661	21,959	1,210
18,451	11,513,332	54,557	1,886
4,481	271,317	3,966	3,402
219,037	16,175,421	232,412	156,374
$202,948,188	$3,804,020,354	$56,759,749	$69,659,624

$173,758,470	$3,281,865,291	$49,595,631	$63,479,586
(191,969)	12,884,788	572,890	(37,517)
2,711,788	(66,369,802)	(2,368,443)	(739,711)

26,669,899	575,563,934	8,958,904	6,956,316
—	76,143	767	950
$202,948,188	$3,804,020,354	$56,759,749	$69,659,624

$176,975,304	$2,835,261,612	$53,928,849	$69,440,076
12,081,329	144,593,511	4,895,525	6,658,885
$14.65	$19.61	$11.02	$10.43

$25,972,884	$275,014,282	$2,830,900	$219,548
1,893,205	13,869,285	256,624	21,011
$13.72	$19.83	$11.03	$10.45

—	$693,744,460	—	—
—	35,418,952	—	—
—	$19.59	—	—
$169,897,416	$3,234,730,457	$47,590,345	$62,650,951
$—	$128,229	$1,996	$1

Annual Report   61

December 31, 2017	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

ASSETS
Investments in securities, at fair value	$7,259,386,754	$2,642,747
Foreign currency, at fair value	14,046,174	238
Receivables for:
Dividends	13,233,472	4,131
Capital stock sold	7,539,239	—
Investments sold	2,476,240	—
Amount due from Investment Manager (Note 3)	—	41,966
Deferred offering costs (Note 2(f))	—	—
Prepaid expenses	—	5,444
Total assets	7,296,681,879	2,694,526

LIABILITIES
Foreign currency due to custodian	—	—
Payables for:
Management fees	4,552,263	—
Accrued custodian fees	839,866	39,723
Accrued distribution fees	257,238	24
Accrued professional services	32,722	28,717
Investments purchased	28,677,967	—
Capital stock redeemed	22,007,180	—
Line of credit outstanding	—	—
Other accrued expenses and payables	1,885,975	2,146
Total liabilities	58,253,211	70,610
Net assets	$7,238,428,668	$2,623,916

NET ASSETS
Paid in capital	$6,090,437,629	$2,352,746
Undistributed (Distributions in excess of) net investment income (loss)	(9,161,873)	(3,505)
Accumulated net realized gain (loss)	(130,543,836)	(59,483)
Net unrealized appreciation (depreciation) on:
Investments	1,287,811,094	334,100
Foreign currency translations	(114,346)	58
Net assets	$7,238,428,668	$2,623,916

Institutional Shares
Net assets	$5,911,184,465	$2,508,171
Shares of capital stock outstanding*	376,589,551	229,680
Net asset value, offering and redemption price per share	$15.70	$10.92

Open Shares
Net assets	$1,216,860,925	$115,745
Shares of capital stock outstanding*	76,885,738	10,599
Net asset value, offering and redemption price per share	$15.83	$10.92

R6 Shares
Net assets	$110,383,278	—
Shares of capital stock outstanding*	7,026,668	—
Net asset value, offering and redemption price per share	$15.71	—

Cost of investments in securities	$5,970,125,133	$2,308,647
Cost of foreign currency	$14,102,039	$235

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$83,463,728	$5,513,665	$59,163,322	$2,879,868	$4,516,068
75,747	—	33,848	—	1,511

107,956	9,683	57,785	6,203	5,579
71,699	45,000	97,586	5,000	615
141,848	—	433	277,629	1
—	65,742	—	5,320	36,639
—	71,087	—	—	—
6,722	—	7,887	5,140	5,381
83,867,700	5,705,177	59,360,861	3,179,160	4,565,794

—	—	—	110,881	—

59,716	—	58,348	—	—
47,469	11,377	37,888	28,862	41,805
8,813	19	149	29	66
28,698	16,190	22,997	22,651	26,411
88,058	—	312,556	4,143	418
960	—	12,926	—	—
—	—	—	111,000	—
4,994	1,078	3,553	2,429	2,189
238,708	28,664	448,417	279,995	70,889
$83,628,992	$5,676,513	$58,912,444	$2,899,165	$4,494,905

$67,012,231	$5,476,499	$49,310,593	$1,957,300	$4,017,403
560,590	(907)	(159,545)	(36,625)	(844)
(4,815,011)	36,257	209,017	540,661	15,661

20,869,700	164,628	9,552,408	437,135	462,656
1,482	36	(29)	694	29
$83,628,992	$5,676,513	$58,912,444	$2,899,165	$4,494,905

$41,267,011	$5,565,604	$58,201,496	$2,750,453	$4,179,728
2,993,040	536,277	4,464,645	1,190,583	361,300
$13.79	$10.38	$13.04	$2.31	$11.57

$42,361,981	$110,909	$710,948	$148,712	$315,177
3,064,171	10,687	54,514	64,619	27,255
$13.82	$10.38	$13.04	$2.30	$11.56

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

$62,594,028	$5,349,037	$49,610,914	$2,442,733	$4,053,412
$74,908	$—	$33,932	$(110,452)	$1,503

Annual Report  63

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2017	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

Investment Income (Loss)

Income
Dividends*	$25,919,185	$1,572,789

Expenses
Management fees (Note 3)	10,957,784	593,365
Distribution fees (Open Shares)	253,005	3,038
Custodian fees	194,552	63,284
Administration fees	217,047	29,104
Shareholders’ reports	81,616	7,934
Shareholders’ meeting	50,792	5,540
Directors’ fees and expenses	55,344	7,991
Professional services	65,044	39,409
Shareholders’ services	61,925	41,592
Registration fees	78,980	34,562
Amortization of offering costs (Note 2(f))	6,440	—
Other^	40,870	8,695
Total gross expenses	12,063,399	834,514
Management fees waived and expenses reimbursed	(15,448)	(194,700)
Administration and shareholders’ services fees waived	(4,050)	—
Total net expenses	12,043,901	639,814
Net investment income (loss)	13,875,284	932,975

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	142,271,974	8,352,420
Foreign currency transactions	—	—
Total net realized gain (loss) on investments and foreign currency transactions	142,271,974	8,352,420
Net change in unrealized appreciation (depreciation) on:
Investments	63,020,970	5,046,521
Foreign currency translations	—	—
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	63,020,970	5,046,521
Net realized and unrealized gain (loss) on investments and foreign currency transactions	205,292,944	13,398,941
Net increase (decrease) in net assets resulting from operations	$219,168,228	$14,331,916
* Net of foreign withholding taxes of	$—	$1,641
^ Includes interest on line of credit of	$—	$89

The accompanying notes are an integral part of these financial statements.

64   Annual Report

Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio

$2,634,744	$82,520,970	$1,057,824	$1,115,247

1,565,637	25,806,473	341,063	418,598
72,849	1,923,688	6,281	501
70,041	671,871	95,149	71,395
44,901	395,077	20,974	19,512
11,675	326,362	7,283	3,766
12,303	192,795	5,624	2,654
12,131	110,667	6,309	6,105
41,825	156,890	57,395	40,690
31,056	95,208	27,585	26,473
34,245	115,348	38,567	41,538
—	—	—	—
11,013	76,038	6,676	6,770
1,907,676	29,870,417	612,906	638,002
—	(58,141)	(127,715)	(148,593)
—	—	—	—
1,907,676	29,812,276	485,191	489,409
727,068	52,708,694	572,633	625,838

25,902,875	3,989,636	967,049	1,625,103
—	893,671	431	(9,245)
25,902,875	4,883,307	967,480	1,615,858

267,481	643,049,375	9,378,779	6,673,245
—	129,036	3,866	1,260

267,481	643,178,411	9,382,645	6,674,505
26,170,356	648,061,718	10,350,125	8,290,363
$26,897,424	$700,770,412	$10,922,758	$8,916,201
$—	$9,241,184	$122,428	$131,564
$—	$—	$—	$268

Annual Report  65

For the Year Ended December 31, 2017	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Investment Income (Loss)

Income
Dividends*	$138,374,732	$66,829

Expenses
Management fees (Note 3)	51,770,377	15,577
Distribution fees (Open Shares)	3,318,015	266
Custodian fees	1,359,120	73,663
Administration fees	691,636	15,284
Shareholders’ reports	365,287	3,192
Shareholders’ meeting	324,051	2,217
Directors’ fees and expenses	239,599	5,075
Professional services	210,922	46,128
Shareholders’ services	173,681	26,022
Registration fees	106,951	33,380
Amortization of offering costs (Note 2(f))	—	—
Organization expenses (Note 2(f))	—	—
Other^	168,205	5,312
Total gross expenses	58,727,844	226,116
Management fees waived and expenses reimbursed	(20,012)	(199,529)
Administration and shareholders’ services fees waived	—	(4,688)
Total net expenses	58,707,832	21,899
Net investment income (loss)	79,666,900	44,930

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments**	323,342,685	138,658
Foreign currency transactions	(1,120,874)	326
Total net realized gain (loss) on investments and foreign currency transactions	322,221,811	138,984
Net change in unrealized appreciation (depreciation) on:
Investments†	1,282,152,291	338,330
Foreign currency translations	406,448	109
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,282,558,739	338,439
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1,604,780,550	477,423
Net increase (decrease) in net assets resulting from operations	$1,684,447,450	$522,353
*Net of foreign withholding taxes of	$13,243,198	$7,626
** Net of foreign capital gains taxes of	$526,756	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$(1,450,527)	$—
^ Includes interest on line of credit of	$—	$3

(a) From the Portfolio’s commencement of operations on September 29, 2017.

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Lazard International Small Cap Equity Portfolio	Lazard Equity Franchise Portfolio (a)	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$1,561,430	$29,485	$719,038	$280,892	$81,449

602,868	10,681	349,158	128,414	19,884
104,139	29	1,525	316	570
90,834	11,377	67,779	56,687	73,393
26,204	923	20,740	17,016	15,447
8,328	17	4,463	3,737	3,118
11,917	—	7,060	2,264	2,568
7,760	1,289	6,271	5,636	5,097
49,739	30,061	41,206	40,351	43,837
32,109	9,224	26,780	26,096	26,059
37,084	757	51,387	36,852	33,387
—	23,610	—	—	—
—	6,878	—	—	—
8,922	401	6,687	6,551	4,958
979,904	95,247	583,056	323,920	228,318
—	(76,423)	(122,728)	(152,172)	(198,080)
—	(6,112)	—	(4,688)	(4,688)
979,904	12,712	460,328	167,060	25,550
581,526	16,773	258,710	113,832	55,899

6,261,496	43,392	2,533,357	3,255,214	209,173
(31,222)	(1,205)	3,828	(8,298)	(732)
6,230,274	42,187	2,537,185	3,246,916	208,441

17,979,745	164,628	7,974,960	(242,470)	356,396
8,274	36	868	871	42

17,988,019	164,664	7,975,828	(241,599)	356,438
24,218,293	206,851	10,513,013	3,005,317	564,879
$24,799,819	$223,624	$10,771,723	$3,119,149	$620,778
$158,985	$1,120	$36,011	$18,872	$5,037
$33,861	$—	$—	$—	$—
$—	$—	$—	$—	$—
$1,329	$—	$63	$437	$3

Annual Report  67

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard		Lazard
	US Equity Concentrated Portfolio		US Strategic Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,875,284	$4,069,419	$932,975	$1,198,234
Net realized gain (loss) on investments and foreign currency transactions	142,271,974	50,690,101	8,352,420	1,463,194
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	63,020,970	29,061,533	5,046,521	7,058,895
Net increase (decrease) in net assets resulting from operations	219,168,228	83,821,053	14,331,916	9,720,323
Distributions to shareholders
From net investment income
Institutional Shares	(13,325,910)	(3,975,998)	(1,164,831)	(580,867)
Open Shares	(524,372)	(77,422)	(13,451)	(7,216)
R6 Shares	(3,047)	(271)	(177,827)	(107,962)
From net realized gains
Institutional Shares	(84,772,608)	(53,706,434)	(5,946,380)	(2,332,102)
Open Shares	(4,925,727)	(4,859,175)	(83,683)	(38,995)
R6 Shares	(19,848)	(5,549)	(910,164)	(304,611)
Net decrease in net assets resulting from distributions	(103,571,512)	(62,624,849)	(8,296,336)	(3,371,753)
Capital stock transactions
Net proceeds from sales
Institutional Shares	427,187,488	648,051,424	6,051,046	10,159,922
Open Shares	31,985,344	113,049,439	152,723	261,466
R6 Shares	217,994	142,746	3,879,821	14,880,273
Net proceeds from reinvestment of distributions
Institutional Shares	88,099,840	50,279,095	7,105,793	2,894,127
Open Shares	5,378,038	4,847,186	94,116	42,191
R6 Shares	22,896	5,820	1,087,991	412,573
Cost of shares redeemed
Institutional Shares	(344,089,983)	(201,827,230)	(17,326,936)	(56,068,764)
Open Shares	(63,956,675)	(129,731,839)	(710,616)	(529,777)
R6 Shares	(33,244)	(3,292)	(7,829,156)	(15,717,221)
Net increase (decrease) in net assets from capital stock transactions	144,811,698	484,813,349	(7,495,218)	(43,665,210)
Redemption fees (Note 2(h))
Institutional Shares	—	5,164	—	50
Open Shares	—	6,929	—	—
R6 Shares	—	—	—	2,728
Net increase in net assets from redemption fees	—	12,093	—	2,778
Total increase (decrease) in net assets	260,408,414	506,021,646	(1,459,638)	(37,313,862)
Net assets at beginning of period	1,336,135,753	830,114,107	86,824,286	124,138,148
Net assets at end of period*	$1,596,544,167	$1,336,135,753	$85,364,648	$86,824,286
* Includes undistributed (distributions in excess of) net investment income (loss) of	$29,110	$7,157	$—	$423,346
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	86,904,349	51,761,468	6,202,475	10,051,583
Shares sold	28,269,097	45,788,066	489,330	929,872
Shares issued to shareholders from reinvestment of distributions	5,739,411	3,511,078	572,928	252,311
Shares redeemed	(22,385,539)	(14,156,263)	(1,393,859)	(5,031,291)
Net increase (decrease)	11,622,969	35,142,881	(331,601)	(3,849,108)
Shares outstanding at end of period	98,527,318	86,904,349	5,870,874	6,202,475
Open Shares
Shares outstanding at beginning of period	7,411,857	8,216,877	117,822	139,487
Shares sold	2,116,503	7,944,326	12,271	23,584
Shares issued to shareholders from reinvestment of distributions	347,869	336,287	7,567	3,675
Shares redeemed	(4,194,438)	(9,085,633)	(56,444)	(48,924)
Net increase (decrease)	(1,730,066)	(805,020)	(36,606)	(21,665)
Shares outstanding at end of period	5,681,791	7,411,857	81,216	117,822
R6 Shares†
Shares outstanding at beginning of period	9,872	—	1,143,030	1,127,410
Shares sold	14,283	9,686	313,440	1,332,054
Shares issued to shareholders from reinvestment of distributions	1,488	408	87,657	35,909
Shares redeemed	(2,145)	(222)	(627,548)	(1,352,343)
Net increase (decrease)	13,626	9,872	(226,451)	15,620
Shares outstanding at end of period	23,498	9,872	916,579	1,143,030

† The inception date for the US Equity Concentrated Portfolio R6 Shares was November 15, 2016.

The accompanying notes are an integral part of these financial statements.

68   Annual Report

Lazard		Lazard		Lazard
US Small-Mid Cap Equity Portfolio		International Equity Portfolio		International Equity Select Portfolio
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$727,068	$1,576,332	$52,708,694	$22,637,381	$572,633	$341,580

25,902,875	4,381,638	4,883,307	(65,141,894)	967,480	(1,388,258)

267,481	24,964,850	643,178,411	(58,887,120)	9,382,645	1,010,846

26,897,424	30,922,820	700,770,412	(101,391,633)	10,922,758	(35,832)

(929,922)	(1,149,160)	(37,101,517)	(14,872,435)	(326,389)	(271,128)
(68,349)	(115,498)	(6,787,026)	(2,352,852)	(10,427)	(17,608)
—	—	(9,812,446)	(737,825)	—	—

(19,496,066)	(4,257,321)	—	—	—	—
(3,090,224)	(822,383)	—	—	—	—
—	—	—	—	—	—
(23,584,561)	(6,344,362)	(53,700,989)	(17,963,112)	(336,816)	(288,736)

24,700,686	23,332,262	1,609,287,090	1,204,761,178	27,547,397	24,235,519
9,096,024	6,849,779	279,622,992	1,131,071,739	427,893	560,888
—	—	619,962,012	86,088,875	—	—

20,069,757	5,343,272	31,790,226	12,229,814	266,756	255,048
3,032,378	912,339	6,454,617	2,260,647	9,239	15,433
—	—	9,812,446	737,825	—	—

(60,255,552)	(30,998,353)	(715,965,738)	(369,261,739)	(12,174,649)	(14,669,520)
(16,933,398)	(18,104,639)	(1,233,044,805)	(96,445,823)	(293,819)	(622,873)
—	—	(115,088,363)	(53,911,312)	—	—

(20,290,105)	(12,665,340)	492,830,477	1,917,531,204	15,782,817	9,774,495

—	460	—	63,133	—	—
—	38	—	944	—	—
—	—	—	—	—	—
—	498	—	64,077	—	—
(16,977,242)	11,913,616	1,139,899,900	1,798,240,536	26,368,759	9,449,927
219,925,430	208,011,814	2,664,120,454	865,879,918	30,390,990	20,941,063
$202,948,188	$219,925,430	$3,804,020,354	$2,664,120,454	$56,759,749	$30,390,990

$(191,969)	$263,682	$12,884,788	$12,983,412	$572,890	$336,642

13,078,287	13,311,013	93,319,210	43,106,382	3,271,065	2,131,138
1,659,111	1,743,526	88,541,076	71,824,648	2,854,325	2,779,499

1,373,469	387,630	1,648,820	734,086	26,307	27,874
(4,029,538)	(2,363,882)	(38,915,595)	(22,345,906)	(1,256,172)	(1,667,446)
(996,958)	(232,726)	51,274,301	50,212,828	1,624,460	1,139,927
12,081,329	13,078,287	144,593,511	93,319,210	4,895,525	3,271,065

2,217,138	3,031,413	65,536,029	4,657,031	241,443	247,708
654,337	586,680	14,688,275	66,560,474	43,876	62,488

221,466	70,763	339,995	137,545	908	1,681
(1,199,736)	(1,471,718)	(66,695,014)	(5,819,021)	(29,603)	(70,434)
(323,933)	(814,275)	(51,666,744)	60,878,998	15,181	(6,265)
1,893,205	2,217,138	13,869,285	65,536,029	256,624	241,443

—	—	4,890,072	2,893,076	—	—
—	—	36,289,913	5,181,473	—	—

—	—	511,373	44,477	—	—
—	—	(6,272,406)	(3,228,954)	—	—
—	—	30,528,880	1,996,996	—	—
—	—	35,418,952	4,890,072	—	—

Annual Report   69

	Lazard		Lazard
	International Equity Concentrated Portfolio		International Strategic Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$625,838	$249,318	$79,666,900	$109,937,652
Net realized gain (loss) on investments and foreign currency transactions	1,615,858	(1,202,461)	322,221,811	(438,445,742)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,674,505	1,612,385	1,282,558,739	(15,477,415)
Net increase (decrease) in net assets resulting from operations	8,916,201	659,242	1,684,447,450	(343,985,505)
Distributions to shareholders
From net investment income
Institutional Shares	(638,073)	(234,534)	(76,161,214)	(81,630,952)
Open Shares	(1,420)	(1,274)	(12,527,283)	(21,194,078)
R6 Shares	—	—	(1,402,962)	(1,469,761)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(639,493)	(235,808)	(90,091,459)	(104,294,791)
Capital stock transactions
Net proceeds from sales
Institutional Shares	51,698,119	3,211,678	987,508,397	2,006,165,324
Open Shares	146,561	245,140	222,062,681	679,135,635
R6 Shares	—	—	22,635,019	30,965,801
Net proceeds from reinvestment of distributions
Institutional Shares	633,613	215,511	71,783,902	75,605,509
Open Shares	1,420	1,274	11,206,995	19,612,912
R6 Shares	—	—	1,402,962	1,469,761
Cost of shares redeemed
Institutional Shares	(6,607,152)	(2,124,011)	(1,522,608,879)	(1,560,801,074)
Open Shares	(76,575)	(193,637)	(918,633,394)	(778,981,579)
R6 Shares	—	—	(32,942,261)	(2,475,164)
Net increase (decrease) in net assets from capital stock transactions	45,795,986	1,355,955	(1,157,584,578)	470,697,125
Redemption fees (Note 2(h))
Institutional Shares	—	—	—	13,027
Open Shares	—	—	—	8,823
R6 Shares	—	—	—	57
Net increase in net assets from redemption fees	—	—	—	21,907
Total increase (decrease) in net assets	54,072,694	1,779,389	436,771,413	22,438,736
Net assets at beginning of period	15,586,930	13,807,541	6,801,657,255	6,779,218,519
Net assets at end of period*	$69,659,624	$15,586,930	$7,238,428,668	$6,801,657,255
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(37,517)	$(14,748)	$(9,161,873)	$(850,287)
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	1,811,118	1,663,050	410,970,431	369,311,964
Shares sold	5,480,279	371,671	71,517,376	156,620,760
Shares issued to shareholders from reinvestment of distributions	61,515	25,215	4,595,640	6,121,904
Shares redeemed	(694,027)	(248,818)	(110,493,896)	(121,084,197)
Net increase (decrease)	4,847,767	148,068	(34,380,880)	41,658,467
Shares outstanding at end of period	6,658,885	1,811,118	376,589,551	410,970,431
Open Shares
Shares outstanding at beginning of period	13,327	6,633	126,809,001	132,713,560
Shares sold	15,550	28,536	16,084,578	52,488,760
Shares issued to shareholders from reinvestment of distributions	138	148	711,555	1,575,334
Shares redeemed	(8,004)	(21,990)	(66,719,396)	(59,968,653)
Net increase (decrease)	7,684	6,694	(49,923,263)	(5,904,559)
Shares outstanding at end of period	21,011	13,327	76,885,738	126,809,001
R6 Shares
Shares outstanding at beginning of period	—	—	7,730,925	5,423,697
Shares sold	—	—	1,686,785	2,381,602
Shares issued to shareholders from reinvestment of distributions	—	—	89,761	118,913
Shares redeemed	—	—	(2,480,803)	(193,287)
Net increase (decrease)	—	—	(704,257)	2,307,228
Shares outstanding at end of period	—	—	7,026,668	7,730,925

(a) The Portfolio commenced operations on September 29, 2017.

The accompanying notes are an integral part of these financial statements.

70   Annual Report

Lazard		Lazard		Lazard Equity
International Equity Advantage Portfolio		International Small Cap Equity Portfolio		Franchise Portfolio
Year Ended December 31, 2017	Period Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Period Ended December 31, 2017 (a)

$44,930	$39,193	$581,526	$1,027,731	$16,773

138,984	(126,778)	6,230,274	5,996,814	42,187

338,439	71,344	17,988,019	(11,397,041)	164,664

522,353	(16,241)	24,799,819	(4,372,496)	223,624

(48,334)	(41,907)	—	(1,048,895)	(14,403)
(1,892)	(1,729)	—	(1,179,813)	(211)
—	—	—	—	—

—	—	—	—	(9,517)
—	—	—	—	(183)
(50,226)	(43,636)	—	(2,228,708)	(24,314)

50,001	239,880	7,432,344	16,105,190	5,344,107
—	15,158	5,933,441	17,033,388	108,930
—	—	—	—	—

48,334	41,907	—	1,017,106	23,919
1,892	1,729	—	1,157,576	394
—	—	—	—	—

(9,922)	(52,500)	(15,138,177)	(28,945,249)	(147)
—	(14,598)	(20,970,648)	(25,799,541)	—
—	—	—	—	—

90,305	231,576	(22,743,040)	(19,431,530)	5,477,203

—	—	—	—	—
—	—	—	996	—
—	—	—	—	—
—	—	—	996	—
562,432	171,699	2,056,779	(26,031,738)	5,676,513
2,061,484	1,889,785	81,572,213	107,603,951	—
$2,623,916	$2,061,484	$83,628,992	$81,572,213	$5,676,513

$(3,505)	$(1,289)	$560,590	$(332,173)	$(907)

221,034	195,042	3,668,073	4,752,936	—
5,171	27,098	612,273	1,520,476	534,004

4,442	4,708	—	98,839	2,287
(967)	(5,814)	(1,287,306)	(2,704,178)	(14)
8,646	25,992	(675,033)	(1,084,863)	536,277
229,680	221,034	2,993,040	3,668,073	536,277

10,425	10,120	4,385,394	5,102,884	—
—	1,803	510,938	1,633,512	10,650

174	194	—	111,443	37
—	(1,692)	(1,832,161)	(2,462,445)	—
174	305	(1,321,223)	(717,490)	10,687
10,599	10,425	3,064,171	4,385,394	10,687

—	—	—	—	—
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

Annual Report   71

	Lazard		Lazard
	Global Equity Select Portfolio		Global Strategic Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$258,710	$221,153	$113,832	$142,460
Net realized gain (loss) on investments and foreign currency transactions	2,537,185	(503,384)	3,246,916	(68,902)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,975,828	991,906	(241,599)	603,405
Net increase (decrease) in net assets resulting from operations	10,771,723	709,675	3,119,149	676,963
Distributions to shareholders
From net investment income
Institutional Shares	(405,342)	(217,396)	(97,947)	(133,667)
Open Shares	(3,136)	(2,104)	(2,039)	(430)
From net realized gains
Institutional Shares	(1,601,433)	—	(2,232,754)	—
Open Shares	(20,890)	—	(115,380)	—
Net decrease in net assets resulting from distributions	(2,030,801)	(219,500)	(2,448,120)	(134,097)
Capital stock transactions
Net proceeds from sales
Institutional Shares	26,989,184	17,081,975	11,001	11,474,782
Open Shares	76,128	297,481	21,042	15,705
Net proceeds from reinvestment of distributions
Institutional Shares	2,006,754	217,396	2,330,702	133,667
Open Shares	24,026	2,104	117,418	430
Cost of shares redeemed
Institutional Shares	(10,607,033)	(7,216,304)	(20,168,629)	(1,590,553)
Open Shares	(29,426)	(75,343)	(13,481)	(15,138)
Net increase (decrease) in net assets from capital stock transactions	18,459,633	10,307,309	(17,701,947)	10,018,893
Redemption fees (Note 2(h))
Institutional Shares	—	1	—	—
Net increase in net assets from redemption fees	—	1	—	—
Total increase (decrease) in net assets	27,200,555	10,797,485	(17,030,918)	10,561,759
Net assets at beginning of period	31,711,889	20,914,404	19,930,083	9,368,324
Net assets at end of period*	$58,912,444	$31,711,889	$2,899,165	$19,930,083
*Includes undistributed (distributions in excess of) net investment income (loss) of	$(159,545)	$(24,815)	$(36,625)	$(43,294)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	2,962,172	1,996,624	2,065,337	957,062
Shares sold	2,230,573	1,640,702	946	1,261,153
Shares issued to shareholders from reinvestment of distributions	154,485	20,606	974,961	13,961
Shares redeemed	(882,585)	(695,760)	(1,850,661)	(166,839)
Net increase (decrease)	1,502,473	965,548	(874,754)	1,108,275
Shares outstanding at end of period	4,464,645	2,962,172	1,190,583	2,065,337
Open Shares
Shares outstanding at beginning of period	48,903	28,081	11,910	11,796
Shares sold	6,158	27,605	3,688	1,598
Shares issued to shareholders from reinvestment of distributions	1,848	199	50,340	45
Shares redeemed	(2,395)	(6,982)	(1,319)	(1,529)
Net increase (decrease)	5,611	20,822	52,709	114
Shares outstanding at end of period	54,514	48,903	64,619	11,910

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard
Managed Equity Volatility Portfolio
Year Ended December 31, 2017	Year Ended December 31, 2016

$55,899	$45,582

208,441	(728)

356,438	115,621

620,778	160,475

(57,012)	(52,264)
(3,398)	(3,182)

(106,249)	—
(8,094)	—
(174,753)	(55,446)

1,184,556	136,000
103,001	36,078

163,260	52,264
11,493	3,182

(15,062)	(60,203)
(1,254)	(50,836)

1,445,994	116,485

—	—
—	—
1,892,019	221,514
2,602,886	2,381,372
$4,494,905	$2,602,886

$(844)	$(3,799)

243,326	229,926
105,129	14,243

14,184	5,204
(1,339)	(6,047)
117,974	13,400
361,300	243,326

17,240	18,287
9,125	3,594

999	317
(109)	(4,958)
10,015	(1,047)
27,255	17,240

Annual Report   73

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$14.16	$13.83		$13.41	$12.59	$10.71
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.06	^	0.05	0.11	0.14
Net realized and unrealized gain (loss)	2.05	0.97		0.88	2.23	3.02
Total from investment operations	2.19	1.03		0.93	2.34	3.16
Less distributions from:
Net investment income	(0.14)	(0.05)		(0.04)	(0.09)	(0.14)
Net realized gains	(0.90)	(0.65)		(0.47)	(1.43)	(1.14)
Total distributions	(1.04)	(0.70)		(0.51)	(1.52)	(1.28)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.31	$14.16		$13.83	$13.41	$12.59

Total Return (c)	15.49%	7.37	%^	7.00%	18.88%	29.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,508,581	$1,230,377		$715,766	$331,074	$228,478
Ratios to average net assets:
Net expenses	0.75%	0.77	%^	0.79%	0.81%	0.85%
Gross expenses	0.75%	0.77%		0.79%	0.81%	0.85%
Net investment income (loss)	0.90%	0.39	%^	0.36%	0.79%	1.16%
Portfolio turnover rate	86%	84%		74%	63%	108%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$14.25	$13.92		$13.50	$12.68	$10.77
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.02	^	0.01	0.05	0.09
Net realized and unrealized gain (loss)	2.07	0.97		0.88	2.23	3.04
Total from investment operations	2.17	0.99		0.89	2.28	3.13
Less distributions from:
Net investment income	(0.10)	(0.01)		— (b)	(0.03)	(0.08)
Net realized gains	(0.90)	(0.65)		(0.47)	(1.43)	(1.14)
Total distributions	(1.00)	(0.66)		(0.47)	(1.46)	(1.22)
Redemption fees	—	—	(b)	— (b)	— (b)	—
Net asset value, end of period	$15.42	$14.25		$13.92	$13.50	$12.68

Total Return (c)	15.22%	7.06	%^	6.67%	18.28%	29.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,603	$105,619		$114,348	$8,011	$2,181
Ratios to average net assets:
Net expenses	1.03%	1.03	%^	1.07%	1.25%	1.25%
Gross expenses	1.03%	1.03%		1.07%	1.46%	1.87%
Net investment income (loss)	0.62%	0.17	%^	0.08%	0.37%	0.74%
Portfolio turnover rate	86%	84%		74%	63%	108%

The accompanying notes are an integral part of these financial statements.

74  Annual Report

		For the Period
Selected data for a share of capital	Year Ended	11/15/16* to
stock outstanding throughout each period	12/31/17	12/31/16

R6 Shares
Net asset value, beginning of period	$14.18	$14.77
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	—	(b)^
Net realized and unrealized gain (loss)	2.06	0.03
Total from investment operations	2.20	0.03
Less distributions from:
Net investment income	(0.14)	(0.03)
Net realized gains	(0.90)	(0.59)
Total distributions	(1.04)	(0.62)
Net asset value, end of period	$15.34	$14.18

Total Return (c)	15.52%	0.17	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$361	$140
Ratios to average net assets (d):
Net expenses	0.75%	0.77	%^
Gross expenses	8.34%	15.38%
Net investment income (loss)	0.91%	0.19	%^
Portfolio turnover rate	86%	84%

*	The inception date for the R6 Shares was November 15, 2016.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  75

LAZARD US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$11.63	$10.97	$12.43	$12.49	$10.11
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.12	0.09	0.14	0.14
Net realized and unrealized gain (loss)	1.94	0.94	(0.69)	1.73	2.72
Total from investment operations	2.08	1.06	(0.60)	1.87	2.86
Less distributions from:
Net investment income	(0.21)	(0.10)	(0.10)	(0.13)	(0.15)
Net realized gains	(1.07)	(0.30)	(0.76)	(1.80)	(0.33)
Total distributions	(1.28)	(0.40)	(0.86)	(1.93)	(0.48)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$12.43	$11.63	$10.97	$12.43	$12.49

Total Return (c)	18.17%	9.70%	–4.75%	15.04%	28.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,958	$72,151	$110,243	$119,941	$116,323
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.95%	0.94%	0.90%	0.90%	0.93%
Net investment income (loss)	1.10%	1.08%	0.77%	1.05%	1.21%
Portfolio turnover rate	74%	68%	75%	69%	71%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$11.68	$11.01	$12.48	$12.53	$10.14
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.09	0.06	0.10	0.11
Net realized and unrealized gain (loss)	1.94	0.94	(0.71)	1.74	2.73
Total from investment operations	2.04	1.03	(0.65)	1.84	2.84
Less distributions from:
Net investment income	(0.17)	(0.06)	(0.06)	(0.09)	(0.12)
Net realized gains	(1.07)	(0.30)	(0.76)	(1.80)	(0.33)
Total distributions	(1.24)	(0.36)	(0.82)	(1.89)	(0.45)
Net asset value, end of period	$12.48	$11.68	$11.01	$12.48	$12.53

Total Return (c)	17.75%	9.46%	–5.11%	14.77%	28.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,013	$1,376	$1,536	$6,833	$7,650
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	2.30%	2.13%	1.51%	1.31%	1.33%
Net investment income (loss)	0.79%	0.80%	0.50%	0.75%	0.95%
Portfolio turnover rate	74%	68%	75%	69%	71%

The accompanying notes are an integral part of these financial statements.

76  Annual Report

				For the Period
Selected data for a share of capital		Year Ended		5/19/14* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14

R6 Shares
Net asset value, beginning of period	$11.63	$10.96	$12.43	$12.81
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.14	0.10	0.09
Net realized and unrealized gain (loss)	1.94	0.93	(0.71)	1.47
Total from investment operations	2.08	1.07	(0.61)	1.56
Less distributions from:
Net investment income	(0.21)	(0.10)	(0.10)	(0.14)
Net realized gains	(1.07)	(0.30)	(0.76)	(1.80)
Total distributions	(1.28)	(0.40)	(0.86)	(1.94)
Redemption fees	—	— (b)	— (b)	— (b)
Net asset value, end of period	$12.43	$11.63	$10.96	$12.43

Total Return (c)	18.16%	9.81%	–4.78%	12.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,394	$13,297	$12,359	$14,951
Ratios to average net assets (d):
Net expenses	0.75%	0.74%	0.70%	0.70%
Gross expenses	1.05%	1.02%	1.00%	1.06%
Net investment income (loss)	1.12%	1.27%	0.82%	1.14%
Portfolio turnover rate	74%	68%	75%	69%

*	The inception date for the R6 Shares was May 19, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  77

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital				Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$14.50	$12.86		$14.05	$15.97	$13.29
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.11	^	0.02	0.03	0.01
Net realized and unrealized gain (loss)	1.95	1.96		(0.34)	1.74	4.70
Total from investment operations	2.01	2.07		(0.32)	1.77	4.71
Less distributions from:
Net investment income	(0.09)	(0.09)		— (b)	(0.01)	(0.01)
Net realized gains	(1.77)	(0.34)		(0.87)	(3.68)	(2.02)
Total distributions	(1.86)	(0.43)		(0.87)	(3.69)	(2.03)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$14.65	$14.50		$12.86	$14.05	$15.97

Total Return (c)	14.12%	16.28	%^	–2.14%	11.39%	35.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$176,975	$189,593		$171,152	$157,742	$353,565
Ratios to average net assets:
Net expenses	0.87%	0.86	%^	0.91%	0.86%	0.86%
Gross expenses	0.87%	0.90%		0.91%	0.86%	0.86%
Net investment income (loss)	0.39%	0.84	%^	0.13%	0.17%	0.06%
Portfolio turnover rate	79%	91%		91%	91%	101%

Selected data for a share of capital				Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$13.68	$12.16		$13.38	$15.41	$12.92
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	0.06	^	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	1.84	1.85		(0.33)	1.67	4.56
Total from investment operations	1.85	1.91		(0.35)	1.65	4.52
Less distributions from:
Net investment income	(0.04)	(0.05)		— (b)	—	(0.01)
Net realized gains	(1.77)	(0.34)		(0.87)	(3.68)	(2.02)
Total distributions	(1.81)	(0.39)		(0.87)	(3.68)	(2.03)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$13.72	$13.68		$12.16	$13.38	$15.41

Total Return (c)	13.82%	15.92	%^	–2.47%	11.01%	35.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,973	$30,332		$36,860	$15,851	$14,665
Ratios to average net assets:
Net expenses	1.17%	1.16	%^	1.20%	1.20%	1.20%
Gross expenses	1.17%	1.20%		1.20%	1.20%	1.20%
Net investment income (loss)	0.09%	0.51	%^	–0.13%	–0.15%	–0.27%
Portfolio turnover rate	79%	91%		91%	91%	101%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.08% impact on the total return of the Institutional Shares class of the Portfolio. There was a 0.04% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

78  Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital			Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$16.20	$17.08	$16.93	$17.85	$14.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.27 ^	0.27	0.26	0.23
Net realized and unrealized gain (loss)	3.43	(0.98)	—	(1.02)	2.85
Total from investment operations	3.69	(0.71)	0.27	(0.76)	3.08
Less distributions from:
Net investment income	(0.28)	(0.17)	(0.12)	(0.16)	(0.01)
Total distributions	(0.28)	(0.17)	(0.12)	(0.16)	(0.01)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$19.61	$16.20	$17.08	$16.93	$17.85

Total Return (c)	22.81%	–4.18%^	1.62%	–4.29%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,835,262	$1,511,516	$736,272	$378,488	$185,199
Ratios to average net assets:
Net expenses	0.81%	0.82%^	0.86%	0.90%	0.95%
Gross expenses	0.81%	0.84%	0.87%	0.90%	0.95%
Net investment income (loss)	1.44%	1.62%^	1.50%	1.46%	1.42%
Portfolio turnover rate	31%	25%	30%	36%	43%

Selected data for a share of capital			Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$16.38	$17.23	$17.07	$18.00	$14.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.30	0.13 ^	0.23	0.27	0.19
Net realized and unrealized gain (loss)	3.38	(0.90)	—	(1.09)	2.88
Total from investment operations	3.68	(0.77)	0.23	(0.82)	3.07
Less distributions from:
Net investment income	(0.23)	(0.08)	(0.07)	(0.11)	(0.01)
Total distributions	(0.23)	(0.08)	(0.07)	(0.11)	(0.01)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$19.83	$16.38	$17.23	$17.07	$18.00

Total Return (c)	22.50%	–4.46%^	1.36%	–4.57%	20.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$275,014	$1,073,486	$80,221	$57,350	$42,370
Ratios to average net assets:
Net expenses	1.06%	1.07%^	1.14%	1.17%	1.23%
Gross expenses	1.06%	1.10%	1.14%	1.17%	1.23%
Net investment income (loss)	1.69%	0.80%^	1.29%	1.49%	1.18%
Portfolio turnover rate	31%	25%	30%	36%	43%

The accompanying notes are an integral part of these financial statements.

Annual Report  79

			For the Period
Selected data for a share of capital	Year Ended		4/1/15* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15

R6 Shares
Net asset value, beginning of period	$16.18	$17.07	$17.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.31	0.31 ^	0.21
Net realized and unrealized gain (loss)	3.38	(1.02)	(0.95)
Total from investment operations	3.69	(0.71)	(0.74)
Less distributions from:
Net investment income	(0.28)	(0.18)	(0.13)
Total distributions	(0.28)	(0.18)	(0.13)
Net asset value, end of period	$19.59	$16.18	$17.07

Total Return (c)	22.85%	–4.17%^	–4.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$693,744	$79,119	$49,387
Ratios to average net assets (d):
Net expenses	0.80%	0.80%^	0.80%
Gross expenses	0.81%	0.86%	0.92%
Net investment income (loss)	1.68%	1.88%^	1.55%
Portfolio turnover rate	31%	25%	30%

*	The inception date for the R6 Shares was April 1, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.02%, 0.03% and 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional, Open and R6 Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

80  Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital			Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$8.65	$8.80	$9.24	$9.76	$8.51
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.12	0.12	0.15	0.12
Net realized and unrealized gain (loss)	2.31	(0.17)	(0.46)	(0.58)	1.15
Total from investment operations	2.44	(0.05)	(0.34)	(0.43)	1.27
Less distributions from:
Net investment income	(0.07)	(0.10)	(0.10)	(0.11)	(0.02)
Total distributions	(0.07)	(0.10)	(0.10)	(0.11)	(0.02)
Redemption fees	—	—	— (b)	0.02	— (b)
Net asset value, end of period	$11.02	$8.65	$8.80	$9.24	$9.76

Total Return (c)	28.31%	–0.63%	–3.63%	–4.29%	14.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$53,929	$28,299	$18,757	$12,749	$19,212
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.06%	1.15%	1.15%
Gross expenses	1.31%	1.79%	2.13%	2.10%	2.45%
Net investment income (loss)	1.27%	1.36%	1.25%	1.54%	1.33%
Portfolio turnover rate	30%	42%	51%	80%	36%

Selected data for a share of capital			Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$8.66	$8.82	$9.25	$9.79	$8.57
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.10	0.11	0.11	0.10
Net realized and unrealized gain (loss)	2.31	(0.19)	(0.47)	(0.57)	1.14
Total from investment operations	2.41	(0.09)	(0.36)	(0.46)	1.24
Less distributions from:
Net investment income	(0.04)	(0.07)	(0.07)	(0.08)	(0.02)
Total distributions	(0.04)	(0.07)	(0.07)	(0.08)	(0.02)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$11.03	$8.66	$8.82	$9.25	$9.79

Total Return (c)	27.89%	–1.03%	–3.85%	–4.76%	14.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,831	$2,092	$2,184	$3,048	$3,444
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.37%	1.45%	1.45%
Gross expenses	2.07%	2.59%	2.75%	2.70%	3.03%
Net investment income (loss)	1.01%	1.13%	1.15%	1.11%	1.08%
Portfolio turnover rate	30%	42%	51%	80%	36%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  81

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			8/29/14* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$8.54	$8.27	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.14	0.10	(0.01)
Net realized and unrealized gain (loss)	1.86	0.25	(1.25)	(0.45)
Total from investment operations	1.99	0.39	(1.15)	(0.46)
Less distributions from:
Net investment income	(0.10)	(0.12)	(0.11)	(0.01)
Net realized gains	—	—	—	— (b)
Total distributions	(0.10)	(0.12)	(0.11)	(0.01)
Redemption fees	—	—	— (b)	—
Net asset value, end of period	$10.43	$8.54	$8.27	$9.53

Total Return (c)	23.29%	4.74%	–12.06%	–4.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$69,440	$15,473	$13,753	$9,103
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.06%	1.15%
Gross expenses	1.34%	2.29%	2.96%	7.40%
Net investment income (loss)	1.35%	1.64%	1.13%	–0.41%
Portfolio turnover rate	81%	92%	91%	45%

				For the Period
Selected data for a share of capital	Year Ended			8/29/14* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$8.56	$8.29	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.11	0.06	(0.02)
Net realized and unrealized gain (loss)	1.86	0.26	(1.22)	(0.45)
Total from investment operations	1.96	0.37	(1.16)	(0.47)
Less distributions from:
Net investment income	(0.07)	(0.10)	(0.08)	—
Net realized gains	—	—	—	— (b)
Total distributions	(0.07)	(0.10)	(0.08)	— (b)
Redemption fees	—	—	— (b)	—
Net asset value, end of period	$10.45	$8.56	$8.29	$9.53

Total Return (c)	22.87%	4.41%	–12.18%	–4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$220	$114	$55	$559
Ratios to average net assets (d):
Net expenses	1.35%	1.35%	1.39%	1.45%
Gross expenses	8.15%	11.98%	9.93%	12.39%
Net investment income (loss)	1.04%	1.32%	0.60%	–0.55%
Portfolio turnover rate	81%	92%	91%	45%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

82  Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$12.44	$13.33	$13.72	$14.46	$11.71
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.20 ^	0.16	0.19	0.14
Net realized and unrealized gain (loss)	3.29	(0.89)	(0.40)	(0.39)	2.79
Total from investment operations	3.46	(0.69)	(0.24)	(0.20)	2.93
Less distributions from:
Net investment income	(0.20)	(0.20)	(0.14)	(0.16)	(0.10)
Net realized gains	—	—	(0.01)	(0.38)	(0.08)
Total distributions	(0.20)	(0.20)	(0.15)	(0.54)	(0.18)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.70	$12.44	$13.33	$13.72	$14.46

Total Return (c)	27.85%	–5.17%^	–1.70%	–1.48%	25.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,911,184	$5,114,357	$4,923,328	$3,727,391	$2,354,068
Ratios to average net assets:
Net expenses	0.80%	0.81%^	0.82%	0.84%	0.86%
Gross expenses	0.80%	0.81%	0.82%	0.84%	0.86%
Net investment income (loss)	1.20%	1.56%^	1.15%	1.28%	1.02%
Portfolio turnover rate	44%	47%	37%	33%	42%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$12.55	$13.44	$13.82	$14.57	$11.80
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.18 ^	0.13	0.16	0.10
Net realized and unrealized gain (loss)	3.30	(0.90)	(0.40)	(0.41)	2.82
Total from investment operations	3.44	(0.72)	(0.27)	(0.25)	2.92
Less distributions from:
Net investment income	(0.16)	(0.17)	(0.10)	(0.12)	(0.07)
Net realized gains	—	—	(0.01)	(0.38)	(0.08)
Total distributions	(0.16)	(0.17)	(0.11)	(0.50)	(0.15)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.83	$12.55	$13.44	$13.82	$14.57

Total Return (c)	27.44%	–5.37%^	–1.89%	–1.78%	24.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,216,861	$1,591,016	$1,783,529	$1,574,106	$868,730
Ratios to average net assets:
Net expenses	1.06%	1.06%^	1.08%	1.09%	1.10%
Gross expenses	1.06%	1.06%	1.08%	1.09%	1.10%
Net investment income (loss)	0.97%	1.34%^	0.94%	1.06%	0.78%
Portfolio turnover rate	44%	47%	37%	33%	42%

The accompanying notes are an integral part of these financial statements.

Annual Report  83

			For the Period
Selected data for a share of capital	Year Ended		1/19/15* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15

R6 Shares
Net asset value, beginning of period	$12.45	$13.34	$13.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.19 ^	(0.03)
Net realized and unrealized gain (loss)	3.30	(0.88)	(0.21)
Total from investment operations	3.46	(0.69)	(0.24)
Less distributions from:
Net investment income	(0.20)	(0.20)	(0.11)
Net realized gains	—	—	(0.01)
Total distributions	(0.20)	(0.20)	(0.12)
Redemption fees	—	— (b)	—
Net asset value, end of period	$15.71	$12.45	$13.34

Total Return (c)	27.82%	–5.17%^	–1.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,383	$96,284	$72,362
Ratios to average net assets (d):
Net expenses	0.80%	0.81%^	1.03%
Gross expenses	0.82%	0.82%	1.09%
Net investment income (loss)	1.15%	1.46%^	–0.22%
Portfolio turnover rate	44%	47%	37%

*	The inception date for the R6 Shares was January 19, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

84  Annual Report

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		5/29/15* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$8.91	$9.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.18	0.04
Net realized and unrealized gain (loss)	2.03	(0.28)	(0.70)
Total from investment operations	2.22	(0.10)	(0.66)
Less distributions from:
Net investment income	(0.21)	(0.20)	(0.13)
Total distributions	(0.21)	(0.20)	(0.13)
Net asset value, end of period	$10.92	$8.91	$9.21

Total Return (b)	24.98%	–1.13%	–6.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,508	$1,969	$1,797
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%
Gross expenses	8.91%	13.12%	14.93%
Net investment income (loss)	1.89%	2.08%	0.77%
Portfolio turnover rate	88%	92%	58%

			For the Period
Selected data for a share of capital	Year Ended		5/29/15* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$8.91	$9.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.15	0.03
Net realized and unrealized gain (loss)	2.03	(0.28)	(0.71)
Total from investment operations	2.19	(0.13)	(0.68)
Less distributions from:
Net investment income	(0.18)	(0.17)	(0.11)
Total distributions	(0.18)	(0.17)	(0.11)
Net asset value, end of period	$10.92	$8.91	$9.21

Total Return (b)	24.60%	–1.42%	–6.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$116	$93	$93
Ratios to average net assets (c):
Net expenses	1.20%	1.20%	1.20%
Gross expenses	20.85%	25.85%	30.10%
Net investment income (loss)	1.58%	1.74%	0.47%
Portfolio turnover rate	88%	92%	58%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  85

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$10.10	$10.90	$10.01	$10.54	$8.12
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.12 ^	0.10	0.12	0.11
Net realized and unrealized gain (loss)	3.59	(0.62)	0.87	(0.40)	2.34
Total from investment operations	3.69	(0.50)	0.97	(0.28)	2.45
Less distributions from:
Net investment income	—	(0.30)	(0.08)	(0.25)	(0.03)
Total distributions	—	(0.30)	(0.08)	(0.25)	(0.03)
Redemption fees	—	—	— (b)	— (b)	—
Net asset value, end of period	$13.79	$10.10	$10.90	$10.01	$10.54

Total Return (c)	36.53%	–4.64%^	9.71%	–2.77%	30.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,267	$37,049	$51,828	$46,329	$51,508
Ratios to average net assets:
Net expenses	1.09%	0.96%^	1.11%	1.13%	1.13%
Gross expenses	1.09%	1.06%	1.11%	1.15%	1.19%
Net investment income (loss)	0.85%	1.14%^	0.91%	1.13%	1.15%
Portfolio turnover rate	35%	63%	48%	48%	58%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$10.15	$10.93	$10.03	$10.56	$8.17
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.10 ^	0.07	0.09	0.08
Net realized and unrealized gain (loss)	3.60	(0.63)	0.88	(0.40)	2.34
Total from investment operations	3.67	(0.53)	0.95	(0.31)	2.42
Less distributions from:
Net investment income	—	(0.25)	(0.05)	(0.22)	(0.03)
Total distributions	—	(0.25)	(0.05)	(0.22)	(0.03)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$13.82	$10.15	$10.93	$10.03	$10.56

Total Return (c)	36.16%	–4.92%^	9.49%	–3.05%	29.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,362	$44,523	$55,776	$19,994	$19,639
Ratios to average net assets:
Net expenses	1.34%	1.21%^	1.38%	1.43%	1.43%
Gross expenses	1.34%	1.30%	1.38%	1.44%	1.48%
Net investment income (loss)	0.61%	0.91%^	0.63%	0.85%	0.85%
Portfolio turnover rate	35%	63%	48%	48%	58%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.10% and 0.09% impact on the total return of the Institutional and Open Shares classes, respectively, of the Portfolio. There was a 0.10% and 0.09% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional and Open Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

86  Annual Report

LAZARD EQUITY FRANCHISE PORTFOLIO

For the Period
Selected data for a share of capital	9/29/17* to
stock outstanding throughout the period	12/31/17

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss)	0.40
Total from investment operations	0.43
Less distributions from:
Net investment income	(0.03)
Net realized gains	(0.02)
Total distributions	(0.05)
Net asset value, end of period	$10.38

Total Return (b)	4.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,566
Ratios to average net assets (c):
Net expenses	0.95%
Gross expenses	3.21%
Net investment income (loss)	1.26%
Portfolio turnover rate	10%

For the Period
Selected data for a share of capital	9/29/17* to
stock outstanding throughout the period	12/31/17

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss)	0.39
Total from investment operations	0.42
Less distributions from:
Net investment income	(0.02)
Net realized gains	(0.02)
Total distributions	(0.04)
Net asset value, end of period	$10.38

Total Return (b)	4.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111
Ratios to average net assets (c):
Net expenses	1.20%
Gross expenses	23.62%
Net investment income (loss)	1.14%
Portfolio turnover rate	10%

*	The Portfolio commenced operations on September 29, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  87

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

					Period
Selected data for a share of capital	Year Ended				Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13*

Institutional Shares
Net asset value, beginning of period	$10.53	$10.33	$10.32	$10.02	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.09	0.04	0.07	—
Net realized and unrealized gain (loss)	2.93	0.18	0.01	0.29	0.02
Total from investment operations	3.00	0.27	0.05	0.36	0.02
Less distributions from:
Net investment income	(0.10)	(0.07)	(0.04)	(0.06)	—
Net realized gains	(0.39)	—	—	—	—
Total distributions	(0.49)	(0.07)	(0.04)	(0.06)	—
Redemption fees	—	— (b)	— (b)	— (b)	—
Net asset value, end of period	$13.04	$10.53	$10.33	$10.32	$10.02

Total Return (c)	28.52%	2.66%	0.46%	3.84%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$58,201	$31,197	$20,624	$12,266	$1,903
Ratios to average net assets (d):
Net expenses	1.05%	1.07%	1.10%	1.10%	0.00%
Gross expenses	1.30%	1.75%	2.27%	4.62%	91.25	%(e)
Net investment income (loss)	0.60%	0.86%	0.41%	0.64%	0.00%
Portfolio turnover rate	34%	40%	55%	64%	0%

					Period
Selected data for a share of capital	Year Ended				Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13*

Open Shares
Net asset value, beginning of period	$10.54	$10.34	$10.32	$10.01	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.06	0.01	0.04	—
Net realized and unrealized gain (loss)	2.91	0.18	0.02	0.30	0.01
Total from investment operations	2.95	0.24	0.03	0.34	0.01
Less distributions from:
Net investment income	(0.06)	(0.04)	(0.01)	(0.03)	—
Net realized gains	(0.39)	—	—	—	—
Total distributions	(0.45)	(0.04)	(0.01)	(0.03)	—
Net asset value, end of period	$13.04	$10.54	$10.34	$10.32	$10.01

Total Return (c)	28.01%	2.35%	0.24%	3.54%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$711	$515	$290	$201	$100
Ratios to average net assets (d):
Net expenses	1.35%	1.37%	1.40%	1.40%	0.00%
Gross expenses	3.70%	5.38%	7.42%	13.34%	91.25	%(e)
Net investment income (loss)	0.32%	0.56%	0.09%	0.35%	0.00%
Portfolio turnover rate	34%	40%	55%	64%	0%

*	The Portfolio commenced operations on December 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

88  Annual Report

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			8/29/14* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$9.59	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.07	0.06	— (b)
Net realized and unrealized gain (loss)	2.24	(0.08)	(0.25)	(0.04)
Total from investment operations	2.32	(0.01)	(0.19)	(0.04)
Less distributions from:
Net investment income	(0.20)	(0.07)	(0.08)	(0.02)
Net realized gains	(9.40)	—	—	—
Return of capital	—	—	—	— (b)
Total distributions	(9.60)	(0.07)	(0.08)	(0.02)
Net asset value, end of period	$2.31	$9.59	$9.67	$9.94

Total Return (c)	24.20%	–0.15%	–1.85%	–0.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,750	$19,816	$9,254	$7,112
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%	1.10%
Gross expenses	2.06%	2.03%	3.83%	7.11%
Net investment income (loss)	0.76%	0.76%	0.63%	–0.08%
Portfolio turnover rate	65%	67%	65%	24%

				For the Period
Selected data for a share of capital	Year Ended			8/29/14* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$9.59	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	2.25	(0.08)	(0.25)	(0.04)
Total from investment operations	2.28	(0.04)	(0.22)	(0.05)
Less distributions from:
Net investment income	(0.17)	(0.04)	(0.05)	(0.01)
Net realized gains	(9.40)	—	—	—
Return of capital	—	—	—	— (b)
Total distributions	(9.57)	(0.04)	(0.05)	(0.01)
Net asset value, end of period	$2.30	$9.59	$9.67	$9.94

Total Return (c)	23.72%	–0.45%	–2.16%	–0.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$149	$114	$114	$135
Ratios to average net assets (d):
Net expenses	1.41%	1.40%	1.40%	1.40%
Gross expenses	12.33%	13.31%	14.12%	24.52%
Net investment income (loss)	0.34%	0.39%	0.30%	–0.32%
Portfolio turnover rate	65%	67%	65%	24%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  89

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		5/29/15* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$9.99	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.18	0.09
Net realized and unrealized gain (loss)	1.87	0.44	(0.33)
Total from investment operations	2.06	0.62	(0.24)
Less distributions from:
Net investment income	(0.17)	(0.22)	(0.17)
Net realized gains	(0.31)	—	—
Total distributions	(0.48)	(0.22)	(0.17)
Net asset value, end of period	$11.57	$9.99	$9.59

Total Return (b)	20.57%	6.45%	–2.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,180	$2,431	$2,206
Ratios to average net assets (c):
Net expenses	0.75%	0.75%	0.75%
Gross expenses	6.51%	10.42%	13.51%
Net investment income (loss)	1.71%	1.82%	1.64%
Portfolio turnover rate	87%	91%	56%

			For the Period
Selected data for a share of capital	Year Ended		5/29/15* to
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$9.99	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.15	0.08
Net realized and unrealized gain (loss)	1.85	0.44	(0.34)
Total from investment operations	2.01	0.59	(0.26)
Less distributions from:
Net investment income	(0.13)	(0.19)	(0.15)
Net realized gains	(0.31)	—	—
Total distributions	(0.44)	(0.19)	(0.15)
Net asset value, end of period	$11.56	$9.99	$9.59

Total Return (b)	20.11%	6.14%	–2.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$315	$172	$175
Ratios to average net assets (c):
Net expenses	1.05%	1.05%	1.05%
Gross expenses	12.07%	17.27%	23.94%
Net investment income (loss)	1.42%	1.52%	1.33%
Portfolio turnover rate	87%	91%	56%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements December 31, 2017

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of US Equity Concentrated, US Strategic Equity, US Small-Mid Cap Equity, International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Equity Franchise, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than US Equity Concentrated, International Equity Concentrated and Equity Franchise Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System

(“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using

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correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the International Equity, International Strategic Equity and International Small Cap Equity Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various adminis-

trative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

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The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2017, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2018

International Equity	$(5,103,235)
International Equity Select	(1,173,332)
International Small Cap Equity	(4,306,477)

Portfolio	Short-Term*	Long-Term*

International Equity	$(56,646,892)	$—
International Equity Select	(484,131)	—
International Equity Concentrated	(590,000)	—
International Strategic Equity	(118,775,721)	—
International Equity Advantage	(51,450)	(5,029)
International Small Cap Equity	(3)	—

* Non-Expiring

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Equity Concentrated	$1,439,941,096	$159,936,571	$14,405,397	$145,531,174
US Strategic Equity	71,118,104	14,307,202	139,326	14,167,876
US Small-Mid Cap Equity	170,669,134	27,808,945	1,910,764	25,898,181
International Equity	3,239,350,132	614,807,226	43,861,514	570,945,712
International Equity Select	48,301,325	8,855,784	607,852	8,247,932
International Equity Concentrated	62,800,662	7,462,862	656,255	6,806,607
International Strategic Equity	5,992,191,619	1,340,050,715	72,855,943	1,267,194,772
International Equity Advantage	2,332,121	353,384	42,758	310,626
International Small Cap Equity	64,061,625	20,054,718	652,615	19,402,103
Equity Franchise	5,347,165	315,689	149,189	166,500
Global Equity Select	49,787,886	9,773,762	398,617	9,375,145
Global Strategic Equity	2,452,234	452,795	25,757	427,038
Managed Equity Volatility	4,062,473	508,928	55,333	453,595

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to

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declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The US Equity Concentrated, US Strategic Equity and US Small-Mid Cap Equity Portfolios intend, on their 2017 tax returns, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolios’ undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolios would otherwise be required to distribute as dividends to shareholders in order for the Portfolios to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to nonredeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolios’ shares, the total return on a shareholder’s investment is not affected by the Portfolios’ use of equalization.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, expiring capital loss carryovers, certain expenses, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Equity Concentrated	$15,862,223	$(2)	$(15,862,221)
US Strategic Equity	808,100	(212)	(807,888)
US Small-Mid Cap Equity	3,477,444	(184,448)	(3,292,996)
International Equity	(8,988,349)	893,671	(8,094,678)
International Equity Select	(38,627)	431	38,196
International Equity Concentrated	(130)	(9,114)	9,244
International Strategic Equity	4	2,112,973	(2,112,977)
International Equity Advantage	1,474	3,080	(4,554)
International Small Cap Equity	(45,132,663)	311,237	44,821,426
Equity Franchise	(704)	(3,066)	3,770
Global Equity Select	—	15,038	(15,038)
Global Strategic Equity	(30)	(7,177)	7,207
Managed Equity Volatility	—	7,466	(7,466)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2017	2016	2017	2016

US Equity Concentrated	$13,853,329	$30,745,381	$89,718,183	$31,879,468
US Strategic Equity	2,270,214	900,038	6,026,122	2,471,715
US Small-Mid Cap Equity	6,630,713	1,407,443	16,953,848	4,936,919
International Equity	53,700,989	17,963,112	—	—
International Equity Select	336,816	288,736	—	—
International Equity Concentrated	639,493	235,808	—	—
International Strategic Equity	90,091,459	104,294,791	—	—

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	Ordinary Income		Long-Term Capital Gain
Portfolio	2017	2016	2017	2016

International Equity Advantage	$50,226	$43,636	$—	$—
International Small Cap Equity	—	2,228,708	—	—
Equity Franchise	24,314	—	—	—
Global Equity Select	444,442	219,500	1,586,359	—
Global Strategic Equity	939,034	134,097	1,509,086	—
Managed Equity Volatility	101,419	55,446	73,334	—

At December 31, 2017, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

US Equity Concentrated	$ 11,534,715	$21,074,206	$145,526,488
US Strategic Equity	451,892	1,492,302	14,167,876
US Small-Mid Cap Equity	2,397,636	893,901	25,898,181
International Equity	12,883,335	(61,750,127)	571,021,855
International Equity Select	572,882	(1,657,463)	8,248,699
International Equity Concentrated	4,201	(590,000)	6,765,837
International Strategic Equity	1,141,890	(118,775,721)	1,265,624,870
International Equity Advantage	16,965	(56,479)	310,684
International Small Cap Equity	1,519,656	(4,306,480)	19,403,585
Equity Franchise	36,055	—	163,959
Global Equity Select	100,979	139,524	9,361,348
Global Strategic Equity	208,419	341,743	391,703
Managed Equity Volatility	18,903	4,975	453,624

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the

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Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Select	0.75
International Equity Concentrated	0.90
International Strategic Equity	0.75
International Equity Advantage	0.65
International Small Cap Equity	0.75
Equity Franchise	0.80
Global Equity Select	0.80
Global Strategic Equity	0.85
Managed Equity Volatility	0.60

The Investment Manager has voluntarily agreed, until May 1 of the year shown below (except as noted), to waive its fees and, if necessary, reimburse the Portfolios if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

US Equity Concentrated	0.95%	1.25%	0.90%	2018	(a)
US Strategic Equity	0.75	1.05	0.75	2018
US Small-Mid Cap Equity	1.15	1.45	N/A	2018
International Equity	0.85	1.15	0.80	2018
International Equity Select	1.05	1.35	N/A	2018	(b)
International Equity Concentrated	1.05	1.35	N/A	2018
International Strategic Equity	1.15	1.45	1.10	2018
International Equity Advantage	0.90	1.20	N/A	2018
International Small Cap Equity	1.13	1.43	N/A	2018
Equity Franchise	0.95	1.20	N/A	2019	(c)
Global Equity Select	1.05	1.35	N/A	2018
Global Strategic Equity	1.10	1.40	N/A	2018
Managed Equity Volatility	0.75	1.05	N/A	2018

(a)	Agreement extends, for May 1, 2018 through May 1, 2027, at rates of 1.10%, 1.40% and 1.05%, respectively.
(b)	Agreement extends, for May 1, 2018 through May 1, 2027, at rates of 1.15% and 1.45%, respectively.
(c)	Agreement is until September 29, 2019.

In addition to the expense limitation agreements, until May 1, 2018, to the extent the “Total Annual Portfolio Operating Expenses” (as defined in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$ 146,104	$ —	$ 8,520	$ 6,640
International Equity Select	109,693	—	18,022	—
International Equity Concentrated	135,023	—	1,796	11,774
International Equity Advantage	14,887	163,994	690	19,958

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	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Equity Franchise	$ 10,591	$ 63,624	$ 90	$ 2,118
Global Equity Select	108,452	—	4,870	9,406
Global Strategic Equity	127,341	11,094	1,073	12,664
Managed Equity Volatility	18,523	154,875	1,361	23,321

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Equity Concentrated	$ 1,799	$ 13,649
US Strategic Equity	33,436	—
International Equity	58,141	—
International Strategic Equity	20,012	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services. For the year ended December 31, 2017, State Street waived its fund administration fee as follows:

Portfolio	Amount

International Equity Advantage	$4,688
Global Strategic Equity	4,688
Managed Equity Volatility	4,688

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year ended December 31, 2017, BFDS waived its fees as follows:

Portfolio	Amount

US Equity Concentrated	$4,050
Equity Franchise	6,112

On January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. Effective January 1, 2018, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director, and (3) an additional annual fee of $22,500 to the Audit Committee Chair.

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The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$1,320,331,255	$1,265,831,671
US Strategic Equity	61,819,985	76,790,176
US Small-Mid Cap Equity	162,051,905	206,339,623
International Equity	1,573,627,047	1,020,440,735
International Equity Select	28,573,602	12,860,744
International Equity Concentrated	80,709,010	35,859,494
International Strategic Equity	2,927,005,955	4,217,312,411
International Equity Advantage	2,180,740	2,100,378
International Small Cap Equity	27,683,377	50,998,776
Equity Franchise	5,660,424	535,067
Global Equity Select	31,374,762	14,524,452
Global Strategic Equity	8,977,410	28,362,971
Managed Equity Volatility	3,988,233	2,875,345

For the year ended December 31, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2017, the Investment Manager owned 87.91%, 91.82%, 92.67% and 55.70% of the outstanding shares of the International Equity Advantage, Equity Franchise, Global Strategic Equity and Managed Equity Volatility Portfolios, respectively.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2017, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Strategic Equity	$862,500	$1,700,000	1.85%	2
International Equity Concentrated	675,875	1,800,000	1.78	8
International Equity Advantage	13,000	15,000	2.07	2
International Small Cap Equity	571,208	2,910,000	2.10	37
Global Equity Select	609,500	1,200,000	1.85	2
Global Strategic Equity	602,473	1,174,000	2.38	11
Managed Equity Volatility	5,036	11,500	1.78	11

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

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(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Non-Diversification Risk—A Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

US Equity Concentrated Portfolio
Common Stocks*	$1,455,436,146	$—	$—	$1,455,436,146
Short-Term Investments	130,036,124	—	—	130,036,124
Total	$1,585,472,270	$—	$—	$1,585,472,270
US Strategic Equity Portfolio
Common Stocks*	$83,338,608	$—	$—	$83,338,608
Short-Term Investments	1,947,372	—	—	1,947,372
Total	$85,285,980	$—	$—	$85,285,980
US Small-Mid Cap Equity Portfolio
Common Stocks*	$196,567,315	$—	$—	$196,567,315
Total	$196,567,315	$—	$—	$196,567,315
International Equity Portfolio
Common Stocks*
Australia	$—	$120,764,025	$—	$120,764,025
Belgium	—	94,157,830	—	94,157,830
Brazil	—	33,251,044	—	33,251,044
Canada	168,658,196	—	—	168,658,196
Denmark	—	96,769,196	—	96,769,196
Finland	—	55,464,485	—	55,464,485
France	—	401,811,658	—	401,811,658
Germany	—	161,272,781	—	161,272,781
Ireland	49,421,380	86,414,141	—	135,835,521
Italy	—	26,287,381	—	26,287,381
Japan	—	700,998,232	—	700,998,232
Luxembourg	—	24,869,256	—	24,869,256
Netherlands	—	260,076,542	—	260,076,542
Norway	—	108,893,241	—	108,893,241
Singapore	—	92,046,440	—	92,046,440
Spain	—	63,524,272	—	63,524,272
Sweden	—	129,983,661	—	129,983,661
Switzerland	—	248,567,314	—	248,567,314
Taiwan	56,176,120	—	—	56,176,120
Turkey	—	41,141,803	—	41,141,803
United Kingdom	—	552,566,233	—	552,566,233
United States	152,555,383	—	—	152,555,383
Short-Term Investments	84,623,777	—	—	84,623,777
Total	$511,434,856	$3,298,859,535	$—	$3,810,294,391

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

International Equity Select Portfolio
Common Stocks*
Australia	$—	$1,062,270	$—	$1,062,270
Belgium	—	959,268	—	959,268
Brazil	—	1,730,549	—	1,730,549
Canada	1,446,436	—	—	1,446,436
China	—	2,034,484	—	2,034,484
Denmark	—	983,244	—	983,244
Finland	—	1,159,412	—	1,159,412
France	—	3,430,869	—	3,430,869
Germany	—	2,795,095	—	2,795,095
India	742,934	—	—	742,934
Indonesia	973,302	—	—	973,302
Ireland	664,941	1,115,688	—	1,780,629
Japan	—	7,403,775	—	7,403,775
Netherlands	—	2,899,065	—	2,899,065
Norway	—	1,558,383	—	1,558,383
Philippines	—	352,384	—	352,384
Russia	633,876	—	—	633,876
Singapore	—	959,117	—	959,117
South Africa	—	1,194,891	—	1,194,891
South Korea	—	1,342,341	—	1,342,341
Spain	—	741,443	—	741,443
Sweden	—	1,638,821	—	1,638,821
Switzerland	—	2,939,195	—	2,939,195
Taiwan	—	1,662,378	—	1,662,378
Thailand	—	597,845	—	597,845
Turkey	—	1,310,455	—	1,310,455
United Kingdom	—	7,103,482	—	7,103,482
United States	3,377,249	—	—	3,377,249
Short-Term Investments	1,736,057	—	—	1,736,057
Total	$9,574,795	$46,974,454	$—	$56,549,249
International Equity Concentrated Portfolio
Common Stocks*
Australia	$—	$1,876,337	$—	$1,876,337
Belgium	—	2,803,741	—	2,803,741
Brazil	—	1,308,077	—	1,308,077
Canada	5,936,213	—	—	5,936,213
China	—	3,702,291	—	3,702,291
Finland	—	715,465	—	715,465
France	—	9,831,068	—	9,831,068
Germany	—	1,950,947	—	1,950,947
India	1,382,049	—	—	1,382,049
Ireland	—	3,577,983	—	3,577,983
Japan	—	7,272,352	—	7,272,352
Netherlands	—	3,819,138	—	3,819,138
South Korea	—	2,772,587	—	2,772,587
Taiwan	2,839,614	—	—	2,839,614
Turkey	—	2,501,697	—	2,501,697
United Kingdom	—	11,040,859	—	11,040,859
United States	4,852,622	—	—	4,852,622
Short-Term Investments	1,424,227	—	—	1,424,227
Total	$16,434,725	$53,172,542	$—	$69,607,267

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

International Strategic Equity Portfolio
Common Stocks*
Brazil	$—	$54,541,456	$—	$54,541,456
Canada	455,635,186	—	—	455,635,186
China	78,110,790	173,781,380	—	251,892,170
Denmark	—	150,951,722	—	150,951,722
Finland	—	289,594,126	—	289,594,126
France	—	502,247,404	—	502,247,404
Germany	—	178,545,263	—	178,545,263
India	—	80,939,321	—	80,939,321
Indonesia	—	8,877,206	—	8,877,206
Ireland	—	370,418,638	—	370,418,638
Italy	—	68,745,377	—	68,745,377
Japan	—	1,467,800,647	—	1,467,800,647
Luxembourg	—	73,310,509	—	73,310,509
Netherlands	—	198,412,986	—	198,412,986
New Zealand	—	68,888,309	—	68,888,309
Norway	—	151,379,101	—	151,379,101
Philippines	—	65,015,552	—	65,015,552
Singapore	—	139,127,509	—	139,127,509
Spain	—	59,515,933	—	59,515,933
Sweden	—	194,512,623	—	194,512,623
Switzerland	—	355,619,068	—	355,619,068
Taiwan	—	115,268,648	—	115,268,648
United Kingdom	—	1,318,806,643	—	1,318,806,643
United States	344,463,829	—	—	344,463,829
Short-Term Investments	294,877,528	—	—	294,877,528
Total	$1,173,087,333	$6,086,299,421	$—	$7,259,386,754
International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$177,358	$—	$177,358
Belgium	—	4,559	—	4,559
Denmark	—	73,965	—	73,965
Faeroe Islands	—	5,022	—	5,022
France	—	247,405	—	247,405
Germany	—	291,638	—	291,638
Hong Kong	28,370	59,346	—	87,716
Italy	—	43,800	—	43,800
Japan	11,617	667,036	—	678,653
Luxembourg	—	13,526	—	13,526
Netherlands	—	93,334	—	93,334
New Zealand	—	7,079	—	7,079
Norway	—	76,605	—	76,605
Portugal	—	8,972	—	8,972
Russia	—	11,459	—	11,459
Singapore	—	35,947	—	35,947
Spain	—	71,137	—	71,137
Sweden	—	78,847	—	78,847
Switzerland	—	195,764	—	195,764
United Kingdom	—	392,245	—	392,245
United States	11,215	17,292	—	28,507
Short-Term Investments	19,209	—	—	19,209
Total	$70,411	$2,572,336	$—	$2,642,747

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$4,500,616	$—	$4,500,616
Belgium	—	1,262,793	—	1,262,793
Canada	3,235,492	—	—	3,235,492
Denmark	—	628,723	—	628,723
France	—	1,065,184	—	1,065,184
Germany	—	7,703,018	—	7,703,018
Hong Kong	—	593,144	—	593,144
Ireland	—	2,265,051	—	2,265,051
Israel	733,504	857,178	—	1,590,682
Italy	—	2,033,703	—	2,033,703
Japan	—	22,404,539	—	22,404,539
Luxembourg	—	1,278,418	—	1,278,418
Netherlands	—	886,523	—	886,523
New Zealand	—	730,235	—	730,235
Portugal	—	708,715	—	708,715
Singapore	—	2,073,271	—	2,073,271
South Korea	—	472,868	—	472,868
Spain	—	940,143	—	940,143
Sweden	—	5,824,227	—	5,824,227
Switzerland	—	1,060,573	—	1,060,573
Taiwan	519,273	1,139,664	—	1,658,937
Turkey	—	205,340	—	205,340
United Kingdom	—	15,778,642	—	15,778,642
United States	707,693	864,033	—	1,571,726
Short-Term Investments	2,991,165	—	—	2,991,165
Total	$8,187,127	$75,276,601	$—	$83,463,728
Equity Franchise Portfolio
Common Stocks*
Australia	$—	$223,321	$—	$223,321
France	—	139,101	—	139,101
Italy	—	386,830	—	386,830
Japan	—	115,645	—	115,645
Luxembourg	—	277,048	—	277,048
United Kingdom	—	114,811	—	114,811
United States	4,076,620	—	—	4,076,620
Short-Term Investments	180,289	—	—	180,289
Total	$4,256,909	$1,256,756	$—	$5,513,665

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Global Equity Select Portfolio
Common Stocks*
Australia	$—	$570,608	$—	$570,608
Brazil	—	1,017,543	—	1,017,543
Canada	2,388,596	—	—	2,388,596
China	469,009	859,171	—	1,328,180
Denmark	—	716,023	—	716,023
Finland	—	549,574	—	549,574
France	—	664,794	—	664,794
Germany	—	1,718,630	—	1,718,630
Hong Kong	—	912,061	—	912,061
India	—	335,848	—	335,848
Ireland	—	867,965	—	867,965
Israel	—	459,843	—	459,843
Japan	—	4,321,614	—	4,321,614
Netherlands	—	962,531	—	962,531
Singapore	—	610,696	—	610,696
South Africa	—	499,673	—	499,673
Sweden	—	1,618,342	—	1,618,342
Switzerland	—	498,939	—	498,939
Taiwan	580,476	—	—	580,476
United Kingdom	642,183	5,698,746	—	6,340,929
United States	30,369,099	—	—	30,369,099
Short-Term Investments	1,831,358	—	—	1,831,358
Total	$36,280,721	$22,882,601	$—	$59,163,322
Global Strategic Equity Portfolio
Common Stocks*
Canada	$37,522	$—	$—	$37,522
China	74,835	—	—	74,835
Denmark	—	51,640	—	51,640
Finland	—	62,077	—	62,077
France	—	123,020	—	123,020
Germany	—	60,917	—	60,917
Greece	—	151	—	151
Hong Kong	—	110,288	—	110,288
Indonesia	—	8,959	—	8,959
Ireland	—	50,209	—	50,209
Israel	—	43,318	—	43,318
Japan	—	179,392	—	179,392
Netherlands	—	27,770	—	27,770
New Zealand	—	28,568	—	28,568
Singapore	—	21,287	—	21,287
South Africa	—	113,884	—	113,884
Switzerland	—	42,485	—	42,485
Taiwan	56,739	—	—	56,739
United Kingdom	—	292,601	—	292,601
United States	1,493,599	—	—	1,493,599
Short-Term Investments	607	—	—	607
Total	$1,663,302	$1,216,566	$—	$2,879,868

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$274,278	$—	$274,278
Belgium	—	14,311	—	14,311
Canada	315,890	—	—	315,890
Denmark	—	52,495	—	52,495
France	—	32,879	—	32,879
Germany	—	55,061	—	55,061
Hong Kong	13,038	104,128	—	117,166
Israel	—	20,184	—	20,184
Japan	—	486,238	—	486,238
Luxembourg	—	11,582	—	11,582
Malta	—	12,530	—	12,530
Netherlands	—	45,729	—	45,729
New Zealand	—	26,094	—	26,094
Norway	—	141,261	—	141,261
Singapore	—	79,869	—	79,869
Spain	—	4,690	—	4,690
Sweden	—	55,347	—	55,347
Switzerland	—	57,508	—	57,508
United Kingdom	—	133,797	—	133,797
United States	2,354,743	24,722	—	2,379,465
Short-Term Investments	199,694	—	—	199,694
Total	$2,883,365	$1,632,703	$—	$4,516,068

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Equity Franchise, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the year ended December 31, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount

International Equity	$100,890,974
International Equity Select	1,216,849
International Strategic Equity	86,989,436
International Equity Advantage	159,288
International Small Cap Equity	1,123,114
Global Equity Select	37,593
Managed Equity Volatility	56,576

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2017.

For further information regarding security characteristics see Portfolios of Investments.

Annual Report  105

10. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed within the Notes to Financial Statements and the following, there were no subsequent events that required adjustment or disclosure.

Subsequent to December 31, 2017, the International Equity, International Equity Select, International Strategic Equity and International Small Cap Equity Portfolios received settlement proceeds in the amount of $4,045,340, $363, $24,287 and $365,412, respectively, from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received.

106  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, and Lazard Managed Equity Volatility Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, and Lazard Managed Equity Volatility Portfolio, twelve of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes to the financial statements. The financial highlights for the year ended December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights. We have also audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Equity Franchise Portfolio, one of the portfolios constituting the Fund, (collectively with the portfolios mentioned above, the “Portfolios”), as of December 31, 2017, the related statements of operations and changes in net assets and the financial highlights for the period from September 29, 2017 (commencement of operations) through December 31, 2017, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, and Lazard Managed Equity Volatility Portfolio, as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the financial position of Lazard Equity Franchise Portfolio, as of December 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 2017 (commencement of operations) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to

Annual Report  107

have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 2018

We have served as the auditor of one or more Lazard Fund Complex investment companies since 2004.

108  Annual Report

The Lazard Funds, Inc. Proxy Voting Results (unaudited)

A Joint Special Meeting of Shareholders of the Fund and Lazard Retirement Series, Inc. was held on October 20, 2017, to vote on the following proposals. Except as noted below, the proposals received the required number of votes of shareholders and were adopted.

Proposal 1:

To elect each of Franci J. Blassberg, Trevor W. Morrison and Nathan A. Paul as a Fund Director.

Director	For	Withhold Authority

Franci J. Blassberg	1,322,185,144	18,431,907
Trevor W. Morrison	1,323,575,840	17,041,212
Nathan A. Paul	1,331,727,319	8,889,732

Proposal 2A:

To approve revising the Portfolio's fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.

Portfolio	For	Against	Abstain

US Equity Concentrated	55,236,561	275,958	233,215
US Strategic Equity	5,117,457	832	720
US Small-Mid Cap Equity*	4,938,201	3,948,804	14,691
International Equity	100,274,564	185,666	189,973
International Equity Select	3,144,596	16,924	19,954
International Strategic Equity	187,361,095	4,238,688	1,845,962
International Small Cap Equity*	2,302,579	45,455	28,372
Global Equity Select	3,385,435	—	—

Proposal 2B:

To approve revising the Portfolio's fundamental investment restrictions on purchasing or selling commodities or commodities contracts.

Portfolio	For	Against	Abstain

US Equity Concentrated	55,055,031	462,210	228,492
US Strategic Equity	5,117,457	832	720
US Small-Mid Cap Equity*	4,944,266	3,943,838	13,592
International Equity	100,118,436	328,470	203,297
International Equity Select	3,146,192	15,328	19,954
International Strategic Equity	187,529,405	4,056,768	1,859,570
International Small Cap Equity*	2,298,290	43,817	34,300
Global Equity Select	3,385,435	—	—

Annual Report  109

Proposal 2C:

To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin.

Portfolio	For	Against	Abstain	.

US Equity Concentrated	55,193,901	324,529	227,303
US Strategic Equity	5,116,160	2,128	720
US Small-Mid Cap Equity*	4,887,129	3,989,025	25,542
International Equity	100,208,767	226,669	214,766
International Equity Select	3,145,703	15,817	19,954
International Strategic Equity*	181,069,100	10,516,293	1,860,351
International Small Cap Equity*	2,285,195	57,729	33,483
Global Equity Select	401,762	—	—

Proposal 2D:

To approve removing the Portfolio’s fundamental investment restriction on short sales of securities.

Portfolio	For	Against	Abstain

US Small-Mid Cap Equity*	4,934,675	3,948,536	18,484
International Equity	100,071,855	367,950	210,397
International Small Cap Equity*	2,272,254	61,042	43,110

Proposal 2E:

To approve removing the Portfolio’s fundamental investment restriction on investing in illiquid securities.

Portfolio	For	Against	Abstain

US Small-Mid Cap Equity*	4,899,822	3,985,324	16,550
International Equity	100,035,147	398,645	216,410
International Small Cap Equity*	2,269,258	58,888	48,261

Proposal 2F:

To approve removing the Portfolio’s fundamental investment restriction on investing in other investment companies.

Portfolio	For	Against	Abstain

US Small-Mid Cap Equity*	4,935,292	3,945,794	20,609
International Equity	100,080,218	349,789	220,195

*	Proposal did not receive the required number of votes of shareholders and was not adopted.

110  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors(3):
Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
University of California, Berkeley School of Law, Lecturer (Spring 2017)
Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)
Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)
Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
Resource Americas, Inc., a real estate asset management company, Director (2016 – present)
Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Annual Report  111

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Interested Directors(4):
Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)
Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)
Investment Manager, General Counsel (2002 – April 2017)
(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

112  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)
Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)
Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)
Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager
Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager
Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)
Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)
Cesar A.Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager
(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Annual Report  113

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2017

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2017:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

US Equity Concentrated	100.00%
US Strategic Equity	57.70
US Small-Mid Cap Equity	32.80
International Equity	100.00
International Equity Select	100.00
International Equity Concentrated	100.00
International Strategic Equity	100.00
International Equity Advantage	100.00
International Small Cap Equity	—
Equity Franchise	100.00
Global Equity Select	100.00
Global Strategic Equity	31.43
Managed Equity Volatility	73.88

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

US Equity Concentrated	85.89%
US Strategic Equity	64.57
US Small-Mid Cap Equity	23.20
International Equity	—
International Equity Select	—
International Equity Concentrated	—
International Strategic Equity	—
International Equity Advantage	—
International Small Cap Equity	—
Equity Franchise	25.30
Global Equity Select	44.01
Global Strategic Equity	8.57
Managed Equity Volatility	27.84

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Equity Franchise Portfolio

At a meeting of the Board held on August 8, 2017, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Equity Franchise Portfolio (the “New Portfolio”), and the Investment Manager (the “New Portfolio Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

114  Annual Report

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides to the Fund, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds Complex of 40 active funds comprised approximately $35 billion of the approximately $226 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2017); the Investment Manager’s global research, portfolio management, operations, technology, legal and compliance and marketing infrastructure; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolio from members of the New Portfolio’s proposed portfolio management team, including the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $35 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data. They noted the methodology and assumptions used by Strategic Insight.

Advisory Fee and Expense Ratios. The Directors discussed the proposed management fee to be paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratios for the New Portfolio (as limited by the Investment Manager (“net”)) and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratios for the New Portfolio to its respective groups(1) of comparison funds (“Groups”). The proposed contractual advisory fee and expense ratios for the New Portfolio were below the medians for the Groups. The Board also considered the fees paid by other pooled vehicles advised by the Investment Manager with investment objectives, policies and strategies similar to those of the New Portfolio (the “Equity Franchise Other Accounts”).

Performance. The Directors considered the performance of the Equity Franchise Other Accounts compared to the MSCI World Index (the “Index”) for the one-year, three-year and since inception periods ended June 30, 2017; the second quarter of 2017; year-to-date through June 30, 2017; and calendar years 2014, 2015 and 2016. The performance of the Equity Franchise Other Accounts (net of fees) was above that of the Index for all periods, and with slightly lower volatility (since inception) than the Index.

Investment Manager Profitability and Economies of Scale Representatives of the Investment Manager noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or

(1) The New Portfolio has two comparison groups, corresponding to Open and Institutional Shares.

Annual Report  115

reimburse expenses of the New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the New Portfolio Management Agreement. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates were expected to receive any other significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and record-keeping services, and noted that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the approval of the New Portfolio Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the New Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $226 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the fees to be paid to the Investment Manager were appropriate in light of the totality of the services to be provided as discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

In evaluating the New Portfolio Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the New Portfolio Management Agreement. In deciding whether to vote to approve the New Portfolio Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

116  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS020

Lazard Funds Annual Report

December 31, 2017

Fixed Income Funds

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Assets and income

• Account transactions

• Credit history

• Transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to https://www.lazardassetmanagement.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes – information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
10	Information About Your Portfolio’s Expenses
12	Portfolio Holdings Presented by Credit Rating
13	Portfolios of Investments
13	Lazard US Corporate Income Portfolio
19	Lazard US Short Duration Fixed Income Portfolio
21	Lazard Global Fixed Income Portfolio
25	Notes to Portfolios of Investments
28	Statements of Assets and Liabilities
29	Statements of Operations
30	Statements of Changes in Net Assets
32	Financial Highlights
36	Notes to Financial Statements
47	Report of Independent Registered Public Accounting Firm
48	Proxy Voting Results
49	Board of Directors and Officers Information
52	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Record high global stock prices were supported by synchronized global economic growth in 2017. Markets also benefited from benign inflation, accommodative central bank policy, and strong corporate profits. Volatility remained at historic lows despite tension between North Korea and the United States and political uncertainty in Brazil, Spain, and the United Kingdom.

Emerging markets equity and debt advanced strongly in 2017. Emerging markets continued to benefit from low inflation, modest but steady growth, and improving profitability as global demand recovers and businesses tighten fiscal discipline. Earnings improvement in China and Korea drove returns in emerging markets. While our outlook for the asset class remains positive, our emerging markets investment teams are vigilant about potential risks. This includes an increase in developed markets inflation that could lead to central banks raising rates too quickly and, in effect, a global growth slowdown.

European equity markets performed well in 2017 as the region’s economic recovery deepened and investors grew more confident in its underlying strength. During the year, a market-friendly result to France’s presidential election helped buoy European sentiment. UK equities generated solid absolute returns amid a challenging political backdrop and Brexit negotiations. In addition, the European Central Bank announced that it would extend its monthly bond-buying program into 2018, but plans to reduce the pace of these purchases.

The US economy also advanced strongly during 2017. A new US tax bill represented one of the most significant changes to the US tax code in over 30 years as it changes individual, corporate, and international taxes. The US yield curve continued to flatten as short-term rates moved higher, driven by the three US rate hikes during 2017 and the prospect of additional hikes in 2018.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

2  Annual Report

The Lazard Funds, Inc. Investment Overviews

US Corporate Income

An improving US economy, low global yields, US tax reform, and supportive commodity prices all helped make the high yield market’s return among the best-performing fixed income assets in 2017. The market’s strong performance was led by lower-tier companies. Prices for CCC rated and distressed securities all generated outsized returns. The ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”) returned 7.03%, outperforming the investment grade corporate sector, which returned 6.48%, the Bloomberg Barclays US Aggregate® Index, which returned 3.54%, and intermediate US Treasuries, which returned 1.79%. Equities outperformed all domestic bond markets, with the S&P 500® Index returning 21.83%.

High yield market spreads narrowed by 55 basis points (bps) during the year to 359 bps over Treasuries. The CCC rated sector narrowed 102 bps to 830 bps and the BB rated sector narrowed 53 bps to 218 bps. The B rated sector, which narrowed the least of the rating sectors at 41 bps, now stands at 369 bps over Treasuries. The yield on the ICE BofAML 3-7 year US Treasury® Index increased 15 bps, ending at 2.27% on December 31, 2017. For the year, high yield mutual fund market flows were negative, totaling about $20.3 billion. This compares unfavorably to the $9.6 billion that was added in 2016. New US high yield bond issuance was higher at $328 billion for the year versus $286 billion in 2016. The domestic high yield market capitalization is now approximately $1.31 trillion. The Standard & Poor’s US speculative-grade trailing 12-month issuer default rate was 3.0% as of December 31, 2017, down from 5.1% in December 2016.

US Short Duration Fixed Income

The Federal Reserve (the “Fed”) continued on their path of removing monetary stimulus based on the stabilization of the US economy and the resurgence of synchronized growth globally. Risk assets lifted with equity and credit markets rising at the expense of sovereigns.

The market took comfort in the selection of Jerome Powell as Chairman of the Fed, succeeding Janet

Yellen. Powell’s direct experience at the Fed, the Treasury, and in the private sector, particularly during tumultuous market events, served to allay market fears that the Fed would change course from its current data-induced focus on financial stability. With this market tail risk removed, the Federal Open Market Committee (FOMC) is expected to continue on the path to “normalization” with respect to monetary policy and reducing its balance sheet, in line with Janet Yellen’s original prescribed vision.

The Fed has already begun to reduce the size of its balance sheet, by allowing $6 billion of Treasuries and $4 billion of mortgage-backed securities to mature without reinvesting the principal coupled with raising interest rates. Despite the concerns that unwinding quantitative easing (QE) will have unforeseen consequences, we continue to believe its impact on rates and markets will not be significant. Today’s economic and market circumstances are fundamentally different from those that existed when QE was implemented. From an economic perspective, the absolute amount required to be trimmed to bring normalcy back to the Fed’s balance sheet has declined materially as economic growth has continued to increase the currency in circulation. From a market perspective, the size of the Fed’s holdings relative to the market has also declined, dampening the potential for an out-sized supply-induced market event. Lastly, the Fed’s plan for balance sheet reduction was announced several months ago receiving little price reaction. In theory, the fear of the plan’s announcement should have a greater impact on markets than its execution.

On the rate front, the FOMC continues to indicate that the meeting participants still anticipate three additional rate hikes in 2018. We concur with the Fed’s 2018 forecasted rate increases at this stage in the tightening cycle but differ on the terminal rate. Currently, our expectations call for the Fed Funds rate to peak at 2% versus 3%. Nevertheless, we will pay close attention to the economic data in the coming year to look for significant changes and their possible impact on monetary policy, particularly in light of the tax reform bill that passed in December.

Annual Report  3

Global Fixed Income

The global economy ended 2017 on a strong note, fueled by a supportive monetary and fiscal policy environment, solid labor markets, robust global trade and manufacturing activity, and benign inflation in many countries. Interest rate movements were relatively subdued toward year-end, as rate markets in parts of Europe and the United States sold off slightly given exceptionally strong economic growth reports in these regions. German export and inflation data continued to surge, which helped the economies of Germany’s neighboring countries, especially in eastern Europe.

During the fourth quarter, Jerome Powell was named to succeed Janet Yellen as Fed Chair and he is widely expected to maintain current Fed policy. The European Central Bank (ECB) also announced that it would extend its quantitative easing program through September 2018, lowering the amount of its monthly bond purchases to 30 billion euro. Our analysis suggests that technical factors will present difficulties for the proposed ECB bond buying. (Collectively, approximately 300 billion euro in capacity remains.)

Synchronized global growth and stable inflation supported risk appetite during the year (more so in equities than fixed income) as did the passage of US tax reform. This improved sentiment helped many smaller markets around the world, except for countries such as Venezuela and Turkey, which experienced events that were generally negative for interest rates and flows in these regions.

Global credit sectors and spreads continued their march forward, underpinned by strong investor demand and capital inflows, along with generally robust equity markets. The global sovereign and corporate issuance markets were active, and a variety of higher and lower-quality credits came to market, possibly a result of issuers taking advantage of the relatively stable environment. Argentina’s issuance of a “Century” bond (100-year maturity) at a 7.9% yield was evidence of the current upbeat mood. Having defaulted seven times over the past 200 years, with the most recent default occurring in 2001, Argentina garnered over $10 billion in orders for its $2.75 billion sovereign bond issuance. Greece also issued its first bond since

2014. This five-year maturity bond yielded 4.625% and was snapped up by investors who viewed this development as a sign of fiscal progress for the country. Also striking was an inaugural issue for Tajikistan, a B-rated sovereign credit, which raised $1 billion at a yield of 7.125%. In emerging markets, e-commerce company Alibaba received $46 billion of orders for its $7 billion bond sale, the biggest Chinese corporate offering of 2017. AT&T drew attention with a large corporate issuance of $15 billion, which will help the company finance its recent purchase of Time Warner.

Currency markets yielded mixed results in 2017 as interest rate differentials, inflation trends, politics, and idiosyncratic events influenced price action. The US dollar weakened overall for the year despite progress on US tax reforms and stronger economic data, which propelled the dollar higher in October. Among the reasons for the dollar’s weakening was shifting and more hawkish rhetoric from many central banks, including in Europe, Canada, and the United Kingdom.

Earlier in the year, the Mexican peso surged over 10% versus the dollar, recouping much of its losses in late 2016 following the US election. The Mexican central bank has taken a proactive stance to combat inflation pressures through aggressive rate hikes, in addition to expressing a preference for some currency appreciation. Other currencies also produced mid-to-high single-digit gains versus the dollar in the first quarter, and included select Asian currencies and the Australian dollar and Polish zloty.

Idiosyncratic factors drove currency markets in the second and third quarters, especially in Latin America. Unexpected corruption charges against President of Brazil Michel Temer dragged the real lower by more than 6% on an intra-day basis, with the currency later recovering to end the year down less than 2%.The Argentine peso was one of the worst performers, losing almost 15% versus the US dollar over the full year.

Major currencies including the euro, Japanese yen, and British pound strengthened slightly in the fourth quarter. For the year, they respectively gained 14.2%, 3.8%, and 9.5% versus the dollar. We believe the euro’s strength is supported by the ECB’s pivot toward

4  Annual Report

a reduction of monetary stimulus in 2018, with the Swedish krona and Norwegian krone similarly benefiting. The Japanese yen is supported by rapidly improving growth metrics, a slight shift in monetary policy rhetoric, and supportive technical factors. Japanese inflation, however, continues to be disappointing. As such, we do not believe the Bank of Japan is close to monetary policy “escape velocity.”

Lazard US Corporate Income Portfolio

For the year ended December 31, 2017, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 5.09%, while Open Shares posted a total return of 4.77%, and R6 Shares posted a total return of 5.09%, as compared with the 7.03% return for the Cash Pay Index.

The Portfolio underperformed during the year due, in part, to its higher-quality focus relative to the Cash Pay Index. The overweight position in BB rated securities and underweight in B rated securities detracted from performance. Also, the Portfolio’s shorter maturity structure relative to the Cash Pay Index hurt performance. The Portfolio’s effective duration is approximately 3.7 years as compared to the Cash Pay Index duration of 4.2 years. Performance was helped by overweight positions in the leisure, services, and media sectors.

Performance was hurt by underweight positions in banking and building/construction. An underweight position in the utilities sector also detracted from performance. Throughout the market volatility of the past few years, we have maintained our credit discipline. As of December 31, 2017, approximately 76% of the holdings by market value were rated BB- or better by Standard & Poor’s and 90% were rated B+ or better.

Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2017, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 0.72%, while Open Shares posted a total return of 0.32%, as compared with the 0.42% return for the ICE BofAML 1–3 Year US Treasury® Index.

Underweighting the 2–3 year segment of the yield curve helped performance. Overweighting to US financials, energy corporates, mortgage-backed securities, and consumer asset-backed securities as well as BBB-rated securities also helped performance during the year.

We maintain a duration positioning that is relatively short relative to the index as we are concerned about the possibility of increasing short rates. The Portfolio maintains a healthy allocation to credit positions, particularly in BBB corporates. US financials remain a sizable portion of the credit positioning. We also increased weightings in consumer asset backed securities, which reflects ongoing strength in consumer lending. We remain significantly underweight US Treasury securities as they appear relatively expensive.

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2017, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 7.87%, while Open Shares posted a total return of 7.55%, as compared with the 7.39% return for the Bloomberg Barclays Global Aggregate® Index.

The Portfolio’s outperformance was helped by its country allocations, primarily reflecting a combination of overweight exposures to the United States, Singapore, New Zealand, and Hungary, and a lack of exposure to euro zone and Japanese government bonds relative to the benchmark. In addition, currency management was beneficial, driven by tactical exposure to currencies such as the Japanese yen, Australian dollar, Mexican peso, and Swedish krona.

Relative returns were also helped by the Portfolio’s sector allocations, which included overweight positions in a diverse selection of global credits and a general underweight in government securities. An underweight to the Canadian dollar detracted from returns over the year as did an overweight exposure to Mexico. The latter position added value early in the year but detracted in the fourth quarter.

The Portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. In aggregate, currency positioning (defined as the net currency exposure of underlying bonds plus currency hedges) was a positive contributor to relative performance in 2017.

Annual Report  5

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

6  Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	5.09%	4.73%	5.95%	4.38%
Open Shares**	4.77%	4.38%	5.64%	3.86%
R6 Shares**	5.09%	N/A	N/A	5.59%
Cash Pay Index	7.03%	5.65%	6.71%	6.54%
				(Institutional Shares)
				6.49%
				(Open Shares)
				7.40%
				(R6 Shares)
*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The Portfolio was previously known as Lazard U.S. High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and now invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Cash Pay Index is the ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index. It is constructed to mirror the BB-B non-distressed sector of the public high yield corporate debt market and is a subset of the ICE Merrill Lynch High Yield Cash Pay® Index. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

Annual Report  7

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and ICE BofAML 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	0.72%	0.17%	1.14%
Open Shares**	0.32%	0.09%	0.99%
ICE BofAML 1-3 Year US Treasury Index	0.42%	0.56%	0.69%
*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The Portfolio was previously known as Lazard U.S. Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies and now invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The ICE BofAML 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was February 28, 2011.

8  Annual Report

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Bloomberg Barclays Global Aggregate® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	7.87%	–0.09%	0.49%
Open Shares**	7.55%	–0.39%	0.19%
Bloomberg Barclays Global Aggregate Index	7.39%	0.79%	1.28%
*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was March 30, 2012.

Annual Report  9

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2017 through December 31, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

10  Annual Report

Portfolio	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,018.50	$2.80	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,014.90	$4.32	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
R6 Shares
Actual	$1,000.00	$1,016.40	$2.80	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,002.20	$2.02	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Open Shares
Actual	$1,000.00	$ 999.70	$3.58	0.71%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62	0.71%
Global Fixed Income
Institutional Shares
Actual	$1,000.00	$1,021.40	$3.57	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Open Shares
Actual	$1,000.00	$1,019.80	$5.09	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report  11

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating December 31, 2017

S&P Credit Rating*	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio
AAA	—%	—%	12.7%
AA+	—	45.5	16.7
AA	—	—	1.8
AA-	—	—	9.1
A+	—	—	7.8
A	—	6.7	5.7
A-	—	10.2	7.9
BBB+	—	19.2	8.7
BBB	2.3	9.5	—
BBB-	7.1	—	7.0
BB+	19.0	—	3.8
BB	21.9	—	—
BB-	22.4	—	—
B+	13.8	—	—
B	5.1	—	—
B-	2.9	—	—
CCC+	0.9	—	—
NA	1.1	8.1	13.6
NR	—	—	3.9
Short-Term Investments	3.5	0.8	1.3
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

12  Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2017

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 95.4%

Aerospace & Defense | 1.1%
Bombardier, Inc., 7.750%, 03/15/20 (#)	$975	$1,048,125
KLX, Inc., 5.875%, 12/01/22 (#)	1,400	1,466,080
Triumph Group, Inc., 4.875%, 04/01/21	1,400	1,375,500
		3,889,705
Auto Components | 2.3%
Dana, Inc., 5.500%, 12/15/24	1,800	1,901,250
Delphi Technologies PLC, 5.000%, 10/01/25 (#)	1,500	1,518,750
Tenneco, Inc., 5.000%, 07/15/26	2,400	2,460,000
The Goodyear Tire & Rubber Co.:
5.125%, 11/15/23	1,800	1,878,102
5.000%, 05/31/26	250	257,775
		8,015,877
Automobiles | 1.0%
Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	2,300	2,407,870
Jaguar Land Rover Automotive PLC, 4.500%, 10/01/27 (#)	1,000	985,000
		3,392,870
Building Products | 1.1%
Griffon Corp., 5.250%, 03/01/22	1,800	1,818,000
USG Corp., 4.875%, 06/01/27 (#)	1,900	1,969,445
		3,787,445
Capital Markets | 1.0%
Icahn Enterprises LP, 6.000%, 08/01/20	1,500	1,542,637
MPT Operating Partnership LP, 6.375%, 03/01/24	1,810	1,914,075
		3,456,712
Description	Principal Amount (000)	Fair Value

Chemicals | 3.7%
CF Industries, Inc., 3.450%, 06/01/23	$1,975	$1,947,844
Huntsman International LLC, 4.875%, 11/15/20	1,600	1,664,000
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	951,113
NOVA Chemicals Corp., 5.250%, 08/01/23 (#)	1,800	1,851,750
Platform Specialty Products Corp., 6.500%, 02/01/22 (#)	1,700	1,757,375
Valvoline, Inc., 4.375%, 08/15/25	1,500	1,515,000
Westlake Chemical Corp., 4.625%, 02/15/21	1,400	1,435,000
WR Grace & Co-Conn, 5.125%, 10/01/21 (#)	1,700	1,787,125
		12,909,207
Commercial Services & Supplies | 3.7%
ACCO Brands Corp., 5.250%, 12/15/24 (#)	1,800	1,849,500
Aramark Services, Inc., 5.000%, 04/01/25 (#)	2,500	2,640,750
Ashtead Capital, Inc., 4.375%, 08/15/27 (#)	1,900	1,928,500
Avis Budget Car Rental LLC, 5.125%, 06/01/22 (#)	1,600	1,620,000
KAR Auction Services, Inc., 5.125%, 06/01/25 (#)	1,800	1,845,000
Multi-Color Corp., 4.875%, 11/01/25 (#)	1,000	1,003,750
The ADT Corp.:
6.250%, 10/15/21	1,400	1,533,000
4.125%, 06/15/23	500	500,000
		12,920,500
Communications Equipment | 0.9%
CommScope, Inc., 5.000%, 06/15/21 (#)	1,500	1,528,125
Plantronics, Inc., 5.500%, 05/31/23 (#)	1,750	1,817,813
		3,345,938

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)
Construction Materials | 1.0%
James Hardie International Finance DAC, 5.000%, 01/15/28 (#)	$1,760	$1,773,200
Standard Industries, Inc., 5.375%, 11/15/24 (#)	1,750	1,829,275
		3,602,475
Containers & Packaging | 4.2%
Ball Corp., 4.000%, 11/15/23	2,400	2,448,000
Cascades, Inc., 5.500%, 07/15/22 (#)	1,500	1,541,250
Crown Americas LLC:
4.500%, 01/15/23	1,800	1,827,000
4.250%, 09/30/26	500	492,500
Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (#)	2,392	2,475,720
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,454	1,475,466
Sealed Air Corp., 4.875%, 12/01/22 (#)	1,700	1,795,625
Silgan Holdings, Inc., 5.000%, 04/01/20	826	830,130
Smurfit Kappa Acquisitions ULC, 4.875%, 09/15/18 (#)	1,050	1,064,495
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	903,750
		14,853,936
Diversified Consumer Services | 1.1%
Service Corp. International, 4.625%, 12/15/27	2,000	2,029,240
The ServiceMaster Co. LLC, 5.125%, 11/15/24 (#)	1,800	1,822,500
		3,851,740
Diversified Financial Services | 1.7%
Altice US Finance I Corp., 5.500%, 05/15/26 (#)	1,000	1,018,750
Herc Rentals, Inc., 7.750%, 06/01/24 (#)	1,359	1,491,502
INEOS Group Holdings SA, 5.625%, 08/01/24 (#)	1,700	1,772,250
Level 3 Financing, Inc., 5.125%, 05/01/23	1,800	1,804,500
		6,087,002
Description	Principal Amount (000)	Fair Value

Diversified Telecommunication Services | 3.5%
CenturyLink, Inc., Series V, 5.625%, 04/01/20	$1,800	$1,813,500
CyrusOne LP, 5.000%, 03/15/24 (#)	2,300	2,386,250
Frontier Communications Corp., 8.125%, 10/01/18	1,500	1,494,225
Hughes Satellite Systems Corp., 5.250%, 08/01/26	2,391	2,438,820
SBA Communications Corp., 4.875%, 09/01/24	2,300	2,363,250
Zayo Group LLC, 5.750%, 01/15/27 (#)	1,750	1,785,000
		12,281,045
Energy Equipment & Services | 0.7%
Transocean, Inc., 9.000%, 07/15/23 (#)	1,250	1,351,563
Weatherford International, Ltd., 8.250%, 06/15/23	1,250	1,262,500
		2,614,063
Equity Real Estate Investment Trusts (REITs) | 3.9%
Crown Castle International Corp., 4.875%, 04/15/22	1,500	1,608,355
Equinix, Inc., 5.375%, 05/15/27	2,700	2,889,000
ESH Hospitality, Inc., 5.250%, 05/01/25 (#)	2,300	2,323,000
Iron Mountain, Inc., 6.000%, 08/15/23	1,700	1,776,500
MGM Growth Properties Operating Partnership LP, 4.500%, 09/01/26	1,800	1,791,000
RHP Hotel Properties LP, 5.000%, 04/15/23	1,775	1,814,937
Uniti Group LP, 6.000%, 04/15/23 (#)	1,700	1,670,250
		13,873,042
Food & Staples Retailing | 1.5%
Albertsons Cos. LLC, 6.625%, 06/15/24	1,750	1,671,250
Ingles Markets, Inc., 5.750%, 06/15/23	1,750	1,771,875
Performance Food Group, Inc., 5.500%, 06/01/24 (#)	1,805	1,863,662
		5,306,787

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Food Products | 2.3%
B&G Foods, Inc., 4.625%, 06/01/21	$1,500	$1,522,500
Darling Ingredients, Inc., 5.375%, 01/15/22	850	869,125
Lamb Weston Holdings, Inc., 4.625%, 11/01/24 (#)	2,300	2,369,000
Post Holdings, Inc., 5.000%, 08/15/26 (#)	1,800	1,770,750
TreeHouse Foods, Inc., 4.875%, 03/15/22	1,500	1,516,875
		8,048,250
Gas Utilities | 1.2%
AmeriGas Partners LP, 5.625%, 05/20/24	1,800	1,872,000
Ferrellgas LP, 6.500%, 05/01/21	500	468,125
Suburban Propane Partners LP, 5.500%, 06/01/24	1,800	1,782,000
		4,122,125
Health Care Equipment & Supplies | 1.1%
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (#)	1,800	1,883,250
Hologic, Inc., 5.250%, 07/15/22 (#)	1,800	1,863,000
		3,746,250
Health Care Providers & Services | 4.2%
Centene Corp.:
6.125%, 02/15/24	1,750	1,850,625
4.750%, 01/15/25	500	508,750
DaVita, Inc., 5.125%, 07/15/24	1,800	1,818,000
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19 (#)	1,097	1,147,456
HCA, Inc., 6.500%, 02/15/20	1,600	1,696,000
HealthSouth Corp., 5.125%, 03/15/23	1,801	1,841,523
LifePoint Health, Inc.:
5.500%, 12/01/21	1,400	1,428,000
5.875%, 12/01/23	900	909,000
Molina Healthcare, Inc., 5.375%, 11/15/22	1,700	1,772,250
Description	Principal Amount (000)	Fair Value

Tenet Healthcare Corp.:
4.750%, 06/01/20	$700	$712,250
4.375%, 10/01/21	1,250	1,246,875
		14,930,729
Hotels, Restaurants & Leisure | 8.3%
1011778 BC ULC, 4.625%, 01/15/22 (#)	1,800	1,842,750
Boyd Gaming Corp., 6.875%, 05/15/23	1,700	1,802,000
Brinker International, Inc., 5.000%, 10/01/24 (#)	2,000	2,020,000
Cedar Fair LP, 5.375%, 04/15/27 (#)	1,800	1,890,000
Cinemark USA, Inc., 4.875%, 06/01/23	1,800	1,822,500
Diamond Resorts International, Inc., 7.750%, 09/01/23 (#)	1,500	1,627,350
GLP Capital LP, 4.875%, 11/01/20	1,500	1,556,250
Golden Nugget, Inc., 6.750%, 10/15/24 (#)	1,622	1,650,385
Hilton Worldwide Finance LLC, 4.625%, 04/01/25	2,315	2,378,662
International Game Technology PLC:
5.625%, 02/15/20 (#)	250	260,313
6.250%, 02/15/22 (#)	1,450	1,562,375
KFC Holding Co., 5.250%, 06/01/26 (#)	2,900	3,052,250
MGM Resorts International:
6.625%, 12/15/21	1,000	1,097,200
4.625%, 09/01/26	800	808,000
Six Flags Entertainment Corp., 4.875%, 07/31/24 (#)	2,150	2,182,250
Station Casinos LLC, 5.000%, 10/01/25 (#)	1,250	1,256,250
Wynn Las Vegas LLC, 5.500%, 03/01/25 (#)	2,300	2,369,000
		29,177,535
Household Durables | 0.5%
Tempur Sealy International, Inc., 5.625%, 10/15/23	1,750	1,820,000

Household Products | 1.1%
Energizer Holdings, Inc., 5.500%, 06/15/25 (#)	1,750	1,822,712
Spectrum Brands, Inc., 5.750%, 07/15/25	1,800	1,894,500
		3,717,212

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Independent Power & Renewable Electricity Producers | 1.1%
AES Corp., 7.375%, 07/01/21	$1,095	$1,229,137
Calpine Corp., 6.000%, 01/15/22 (#)	1,500	1,545,000
NextEra Energy Operating Partners LP, 4.500%, 09/15/27 (#)	1,250	1,243,750
		4,017,887
Internet & Direct Marketing Retail | 0.5%
Netflix, Inc., 5.375%, 02/01/21	1,550	1,637,188
Internet Software & Services | 1.1%
j2 Cloud Services LLC, 6.000%, 07/15/25 (#)	1,800	1,894,500
VeriSign, Inc., 4.625%, 05/01/23	1,800	1,847,250
		3,741,750
IT Services | 0.6%
First Data Corp.:
5.375%, 08/15/23 (#)	1,600	1,665,440
5.000%, 01/15/24 (#)	500	514,375
		2,179,815
Machinery | 2.1%
Allison Transmission, Inc., 4.750%, 10/01/27 (#)	1,795	1,806,219
Amsted Industries, Inc., 5.000%, 03/15/22 (#)	1,700	1,740,375
SPX FLOW, Inc., 5.625%, 08/15/24 (#)	1,750	1,841,875
Terex Corp., 5.625%, 02/01/25 (#)	1,790	1,870,550
		7,259,019
Media | 12.5%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,531,875
Cable One, Inc., 5.750%, 06/15/22 (#)	1,750	1,806,875
Cablevision Systems Corp., 7.750%, 04/15/18	1,500	1,518,750
CBS Radio, Inc., 7.250%, 11/01/24 (#)	1,500	1,581,563
Description	Principal Amount (000)	Fair Value

CCO Holdings LLC:
5.250%, 03/15/21	$1,950	$1,982,906
5.125%, 05/01/27 (#)	500	492,500
Cequel Communications Holdings I LLC, 6.375%, 09/15/20 (#)	1,260	1,278,900
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	1,750	1,778,437
DISH DBS Corp., 5.125%, 05/01/20	1,600	1,632,000
Lamar Media Corp., 5.875%, 02/01/22	1,685	1,720,806
LIN Television Corp., 5.875%, 11/15/22	1,750	1,820,000
Live Nation Entertainment, Inc., 4.875%, 11/01/24 (#)	1,800	1,845,000
Mediacom Broadband LLC, 5.500%, 04/15/21	1,500	1,518,750
Outfront Media Capital LLC, 5.250%, 02/15/22	1,500	1,537,500
Regal Entertainment Group, 5.750%, 03/15/22	1,850	1,907,812
Sinclair Television Group, Inc., 5.375%, 04/01/21	1,900	1,933,250
Sirius XM Radio, Inc.:
5.375%, 04/15/25 (#)	400	416,500
5.000%, 08/01/27 (#)	2,000	2,005,000
TEGNA, Inc., 6.375%, 10/15/23	1,900	1,990,250
The EW Scripps Co., 5.125%, 05/15/25 (#)	1,800	1,791,000
Time, Inc., 5.750%, 04/15/22 (#)	1,425	1,485,563
Tribune Media Co., 5.875%, 07/15/22	1,800	1,849,500
Univision Communications, Inc., 5.125%, 02/15/25 (#)	1,800	1,755,000
Videotron, Ltd.:
5.000%, 07/15/22	1,808	1,902,920
5.125%, 04/15/27 (#)	500	522,500
Virgin Media Secured Finance PLC, 5.250%, 01/15/26 (#)	2,400	2,424,000
WMG Acquisition Corp.,
4.875%, 11/01/24 (#)	1,850	1,905,500
		43,934,657

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Metals & Mining | 3.8%
Alcoa Nederland Holding BV, 6.750%, 09/30/24 (#)	$2,300	$2,507,000
Anglo American Capital PLC, 4.875%, 05/14/25 (#)	1,900	2,012,907
ArcelorMittal, 6.000%, 03/01/21	1,400	1,512,000
Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,700	2,745,090
Glencore Funding LLC, 4.625%, 04/29/24 (#)	2,000	2,111,600
Steel Dynamics, Inc.:
4.125%, 09/15/25 (#)	500	503,750
5.000%, 12/15/26	1,800	1,903,500
		13,295,847
Multiline Retail | 1.1%
Dollar Tree, Inc., 5.750%, 03/01/23	2,250	2,356,875
J.C. Penney Corp., Inc., 5.875%, 07/01/23 (#)	1,800	1,698,750
		4,055,625
Oil, Gas & Consumable Fuels | 11.0%
Andeavor Logistics LP, 4.250%, 12/01/27	1,500	1,512,437
Antero Resources Corp., 5.125%, 12/01/22	1,850	1,887,000
Cenovus Energy, Inc., 3.800%, 09/15/23	2,500	2,524,595
Cheniere Energy Partners LP, 5.250%, 10/01/25 (#)	1,250	1,271,875
Continental Resources, Inc., 4.500%, 04/15/23	2,500	2,550,000
Diamondback Energy, Inc., 4.750%, 11/01/24	1,800	1,806,750
Energy Transfer Equity LP:
7.500%, 10/15/20	1,250	1,375,000
5.875%, 01/15/24	750	789,375
Energy Transfer LP, 5.750%, 09/01/20	1,300	1,383,496
Gulfport Energy Corp., 6.000%, 10/15/24	1,700	1,700,000
Holly Energy Partners LP, 6.000%, 08/01/24 (#)	1,840	1,918,200
Description	Principal Amount (000)	Fair Value

Kinder Morgan, Inc., 5.000%, 02/15/21 (#)	$1,275	$1,352,664
Murphy Oil Corp., 6.875%, 08/15/24	1,500	1,601,250
Newfield Exploration Co., 5.625%, 07/01/24	1,900	2,042,500
ONEOK Partners LP, 5.000%, 09/15/23	2,000	2,142,597
PBF Holding Co. LLC, 7.000%, 11/15/23	900	939,375
Range Resources Corp., 5.000%, 08/15/22	1,700	1,691,500
Rockies Express Pipeline LLC, 6.850%, 07/15/18 (#)	1,450	1,475,375
Southwestern Energy Co., 6.700%, 01/23/25	1,800	1,869,750
Sunoco LP, 6.375%, 04/01/23	1,700	1,791,375
Tallgrass Energy Partners LP, 5.500%, 01/15/28 (#)	1,250	1,265,250
Targa Resources Partners LP, 5.250%, 05/01/23	1,800	1,840,500
Whiting Petroleum Corp., 5.750%, 03/15/21	900	923,625
WPX Energy, Inc., 6.000%, 01/15/22	900	940,500
		38,594,989
Personal Products | 0.4%
First Quality Finance Co., Inc., 4.625%, 05/15/21 (#)	1,500	1,511,250

Pharmaceuticals | 0.8%
Endo Finance LLC, 5.750%, 01/15/22 (#)	1,600	1,332,000
Mallinckrodt International Finance SA, 5.750%, 08/01/22 (#)	1,700	1,542,750
		2,874,750
Professional Services | 1.1%
IHS Markit, Ltd., 5.000%, 11/01/22 (#)	1,750	1,897,350
Nielsen Finance LLC, 5.000%, 04/15/22 (#)	1,800	1,851,750
		3,749,100
Road & Rail | 0.5%
The Hertz Corp., 5.500%, 10/15/24 (#)	1,800	1,624,500

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (concluded)

Semiconductors & Semiconductor Equipment | 0.2%
Amkor Technology, Inc., 6.625%, 06/01/21	$700	$707,476

Software | 0.6%
Nuance Communications, Inc., 5.375%, 08/15/20 (#)	588	596,085
Rackspace Hosting, Inc., 8.625%, 11/15/24 (#)	1,500	1,601,250
		2,197,335
Specialty Retail | 1.1%
Group 1 Automotive, Inc., 5.000%, 06/01/22	1,912	1,969,360
Penske Automotive Group, Inc., 5.500%, 05/15/26	1,800	1,826,460
		3,795,820
Technology Hardware, Storage & Peripherals | 2.0%
Dell International LLC, 7.125%, 06/15/24 (#)	1,775	1,943,384
NCR Corp., 4.625%, 02/15/21	1,568	1,581,720
Seagate HDD Cayman, 4.750%, 01/01/25	1,900	1,865,450
Western Digital Corp., 7.375%, 04/01/23 (#)	1,700	1,833,875
		7,224,429
Textiles, Apparel & Luxury Goods | 0.5%
Hanesbrands, Inc., 4.625%, 05/15/24 (#)	1,750	1,785,000

Trading Companies & Distributors | 1.7%
Aircastle, Ltd., 5.125%, 03/15/21	1,500	1,576,875
United Rentals North America, Inc.:
4.625%, 07/15/23	1,100	1,137,257
5.750%, 11/15/24	1,650	1,736,625
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,640,000
		6,090,757
Description	Principal Amount (000)	Fair Value

Wireless Telecommunication Services | 1.6%
Inmarsat Finance PLC, 4.875%, 05/15/22 (#)	$1,750	$1,745,625
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,543,219
T-Mobile USA, Inc., 6.500%, 01/15/26	2,300	2,509,875
		5,798,719
Total Corporate Bonds (Cost $328,847,911)		335,826,358

Description	Shares	Fair Value

Short-Term Investments | 3.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $12,037,274)	12,037,274	$12,037,274

Total Investments | 98.8% (Cost $340,885,185)		$347,863,632

Cash and Other Assets in Excess of Liabilities | 1.2%		4,135,832

Net Assets | 100.0%		$351,999,464

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 8.0%

Automobiles | 8.0%
Ally Auto Receivables Trust, 1.470%, 04/15/20	$1,159	$1,156,738
GM Financial Automobile Leasing Trust, 1.610%, 12/20/19	2,225	2,217,585
GMF Floorplan Owner Revolving Trust, 1.650%, 05/15/20 (#)	2,250	2,248,028
World Omni Automobile Lease Securitization Trust, 1.450%, 08/15/19	2,475	2,463,208

Total Asset-Backed Securities (Cost $8,109,137)		8,085,559

Corporate Bonds | 44.2%

Banks | 15.3%
Bank of America Corp., 2.250%, 04/21/20	4,016	4,018,563
Citigroup, Inc.:
2.050%, 06/07/19	2,168	2,161,516
2.400%, 02/18/20	1,925	1,924,607
JPMorgan Chase & Co.:
6.300%, 04/23/19	3,025	3,184,452
4.400%, 07/22/20	575	604,018
Wells Fargo & Co., 2.600%, 07/22/20	3,425	3,445,861
		15,339,017
Biotechnology | 4.6%
AbbVie, Inc., 1.800%, 05/14/18	2,375	2,373,832
Amgen, Inc., 5.700%, 02/01/19	2,203	2,286,459
		4,660,291
Capital Markets | 7.8%
Morgan Stanley, 5.500%, 01/26/20	3,700	3,920,713
The Goldman Sachs Group, Inc., 7.500%, 02/15/19	3,675	3,883,600
		7,804,313
Description	Principal Amount (000)	Fair Value

Consumer Finance | 2.8%
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	$2,825	$2,853,749

Electronic Equipment, Instruments & Components | 1.8%
Amphenol Corp., 2.550%, 01/30/19	1,825	1,831,097

Food & Staples Retailing | 4.5%
CVS Health Corp., 1.900%, 07/20/18	2,175	2,174,336
The Kroger Co., 2.300%, 01/15/19	2,395	2,396,838
		4,571,174
Internet Software & Services | 0.6%
eBay, Inc., 3.250%, 10/15/20	574	584,791

IT Services | 1.4%
Fiserv, Inc., 2.700%, 06/01/20	1,375	1,383,506

Life Sciences Tools & Services | 0.6%
Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	575	576,362

Media | 2.2%
21st Century Fox America, Inc., 6.900%, 03/01/19	2,097	2,206,998

Oil, Gas & Consumable Fuels | 2.6%
Enterprise Products Operating LLC, 2.550%, 10/15/19	375	376,141
Valero Energy Corp., 6.125%, 02/01/20	2,050	2,207,735
		2,583,876
Total Corporate Bonds (Cost $44,546,804)		44,395,174

Municipal Bonds | 0.9%

Kentucky | 0.9%
Kentucky State Asset Liability Commission General Funding Revenue, 3.165%, 04/01/18 (Cost $883,123)	881	883,901

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

US Government Securities | 17.5%

Mortgage-Backed Securities | 17.5%
Federal Home Loan Mortgage Corp.:
Pool# 1B4676, 3.660%, 05/01/40 (§)	$532	$559,061
Pool# 1B8709, 3.273%, 08/01/34 (§)	1,135	1,184,367
Pool# 1H2577, 3.203%, 09/01/35 (§)	647	683,251
Pool# 848138, 3.291%, 07/01/38 (§)	708	748,466
Pool# 848514, 3.398%, 03/01/32 (§)	1,507	1,589,642
Pool# 848517, 3.352%, 12/01/34 (§)	931	979,866
Pool# 849414, 3.293%, 07/01/35 (§)	1,188	1,251,669
Pool# G13867, 5.000%, 06/01/25	276	287,983

Federal National Mortgage Association:
Pool# 725296, 3.257%, 03/01/34 (§)	596	625,887
Pool# 963058, 3.653%, 05/01/38 (§)	472	497,461
Pool# 995609, 3.571%, 04/01/35 (§)	646	683,028
Pool# AD0701, 3.331%, 02/01/37 (§)	743	779,379
Pool# AE0149, 3.129%, 12/01/36 (§)	651	687,253
Pool# AE0315, 4.500%, 02/01/21	25	25,868
Pool# AE0887, 3.501%, 09/01/40 (§)	266	277,460
Pool# AL0345, 3.561%, 11/01/35 (§)	526	555,623
Pool# AL3232, 3.472%, 02/01/40 (§)	324	338,399
Pool# AL3260, 3.484%, 07/01/38 (§)	327	343,445
Pool# AL3739, 3.158%, 07/01/38 (§)	206	216,746
Pool# AL3746, 3.182%, 01/01/37 (§)	749	790,067
Pool# AL3941, 6.000%, 03/01/24	236	246,845
Pool# AL4118, 3.416%, 05/01/35 (§)	465	488,098
Pool# AL4545, 3.215%, 05/01/39 (§)	552	582,545
Pool# AL4660, 3.454%, 11/01/41 (§)	623	650,514
Pool# AL5574, 3.157%, 12/01/40 (§)	1,070	1,128,737
Pool# AL5642, 3.203%, 05/01/39 (§)	1,298	1,370,806

Total US Government Securities (Cost $17,610,887)		17,572,466

US Treasury Securities | 27.6%
US Treasury Notes:
1.625%, 12/31/19	1,260	1,253,243
1.625%, 07/31/20	26,630	26,422,253

Total US Treasury Securities (Cost $27,929,564)		27,675,496
Description	Shares	Fair Value

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $800,834)	800,834	$800,834

Total Investments | 99.0% (Cost $99,880,349)		$99,413,430

Cash and Other Assets in Excess of Liabilities | 1.0%		1,001,980

Net Assets | 100.0%		$100,415,410

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 34.2%

Australia | 1.6%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	50	$40,586
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	45	35,987
			76,573
Belgium | 1.5%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	70	70,345

Canada | 2.7%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	70	58,853
The Toronto-Dominion Bank, 2.250%, 11/05/19	USD	70	70,034
			128,887
France | 0.9%
Orange SA, 5.375%, 07/08/19	USD	40	41,808

Germany | 2.6%
BMW Finance NV, 3.375%, 12/14/18	GBP	50	69,166
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20	USD	50	51,500
			120,666
Netherlands | 1.6%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	100	74,658

United States | 23.3%
Alphabet, Inc., 3.625%, 05/19/21	USD	30	31,402
Amazon.com, Inc., 3.800%, 12/05/24	USD	60	63,356
Apple, Inc., 3.850%, 05/04/43	USD	95	98,612
Citigroup, Inc., 3.250% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	95	75,593
Description	Security Currency	Principal Amount (000)	Fair Value

Constellation Brands, Inc., 4.250%, 05/01/23	USD	35	$37,020
HCA, Inc., 6.500%, 02/15/20	USD	30	31,800
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	45	35,564
John Deere Capital Corp., 2.300%, 09/16/19	USD	50	50,027
Johnson & Johnson, 3.625%, 03/03/37	USD	30	31,670
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	55	58,846
Microsoft Corp., 4.450%, 11/03/45	USD	90	105,391
Morgan Stanley, 3.625%, 01/20/27	USD	50	51,158
Nestle Holdings, Inc., 2.750%, 04/15/20	NOK	340	43,045
NIKE, Inc., 2.375%, 11/01/26	USD	50	47,622
Sealed Air Corp., 4.875%, 12/01/22	USD	20	21,125
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	110	81,419
3.625%, 01/22/23	USD	35	36,151
The Home Depot, Inc., 2.625%, 06/01/22	USD	55	55,300
Union Pacific Corp., 4.163%, 07/15/22	USD	50	53,590
United Rentals North America, Inc., 4.625%, 07/15/23	USD	60	62,032
Wells Fargo & Co., 3.010% (BBSW 3 Month + 1.320%), 07/27/21 (§)	AUD	45	35,652
			1,106,375
Total Corporate Bonds (Cost $1,610,784)			1,619,312

Foreign Government Obligations | 45.0%

Australia | 3.0%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	55	47,368
3.000%, 03/22/24	AUD	60	47,594
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	52	47,678
			142,640

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Bahamas | 2.1%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	90	$98,085

Bermuda | 2.3%
Government of Bermuda, 5.603%, 07/20/20	USD	100	107,375

Canada | 6.6%
City of Vancouver, 2.900%, 11/20/25	CAD	50	40,476
Province of British Columbia, 4.700%, 06/18/37	CAD	25	25,413
Province of Ontario:
2.450%, 06/29/22	USD	75	74,740
1.950%, 01/27/23	CAD	70	54,833
Province of Quebec:
3.500%, 07/29/20	USD	85	87,621
1.650%, 03/03/22	CAD	40	31,215
			314,298
Chile | 1.4%
Republic of Chile, 5.500%, 08/05/20	CLP	37,500	63,771

Czech Republic | 3.0%
Czech Republic:
1.100% (PRIBOR 1 Year + 0.650%), 04/18/23 (§)	CZK	1,400	70,601
2.500%, 08/25/28	CZK	1,450	73,132
			143,733
France | 2.1%
Government of France, 1.750%, 06/25/39	EUR	80	101,131

Hungary | 2.0%
Hungary Government Bonds, 5.500%, 06/24/25	HUF	19,750	96,040

Italy | 0.9%
Italy Buoni Poliennali Del Tesoro, 2.250%, 09/01/36	EUR	40	44,347
Description	Security Currency	Principal Amount (000)	Fair Value

Mexico | 3.2%
Mexican Bonos, 6.500%, 06/09/22	MXN	1,850	$90,087
United Mexican States, 6.750%, 02/06/24	GBP	38	63,427
			153,514
New Zealand | 1.9%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	50	39,187
4.500%, 04/15/27	NZD	65	49,069
			88,256
Norway | 2.7%
Oslo Kommune, 3.550%, 02/12/21	NOK	1,000	129,627

Philippines | 1.6%
Philippine Government Bonds, 4.250%, 04/11/20	PHP	3,650	73,117

Poland | 3.2%
Poland Government Bonds: 1.810% (WIBOR 6 Month), 01/25/21 (§)	PLN	340	97,754
2.500%, 07/25/26	PLN	200	54,385
			152,139
Romania | 2.7%
Romanian Government Bonds:
3.625%, 04/24/24	EUR	39	54,164
4.750%, 02/24/25	RON	285	75,762
			129,926
Singapore | 3.9%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	230	183,405

Spain | 1.3%
Spain Government Bonds, 1.600%, 04/30/25	EUR	50	62,728

United Kingdom | 1.1%
United Kingdom Gilt, 1.500%, 07/22/47	GBP	40	50,821

Total Foreign Government Obligations (Cost $2,119,234)			2,134,953

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Quasi Government Bonds | 0.2%

Canada | 0.2%
Export Development Canada, 1.800%, 09/01/22 (Cost $11,963)	CAD	15	$11,788

Supranationals | 7.1%
Asian Development Bank, 2.125%, 03/19/25	USD	75	73,133
European Bank for Reconstruction & Development, 10.000%, 11/16/18	IDR	300,000	22,845
European Investment Bank:
7.200%, 07/09/19	IDR	170,000	12,742
1.125%, 09/16/21 (#)	CAD	75	57,656
International Bank for Reconstruction & Development:
5.750%, 10/28/19	INR	1,500	23,466
3.500%, 01/22/21	NZD	25	18,158
International Finance Corp.:
6.450%, 10/30/18	INR	4,160	65,498
3.625%, 05/20/20	NZD	75	54,549
5.850%, 11/25/22	INR	300	4,644
6.300%, 11/25/24	INR	140	2,198

Total Supranationals (Cost $335,865)			334,889

US Municipal Bonds | 2.9%

Alaska | 1.8%
Alaska State Qualified School Construction Bonds, 5.342%, 08/01/27	USD	75	87,516

California | 1.1%
California State Build America Bonds, 7.500%, 04/01/34	USD	35	51,829

Total US Municipal Bonds (Cost $141,901)			139,345
Description	Security Currency	Principal Amount (000)	Fair Value

US Treasury Securities | 9.1%
US Treasury Notes:
1.625%, 08/15/22	USD	70	$68,357
1.750%, 05/15/23	USD	75	73,139
1.625%, 05/15/26	USD	170	160,073
3.125%, 11/15/41	USD	50	53,697
2.500%, 05/15/46	USD	80	76,014

Total US Treasury Securities (Cost $428,110)			431,280

Description		Shares	Fair Value

Short-Term Investments | 1.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $59,777)		59,777	$59,777

Total Investments | 99.8% (Cost $4,707,634) (¤)			$4,731,344

Cash and Other Assets in Excess of Liabilities | 0.2%			7,647

Net Assets | 100.0%			$4,738,991

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	9,499	USD	7,327	CIT	02/22/18	$84	$—
AUD	16,574	USD	12,716	CIT	02/22/18	216	—
AUD	26,095	USD	20,000	HSB	02/22/18	360	—
CAD	63,466	USD	50,000	CIT	02/22/18	526	—
CHF	30,913	USD	31,329	HSB	02/22/18	503	—
CZK	133,183	USD	6,072	JPM	01/17/18	188	—
EUR	19,810	USD	23,396	CIT	01/11/18	384	—
EUR	796,522	USD	940,861	HSB	01/11/18	15,298	—
GBP	56,417	USD	74,978	CIT	02/22/18	1,315	—
HUF	9,884,094	USD	37,615	JPM	02/22/18	645	—
INR	1,156,950	USD	18,000	CIT	02/02/18	67	—
JPY	5,011,740	USD	45,000	CIT	01/11/18	—	507
JPY	45,726,254	USD	408,900	CIT	01/11/18	—	2,952
JPY	54,168,423	USD	484,344	HSB	01/11/18	—	3,448
KRW	75,433,200	USD	69,389	HSB	03/09/18	1,150	—
NZD	68,066	USD	46,289	HSB	02/22/18	1,919	—
PLN	35,291	USD	9,938	HSB	02/22/18	200	—
SEK	235,453	USD	28,001	CIT	02/22/18	787	—
SEK	243,378	USD	28,938	HSB	02/22/18	819	—
USD	135,835	AUD	179,023	CIT	02/22/18	—	3,840
USD	141,163	AUD	186,043	HSB	02/22/18	—	3,990
USD	182,060	CAD	231,671	CIT	02/22/18	—	2,377
USD	25,387	CAD	32,593	HSB	02/22/18	—	561
USD	31,117	CAD	39,598	HSB	02/22/18	—	407
USD	61,080	CLP	38,743,280	CIT	05/08/18	—	1,790
USD	70,410	CZK	1,523,181	CIT	01/17/18	—	1,178
USD	19,570	CZK	428,852	HSB	01/17/18	—	586
USD	58,865	CZK	1,291,220	JPM	01/17/18	—	1,822
USD	7,000	EUR	5,819	CIT	01/11/18	15	—
USD	14,000	GBP	10,338	CIT	02/22/18	19	—
USD	121,334	HUF	32,147,693	JPM	02/22/18	—	3,107
USD	13,867	IDR	189,560,800	HSB	02/13/18	—	53
USD	88,809	INR	5,764,118	CIT	02/02/18	—	1,203
USD	26,000	JPY	2,927,202	CIT	01/11/18	13	—
USD	57,199	MXN	1,108,543	HSB	02/22/18	1,327	—
USD	21,054	MXN	408,092	JPM	02/22/18	486	—
USD	168,761	NOK	1,394,054	HSB	02/22/18	—	1,263
USD	305,448	NZD	449,149	HSB	02/22/18	—	12,662
USD	70,546	PHP	3,657,195	HSB	01/16/18	—	2,674
USD	145,617	PLN	524,278	HSB	02/22/18	—	5,005
USD	75,632	RON	294,700	HSB	01/26/18	—	134
USD	174,760	SGD	236,897	JPM	02/22/18	—	2,497
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$26,321	$52,056

The accompanying notes are an integral part of these financial statements.

24  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2017

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2017, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

US Corporate Income	43.7%
US Short Duration Fixed Income	2.2
Global Fixed Income	1.2

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2017.
(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
BBSW	—	Bank Bill Swap Rate
PRIBOR	—	Prague Interbank Offered Rate
WIBOR	—	Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CLP	—	Chilean Peso	NZD	—	New Zealand Dollar
CZK	—	Czech Koruna	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	RON	—	New Romanian Leu
HUF	—	Hungarian Forint	SEK	—	Swedish Krona
IDR	—	Indonesian Rupiah	SGD	—	Singapore Dollar
INR	—	Indian Rupee	USD	—	United States Dollar
JPY	—	Japanese Yen

Counterparty Abbreviations:
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry†	Lazard Global Fixed Income Portfolio

Automobiles	2.2%
Banks	6.7
Beverages	2.3
Capital Markets	3.6
Containers & Packaging	0.4
Diversified Telecommunication Services	1.7
Food Products	0.9
Government Development Banks	0.2
Health Care Providers & Services	1.8
Internet & Catalog Retail	1.3
Internet Software & Services	0.7
Machinery	1.8
Media	1.2
Pharmaceuticals	0.7
Road & Rail	1.1
Software	2.2
Specialty Retail	1.2
Technology Hardware, Storage & Peripherals	2.1
Textiles, Apparel & Luxury Goods	1.0
Trading Companies & Distributors	1.3
Subtotal	34.4
Foreign Government Obligations	45.0
Supranationals	7.1
US Municipal Bonds	2.9
US Treasury Securities	9.1
Short-Term Investments	1.3
Total Investments	99.8%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

26  Annual Report

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Annual Report  27

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2017	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

ASSETS
Investments in securities, at fair value	$347,863,632	$99,413,430	$4,731,344
Foreign currency, at fair value	—	—	10
Receivables for:
Dividends and interest	4,563,212	983,011	50,909
Capital stock sold	148,163	157,257	—
Amount due from Investment Manager (Note 3)	—	—	32,091
Gross unrealized appreciation on forward currency contracts	—	—	26,321
Prepaid expenses	—	5,219	5,344
Total assets	352,575,007	100,558,917	4,846,019

LIABILITIES
Payables for:
Management fees	151,334	52,527	—
Accrued custodian fees	70,849	29,449	27,840
Accrued professional services	24,853	22,202	24,119
Accrued distribution fees	1,265	—	—
Capital stock redeemed	183,889	16,888	64
Dividends	110,531	15,899	—
Gross unrealized depreciation on forward currency contracts	—	—	52,056
Other accrued expenses and payables	32,822	6,542	2,949
Total liabilities	575,543	143,507	107,028
Net assets	$351,999,464	$100,415,410	$4,738,991

NET ASSETS
Paid in capital	$351,918,543	$101,628,433	$4,826,247
Undistributed (Distributions in excess of) net investment income (loss)	10,137	(84,231)	(67,058)
Accumulated net realized gain (loss)	(6,907,663)	(661,873)	(18,767)
Net unrealized appreciation (depreciation) on:
Investments	6,978,447	(466,919)	23,710
Foreign currency translations and forward currency contracts	—	—	(25,141)
Net assets	$351,999,464	$100,415,410	$4,738,991

Institutional Shares
Net assets	$344,508,084	$100,390,332	$4,705,422
Shares of capital stock outstanding*	70,514,409	10,259,235	520,489
Net asset value, offering and redemption price per share	$4.89	$9.79	$9.04

Open Shares
Net assets	$5,708,046	$25,078	$33,569
Shares of capital stock outstanding*	1,162,735	2,561	3,712
Net asset value, offering and redemption price per share	$4.91	$9.79	$9.04

R6 Shares
Net assets	$1,783,334	—	—
Shares of capital stock outstanding*	364,469	—	—
Net asset value, offering and redemption price per share	$4.89	—	—

Cost of investments in securities	$340,885,185	$99,880,349	$4,707,634
Cost of foreign currency	$—	$—	$10

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

28  Annual Report

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2017	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

Investment Income (Loss)

Income
Interest*	$17,070,419	$2,054,096	$138,035

Expenses
Management fees (Note 3)	1,832,839	280,512	23,358
Custodian fees	108,901	47,032	48,972
Administration fees	64,474	30,616	15,347
Professional services	50,614	42,133	46,414
Shareholders’ services	47,570	26,455	26,078
Shareholders’ reports	43,547	8,114	7,764
Registration fees	38,679	37,740	36,777
Shareholders’ meeting	18,669	2,931	2,015
Distribution fees (Open Shares)	16,498	98	84
Directors’ fees and expenses	15,847	8,699	5,158
Amortization of offering costs (Note 2(f))	5,021	—	—
Other^	24,694	13,995	5,899
Total gross expenses	2,267,353	498,325	217,866
Management fees waived and expenses reimbursed	(409,341)	(48,950)	(179,364)
Administration and shareholders’ services fees waived	(4,079)	—	(4,688)
Total net expenses	1,853,933	449,375	33,814
Net investment income (loss)	15,216,486	1,604,721	104,221

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(484,262)	(800,974)	(117,271)
Foreign currency transactions	—	—	3,934
Forward currency contracts	—	—	(26,180)
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(484,262)	(800,974)	(139,517)
Net change in unrealized appreciation (depreciation) on:
Investments	1,388,881	(30,628)	365,209
Foreign currency translations	—	—	2,088
Forward currency contracts	—	—	16,784
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	1,388,881	(30,628)	384,081
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	904,619	(831,602)	244,564
Net increase (decrease) in net assets resulting from operations	$16,121,105	$773,119	$348,785
* Net of foreign withholding taxes of	$—	$—	$739
^ Includes interest on line of credit of	$—	$—	$41

The accompanying notes are an integral part of these financial statements.

Annual Report  29

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Corporate Income Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,216,486	$12,768,816
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(484,262)	(3,913,794)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	1,388,881	15,763,093
Net increase (decrease) in net assets resulting from operations	16,121,105	24,618,115
Distributions to shareholders
From net investment income
Institutional Shares	(14,816,506)	(12,499,252)
Open Shares	(281,890)	(258,296)
R6 Shares	(79,722)	(11,198)
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(15,178,118)	(12,768,746)
Capital stock transactions
Net proceeds from sales
Institutional Shares	69,937,224	95,408,716
Open Shares	1,908,682	9,863,972
R6 Shares	—	1,681,000
Net proceeds from reinvestment of distributions
Institutional Shares	13,419,461	11,795,283
Open Shares	146,462	201,575
R6 Shares	79,723	11,198
Cost of shares redeemed
Institutional Shares	(42,747,420)	(59,510,739)
Open Shares	(3,999,689)	(4,667,884)
Net increase (decrease) in net assets from capital stock transactions	38,744,443	54,783,121
Redemption fees (Note 2(h))
Institutional Shares	—	19
Open Shares	—	3
Net increase in net assets from redemption fees	—	22
Total increase (decrease) in net assets	39,687,430	66,632,512
Net assets at beginning of period	312,312,034	245,679,522
Net assets at end of period*	$351,999,464	$312,312,034
* Includes undistributed (distributions in excess of) net investment income (loss) of	$10,137	$(28,231)
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	62,254,314	52,508,225
Shares sold	14,251,620	19,776,933
Shares issued to shareholders from reinvestment of distributions	2,733,088	2,460,421
Shares redeemed	(8,724,613)	(12,491,265)
Net increase (decrease)	8,260,095	9,746,089
Shares outstanding at end of period	70,514,409	62,254,314
Open Shares
Shares outstanding at beginning of period	1,557,470	421,909
Shares sold	387,438	2,063,436
Shares issued to shareholders from reinvestment of distributions	29,704	41,726
Shares redeemed	(811,877)	(969,601)
Net increase (decrease)	(394,735)	1,135,561
Shares outstanding at end of period	1,162,735	1,557,470
R6 Shares†
Shares outstanding at beginning of period	348,256	—
Shares sold	—	345,949
Shares issued to shareholders from reinvestment of distributions	16,213	2,307
Net increase (decrease)	16,213	348,256
Shares outstanding at end of period	364,469	348,256

†	The inception date for the R6 Shares was November 3, 2016.

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Lazard US Short Duration Fixed Income Portfolio		Lazard Global Fixed Income Portfolio
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$1,604,721	$1,312,853	$104,221	$115,507
(800,974)	(414,373)	(139,517)	(50,882)
(30,628)	80,159	384,081	(24,077)
773,119	978,639	348,785	40,548

(1,300,615)	(914,257)	—	(66,063)
(360)	(291)	—	(609)
—	—	—	—

(303,662)	(398,178)	(103,547)	(48,389)
(84)	(127)	(657)	(446)
(1,604,721)	(1,312,853)	(104,204)	(115,507)

38,713,952	26,780,847	1,192,523	882,388
48,365	31,810	838	2,014
—	—	—	—

1,472,734	1,216,009	103,537	114,473
441	418	656	1,055
—	—	—	—

(42,139,581)	(27,638,140)	(1,099,616)	(2,451,240)
(66,952)	(15,123)	(3,659)	(24,760)
(1,971,041)	375,821	194,279	(1,476,070)

—	—	—	—
—	—	—	—
—	—	—	—
(2,802,643)	41,607	438,860	(1,551,029)
103,218,053	103,176,446	4,300,131	5,851,160
$100,415,410	$103,218,053	$4,738,991	$4,300,131
$(84,231)	$(79,634)	$(67,058)	$(95,855)

10,468,785	10,433,735	497,927	663,320
3,930,176	2,706,917	136,255	96,230
149,733	122,938	11,602	12,685
(4,289,459)	(2,794,805)	(125,295)	(274,308)
(209,550)	35,050	22,562	(165,393)
10,259,235	10,468,785	520,489	497,927

4,412	2,688	3,958	6,452
4,916	3,210	96	221
45	42	74	117
(6,812)	(1,528)	(416)	(2,832)
(1,851)	1,724	(246)	(2,494)
2,561	4,412	3,712	3,958

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report  31

The Lazard Funds, Inc. Financial Highlights

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$4.87	$4.64	$4.91	$5.01	$5.01
Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.23	0.24	0.26	0.30
Net realized and unrealized gain (loss)	0.02	0.23	(0.27)	(0.09)	— (b)

Total from investment operations	0.24	0.46	(0.03)	0.17	0.30
Less distributions from:
Net investment income	(0.22)	(0.23)	(0.24)	(0.27)	(0.30)
Return of capital	—	—	— (b)	—	—

Total distributions	(0.22)	(0.23)	(0.24)	(0.27)	(0.30)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$4.89	$4.87	$4.64	$4.91	$5.01

Total Return (c)	5.09%	10.09%	–0.71%	3.31%	6.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$344,508	$302,997	$243,712	$185,959	$175,154
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.67%	0.69%	0.69%	0.71%	0.73%
Net investment income (loss)	4.57%	4.78%	4.94%	5.28%	6.00%
Portfolio turnover rate	21%	14%	17%	28%	22%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$4.89	$4.66	$4.93	$5.03	$5.04
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.21	0.23	0.25	0.29
Net realized and unrealized gain (loss)	0.02	0.24	(0.27)	(0.10)	(0.01)

Total from investment operations	0.23	0.45	(0.04)	0.15	0.28
Less distributions from:
Net investment income	(0.21)	(0.22)	(0.23)	(0.25)	(0.29)
Return of capital	—	—	— (b)	—	—

Total distributions	(0.21)	(0.22)	(0.23)	(0.25)	(0.29)

Redemption fees	—	— (b)	— (b)	—	—

Net asset value, end of period	$4.91	$4.89	$4.66	$4.93	$5.03

Total Return (c)	4.77%	9.74%	–0.98%	3.01%	5.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,708	$7,618	$1,968	$1,811	$2,620
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.13%	1.18%	1.69%	1.55%	1.41%
Net investment income (loss)	4.28%	4.44%	4.65%	5.00%	5.69%
Portfolio turnover rate	21%	14%	17%	28%	22%

The accompanying notes are an integral part of these financial statements.

32  Annual Report

	Year	For the Period
Selected data for a share of capital	Ended	11/3/16* to
stock outstanding throughout each period	12/31/17	12/31/16

R6 Shares
Net asset value, beginning of period	$4.87	$4.84
Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.04
Net realized and unrealized gain (loss)	0.02	0.03

Total from investment operations	0.24	0.07
Less distributions from:
Net investment income	(0.22)	(0.04)

Total distributions	(0.22)	(0.04)

Net asset value, end of period	$4.89	$4.87
Total Return (c)	5.09%	1.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,783	$1,697
Ratios to average net assets (d):
Net expenses	0.55%	0.55%
Gross expenses	1.69%	1.73%
Net investment income (loss)	4.58%	4.71%
Portfolio turnover rate	21%	14%

*	The inception date for the R6 Shares was November 3, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  33

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.86	$9.89	$9.99	$10.03	$10.31
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.13	0.10	0.09	0.11
Net realized and unrealized gain (loss)	(0.07)	(0.03)	(0.09)	(0.04)	(0.25)

Total from investment operations	0.07	0.10	0.01	0.05	(0.14)
Less distributions from:
Net investment income	(0.11)	(0.09)	(0.06)	(0.05)	(0.11)
Net realized gains	—	—	—	—	(0.03)
Return of capital	(0.03)	(0.04)	(0.05)	(0.04)	—

Total distributions	(0.14)	(0.13)	(0.11)	(0.09)	(0.14)

Redemption fees	—	—	— (b)	—	— (b)

Net asset value, end of period	$9.79	$9.86	$9.89	$9.99	$10.03

Total Return (c)	0.72%	1.00%	0.05%	0.49%	–1.39%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100,390	$103,175	$103,150	$114,705	$68,086
Ratios to average net assets:
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.43%	0.50%	0.48%	0.52%	0.90%
Net investment income (loss)	1.43%	1.30%	1.05%	0.87%	1.06%
Portfolio turnover rate	108%	157%	57%	46%	161%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$9.87	$9.90	$10.01	$10.03	$10.31
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.10	0.17	0.06	0.06
Net realized and unrealized gain (loss)	(0.08)	(0.03)	(0.09)	(0.02)	(0.23)

Total from investment operations	0.03	0.07	0.08	0.04	(0.17)
Less distributions from:
Net investment income	(0.09)	(0.07)	(0.14)	(0.02)	(0.08)
Net realized gains	—	—	—	—	(0.03)
Return of capital	(0.02)	(0.03)	(0.05)	(0.04)	—

Total distributions	(0.11)	(0.10)	(0.19)	(0.06)	(0.11)

Redemption fees	—	—	— (b)	—	—

Net asset value, end of period	$9.79	$9.87	$9.90	$10.01	$10.03

Total Return (c)	0.32%	0.70%	0.77%	0.38%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25	$44	$27	$36	$328
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	33.88%	31.22%	42.51%	17.62%	8.10%
Net investment income (loss)	1.13%	1.00%	1.68%	0.60%	0.65%
Portfolio turnover rate	108%	157%	57%	46%	161%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

34  Annual Report

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$8.57	$8.74	$9.30	$9.51	$10.16
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.20	0.19	0.22	0.23
Net realized and unrealized gain (loss)	0.47	(0.17)	(0.56)	(0.21)	(0.65)

Total from investment operations	0.67	0.03	(0.37)	0.01	(0.42)
Less distributions from:
Net investment income	—	(0.12)	—	(0.17)	—
Net realized gains	—	—	—	—	(0.01)
Return of capital	(0.20)	(0.08)	(0.19)	(0.05)	(0.22)

Total distributions	(0.20)	(0.20)	(0.19)	(0.22)	(0.23)

Redemption fees	—	—	— (b)	—	— (b)

Net asset value, end of period	$9.04	$8.57	$8.74	$9.30	$9.51

Total Return (c)	7.87%	0.22%	–4.03%	0.08%	–4.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,705	$4,266	$5,795	$6,497	$5,522
Ratios to average net assets:
Net expenses	0.72%	0.75%	0.76%	0.80%	0.80%
Gross expenses	4.39%	4.70%	4.26%	4.12%	4.94%
Net investment income (loss)	2.23%	2.18%	2.08%	2.28%	2.38%
Portfolio turnover rate	42%	47%	60%	78%	66%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$8.57	$8.74	$9.30	$9.51	$10.16
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.17	0.16	0.19	0.20
Net realized and unrealized gain (loss)	0.47	(0.17)	(0.56)	(0.21)	(0.65)

Total from investment operations	0.64	— (b)	(0.40)	(0.02)	(0.45)
Less distributions from:
Net investment income	—	(0.10)	—	(0.14)	—
Net realized gains	—	—	—	—	(0.01)

Return of capital	(0.17)	(0.07)	(0.16)	(0.05)	(0.19)

Total distributions	(0.17)	(0.17)	(0.16)	(0.19)	(0.20)

Redemption fees	—	—	—	— (b)	—

Net asset value, end of period	$9.04	$8.57	$8.74	$9.30	$9.51

Total Return (c)	7.55%	–0.07%	–4.31%	–0.22%	–4.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34	$34	$56	$56	$56
Ratios to average net assets:
Net expenses	1.02%	1.05%	1.06%	1.10%	1.10%
Gross expenses	42.88%	27.52%	27.72%	20.84%	28.86%
Net investment income (loss)	1.95%	1.88%	1.80%	2.01%	2.09%
Portfolio turnover rate	42%	47%	60%	78%	66%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  35

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2017

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”).This report includes only the financial statements of US Corporate Income, US Short Duration Fixed Income and Global Fixed Income Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trad-

ing on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

36  Annual Report

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2017, the Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

US Corporate Income	$(3,135,347)	$(3,772,316)
US Short Duration Fixed Income	(390,868)	(245,264)
Global Fixed Income	(13,754)	(3,175)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017,

Annual Report  37

the following Portfolio elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

US Short Duration Fixed Income	$ —	$(40,481)

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Corporate Income	$340,885,185	$8,793,382	$1,814,935	$6,978,447
US Short Duration Fixed Income	99,906,090	77,049	569,709	(492,660)
Global Fixed Income	4,714,081	33,690	94,922	(61,232)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales and paydown gain/loss. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Corporate Income	$(3,275,917)	$—	$3,275,917
US Short Duration Fixed Income	(303,748)	(4,597)	308,345
Global Fixed Income	(161,880)	28,780	133,100

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2017	2016	2017	2016

US Corporate Income	$15,178,118	$12,768,746	$—	$—
US Short Duration Fixed Income*	1,300,975	914,548	—	—
Global Fixed Income†	—	66,672	—	—

*	US Short Duration Fixed Income Portfolio had return of capital distributions of $303,746 and $398,305 in 2017 and 2016, respectively.
†	Global Fixed Income Portfolio had return of capital distributions of $104,204 and $48,835 in 2017 and 2016, respectively .

At December 31, 2017, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

US Corporate Income	$120,668	$(6,907,663)	$6,867,916
US Short Duration Fixed Income	(40,481)	(636,132)	(536,410)
Global Fixed Income	—	(16,929)	(70,327)

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

38  Annual Report

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios, other than the US Short Duration Fixed Income Portfolio, imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Corporate Income	0.55%
US Short Duration Fixed Income	0.25
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2018 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares

US Corporate Income	0.55%	0.85%	0.55%
US Short Duration Fixed Income	0.40	0.70	N/A
Global Fixed Income (a)	0.70	1.00	N/A

(a)	From January 1, 2017 through June 6, 2017, percentages were 0.75% and 1.05%, respectively.

Annual Report  39

In addition to the expense limitation agreements, until May 1, 2018, to the extent the “Total Annual Portfolio Operating Expenses” (as defined in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodian fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Corporate Income	$375,231	$—	$18,328	$—
US Short Duration Fixed Income	35,949	—	98	12,903
Global Fixed Income	23,189	142,090	169	13,916

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Corporate Income	$9,607	$6,175

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services. For the year ended December 31, 2017, State Street waived $4,688 of its fund administration fee for the Global Fixed Income Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year ended December 31, 2017, BFDS waived $4,079 of its fee for the US Corporate Income Portfolio.

On January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. Effective January 1, 2018, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director, and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive

40  Annual Report

benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

Portfolio	Purchases	Sales

US Corporate Income	$102,529,366	$65,920,313
US Short Duration Fixed Income	36,166,980	35,737,671
Global Fixed Income	1,812,349	1,792,683

	US Government and Treasury Securities
Portfolio	Purchases	Sales

US Short Duration Fixed Income	$87,183,123	$80,285,577
Global Fixed Income	334,481	130,449

For the year ended December 31, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2017, the following Portfolio had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Global Fixed Income	$65,550	$190,000	1.87%	10

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Annual Report  41

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

42  Annual Report

(e) Mortgage-Related and Asset-Backed Securities Risk—Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the

Annual Report 43

assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

US Corporate Income Portfolio
Corporate Bonds*	$—	$335,826,358	$—	$335,826,358
Short-Term Investments	12,037,274	—	—	12,037,274
Total	$12,037,274	$335,826,358	$—	$347,863,632

US Short Duration Fixed Income Portfolio
Asset-Backed Securities*	$—	$8,085,559	$—	$8,085,559
Corporate Bonds*	—	44,395,174	—	44,395,174
Municipal Bonds	—	883,901	—	883,901
US Government Securities	—	17,572,466	—	17,572,466
US Treasury Securities	—	27,675,496	—	27,675,496
Short-Term Investments	800,834	—	—	800,834
Total	$800,834	$98,612,596	$—	$99,413,430

Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$1,619,312	$—	$1,619,312
Foreign Government Obligations*	—	2,134,953	—	2,134,953
Quasi Government Bonds*	—	11,788	—	11,788
Supranationals	—	334,889	—	334,889
US Municipal Bonds	—	139,345	—	139,345
US Treasury Securities	—	431,280	—	431,280
Short-Term Investments	59,777	—	—	59,777
Other Financial Instruments†
Forward Currency Contracts	—	26,321	—	26,321
Total	$59,777	$4,697,888	$—	$4,757,665

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(52,056)	$—	$(52,056)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

44  Annual Report

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Fixed Income Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$4,800,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$26,321

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$52,056

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$(26,180)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$16,784

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2017.

As of December 31, 2017, the Global Fixed Income Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Annual Report  45

The required information for the affected Portfolio is presented in the below table, as of December 31, 2017:

Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$26,321	$ —	$26,321

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$3,426	$(3,426)	$—	$—
HSBC Bank USA NA	21,576	(21,576)	—	—
JPMorgan Chase Bank NA	1,319	(1,319)	—	—
Total	$26,321	$(26,321)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$52,056	$ —	$52,056

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$13,847	$(3,426)	$—	$10,421
HSBC Bank USA NA	30,783	(21,576)	—	9,207
JPMorgan Chase Bank NA	7,426	(1,319)	—	6,107
Total	$52,056	$(26,321)	$—	$25,735

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed within the Notes to Financial Statements and the following, there were no subsequent events that required adjustment or disclosure.

Subsequent to December 31, 2017, the US Corporate Income Portfolio received settlement proceeds in the amount of $8,185 from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received.

46  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio and Lazard Global Fixed Income Portfolio (collectively the “Portfolios”), three of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes to the financial statements. The financial highlights for the year ended December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios, as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 2018

We have served as the auditor of one or more Lazard Fund Complex investment companies since 2004.

Annual Report  47

The Lazard Funds, Inc. Proxy Voting Results (unaudited)

A Joint Special Meeting of Shareholders of the Fund and Lazard Retirement Series, Inc. was held on October 20, 2017, to vote on the following proposals. The proposals received the required number of votes of shareholders and were adopted.

Proposal 1:

To elect each of Franci J. Blassberg, Trevor W. Morrison and Nathan A. Paul as a Fund Director.

Director	For	Withhold Authority

Franci J. Blassberg	1,322,185,144	18,431,907
Trevor W. Morrison	1,323,575,840	17,041,212
Nathan A. Paul	1,331,727,319	8,889,732

Proposal 2A:

To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.

Portfolio	For	Against	Abstain

US Corporate Income	54,986,470	10,420	29,798
US Short Duration Fixed Income	9,365,813	—	—
Global Fixed Income	401,762	—	—

Proposal 2B:

To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts.

Portfolio	For	Against	Abstain

US Corporate Income	54,855,897	141,139	29,652
US Short Duration Fixed Income	9,365,813	—	—
Global Fixed Income	401,762	—	—

Proposal 2C:

To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin.

Portfolio	For	Against	Abstain

US Corporate Income	53,340,173	1,656,864	29,652
US Short Duration Fixed Income	9,365,813	—	—
Global Fixed Income	401,762	—	—

48  Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Nancy A. Eckl (55)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)
Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Resource Americas, Inc., a real estate asset management company, Director (2016 – present)
Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Annual Report  49

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)
Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

50  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)
Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager
Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)
Cesar A.Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Annual Report  51

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2017

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2017:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

52  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS026

Lazard Funds Annual Report

December 31, 2017

Real Assets Funds

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Real Assets and Pricing Opportunities Portfolio

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets and income
• Account transactions
• Credit history
• Transaction history
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Lazard chooses to share, and whether you can limit this sharing.
Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share
Questions?	Call 800-823-6300 or go to https://www.lazardassetmanagement.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Asset Management (Canada), Inc. and Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
• Open an account
• Seek advice about your investments
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The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
13	Information About Your Portfolio’s Expenses
15	Portfolio Holdings Presented by Sector
16	Portfolios of Investments
16	Lazard US Realty Income Portfolio
17	Lazard US Realty Equity Portfolio
18	Lazard Global Realty Equity Portfolio
20	Lazard Global Listed Infrastructure Portfolio
22	Lazard Real Assets and Pricing Opportunities Portfolio
29	Notes to Portfolios of Investments
32	Statements of Assets and Liabilities
34	Statements of Operations
36	Statements of Changes in Net Assets
38	Financial Highlights
43	Notes to Financial Statements
61	Report of Independent Registered Public Accounting Firm
63	Proxy Voting Results
64	Board of Directors and Officers Information
67	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

Record high global stock prices were supported by synchronized global economic growth in 2017. Markets also benefited from benign inflation, accommodative central bank policy, and strong corporate profits. Volatility remained at historic lows despite tension between North Korea and the United States and political uncertainty in Brazil, Spain, and the United Kingdom.

Emerging markets equity and debt advanced strongly in 2017. Emerging markets continued to benefit from low inflation, modest but steady growth, and improving profitability as global demand recovers and businesses tighten fiscal discipline. Earnings improvement in China and Korea drove returns in emerging markets. While our outlook for the asset class remains positive, our emerging markets investment teams are vigilant about potential risks. This includes an increase in developed markets inflation that could lead to central banks raising rates too quickly and, in effect, a global growth slowdown.

European equity markets performed well in 2017 as the region’s economic recovery deepened and investors grew more confident in its underlying strength. During the year, a market-friendly result to France’s presidential election helped buoy European sentiment. UK equities generated solid absolute returns amid a challenging political backdrop and Brexit negotiations. In addition, the European Central Bank announced that it would extend its monthly bond-buying program into 2018, but plans to reduce the pace of these purchases.

The US economy appears to be in better shape than is commonly appreciated. A new US tax bill represents one of the most significant changes to the US tax code in over 30 years as it changes individual, corporate, and international taxes. Our US equity team believes this could lift corporate earnings and add to momentum in US equity markets in 2018. The US yield curve continued to flatten as short-term rates moved higher, driven by the three US rate hikes during 2017 and the prospect of additional hikes in 2018.

We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are committed to delivering the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

Real Estate Securities

The MSCI All Country World Index (“ACWI”) Real Estate® Index (the “Real Estate Index”) returned 12.59% in 2017. This compares to the MSCI ACWI® Index (the “Equity Index”) return of 24.0% during the year. The MSCI ACWI Investable Market Index (“IMI”) Core Real Estate® Index also underperformed the broader stock market as the Federal Reserve prepared to progressively increase interest rates for the remainder of the year.

Emerging real estate markets (“EM”) of China and India delivered the highest total return during the year due to a recovery in domestic sentiment in those countries. A strengthening investment market and a stark improvement in their overall political sentiment contributed to their positive performance during the period.

Developed real estate markets (“DM”) in the United States and Japan delivered among the lowest total return as the Federal Reserve prepared to progressively increase interest rates through the remainder of the year. The DM regions constitute the largest weight within the Real Estate Index, and as a result drove its overall underperformance relative to the Equity Index.

In the United States, technology, industrial and residential REITs were the top performers during the year. Retail and healthcare REITs underperformed the MSCI USA IMI Core Real Estate® Index during the year. Interest rates may increase in 2018, coupled with an increase in commercial real estate supply across the apartment, healthcare, and lodging sectors. Further, negative sentiment around retailers and an increased propensity of store closures could continue to negatively impact owners of lower quality retail real estate in the country. However, improved capital markets access may facilitate accretive transaction activity among owners of higher-quality retail real estate in the country.

Global Listed Infrastructure

Despite escalating political tensions in North Korea and extreme weather/hurricane events in North America, almost all equity markets in the MSCI World® Index delivered a strong double-digit performance during the year. Synchronous global economic growth coupled with benign inflation, accommodative central bank policy, and strong corporate profits continued to propel equity indices to record highs. There were more hawkish statements from the Federal Reserve and interest rate hikes from the Bank of Canada and Bank of England. Increased demand for oil, a reduction in inventories, and the effects of multiple hurricanes also sent oil prices higher. The European economic recovery was boosted by the market-friendly outcome of the French elections, when Emmanuel Macron was elected president of France. Many euro zone markets rallied after August’s sell off, notably Germany and France. In the United States, President Trump’s tax plan passed both houses in time for Christmas. This will see the headline corporate tax rate reduced from 35% to 21%, a range of personal tax cuts and higher taxes on foreign corporate earnings. In December, the Fed hiked rates for a fifth time since December 2015. However, markets had fully priced this in, so the impact was minimal. The United Kingdom and the European Union struck a “Brexit” divorce deal after months of stalled progress. Spanish separatist parties won a majority of seats in December’s Catalonian regional elections, causing some market volatility in Spain.

Real Assets and Pricing Opportunities

Global equities generated strong gains over the year. The MSCI World Index had positive month-end returns for twelve consecutive months in 2017, in US dollar terms. This pattern reflected a very low volatility market environment. European equities outperformed despite important elections in France and Germany. The Japanese market also did well due in part to evidence of improving corporate governance. In terms of sector performance, investors continued to push up prices of information technology stocks, while defensive sectors such as utilities and consumer staples lagged. The energy sector struggled throughout the period, despite a recovery in crude oil prices in the second half of the year. In this environment, listed infrastructure stocks and global REITs posted favorable performance but lagged the broader global equity market.

The global economy ended 2017 on a strong note, fueled by supportive monetary and fiscal policies,

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solid labor markets, robust global trade and manufacturing activity, and benign inflation in many countries. Commodities, represented by the Bloomberg Commodity® Index, returned almost 2% in US dollar terms. Agricultural commodities and energy sub-indices posted negative returns, while gold and industrial metals were positive.

Lazard US Realty Income Portfolio

For the year ended December 31, 2017, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of 3.20%, while Open Shares posted a total return of 2.90%, as compared with the 9.85% blended index return for the 50% MSCI REIT Preferred® Index/50% MSCI USA IMI Core Real Estate Index (the “US Realty Income Index”).

Stock selection hurt relative performance during the year. During the period, 63% of the Portfolio was invested in common equities, and 35% of the Portfolio was invested in preferred equities. Uniti Group (UNIT), Colony NorthStar (CLNS), and Pennsylvania REIT (PEI) hurt relative performance the most during the period. UNIT and PEI were hurt by the weak performance of their underlying tenants, while CLNS reported results below market expectations.

National Storage Affiliates (NSA), Sun Communities, and Park Hotels had the most positive contribution to relative performance during the year. All three companies benefited from strong results and capital markets access during the year.

Lazard US Realty Equity Portfolio

For the year ended December 31, 2017, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 7.93%, while Open Shares posted a total return of 7.69%, as compared with the 6.78% return for the MSCI USA IMI Core Real Estate Index.

American Tower, Equity LifeStyle, and NSA contributed the most to relative performance during the year. All three companies benefited from strong results and capital markets access during the year. UNIT, Simon Property (SPG), and HCP hurt relative performance the most during the period. UNIT and HCP were hurt by the weak performance of their underlying tenants, while SPG benefited as a result of the bid for its largest peer later in the year.

Lazard Global Realty Equity Portfolio

For the year ended December 31, 2017, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of 14.69%, while Open Shares posted a total return of 14.36%, as compared with the 15.53% return for the MSCI ACWI IMI Core Real Estate Index.

Stock selection in the United States contributed positively to relative performance during the year, while an under-allocation to China hurt relative performance. Vonovia (Germany), Link REIT (Hong Kong), and Megaworld (Philippines) were the largest contributors to relative performance during the period. All three companies benefited from strong results and accretive investment activity during the year. UNIT (US), SPG (US), and Mitsui Fudosan (Japan) hurt relative performance the most during the period. UNIT was hurt by the weak performance of its key tenant, while SPG benefited as a result of the bid for its largest peer later in the year. Mitsui reported results that fell short of market expectations for the period.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2017, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 20.80%, while Open Shares posted a total return of 20.47%, as compared with the 13.95% return for the Global Listed Infrastructure Index (USD Hedged)1 and 22.40% return for the MSCI World Index.

A top performer for the Portfolio during the period was Spanish toll road operator Abertis. In March 2017, the Madrid High Court issued a ruling supporting the enforceability of the compensation mechanism for Abertis’ AP-7 agreement, and placed onerous conditions on any potential appeal. This agreement provides Abertis with traffic risk protection that the Spanish government has not been willing to recognize. Considering the decline in Spanish traffic after the signing of the agreement, Abertis has accounted for the difference between the actual earnings before interest, tax, depreciation, and amortization (EBITDA)

4  Annual Report

and the EBITDA based on the guaranteed traffic level, generating a trade receivable that the government could pay at the end of the concession by 2021. If confirmed, this would remove a large risk overhanging the company. The other major positive for the Albertis stock price resulted from the bidding war between Italian toll road operator Atlantia and German construction group Hochtief (controlled by Spanish company ACS). Atlantia made an all-cash offer in May for Abertis, valuing the latter at EUR16.50 per share. In October, Hochtief made a significantly improved offer of EUR18.76 per share. The process for reviewing the offers is expected to take approximately three months, which leaves Atlantia time to reconsider the levels of the offers received.

Rail infrastructure network CSX was another significant positive contributor to performance. CSX is a US rail network not considered as efficiently run as many of its North American peers. In March, CSX hired Hunter Harrison, the former CEO at rival firm Canadian Pacific, to become its new CEO. The strong market performance of CSX following this major coup reflected market optimism that Mr. Harrison would successfully implement his “precision railroading model” at CSX, greatly improving the network’s profitability. We exited our entire position in CSX shares, even before Mr. Harrison had been offered the role, as we believed that the potential improvements in asset returns had already been reflected in the share price.

Another strong performer was French toll road provider Vinci. Early in the year, the company performed strongly as it released a very solid set of 2016 results. The increase in EBITDA margins for its French toll roads business to 72.6% was a highlight. This underlined the combination of a positive top-line performance, driven by healthy traffic, but also strong cost discipline. Vinci has adopted a zero-base budgeting approach to its contracting business in order to improve margins, even if an uptick in growth fails to materialize. The company held an interesting investor day in November, focusing on less well-known parts of its business. This update emphasized our conservative valuation of these peripheral assets, which includes Lyon airport in France, Santiago airport in Chile and the Lamsac highway concession in Peru. It also rein-

forced our view that Vinci, despite its large size, has remained highly disciplined in deploying capital.

The largest detractor from the Portfolio’s performance was the decline in French satellite operator SES. The company’s third quarter results were softer than expected, with revenue approximately 1.3% below consensus, and the company modestly lightened its year-end guidance by around 1% which, in our opinion, hardly warranted the resulting 15% price decline. The slight downgrade resulted from problems within the fixed data division, representing around 10% of revenues and, we estimate, less than 8% of overall profit. The key driver is that the on-boarding of newly contracted fixed data businesses will entail higher operational expenditure and a longer deployment lead time, encroaching into 2018. The result is that an anticipated margin inflection will be delayed. For SES, this is only a 1% downgrade to consensus, which we believe has nothing to do with demand. We believe SES is one of the most attractive companies in the space and trades on some of the lowest multiples in its listed history, when adjusting for the accounting losses currently being generated within the O3b operations, the satellite constellation, which is a wholly-owned subsidiary of SES.

The second largest detractor over the period was Californian electricity utility company Pacific Gas and Electric Company (PG&E). This was linked to the northern California wildfires in October, which destroyed 245,000 acres and 8,700 structures, resulting in the loss of 42 lives. While it is plausible that at least some of the fires may be attributable to PG&E’s electrical infrastructure, the degree to which this caused the fires is unknown and will not be resolved quickly. The resultant fallout negatively impacted PG&E’s stock performance and in late December, PG&E announced the suspension of its dividend, which resulted in a further significant decline in stock value. Reasons that PG&E provided for its dividend suspension were the uncertainty associated with the causes and potential liabilities associated with these wildfires. Insurance claims for the wildfires reached $9.4 billion by the end of November, and there is a risk that PG&E may be found liable for these property

Annual Report  5

damages, as well as some additional public claims and potential uninsured claims.

Lazard Real Assets and Pricing Opportunities Portfolio

For the year ended December 31, 2017, the Lazard Real Assets and Pricing Opportunities Portfolio’s Institutional Shares posted a total returns of 9.90%, as compared with the 14.49% return for the blended benchmark of 70% MSCI World Index (USD Hedged)/30% Bloomberg Barclays World Government Inflation-Linked Bond® Index (USD Hedged) (the “Real Assets Index”).The Open Shares posted a total return of 9.28% for the period since inception on January 9, 2017 through December 31, 2017, as compared with the 13.21% return for the Real Assets Index for the same period.

Within equities, listed infrastructure stocks Vinci, Abertis, and Fraport—French, Spanish, and German companies, respectively—helped the Portfolio. In aggregate, pricing power stocks contributed strongly to performance, while global REITs were positive contributors but to a lesser degree.

Our holding in an index-tracking exchange traded note hurt performance. We subsequently closed out the position. US-based energy companies Range Resources and, to a lesser degree, Helix Energy Solutions also hurt relative performance.

In terms of positive contributors, exposure to a commodity futures total return swap as well as US stocks Deere and Westlake Chemical, a US-based agricultural equipment manufacturer and petrochemical manufacturer, respectively, helped performance. Global inflation-linked bonds also contributed positively to performance. Overweight exposure to bonds in Mexico and the euro zone as well as underweight exposure to the United Kingdom helped performance. Within currency exposures, positioning in the Mexican peso helped performance, while exposure to the euro hurt performance.

The Portfolio is passively hedged to US dollars using forward currency contracts. Within commodities, we use futures and total return swaps to gain exposure to these assets. Commodity futures were slightly positive contributors to returns.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2017; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Listed Infrastructure Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter.

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The Lazard Funds, Inc. Performance Overviews

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, US Realty Income Index, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
’
US Realty Income Portfolio**	3.20%	4.65%	8.81%		2.90%	4.36%	8.76%

US Realty Income Index	9.85%	8.45%	10.68%		9.85%	8.45%	9.97%

FTSE NAREIT All Equity REITs Index	8.67%	9.84%	13.17%		8.67%	9.84%	8.13%

Wells Fargo Hybrid and Preferred Securities REIT Index	11.49%	6.88%	7.97%		11.49%	6.88%	10.96%

Hybrid Index	10.11%	8.50%	10.73%		10.11%	8.50%	10.00%

S&P 500 Index	21.83%	15.79%	17.08%		21.83%	15.79%	10.46%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The US Realty Income Index links the performance of the Hybrid Index for all periods through March 31, 2017 (when the Portfolio’s benchmark index changed) and 50/50 blend of the MSCI REIT Preferred® Index and MSCI USA IMI Core Real Estate® Index for all periods thereafter. The Hybrid Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The FTSE NAREIT All Equity REITs Index is a free-float-adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries, representing roughly 89% of the total market capitalization of the FTSE NAREIT US Real Estate® Index Series which also includes mortgage REITs. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US

Annual Report  7

domestic market. Qualifying securities must have a par amount of $25, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $50 million. The index includes preferred shares (perpetual preferred securities) and depository shares. The MSCI REIT Preferred Index is a preferred stock market capitalization-weighted total return index of certain exchange-traded perpetual preferred securities issued by US Equity and US Hybrid REITs. The MSCI USA IMI Core Real Estate Index was launched on October 2014 and is a free-float-adjusted market capitalization index that consists of large, mid and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The indices are unmanaged, have no fees or costs and are not available for investment.

As of April 1, 2017, the Hybrid Index was replaced with the US Realty Income Index. The Investment Manager believes that the new benchmark is an appropriate alternative to the prior benchmark.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was July 30, 2008.

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Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio, FTSE NAREIT All Equity REITs Index and MSCI US REIT® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†

US Realty Equity Portfolio**	7.93%	8.75%	13.57%		7.69%	8.47%	17.60%

FTSE NAREIT All Equity REITs Index	8.67%	9.84%	13.17%		8.67%	9.84%	14.54%

MSCI US REIT Index	3.74%	7.99%	11.10%		3.74%	7.99%	12.76%

MSCI USA IMI Core Real Estate Index	6.78%	N/A	N/A		6.78%	N/A	N/A

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float-adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries, representing roughly 89% of the total market capitalization of the FTSE NAREIT US Real Estate Index Series which also includes mortgage REITs. The MSCI US REIT Index is a free-float-adjusted market capitalization index that is comprised of equity REITs. The index is based on its parent index, the MSCI USA IMI®, which captures large, mid and small caps securities. With 152 constituents, the MSCI US REIT Index represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. The MSCI USA IMI Core Real Estate Index was launched on October 2014 and is a free-float-adjusted market capitalization index that consists of large, mid and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The indices are unmanaged, have no fees or costs and are not available for investment.

Effective as of January 1, 2018, the FTSE NAREIT All Equity REITs Index was replaced with the MSCI US REIT Index. The Investment Manager believes that the new benchmark is an appropriate alternative to the prior benchmark.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was December 31, 2008.

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Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, FTSE EPRA/NAREIT Global® Index, FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Global Realty Linked Index”) and MSCI ACWI REITs® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†

Global Realty Equity Portfolio**	14.69%	5.68%	10.92%		14.36%	5.36%	13.61%

FTSE EPRA/NAREIT Global Index	13.99%	6.22%	10.32%		13.99%	6.22%	11.49%

Global Realty Linked Index	13.99%	6.07%	10.72%		13.99%	6.07%	11.46%

MSCI ACWI REITs Index	10.50%	7.05%	10.49%		10.50%	7.05%	11.47%

MSCI ACWI IMI Core Real Estate® Index	15.53%	N/A	N/A		15.53%	N/A	N/A

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard International Realty Equity Portfolio. As of August 15, 2013, the Portfolio changed its name to Lazard Global Realty Equity Portfolio and adopted its current investment strategies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Global Realty Linked Index is an unmanaged index created by the Investment Manager which links the performance of the FTSE EPRA/NAREIT Global Index ex-US for all periods through August 14, 2013 (after which the Portfolio’s investment strategy changed from investing primarily in non-US realty companies to a global approach) and the FTSE EPRA/NAREIT Global Index for all periods thereafter. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global Index ex-US are free-float-adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global Index ex-US excludes those REITs listed or incorporated in the United States. The MSCI ACWI REITs Index is a free-float-adjusted market capitalization index that captures large and mid cap representation across 23 developed and 24 emerging markets countries. All securities in the index are classified in the Equity REITs Industry (under the Real Estate) according to the GICS. The MSCI ACWI IMI Core Real Estate Index was launched on May 2015 and is a free-float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 23 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The indices are unmanaged, have no fees or costs and are not available for investment.

Effective as of January 1, 2018, the FTSE EPRA/NAREIT Global Index was replaced with the MSCI ACWI REITs Index. The Investment Manager believes that the new benchmark is an appropriate alternative to the prior benchmark.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for the Open Shares was December 31, 2008.

10  Annual Report

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, Global Listed Infrastructure Index (USD Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Five Years	Since Inception	†

Institutional Shares**	20.80%	16.59%	13.05%

Open Shares**	20.47%	16.29%	12.71%

Global Listed Infrastructure Index (USD Hedged)	13.95%	12.86%	9.88%

MSCI World Index	22.40%	11.64%	9.85%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Global Listed Infrastructure Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged USD) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® (100% Hedged to USD Net Tax) Index for all periods thereafter. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged USD) tracked a 50% exposure to the global developed markets utilities sector and a 50% exposure to the global developed markets infrastructure sector. The FTSE Developed Core Infrastructure 50/50 (100% Hedged to USD Net Tax) Index tracks a 50% exposure to the global developed markets utilities sector and a 50% exposure to the global developed markets infrastructure sector. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The index consists of 23 developed markets country indices. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

Annual Report  11

Lazard Real Assets and Pricing Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Real Assets and Pricing Opportunities Portfolio, Real Assets Index (USD Hedged) and MSCI World Index*

Average Annual Total Returns*

Periods Ended December 31, 2017

	One Year	Since Inception †

Institutional Shares**	9.90%	9.84%

Open Shares**	N/A	9.28%

Real Assets Index (USD Hedged)	14.49%	14.49% (Institutional Shares)
		13.21% (Open Shares)

MSCI World Index	22.40%	22.40% (Institutional Shares)
		22.18% (Open Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Real Assets Index (USD Hedged) is an unmanaged index created by the Investment Manager, which is the performance of the 70% MSCI World Index (USD Hedged) and the 30% Bloomberg Barclays World Government Inflation-Linked Bond® Index (USD Hedged). The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The index consists of 23 developed markets country indices. The Bloomberg Barclays World Government Inflation-Linked Bond Index (USD Hedged) measures the performance of investment grade, government inflation-linked debt from 12 different developed markets countries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.

12  Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2017 through December 31, 2017 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  13

Portfolio	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17 - 12/31/17	Annualized Expense Ratio During Period 7/1/17 - 12/31/17

US Realty Income
Institutional Shares
Actual	$1,000.00	$1,008.50	$5.06	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$1,007.00	$6.58	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

US Realty Equity
Institutional Shares
Actual	$1,000.00	$1,025.80	$5.11	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$1,024.70	$6.43	1.26%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.41	1.26%

Global Realty Equity
Institutional Shares
Actual	$1,000.00	$1,058.00	$5.19	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$1,056.20	$6.74	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,041.10	$4.94	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%
Open Shares
Actual	$1,000.00	$1,039.80	$6.22	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16	1.21%

Real Assets and Pricing Opportunities
Institutional Shares
Actual	$1,000.00	$1,051.60	$4.65	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,050.00	$5.99	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

14  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2017

Sector*	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Consumer Discretionary	—%	2.9%	1.2%	7.5%	5.9%
Consumer Staples	—	—	—	—	3.5
Energy	—	—	—	7.5	3.0
Financials	11.7	—	—	—	4.4
Health Care	—	—	—	—	2.7
Industrials	—	—	—	40.9	11.0
Information Technology	—	—	—	—	2.5
Materials	—	—	—	—	2.3
Real Estate	87.0	94.8	95.0	—	18.2
Telecommunication Services	—	—	—	—	1.3
Utilities	—	—	—	35.4	7.6
Sovereign Debt	—	—	—	—	10.6
US Treasury Securities	—	—	—	—	17.4
Short-Term Investments	1.3	2.3	3.8	8.7	9.6
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  15

The Lazard Funds, Inc. Portfolios of Investments December 31, 2017

Description	Shares	Fair Value

Lazard US Realty Income Portfolio

Preferred Stocks | 29.0%

Equity Real Estate Investment Trusts (REITs) | 29.0%
Alexandria Real Estate Equities, Inc., Series D, 7.000%	30,036	$1,099,318
Ashford Hospitality Prime, Inc., Series B, 5.500%	43,591	871,384
CBL & Associates Properties, Inc.:
Series E, 6.625%	9,126	201,228
Series D, 7.375%	48,274	1,055,270
Cedar Realty Trust, Inc., Series C, 6.500%	11,200	280,448
Colony NorthStar, Inc.:
Series J, 7.125%	21,300	533,139
Series I, 7.150%	11,798	297,074
Crown Castle International Corp., Series A, 6.875%	334	350,563
Federal Realty Investment Trust, Series C, 5.000%	16,906	425,524
Hersha Hospitality Trust, Series E, 6.500%	16,787	415,310
iStar, Inc., Series I, 7.500%	16,600	421,125
National Storage Affiliates Trust, Series A, 6.000%	11,800	307,272
PS Business Parks, Inc., Series X, 5.250%	12,200	308,172
Summit Hotel Properties, Inc., Series E, 6.250%	17,000	436,390
Taubman Centers, Inc., Series K, 6.250%	5,869	148,075
Washington Prime Group, Inc., Series I, 6.875%	28,100	696,037

Total Preferred Stocks (Cost $8,058,198)		7,846,329

Real Estate Investment Trusts | 69.3%

Equity Real Estate Investment Trusts (REITs) | 59.7%
Colony NorthStar, Inc., Class A	40,803	465,562
Crown Castle International Corp.	7,700	854,777
Extra Space Storage, Inc.	9,673	845,904
Description	Shares	Fair Value

Gaming and Leisure Properties, Inc.	7,700	$284,900
GGP, Inc.	74,267	1,737,105
HCP, Inc.	13,151	342,978
Healthcare Realty Trust, Inc.	9,700	311,564
Healthcare Trust of America, Inc., Class A	8,900	267,356
Iron Mountain, Inc.	7,400	279,202
Medical Properties Trust, Inc.	19,900	274,222
National Health Investors, Inc.	2,391	180,234
National Storage Affiliates Trust	36,108	984,304
Park Hotels & Resorts, Inc.	43,400	1,247,750
PS Business Parks, Inc.	1,100	137,599
Public Storage	3,953	826,177
Realty Income Corp.	23,100	1,317,162
Retail Opportunity Investments Corp.	32,451	647,398
RLJ Lodging Trust	6,500	142,805
Simon Property Group, Inc.	400	68,696
STAG Industrial, Inc.	17,500	478,275
Sun Communities, Inc.	11,610	1,077,176
The GEO Group, Inc.	11,700	276,120
Uniti Group, Inc.	79,679	1,417,489
Ventas, Inc.	5,490	329,455
VEREIT, Inc.	105,422	821,237
Weyerhaeuser Co.	15,600	550,056
		16,165,503
Mortgage Real Estate Investment Trusts (REITs) | 9.6%
Blackstone Mortgage Trust, Inc., Class A	34,673	1,115,777
Starwood Property Trust, Inc.	69,958	1,493,603
		2,609,380
Total Real Estate Investment Trusts (Cost $19,025,126)		18,774,883

Short-Term Investments | 1.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $360,446)	360,446	360,446

Total Investments | 99.6% (Cost $27,443,770)		$26,981,658

Cash and Other Assets in Excess of Liabilities | 0.4%		98,693

Net Assets | 100.0%		$27,080,351

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Fair Value

Lazard US Realty Equity Portfolio

Common Stocks | 2.9%

Hotels, Restaurants & Leisure | 2.9%
Hilton Worldwide Holdings, Inc.	12,300	$982,278
Marriott International, Inc., Class A	7,200	977,256

Total Common Stocks (Cost $1,846,220)		1,959,534

Real Estate Investment Trusts | 94.6%

Equity Real Estate Investment Trusts (REITs) | 94.6%
Acadia Realty Trust	26,746	731,770
Alexandria Real Estate Equities, Inc.	23,822	3,110,915
American Homes 4 Rent, Class A	138,013	3,014,204
American Tower Corp.	19,165	2,734,270
Apartment Investment & Management Co., Class A	25,763	1,126,101
AvalonBay Communities, Inc.	16,642	2,969,099
Boston Properties, Inc.	30,291	3,938,739
CoreSite Realty Corp.	5,900	672,010
Crown Castle International Corp.	7,800	865,878
Equinix, Inc.	10,318	4,676,324
Equity LifeStyle Properties, Inc.	28,289	2,518,287
Essex Property Trust, Inc.	10,490	2,531,971
Extra Space Storage, Inc.	10,145	887,180
Federal Realty Investment Trust	14,290	1,897,855
GGP, Inc.	154,261	3,608,165
HCP, Inc.	93,675	2,443,044
Description	Shares	Fair Value

Healthcare Realty Trust, Inc.	30,300	$973,236
Invitation Homes, Inc.	68,405	1,612,306
National Storage Affiliates Trust	60,158	1,639,907
Park Hotels & Resorts, Inc.	39,500	1,135,625
Prologis, Inc.	66,258	4,274,304
PS Business Parks, Inc.	17,571	2,197,956
Public Storage	16,427	3,433,243
Regency Centers Corp.	12,100	837,078
Retail Opportunity Investments Corp.	137,344	2,740,013
Simon Property Group, Inc.	5,942	1,020,479
SL Green Realty Corp.	8,581	866,080
Sun Communities, Inc.	13,661	1,267,468
Sunstone Hotel Investors, Inc.	78,356	1,295,225
Uniti Group, Inc.	50,300	894,837
Weyerhaeuser Co.	28,500	1,004,910

Total Real Estate Investment Trusts (Cost $54,747,344)		62,918,479

Short-Term Investments | 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $1,510,758)	1,510,758	1,510,758

Total Investments | 99.8% (Cost $58,104,322)		$66,388,771

Cash and Other Assets in Excess of Liabilities | 0.2%		147,139

Net Assets | 100.0%		$66,535,910

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio

Common Stocks | 33.1%

Brazil | 1.3%
BR Properties SA	18,840	$60,130
Multiplan Empreendimentos Imobiliarios SA	400	8,536
		68,666
Canada | 1.3%
StorageVault Canada, Inc.	32,893	68,822

China | 3.3%
China Overseas Land & Investment, Ltd.	22,000	70,808
China Resources Land, Ltd.	18,000	52,864
SOHO China, Ltd.	82,000	47,958
		171,630
Germany | 4.2%
ADO Properties SA	1,221	61,947
Vonovia SE	3,114	154,143
		216,090
Hong Kong | 6.5%
CK Asset Holdings, Ltd.	6,500	56,816
Shimao Property Holdings, Ltd.	17,500	38,069
Sun Hung Kai Properties, Ltd.	11,000	183,236
Wharf Real Estate Investment Co., Ltd. (*)	9,200	61,232
		339,353
India | 1.0%
DLF, Ltd.	9,221	37,462
Oberoi Realty, Ltd.	1,754	13,200
		50,662
Japan | 7.2%
Hulic Co., Ltd.	11,400	127,615
Mitsubishi Estate Co., Ltd.	4,800	83,402
Mitsui Fudosan Co., Ltd.	7,380	165,444
		376,461
Mexico | 0.2%
Corp Inmobiliaria Vesta SAB de CV	9,400	11,646

Philippines | 2.3%
Ayala Land, Inc.	42,300	37,705
Megaworld Corp.	768,000	79,395
		117,100
Description	Shares	Fair Value

Singapore | 2.5%
Ascendas India Trust	62,000	$53,300
City Developments, Ltd.	2,900	26,969
Global Logistic Properties, Ltd.	19,800	49,853
		130,122
Sweden | 1.3%
Hufvudstaden AB, Class A	4,071	65,133

United Arab Emirates | 0.8%
Emaar Properties PJSC	21,945	41,423

United States | 1.2%
Marriott International, Inc., Class A	471	63,929

Total Common Stocks (Cost $1,605,452)		1,721,037

Real Estate Investment Trusts | 63.3%

Australia | 1.9%
Goodman Group	5,724	37,522
Investa Office Fund	3,210	11,387
Mirvac Group	13,957	25,517
The GPT Group	6,297	25,068
		99,494
France | 3.5%
Gecina SA	354	65,313
Klepierre SA	1,237	54,397
Unibail-Rodamco SE	247	62,226
		181,936
Germany | 1.0%
alstria office REIT-AG	3,335	51,505

Hong Kong | 2.8%
Link Real Estate Investment Trust	15,519	143,808

Japan | 1.6%
Nippon Prologis REIT, Inc.	40	84,564

Mexico | 1.4%
Macquarie Mexico Real Estate Management SA de CV	31,900	33,632
Prologis Property Mexico SA de CV	21,100	36,475
		70,107

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Shares	Fair Value

Lazard Global Realty Equity Portfolio (concluded)

Spain | 1.6%
Merlin Properties Socimi SA	5,917	$80,107

United Kingdom | 6.1%
Derwent London PLC	2,165	91,115
Great Portland Estates PLC	15,997	148,612
Segro PLC	6,144	48,662
The Unite Group PLC	2,761	29,993
		318,382
United States | 43.4%
Alexandria Real Estate Equities, Inc.	895	116,878
American Homes 4 Rent, Class A	6,125	133,770
American Tower Corp.	879	125,407
AvalonBay Communities, Inc.	710	126,671
Boston Properties, Inc.	1,130	146,934
Equinix, Inc.	398	180,382
Equity Lifestyle Properties, Inc.	1,516	134,954
Essex Property Trust, Inc.	356	85,928
Federal Realty Investment Trust	431	57,241
GGP, Inc.	4,612	107,875
HCP, Inc.	3,399	88,646
Hudson Pacific Properties, Inc.	1,822	62,403
Invitation Homes, Inc.	2,265	53,386
National Storage Affiliates Trust	4,537	123,679
Description	Shares	Fair Value

Prologis, Inc.	2,298	$148,244
PS Business Parks, Inc.	572	71,551
Public Storage	767	160,303
Retail Opportunity Investments Corp.	4,205	83,890
Simon Property Group, Inc.	313	53,755
Sun Communities, Inc.	817	75,801
Sunstone Hotel Investors, Inc.	3,616	59,772
Uniti Group, Inc.	3,246	57,746
		2,255,216
Total Real Estate Investment Trusts (Cost $2,987,103)		3,285,119

Short-Term Investments | 3.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $197,845)	197,845	197,845

Total Investments | 100.2% (Cost $4,790,400)		$5,204,001

Liabilities in Excess of Cash and Other Assets | (0.2)%		(10,526)

Net Assets | 100.0%		$5,193,475

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 92.6%

Australia | 8.5%
Macquarie Atlas Roads Group	19,712,150	$96,442,006
Spark Infrastructure Group	66,463,719	129,973,950
Transurban Group	23,939,316	231,713,915
		458,129,871
France | 11.2%
Aeroports de Paris	122,369	23,248,157
Eutelsat Communications SA	8,891,952	205,305,256
Vinci SA	3,716,031	379,135,473
		607,688,886
Germany | 4.6%
Fraport AG	2,244,050	246,866,601

Italy | 25.3%
ASTM SpA	955,619	27,753,112
Atlantia SpA	13,613,772	429,434,110
Hera SpA	17,531,265	61,150,509
Italgas SpA	26,169,635	159,667,404
Snam SpA	51,251,915	250,941,463
Societa Iniziative Autostradali e Servizi SpA	2,166,147	40,295,182
Terna SpA	69,135,051	401,459,322
		1,370,701,102
Luxembourg | 3.8%
SES SA	13,078,712	203,803,963

Portugal | 1.1%
REN - Redes Energeticas Nacionais SGPS SA	20,694,113	61,475,424
Description	Shares	Fair Value

Spain | 11.0%
Abertis Infraestructuras SA	11,098,510	$246,950,417
Enagas SA	5,618,591	160,723,995
Red Electrica Corporacion SA	8,318,600	186,529,123
		594,203,535
United Kingdom | 13.0%
National Grid PLC	20,775,500	244,049,699
Pennon Group PLC	16,794,748	176,769,452
Severn Trent PLC	1,609,790	46,969,842
United Utilities Group PLC	21,293,057	238,319,704
		706,108,697
United States | 14.1%
Genesee & Wyoming, Inc., Class A (*)	1,227,900	96,672,567
Norfolk Southern Corp.	1,702,837	246,741,081
PG&E Corp.	5,312,549	238,161,572
Union Pacific Corp.	1,341,500	179,895,150
		761,470,370
Total Common Stocks (Cost $4,436,899,682)		5,010,448,449

Short-Term Investments | 8.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (Cost $479,374,137)	479,374,137	479,374,137

Total Investments | 101.5% (Cost $4,916,273,819) (¤)		$5,489,822,586

Liabilities in Excess of Cash and Other Assets | (1.5)%		(78,536,801)

Net Assets | 100.0%		$5,411,285,785

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	85,580,264	AUD	111,775,092	BNP	03/28/18	$—	$1,617,138
USD	78,887,075	AUD	103,062,752	CIT	03/28/18	—	1,513,702
USD	91,581,590	AUD	119,650,370	HSB	03/28/18	—	1,759,433
USD	49,440,449	AUD	64,566,426	RBC	03/28/18	—	928,774
USD	68,469,302	AUD	89,473,116	SCB	03/28/18	—	1,329,999
USD	54,690,995	AUD	71,427,072	SSB	03/28/18	—	1,030,320
USD	494,290,354	EUR	415,274,079	BNP	03/28/18	—	6,531,705
USD	295,809,622	EUR	248,642,197	CAN	03/28/18	—	4,053,778
USD	465,262,066	EUR	391,239,544	CIT	03/28/18	—	6,574,256
USD	405,426,746	EUR	340,800,708	HSB	03/28/18	—	5,580,155
USD	488,808,308	EUR	410,910,038	MEL	03/28/18	—	6,750,701
USD	472,843,369	EUR	397,502,695	RBC	03/28/18	—	6,546,337
USD	398,750,031	EUR	335,079,836	SSB	03/28/18	—	5,357,477
USD	125,326,301	GBP	93,215,791	CIT	03/28/18	—	884,716
USD	202,767,793	GBP	150,816,153	HSB	03/28/18	—	1,432,158
USD	165,494,382	GBP	123,105,932	RBC	03/28/18	—	1,186,870
USD	78,715,500	GBP	58,731,953	SSB	03/28/18	—	805,570
USD	113,949,951	GBP	84,752,660	SSB	03/28/18	—	802,273
Total gross unrealized depreciation on Forward Currency Contracts						$—	$54,685,362

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•)

Common Stocks | 60.3%

Australia | 2.8%
Aristocrat Leisure, Ltd.	783	$14,429
AusNet Services	28,031	39,527
BlueScope Steel, Ltd.	1,968	23,584
Credit Corp. Group, Ltd.	907	15,774
CSL, Ltd.	755	83,097
Goodman Group REIT	7,074	46,371
Macquarie Atlas Roads Group	10,360	50,687
Ramsay Health Care, Ltd.	604	32,991
Telstra Corp., Ltd.	16,795	47,543
Transurban Group	8,843	85,593
Wesfarmers, Ltd.	330	11,428
Woolworths Group, Ltd.	1,961	41,740
		492,764
Canada | 4.9%
Agnico Eagle Mines, Ltd.	498	22,998
Alimentation Couche-Tard, Inc., Class B	883	46,075
Atco, Ltd., Class I	1,399	50,084
BCE, Inc.	1,245	59,804
BRP, Inc.	486	17,982
Canadian Imperial Bank of Commerce	416	40,554
Canadian National Railway Co.	626	51,619
Capital Power Corp.	1,078	21,003
CI Financial Corp.	2,825	66,905
Dollarama, Inc.	536	66,968
Fortis, Inc.	293	10,748
Great-West Lifeco, Inc.	445	12,426
Laurentian Bank of Canada	315	14,166
Magna International, Inc.	499	28,281
Metro, Inc.	530	16,971
Northland Power, Inc.	1,485	27,585
Royal Bank of Canada	768	62,717
StorageVault Canada, Inc.	25,089	52,493
Suncor Energy, Inc.	754	27,683
TELUS Corp.	479	18,146
The Bank of Nova Scotia	266	17,166
The Toronto-Dominion Bank	952	55,779
Thomson Reuters Corp.	1,264	55,095
TMX Group, Ltd.	461	25,834
TransAlta Corp.	3,079	18,249
		887,331
Description	Shares	Fair Value

China | 0.6%
China Resources Land, Ltd.	36,000	$105,728

Denmark | 0.1%
Novo Nordisk A/S, Class B	205	11,018
Vestas Wind Systems A/S	193	13,229
		24,247
France | 2.0%
Aeroports de Paris	63	11,969
Air Liquide SA	106	13,332
Eutelsat Communications SA	5,140	118,677
Gecina SA REIT	282	52,029
L’Oreal SA	83	18,387
Peugeot SA	493	10,015
TOTAL SA Sponsored ADR	227	12,549
Vinci SA	1,272	129,778
		366,736
Germany | 1.9%
ADO Properties SA	611	30,999
alstria office REIT-AG	2,084	32,185
Deutsche Lufthansa AG	1,008	37,054
Fraport AG	943	103,739
RWE AG (*)	450	9,176
thyssenkrupp AG	710	20,617
Vonovia SE	2,124	105,138
		338,908
Hong Kong | 2.4%
ASM Pacific Technology, Ltd.	944	13,130
CLP Holdings, Ltd.	5,500	56,283
Jardine Matheson Holdings, Ltd. (Singapore)	172	10,443
Jardine Matheson Holdings, Ltd. (United States)	100	6,042
Link Real Estate Investment Trust	16,500	152,898
Man Wah Holdings, Ltd.	14,800	14,015
Sun Hung Kai Properties, Ltd.	9,000	149,921
Xinyi Glass Holdings, Ltd.	14,000	18,239
		420,971
Ireland | 0.2%
CRH PLC	636	22,880
Ryanair Holdings PLC Sponsored ADR (*)	124	12,920
		35,800

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Italy | 3.2%
ASTM SpA	476	$13,824
Atlantia SpA	4,194	132,296
Hera SpA	14,962	52,189
Italgas SpA	15,407	94,002
Snam SpA	26,072	127,654
Societa Iniziative Autostradali e Servizi SpA	2,082	38,730
Terna SpA	21,272	123,524
		582,219
Japan | 3.5%
Asahi Glass Co., Ltd.	600	25,952
Central Japan Railway Co.	100	17,896
Hulic Co., Ltd.	12,300	137,689
KDDI Corp.	600	14,938
Mitsubishi UFJ Financial Group, Inc.	1,800	13,207
Mitsui Fudosan Co., Ltd.	5,500	123,299
MS&AD Insurance Group Holdings, Inc.	500	16,930
Nichirei Corp.	500	13,808
Nippon Prologis REIT, Inc.	29	61,309
Nippon Steel & Sumitomo Metal Corp.	700	17,967
Nishi-Nippon Railroad Co., Ltd.	800	21,567
Nitto Denko Corp.	200	17,777
Obayashi Corp.	1,100	13,302
Okamura Corp.	1,000	14,621
S Foods, Inc.	500	22,658
Shin-Etsu Chemical Co., Ltd.	300	30,428
The Nisshin Oillio Group, Ltd.	400	12,124
Tokio Marine Holdings, Inc.	300	13,692
West Japan Railway Co.	600	43,772
		632,936
Luxembourg | 0.8%
SES SA (France)	3,200	49,865
SES SA (Luxembourg)	4,012	62,603
Tenaris SA ADR	687	21,888
		134,356
Mexico | 0.3%
Macquarie Mexico Real Estate Management SA de CV REIT	22,300	23,510
Prologis Property Mexico SA de CV REIT	14,500	25,066
		48,576
Netherlands | 0.2%
Akzo Nobel NV	201	17,582
NN Group NV	574	24,819
		42,401
Description	Shares	Fair Value

New Zealand | 0.2%
Air New Zealand, Ltd.	8,502	$19,149
Spark New Zealand, Ltd.	7,873	20,249
		39,398
Norway | 0.2%
Statoil ASA	1,240	26,526

Philippines | 0.4%
Megaworld Corp.	725,000	74,950

Singapore | 1.4%
Ascendas India Trust	57,000	49,001
DBS Group Holdings, Ltd.	1,459	27,015
Global Logistic Properties, Ltd.	18,300	46,076
SATS, Ltd.	4,000	15,525
Singapore Airlines, Ltd.	5,200	41,419
United Overseas Bank, Ltd.	3,700	72,991
		252,027
Spain | 1.9%
Abertis Infraestructuras SA	5,588	124,338
Enagas SA	2,795	79,953
Merlin Properties Socimi SA REIT	4,357	58,987
Red Electrica Corporacion SA	3,600	80,723
		344,001
Sweden | 0.3%
Hennes & Mauritz AB, B Shares	869	17,906
Hufvudstaden AB, Class A	2,615	41,839
		59,745
Switzerland | 0.5%
ALSO Holding AG	83	11,410
Flughafen Zuerich AG	114	26,068
Partners Group Holding AG	54	37,003
Swiss Life Holding AG	33	11,680
		86,161
United Kingdom | 4.5%
Admiral Group PLC	1,395	37,619
Ashtead Group PLC	442	11,796
Bellway PLC	297	14,282
Centrica PLC	3,884	7,191
Derwent London PLC REIT	811	34,131
Electrocomponents PLC	1,099	9,283
Fiat Chrysler Automobiles NV (*)	602	10,734
Great Portland Estates PLC REIT	14,761	137,129
Howden Joinery Group PLC	1,785	11,243
National Grid PLC	13,169	154,696
Pennon Group PLC	8,887	93,538

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Persimmon PLC	311	$11,485
Reckitt Benckiser Group PLC	460	42,968
Severn Trent PLC	808	23,576
SSE PLC	3,025	53,890
Unilever NV	394	22,137
United Utilities Group PLC	12,003	134,342
		810,040
United States | 28.0%
3M Co.	387	91,088
Alexandria Real Estate Equities, Inc. REIT	760	99,248
Ameren Corp.	904	53,327
American Axle & Manufacturing Holdings, Inc. (*)	1,081	18,409
American Electric Power Co., Inc.	329	24,205
American Homes 4 Rent, Class A REIT	4,788	104,570
American Tower Corp. REIT	1,246	177,767
Aon PLC	187	25,058
Apple, Inc.	226	38,246
AT&T, Inc.	1,809	70,334
Automatic Data Processing, Inc.	389	45,587
AvalonBay Communities, Inc. REIT	335	59,767
Biogen, Inc. (*)	36	11,469
Boston Properties, Inc. REIT	736	95,702
Brinker International, Inc.	276	10,720
Bristol-Myers Squibb Co.	276	16,913
Campbell Soup Co.	956	45,993
Carnival Corp.	387	25,685
Cimarex Energy Co.	167	20,376
CNX Resources Corp. (*)	1,254	18,346
Comcast Corp., Class A	1,433	57,392
ConAgra Foods, Inc.	305	11,489
Concho Resources, Inc. (*)	124	18,627
Consolidated Edison, Inc.	638	54,198
Costco Wholesale Corp.	66	12,284
Cracker Barrel Old Country Store, Inc.	74	11,758
Crown Castle International Corp. REIT	500	55,505
CSX Corp.	969	53,305
Darden Restaurants, Inc.	624	59,916
Deere & Co.	182	28,485
Diamondback Energy, Inc. (*)	172	21,715
DowDuPont, Inc.	268	19,087
EchoStar Corp., Class A (*)	300	17,970
Edison International	593	37,501
Eli Lilly & Co.	397	33,531
Description	Shares	Fair Value

EOG Resources, Inc.	238	$25,683
Equinix, Inc. REIT	241	109,226
Equity Lifestyle Properties, Inc. REIT	1,228	109,317
Essex Property Trust, Inc. REIT	354	85,445
F5 Networks, Inc. (*)	228	29,918
General Dynamics Corp.	90	18,310
General Mills, Inc.	913	54,132
Genesee & Wyoming, Inc., Class A (*)	350	27,555
GGP, Inc. REIT	3,624	84,765
Halliburton Co.	513	25,070
Hasbro, Inc.	177	16,088
HCA Healthcare, Inc. (*)	215	18,886
HCP, Inc. REIT	2,138	55,759
Helix Energy Solutions Group, Inc. (*)	1,972	14,869
Honeywell International, Inc.	196	30,059
Hormel Foods Corp.	300	10,917
Huntington Ingalls Industries, Inc.	81	19,092
Intel Corp.	1,181	54,515
International Paper Co.	332	19,236
Intuit, Inc.	64	10,098
Invitation Homes, Inc.	2,006	47,281
IQVIA Holdings, Inc. (*)	136	13,314
Johnson & Johnson	634	88,582
Kinder Morgan, Inc.	2,264	40,910
Lear Corp.	237	41,868
Lockheed Martin Corp.	217	69,668
Lowe’s Cos., Inc.	565	52,511
Marsh & McLennan Cos., Inc.	281	22,871
Martin Marietta Materials, Inc.	116	25,641
MasterCard, Inc., Class A	158	23,915
McCormick & Co., Inc.	91	9,274
McDonald’s Corp.	460	79,175
Merck & Co., Inc.	205	11,535
Mettler-Toledo International, Inc. (*)	68	42,127
Microsoft Corp.	222	18,990
Motorola Solutions, Inc.	344	31,077
National Storage Affiliates Trust REIT	3,111	84,806
Newmont Mining Corp.	647	24,275
NIKE, Inc., Class B	315	19,703
Norfolk Southern Corp.	844	122,296
Northrop Grumman Corp.	258	79,183
Olin Corp.	778	27,681
Omnicom Group, Inc.	852	62,051
Palo Alto Networks, Inc. (*)	110	15,943
Paychex, Inc.	523	35,606
PG&E Corp.	2,269	101,719

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Pool Corp.	281	$36,432
Post Holdings, Inc. (*)	121	9,587
PPG Industries, Inc.	111	12,967
Prologis, Inc.	1,645	106,119
PS Business Parks, Inc. REIT	778	97,320
Public Storage REIT	281	58,729
Quest Diagnostics, Inc.	138	13,592
Range Resources Corp.	945	16,122
Raytheon Co.	156	29,305
Regions Financial Corp.	1,376	23,777
Republic Services, Inc.	391	26,435
Retail Opportunity Investments Corp. REIT	4,688	93,526
Schlumberger, Ltd.	246	16,578
Skyworks Solutions, Inc.	178	16,901
Spirit AeroSystems Holdings, Inc., Class A	300	26,175
Starbucks Corp.	983	56,454
Steel Dynamics, Inc.	358	15,441
Sunstone Hotel Investors, Inc. REIT	4,733	78,236
Sysco Corp.	1,520	92,310
Texas Instruments, Inc.	187	19,530
The Allstate Corp.	357	37,381
The Boeing Co.	240	70,778
The PNC Financial Services Group, Inc.	127	18,325
The TJX Cos., Inc.	333	25,461
The Travelers Cos., Inc.	139	18,854
Thermo Fisher Scientific, Inc.	269	51,078
Tyson Foods, Inc., Class A	426	34,536
Union Pacific Corp.	596	79,924
UnitedHealth Group, Inc.	106	23,369
Visa, Inc., Class A	339	38,653
Vulcan Materials Co.	142	18,229
Wal-Mart Stores, Inc.	712	70,310
Waste Management, Inc.	557	48,069
Waters Corp. (*)	117	22,603
Westlake Chemical Corp.	413	43,997
Weyerhaeuser Co. REIT	542	19,111
		5,022,729
Total Common Stocks (Cost $9,689,859)		10,828,550
Description	Security Currency	Principal Amount (000)	Fair Value

Foreign Government Obligations | 10.2%

Australia | 0.7%
Australia Government Bonds, 3.000%, 09/20/25	AUD	108	$118,542

Canada | 0.3%
Canadian Government Real Return Bonds, 2.000%, 12/01/41	CAD	61	63,892

France | 2.4%
French Republic Government Bonds OAT, 1.850%, 07/25/27	EUR	281	427,721

Italy | 1.9%
Italy Buoni Poliennali Del Tesoro:
0.100%, 05/15/22	EUR	128	157,371
3.100%, 09/15/26	EUR	128	185,857
			343,228
Mexico | 1.4%
Mexican Udibonos, 2.500%, 12/10/20	MXN	847	248,822

New Zealand | 0.8%
New Zealand Government Bonds, 3.000%, 09/20/30	NZD	165	142,770

Spain | 1.9%
Spain Government Inflation Linked Bonds:
0.300%, 11/30/21	EUR	121	153,647
1.800%, 11/30/24	EUR	140	193,796
			347,443
United Kingdom | 0.8%
United Kingdom Gilt Inflation Linked, 0.750%, 03/22/34	GBP	69	137,037

Total Foreign Government Obligations (Cost $1,656,566)			1,829,455

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

US Treasury Securities | 16.8%
Treasury Inflation Protected Securities:
0.125%, 04/15/20	USD	769	$767,500
1.125%, 01/15/21	USD	1,212	1,248,096
2.375%, 01/15/25	USD	205	234,248
2.500%, 01/15/29	USD	626	760,117

Total US Treasury Securities (Cost $3,034,073)			3,009,961
Description	Shares	Fair Value

Short-Term Investments | 9.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.15% (7 day yield) (^) (Cost $1,670,280)	1,670,280	$1,670,280

Total Investments | 96.6% (Cost $16,050,778) (¤)		$17,338,246

Cash and Other Assets in Excess of Liabilities | 3.4%		608,449

Net Assets | 100.0%		$17,946,695

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (continued)

Forward Currency Contracts open at December 31, 2017:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

CHF	1,852	USD	1,885	CIT	03/28/18	$27	$—
JPY	5,518,930	USD	49,352	CIT	01/11/18	—	363
NZD	112,406	USD	76,528	HSB	02/22/18	3,218	—
SEK	244,935	USD	29,113	HSB	02/22/18	958	—
SEK	276,454	USD	32,871	HSB	02/22/18	1,070	—
USD	114,853	AUD	151,369	HSB	02/22/18	—	3,420
USD	266,087	AUD	352,714	HSB	02/22/18	—	9,509
USD	173,118	AUD	226,094	SSB	03/28/18	—	3,518
USD	19,209	CAD	24,443	CIT	02/22/18	—	331
USD	41,477	CAD	52,782	HSB	02/22/18	—	716
USD	797,574	CAD	1,017,943	HSB	02/22/18	—	16,174
USD	59,890	CHF	58,962	HSB	02/22/18	—	844
USD	27,676	CHF	27,088	SSB	03/28/18	—	300
USD	1,326,240	EUR	1,115,237	CIT	03/28/18	—	21,442
USD	76,138	EUR	63,484	HSB	01/11/18	—	221
USD	1,017,699	EUR	861,571	HSB	01/11/18	—	18,607
USD	359,399	EUR	303,638	HSB	02/22/18	—	6,706
USD	90,452	GBP	68,061	CIT	02/22/18	—	1,762
USD	11,755	GBP	8,685	HSB	02/22/18	—	12
USD	33,287	GBP	25,046	HSB	02/22/18	—	647
USD	373,323	GBP	281,038	HSB	02/22/18	—	7,452
USD	52,581	GBP	39,232	SSB	03/28/18	—	640
USD	295,834	GBP	220,033	SSB	03/28/18	—	2,652
USD	157,213	HKD	1,225,935	HSB	02/22/18	145	—
USD	49,477	JPY	5,532,849	CIT	01/11/18	364	—
USD	511,131	JPY	57,122,728	HSB	02/22/18	3,043	—
USD	246,819	MXN	4,783,451	HSB	02/22/18	5,474	—
USD	86,339	NZD	126,981	CIT	02/22/18	—	3,747
USD	1,028	NZD	1,511	HSB	02/22/18	—	44
USD	201,063	SGD	272,448	HSB	02/22/18	—	2,955
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$14,299	$102,062

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Lazard Real Assets and Pricing Opportunities Portfolio (concluded)

Futures Contracts open at December 31, 2017 (^):

Type	Number of Contracts	Notional Amount	Expiration Date	Notional Cost	Fair Value	Unrealized Appreciation

Copper	1	$25,000	03/27/18	$74,454	$82,513	$8,059

Total Return Swap Agreements open at December 31, 2017 (^):

Pay	Currency	Counterparty	Notional Amount	Expiration Date	Receive	Payment Frequency	Unrealized Appreciation

0.00%	USD	GSC	$1,585,053	10/24/18	Appreciation, and dividends paid, on commodities in a custom momentum basket	Maturity	$41,318

The following table represents the commodity exposure expressed as a percentage of the notional amount of the individual commodity underlying the custom total return basket swap agreements with GSC, as of December 31, 2017:

Commodity	Commodity Exposure Expressed as a Percentage of Notional Amount

Aluminum	5.14%
Bean Oil	2.15
Brent Crude	8.37
Corn	6.99
Cotton	1.13
Gold	11.42
Copper	5.85
Heating Oil	3.34
Coffee	1.79
Kansas Wheat	0.97
Live Cattle	3.26
Lean Hogs	1.96
Natural Gas	9.12
Nickel	2.67
Gasoline (RBOB)	3.03
Soybeans	4.53
Sugar	2.02
Silver	3.75
Soy Meal	2.31
Wheat	4.31
Crude Oil	13.20
Zinc	2.69
Total	100.00%

The accompanying notes are an integral part of these financial statements.

28  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2017

(*)	Non-income producing security.
(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(•)	Lazard Real Assets and Pricing Opportunities Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.
(^)	The security is owned by Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., a wholly-owned subsidiary of the Portfolio. See Note 1 in the Notes to Financial Statements.

Security Abbreviations:
ADR	—	American Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound Sterling
HKD	—	Hong Kong Dollar

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
CAN	—	Canadian Imperial Bank of Commerce
CIT	—	Citibank NA
GSC	—	Goldman Sachs International
HSB	—	HSBC Bank USA NA

JPY	—	Japanese Yen
MXN	—	Mexican New Peso
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar

MEL	—	The Bank of New York Mellon Corp.
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Aerospace & Defense	—%	—%	1.8%
Airlines	—	—	0.6
Auto Components	—	—	0.6
Automobiles	—	—	0.1
Banks	—	—	1.9
Biotechnology	—	—	0.5
Building Products	—	—	0.2
Capital Markets	—	—	1.0
Chemicals	—	—	1.0
Commercial Services & Suppliers	—	—	0.5
Communications Equipment	—	—	0.5
Construction & Engineering	—	7.0	0.8
Construction Materials	—	—	0.4
Consumer Finance	—	—	0.1
Containers & Packaging	—	—	0.1
Distributors	—	—	0.2
Diversified Telecommunication Services	—	—	1.2
Electric Utilities	—	17.6	3.0
Electrical Equipment	—	—	0.1
Electronic Equipment, Instruments & Components	—	—	0.1
Energy Equipment & Services	—	—	0.4
Equity Real Estate Investment Trusts (REITs)	63.3	—	12.5
Food & Staples Retailing	—	—	1.6
Food Products	—	—	1.3
Gas Utilities	—	3.0	0.5
Health Care Providers & Services	—	—	0.5
Hotels, Restaurants & Leisure	1.2	—	1.4
Household Durables	—	—	0.2
Household Products	—	—	0.2
Independent Power and Renewable Electricity Producers	—	—	0.4
Industrial Conglomerates	—	—	0.8
Insurance	—	—	1.2
IT Services	—	—	0.8
Leisure Products	—	—	0.2
Life Sciences Tools & Services	—	—	0.7
Machinery	—	—	0.2
Media	—	7.6	2.0
Metals & Mining	—	—	0.7
Multiline Retail	—	—	0.4
Multi-Utilities	—	6.8	2.1
Oil, Gas & Consumable Fuels	—	7.6	2.4
Personal Products	—	—	0.2
Pharmaceuticals	—	—	0.9

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Industry†	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Real Estate Management & Development	31.9%	—%	5.1%
Road & Rail	—	9.7	2.3
Semiconductors & Semiconductor Equipment	—	—	0.6
Software	—	—	0.2
Specialty Retail	—	—	0.5
Technology Hardware, Storage & Peripherals	—	—	0.2
Textiles, Apparel & Luxury Goods	—	—	0.1
Trading Companies & Distributors	—	—	0.1
Transportation Infrastructure	—	24.8	3.4
Water Utilities	—	8.5	1.4
Wireless Telecommunication Services	—	—	0.1
Subtotal	96.4	92.6	60.3
Foreign Government Obligations	—	—	10.2
US Treasury Securities	—	—	16.8
Short-Term Investments	3.8	8.9	9.3
Total Investments	100.2%	101.5%	96.6%

† Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  31

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2017	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

ASSETS
Investments in securities, at fair value	$26,981,658	$66,388,771
Cash	—	—
Cash collateral on futures contracts due from broker	—	—
Foreign currency, at fair value	—	—
Receivables for:
Capital stock sold	3,033	30,635
Dividends and interest	270,458	314,164
Investments sold	—	—
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Prepaid expenses	9,034	7,332
Total assets	27,264,183	66,740,902

LIABILITIES
Payables for:
Management fees	49,969	69,938
Accrued custodian fees	20,012	19,185
Accrued distribution fees	3,208	10,146
Accrued professional services	21,252	21,291
Investments purchased	—	—
Capital stock redeemed	84,870	77,486
Variation margin on open futures contracts	—	—
Gross unrealized depreciation on forward currency contracts	—	—
Line of credit outstanding	—	—
Other accrued expenses and payables	4,521	6,946
Total liabilities	183,832	204,992
Net assets	$27,080,351	$66,535,910

NET ASSETS
Paid in capital	$43,143,648	$57,808,800
Undistributed (Distributions in excess of) net investment income (loss)	16,930	—
Accumulated net realized gain (loss)	(15,618,115)	442,661
Net unrealized appreciation (depreciation) on:
Investments	(462,112)	8,284,449
Foreign currency translations and forward currency contracts	—	—
Futures contracts	—	—
Swap agreements	—	—
Net assets	$27,080,351	$66,535,910

Institutional Shares
Net assets	$12,398,589	$18,724,446
Shares of capital stock outstanding*	1,692,390	993,322
Net asset value, offering and redemption price per share	$7.33	$18.85
Open Shares
Net assets	$14,681,762	$47,811,464
Shares of capital stock outstanding*	2,009,472	2,524,879
Net asset value, offering and redemption price per share	$7.31	$18.94
Cost of investments in securities	$27,443,770	$58,104,322
Cost of foreign currency	$—	$—

(a)	Consolidated Statement of Assets and Liabilities.

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio (a)

$5,204,001	$5,489,822,586	$17,338,246
—	—	406
—	—	3,080
16	28,455,894	8,581

—	20,231,235	1,124,395
16,958	12,359,107	44,941
—	5,369,815	2,908
27,998	—	73,161

—	—	14,299
—	—	41,318
5,334	—	4,827
5,254,307	5,556,238,637	18,656,162

—	4,138,824	—
29,442	573,414	69,088
285	135,733	27
25,606	32,468	30,798
—	80,492,458	455,068
—	4,537,176	—
—	—	200
—	54,685,362	102,062
—	—	50,000
5,499	357,417	2,224
60,832	144,952,852	709,467
$5,193,475	$5,411,285,785	$17,946,695

$4,758,254	$4,790,606,465	$16,858,857
21,049	(39,276,021)	(161,431)
936	141,473,453	494

413,289	573,548,767	1,287,468
(53)	(55,066,879)	(88,070)
—	—	8,059
—	—	41,318
$5,193,475	$5,411,285,785	$17,946,695

$3,830,787	$4,778,042,382	$17,811,603
246,774	298,732,092	1,662,975
$15.52	$15.99	$10.71

$1,362,688	$633,243,403	$135,092
87,901	39,560,407	12,627
$15.50	$16.01	$10.70
$4,790,400	$4,916,273,819	$16,050,778
$16	$28,461,345	$8,571

Annual Report  33

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2017	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

Investment Income (Loss)

Income
Dividends	$1,091,494	$1,853,768
Non-cash dividends	—	—
Interest	—	—
Total investment income*	1,091,494	1,853,768

Expenses
Management fees (Note 3)	251,312	561,848
Distribution fees (Open Shares)	46,113	132,033
Custodian fees	35,881	34,987
Administration fees	19,582	25,230
Shareholders’ reports	8,536	16,268
Registration fees	36,642	34,742
Professional services	40,495	41,222
Shareholders’ meeting	6,223	11,147
Directors’ fees and expenses	6,285	7,598
Shareholders’ services	27,870	31,099
Amortization of offering costs (Note 2(h))	—	—
Organization expenses (Note 2(h))	—	—
Other^	7,681	8,048
Total gross expenses	486,620	904,222
Management fees waived and expenses reimbursed	(95,010)	(12,732)
Administration and shareholders’ services fees waived	—	—
Total net expenses	391,610	891,490
Net investment income (loss)	699,884	962,278

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts, Futures Contracts and Swap Agreements
Net realized gain (loss) on:
Investments	102,341	5,407,448
Foreign currency transactions	—	—
Forward currency contracts	—	—
Futures contracts	—	—
Swap agreements	—	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	102,341	5,407,448
Net change in unrealized appreciation (depreciation) on:
Investments†	199,417	(890,356)
Foreign currency translations	—	—
Forward currency contracts	—	—
Futures contracts	—	—
Swap agreements	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, futures contracts and swap agreements	199,417	(890,356)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	301,758	4,517,092
Net increase (decrease) in net assets resulting from operations	$1,001,642	$5,479,370
* Net of foreign withholding taxes of	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$128,845
^ Includes interest on line of credit of	$895	$259

(a)	Consolidated Statement of Operations.

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio (a)

$148,382	$147,094,227	$293,574
—	12,443,609	—
—	—	126,950
148,382	159,537,836	420,524

40,871	42,387,620	109,331
3,418	1,574,837	180
56,576	819,180	111,939
15,368	498,046	16,964
3,430	311,360	6,016
33,991	221,852	20,342
44,511	171,503	54,222
2,421	151,350	1,997
5,153	143,471	15,495
26,094	119,943	24,890
—	—	127,847
—	—	7,203
5,734	106,779	5,640
237,567	46,505,941	502,066
(180,640)	—	(344,315)
(4,688)	—	(16,934)
52,239	46,505,941	140,817
96,143	113,031,895	279,707

198,684	505,754,385	258,986
902	1,156,888	(3,468)
—	(309,440,685)	(356,016)
—	—	(21,530)
—	—	49,302

199,586	197,470,588	(72,726)

354,217	522,370,422	1,287,468
162	(244,445)	(307)
—	(55,051,012)	(82,117)
—	—	8,059
—	—	41,318

354,379	467,074,965	1,254,421

553,965	664,545,553	1,181,695
$650,108	$777,577,448	$1,461,402
$5,823	$17,196,386	$19,232
$(312)	$—	$—
$27	$—	$11

Annual Report  35

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Realty Income Portfolio		Lazard US Realty Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$699,884	$699,704	$962,278	$1,097,472
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	102,341	(7,000,121)	5,407,448	1,617,975
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts, futures contracts and swap agreements	199,417	9,880,295	(890,356)	1,020,449
Net increase (decrease) in net assets resulting from operations	1,001,642	3,579,878	5,479,370	3,735,896
Distributions to shareholders
From net investment income
Institutional Shares	(495,171)	(947,450)	(336,557)	(309,698)
Open Shares	(566,755)	(1,134,154)	(725,168)	(774,528)
From net realized gains
Institutional Shares	—	—	(1,528,874)	(276,265)
Open Shares	—	—	(3,951,112)	(860,553)
Return of capital
Institutional Shares	—	(42,957)	—	—
Open Shares	—	(51,422)	—	—
Net decrease in net assets resulting from distributions	(1,061,926)	(2,175,983)	(6,541,711)	(2,221,044)
Capital stock transactions
Net proceeds from sales
Institutional Shares	2,826,413	1,946,921	3,978,753	3,069,870
Open Shares	938,843	1,187,060	3,900,457	12,642,246
Net proceeds from reinvestment of distributions
Institutional Shares	475,842	955,382	1,840,386	576,599
Open Shares	556,957	1,164,957	4,526,431	1,565,295
Cost of shares redeemed
Institutional Shares	(8,700,281)	(18,324,402)	(6,377,175)	(5,517,860)
Open Shares	(9,980,748)	(20,504,685)	(19,202,537)	(31,969,969)
Net increase (decrease) in net assets from capital stock transactions	(13,882,974)	(33,574,767)	(11,333,685)	(19,633,819)
Redemption fees (Note 2(j))
Institutional Shares	—	3	—	983
Open Shares	—	104	—	7
Net increase in net assets from redemption fees	—	107	—	990
Total increase (decrease) in net assets	(13,943,258)	(32,170,765)	(12,396,026)	(18,117,977)
Net assets at beginning of period	41,023,609	73,194,374	78,931,936	97,049,913
Net assets at end of period*	$27,080,351	$41,023,609	$66,535,910	$78,931,936
*Includes undistributed (distributions in excess of) net investment income (loss) of	$16,930	$—	$—	$—
Shares issued and redeemed
Institutional Shares†
Shares outstanding at beginning of period	2,420,955	4,614,237	1,013,228	1,116,969
Shares sold	382,275	270,587	199,657	156,260
Shares issued to shareholders from reinvestment of distributions	65,338	132,107	98,095	29,391
Shares redeemed	(1,176,178)	(2,595,976)	(317,658)	(289,392)
Net increase (decrease)	(728,565)	(2,193,282)	(19,906)	(103,741)
Shares outstanding at end of period	1,692,390	2,420,955	993,322	1,013,228
Open Shares†
Shares outstanding at beginning of period	3,161,749	5,692,814	3,050,064	3,995,207
Shares sold	127,736	164,138	194,919	641,672
Shares issued to shareholders from reinvestment of distributions	76,683	161,817	240,214	79,255
Shares redeemed	(1,356,696)	(2,857,020)	(960,318)	(1,666,070)
Net increase (decrease)	(1,152,277)	(2,531,065)	(525,185)	(945,143)
Shares outstanding at end of period	2,009,472	3,161,749	2,524,879	3,050,064

(a)	Consolidated Statements of Changes in Net Assets.
(b)	The Portfolio commenced operations on December 30, 2016.
†	The inception date for the Lazard Real Assets and Pricing Opportunities Portfolio Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Global Realty Equity Portfolio		Lazard Global Listed Infrastructure Portfolio		Lazard Real Assets and Pricing Opportunities Portfolio (a)
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Period Ended December 31, 2016 (b)

$96,143	$74,465	$113,031,895	$67,320,507	$279,707	$—

199,586	51,908	197,470,588	123,014,491	(72,726)	—

354,379	86,803	467,074,965	81,193,380	1,254,421	(5,646)

650,108	213,176	777,577,448	271,528,378	1,461,402	(5,646)

(111,094)	(83,166)	(75,970,334)	(65,512,225)	(200,932)	—
(36,021)	(43,091)	(11,527,674)	(10,807,540)	(1,078)	—

(56,514)	(582)	(231,436,916)	(28,350,404)	(201,739)	—
(20,280)	(264)	(31,852,693)	(4,660,792)	(1,564)	—

—	—	—	—	—	—
—	—	—	—	—	—
(223,909)	(127,103)	(350,787,617)	(109,330,961)	(405,313)	—

1,000,001	45,475	2,047,406,028	1,234,639,826	3,538,199	13,095,624
137,466	306,048	442,199,716	348,608,641	164,978	—

167,608	83,748	263,569,592	79,785,759	402,671	—
52,265	40,932	42,974,115	15,328,444	2,641	—

(76,128)	(1,320,190)	(834,047,015)	(675,758,638)	(272,334)	—
(516,531)	(608,645)	(371,380,188)	(321,183,690)	(35,527)	—

764,681	(1,452,632)	1,590,722,248	681,420,342	3,800,628	13,095,624

—	27	—	25,179	—	—
—	—	—	19,942	—	—
—	27	—	45,121	—	—
1,190,880	(1,366,532)	2,017,512,079	843,662,880	4,856,717	13,089,978
4,002,595	5,369,127	3,393,773,706	2,550,110,826	13,089,978	—
$5,193,475	$4,002,595	$5,411,285,785	$3,393,773,706	$17,946,695	$13,089,978

$21,049	$21,651	$(39,276,021)	$74,531,919	$(161,431)	$5,646

172,535	250,075	206,858,471	160,699,463	1,309,562	—
68,213	3,050	126,908,791	89,610,493	341,080	1,309,562

10,967	5,780	16,317,320	5,708,087	38,062	—
(4,941)	(86,370)	(51,352,490)	(49,159,572)	(25,729)	—
74,239	(77,540)	91,873,621	46,159,008	353,413	1,309,562
246,774	172,535	298,732,092	206,858,471	1,662,975	1,309,562

110,297	128,369	32,579,713	29,287,607	—	—
9,223	20,832	27,109,459	25,457,936	15,804	—

3,425	2,843	2,652,932	1,095,859	249	—
(35,044)	(41,747)	(22,781,697)	(23,261,689)	(3,426)	—
(22,396)	(18,072)	6,980,694	3,292,106	12,627	—
87,901	110,297	39,560,407	32,579,713	12,627	—

Annual Report  37

The Lazard Funds, Inc. Financial Highlights

LAZARD US REALTY INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$7.36	$7.11		$8.42	$7.44	$8.57
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.11	^	0.37	0.29	0.47
Net realized and unrealized gain (loss)	0.07	0.45		(1.15)	1.30	(0.27)
Total from investment operations	0.23	0.56		(0.78)	1.59	0.20
Less distributions from:
Net investment income	(0.26)	(0.30)		(0.37)	(0.32)	(0.34)
Net realized gains	—	—		(0.16)	(0.29)	(0.99)
Return of capital	—	(0.01)		—	—	—
Total distributions	(0.26)	(0.31)		(0.53)	(0.61)	(1.33)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$7.33	$7.36		$7.11	$8.42	$7.44

Total Return (c)	3.20%	8.01	%^	–9.50%	21.54%	2.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,399	$17,815		$32,806	$66,942	$47,222
Ratios to average net assets:
Net expenses	1.00%	1.00	%^	0.98%	0.96%	0.95%
Gross expenses	1.32%	1.20%		0.98%	0.96%	0.98%
Net investment income (loss)	2.23%	1.42	%^	4.59%	3.52%	5.29%
Portfolio turnover rate	73%	75%		60%	53%	104%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$7.34	$7.09		$8.40	$7.43	$8.56
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.09	^	0.34	0.26	0.44
Net realized and unrealized gain (loss)	0.06	0.45		(1.15)	1.30	(0.26)
Total from investment operations	0.21	0.54		(0.81)	1.56	0.18
Less distributions from:
Net investment income	(0.24)	(0.28)		(0.34)	(0.30)	(0.32)
Net realized gains	—	—		(0.16)	(0.29)	(0.99)
Return of capital	—	(0.01)		—	—	—
Total distributions	(0.24)	(0.29)		(0.50)	(0.59)	(1.31)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$7.31	$7.34		$7.09	$8.40	$7.43

Total Return (c)	2.90%	7.73	%^	–9.77%	21.35%	1.99%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,682	$23,208		$40,388	$87,782	$66,834
Ratios to average net assets:
Net expenses	1.30%	1.30	%^	1.23%	1.24%	1.22%
Gross expenses	1.56%	1.44%		1.23%	1.24%	1.24%
Net investment income (loss)	1.97%	1.19	%^	4.20%	3.19%	4.86%
Portfolio turnover rate	73%	75%		60%	53%	104%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

38  Annual Report

LAZARD US REALTY EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$19.37	$18.93	$19.71	$16.05	$17.40
Income (loss) from investment operations:
Net investment income (loss) (a)	0.31	0.29	0.33	0.28	0.41
Net realized and unrealized gain (loss)	1.18	0.72	0.55	3.85	(0.10)
Total from investment operations	1.49	1.01	0.88	4.13	0.31
Less distributions from:
Net investment income	(0.37)	(0.31)	(0.38)	(0.20)	(0.25)
Net realized gains	(1.64)	(0.26)	(1.28)	(0.27)	(1.41)
Total distributions	(2.01)	(0.57)	(1.66)	(0.47)	(1.66)
Redemption fees	—	— (b)	— (b)	— (b)	—
Net asset value, end of period	$18.85	$19.37	$18.93	$19.71	$16.05

Total Return (c)	7.93%	5.31%	4.63%	25.70%	1.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,724	$19,625	$21,143	$21,806	$7,844
Ratios to average net assets:
Net expenses	1.02%	1.05%	1.05%	1.05%	1.13%
Gross expenses	1.09%	1.12%	1.09%	1.18%	1.27%
Net investment income (loss)	1.55%	1.50%	1.64%	1.50%	2.28%
Portfolio turnover rate	32%	41%	51%	43%	98%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$19.44	$19.00	$19.78	$16.11	$17.45
Income (loss) from investment operations:
Net investment income (loss) (a)	0.25	0.23	0.26	0.19	0.33
Net realized and unrealized gain (loss)	1.20	0.72	0.56	3.90	(0.06)
Total from investment operations	1.45	0.95	0.82	4.09	0.27
Less distributions from:
Net investment income	(0.31)	(0.25)	(0.32)	(0.15)	(0.20)
Net realized gains	(1.64)	(0.26)	(1.28)	(0.27)	(1.41)
Total distributions	(1.95)	(0.51)	(1.60)	(0.42)	(1.61)
Redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$18.94	$19.44	$19.00	$19.78	$16.11

Total Return (c)	7.69%	4.99%	4.34%	25.33%	1.58%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,811	$59,307	$75,907	$88,897	$60,823
Ratios to average net assets:
Net expenses	1.30%	1.34%	1.32%	1.35%	1.36%
Gross expenses	1.30%	1.34%	1.32%	1.42%	1.41%
Net investment income (loss)	1.24%	1.17%	1.32%	1.01%	1.83%
Portfolio turnover rate	32%	41%	51%	43%	98%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  39

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$14.16	$14.19	$15.17	$15.49	$16.98
Income (loss) from investment operations:
Net investment income (loss) (a)	0.32	0.22	0.27	0.34	0.30
Net realized and unrealized gain (loss)	1.75	0.19	(0.24)	1.29	(0.18)
Total from investment operations	2.07	0.41	0.03	1.63	0.12
Less distributions from:
Net investment income	(0.47)	(0.44)	(0.56)	(0.61)	(0.50)
Net realized gains	(0.24)	— (b)	(0.45)	(1.34)	(0.96)
Return of capital	—	—	—	—	(0.15)
Total distributions	(0.71)	(0.44)	(1.01)	(1.95)	(1.61)
Redemption fees	—	— (b)	— (b)	—	—
Net asset value, end of period	$15.52	$14.16	$14.19	$15.17	$15.49

Total Return (c)	14.69%	2.85%	0.36%	10.35%	0.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,831	$2,443	$3,549	$4,779	$5,320
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.05%	1.13%	1.22%
Gross expenses	4.67%	5.25%	4.97%	3.79%	5.49%
Net investment income (loss)	2.12%	1.56%	1.74%	2.04%	1.79%
Portfolio turnover rate	82%	38%	56%	84%	81%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$14.14	$14.18	$15.16	$15.48	$16.97
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.19	0.23	0.29	0.25
Net realized and unrealized gain (loss)	1.76	0.16	(0.24)	1.29	(0.18)
Total from investment operations	2.02	0.35	(0.01)	1.58	0.07
Less distributions from:
Net investment income	(0.42)	(0.39)	(0.52)	(0.56)	(0.45)
Net realized gains	(0.24)	— (b)	(0.45)	(1.34)	(0.96)
Return of capital	—	—	—	—	(0.15)
Total distributions	(0.66)	(0.39)	(0.97)	(1.90)	(1.56)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$15.50	$14.14	$14.18	$15.16	$15.48

Total Return (c)	14.36%	2.47%	0.06%	10.05%	0.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,363	$1,560	$1,820	$2,016	$2,365
Ratios to average net assets:
Net expenses	1.30%	1.30%	1.35%	1.43%	1.54%
Gross expenses	5.62%	5.96%	5.55%	4.26%	5.81%
Net investment income (loss)	1.69%	1.28%	1.47%	1.76%	1.45%
Portfolio turnover rate	82%	38%	56%	84%	81%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

40  Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$14.17	$13.42		$13.72	$13.13	$10.96
Income (loss) from investment operations:
Net investment income (loss) (a)	0.39	0.31	^	0.33	0.34	0.35
Net realized and unrealized gain (loss)	2.54	0.92		0.89	2.01	2.53
Total from investment operations	2.93	1.23		1.22	2.35	2.88
Less distributions from:
Net investment income	(0.29)	(0.34)		(1.17)	(1.04)	(0.33)
Net realized gains	(0.82)	(0.14)		(0.35)	(0.72)	(0.38)
Total distributions	(1.11)	(0.48)		(1.52)	(1.76)	(0.71)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.99	$14.17		$13.42	$13.72	$13.13

Total Return (c)	20.73%	9.30	%^	9.30%	17.95%	26.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,778,042	$2,931,161		$2,156,325	$1,372,216	$641,127
Ratios to average net assets:
Net expenses	0.95%	0.96	%^	0.96%	0.98%	1.01%
Gross expenses	0.95%	0.96%		0.96%	0.98%	1.01%
Net investment income (loss)	2.44%	2.29	%^	2.32%	2.35%	2.80%
Portfolio turnover rate	33%	35%		34%	41%	35%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$14.20	$13.45		$13.74	$13.15	$10.97
Income (loss) from investment operations:
Net investment income (loss) (a)	0.35	0.29	^	0.31	0.29	0.30
Net realized and unrealized gain (loss)	2.55	0.91		0.88	2.02	2.55
Total from investment operations	2.90	1.20		1.19	2.31	2.85
Less distributions from:
Net investment income	(0.27)	(0.31)		(1.13)	(1.00)	(0.29)
Net realized gains	(0.82)	(0.14)		(0.35)	(0.72)	(0.38)
Total distributions	(1.09)	(0.45)		(1.48)	(1.72)	(0.67)
Redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of period	$16.01	$14.20		$13.45	$13.74	$13.15

Total Return (c)	20.47%	9.01	%^	9.06%	17.61%	26.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$633,243	$462,613		$393,786	$145,901	$41,095
Ratios to average net assets:
Net expenses	1.21%	1.22	%^	1.23%	1.29%	1.32%
Gross expenses	1.21%	1.22%		1.23%	1.29%	1.32%
Net investment income (loss)	2.16%	2.09	%^	2.19%	2.04%	2.42%
Portfolio turnover rate	33%	35%		34%	41%	35%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

Annual Report  41

LAZARD REAL ASSETS AND PRICING OPPORTUNITIES PORTFOLIO^

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/17	For the Period 12/30/16* to 12/31/16

Institutional Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	—
Net realized and unrealized gain (loss)	0.78	— (b)
Total from investment operations	0.97	— (b)
Less distributions from:
Net investment income	(0.13)	—
Net realized gains	(0.13)	—
Total distributions	(0.26)	—
Net asset value, end of period	$10.71	$10.00

Total Return (c)	9.80%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,812	$13,090
Ratios to average net assets (d):
Net expenses	0.90%	0.00%
Gross expenses	3.13%	3.49%
Net investment income (loss)	1.79%	0.00%
Portfolio turnover rate	76%	0%

Selected data for a share of capital stock outstanding throughout the period	For the Period 1/9/17* to 12/31/17

Open Shares
Net asset value, beginning of period	$10.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18
Net realized and unrealized gain (loss)	0.74
Total from investment operations	0.92
Less distributions from:
Net investment income	(0.12)
Net realized gains	(0.13)
Total distributions	(0.25)
Net asset value, end of period	$10.70

Total Return (c)	9.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$135
Ratios to average net assets (d):
Net expenses	1.15%
Gross expenses	20.65%
Net investment income (loss)	1.69%
Portfolio turnover rate	76%

^	Consolidated Financial Highlights.
*	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

42  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2017

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-four no-load portfolios (each referred to as a “Portfolio”).This report includes only the financial statements of US Realty Income, US Realty Equity, Global Realty Equity, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios. The financial statements of other Portfolios are presented separately.

The Portfolios, other than US Realty Equity and Global Realty Equity Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus).

Lazard Real Assets and Pricing Opportunities Portfolio commenced investment operations and issued Institutional Shares on December 30, 2016. Lazard Real Assets and Pricing Opportunities Portfolio, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands, was incorporated on October 7, 2016 and commenced operations on December 30, 2016. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objectives and policies as described in its prospectus. The Portfolio expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All inter-company balances and transactions have been eliminated in consolidation. As of December 31, 2017, net assets of the Portfolio were $17,946,695, of which $1,715,846, or 9.56%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at their net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trad-

Annual Report   43

ing on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market.

Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Global Listed Infrastructure Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Global Listed Infrastructure Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund

44  Annual Report

are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2017, the Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios traded in forward currency contracts.

(d) Futures Contracts—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Annual Report   45

During the year ended December 31, 2017, the Real Assets and Pricing Opportunities Portfolio traded in futures contracts.

(e) Commodity-Linked Swap Agreements—Commodity-linked swap agreements involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index or basket of reference commodities or commodity indexes underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2017, the Real Assets and Pricing Opportunities Portfolio traded in commodity-linked swap agreements.

(f) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term
US Realty Income	$(2,620,638)	$(12,971,246)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the following Portfolio elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
Global Listed Infrastructure	$—	$(93,922,538)

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Realty Income	$27,470,001	$762,114	$1,250,457	$(488,343)
US Realty Equity	58,161,229	9,646,291	1,418,749	8,227,542
Global Realty Equity	4,871,611	437,728	105,338	332,390
Global Listed Infrastructure	4,953,957,053	763,712,378	227,846,845	535,865,533
Real Assets and Pricing Opportunities	16,093,412	1,370,117	254,758	1,115,359

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(g) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that US Realty Income, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios’ dividends from net investment income

46   Annual Report

(if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carry-forwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The US Realty Equity and Global Listed Infrastructure Portfolios intend, on their 2017 tax returns, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolios’ undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolios would otherwise be required to distribute as dividends to shareholders in order for the Portfolios to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to nonredeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolios’ shares, the total return on a shareholder’s investment is not affected by the Portfolios’ use of equalization.

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Real Assets and Pricing Opportunities Portfolio’s ordinary income and/or capital gains for that year, or any future tax year.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Realty Income	$(522,484)	$378,972	$143,512
US Realty Equity	729,857	99,447	(829,304)
Global Realty Equity	(1)	50,370	(50,369)
Global Listed Infrastructure	(70,013,125)	(139,341,827)	209,354,952
Real Assets and Pricing Opportunities	(31,749)	(244,774)	276,523

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2017	2016	2017	2016

US Realty Income*	$1,061,926	$2,081,604	$—	$—
US Realty Equity	1,164,385	1,077,683	5,377,326	1,143,361
Global Realty Equity	147,115	126,977	76,794	126
Global Listed Infrastructure	88,165,301	83,080,443	262,622,316	26,250,518
Real Assets and Pricing Opportunities	401,034	—	4,279	—

* US Realty Income Portfolio had return of capital distributions of $94,379 in 2016.

At December 31, 2017, the components of distributable earnings, on a tax basis, were as follows:

Annual Report   47

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

US Realty Income	$16,930	$(15,591,884)	$(488,343)
US Realty Equity	—	499,568	8,227,542
Global Realty Equity	78,104	25,092	332,025
Global Listed Infrastructure	(93,922,538)	179,117,842	535,484,016
Real Assets and Pricing Opportunities	4,279	753	1,082,806

Concurrent with the distributions paid throughout the year, the US Realty Income, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios may issue notices pursuant to Section 19(a) of the 1940 Act (the “Notices”) stating that, as of the date of the Notices, the Portfolios had currently estimated that they had distributed more than their net investment income. For 2017, the Portfolios did not make distributions in excess of their net investment income and realized capital gains. The Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon each Portfolio’s investments during the year and may be subject to changes based on tax regulations. The Portfolios will send shareholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(h) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(i) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund”

and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

48  Annual Report

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Realty Income	0.75%
US Realty Equity (a)	0.75
Global Realty Equity	0.85
Global Listed Infrastructure	0.90
Real Assets and Pricing Opportunities	0.70

(a)	From January 1, 2017 to June 6, 2017, percentage was 0.80%.

The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, the Real Assets and Pricing Opportunities Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

The Investment Manager has voluntarily agreed, until May 1 of the year shown below (except as noted), to waive its fees and, if necessary, reimburse the Portfolios if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the following percentages of the value of the Portfolios’ average daily net assets for the respective shares:

Portfolio	Institutional Shares	Open Shares	Year

US Realty Income	1.00%	1.30%	2018
US Realty Equity	1.00	1.30	2027	(a)
Global Realty Equity	1.00	1.30	2018
Global Listed Infrastructure	1.30	1.60	2027	(b)
Real Assets and Pricing Opportunities	0.90	1.15	2018	(c)

(a)	Agreement is through May 1, 2027. From January 1, 2017 through June 6, 2017, percentages were 1.05% and 1.35%, respectively.
(b)	Agreement is through May 1, 2027.
(c)	Agreement is until December 30, 2018.

During the year ended December 31, 2017, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Realty Income	$47,790	$—	$47,220	$—
US Realty Equity	12,732	—	—	—
Global Realty Equity	29,230	93,634	11,641	46,135
Real Assets and Pricing Opportunities	108,833	227,723	498	7,261

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services. For the year ended December 31, 2017, State Street waived its fund administration fee as follows:

Portfolio	Amount
Global Realty Equity	$4,688
Real Assets and Pricing Opportunities	4,688

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced man-

Annual Report  49

agement fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the year ended December 31, 2017, BFDS waived $12,246 of its fee for the Real Assets and Pricing Opportunities Portfolio.

On January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director (an “Independent Director”

is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $20,000 to the Audit Committee Chair. Effective January 1, 2018, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director, and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

Portfolio	Purchases	Sales

US Realty Income	$23,837,112	$37,272,678
US Realty Equity	23,147,483	40,383,073
Global Realty Equity	4,418,340	3,868,246
Global Listed Infrastructure	2,421,511,867	1,435,123,249
Real Assets and Pricing Opportunities	10,209,227	10,676,779

	US Treasury Securities
Portfolio	Purchases	Sales
Real Assets and Pricing Opportunities	$2,058,960	$352,573

For the year ended December 31, 2017, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

50  Annual Report

At December 31, 2017, the Investment Manager owned 62.83% of the outstanding shares of the Global Realty Equity Portfolio.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2017, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Realty Income	$347,842	$1,534,000	1.85%	43
US Realty Equity	241,538	355,000	1.96	13
Global Realty Equity	20,231	70,000	1.85	26
Real Assets and Pricing Opportunities	50,000	50,000	2.56	3

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. For Portfolios other than the Global Listed Infrastructure Portfolio, the Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Realty Companies, Real Estate Investments and REITs Risk—Portfolios that invest in Realty Companies, Real Estate Investments and/or REITs could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of a Portfolio could lead to securities

Annual Report  51

investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITS are subject to similar risks as Real Estate Investments and Realty Companies. The risks related to investments in Real Estate Investments and Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(e) Infrastructure Companies Risk—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, includ-

ing high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to: regulation by various government authorities, including rate regulation; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; general changes in market sentiment towards infrastructure and utilities assets; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; and technological innovations that may render existing plants, equipment or products obsolete.

(f) Subsidiary Risk—The Real Assets and Pricing Opportunities Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

(g) Tax Status Risk—Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Real Assets and Pricing Opportunities Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of some of the Portfolio’s investments in the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the Internal Revenue Service, or

52  Annual Report

otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(h) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(i) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US

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and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

(j) Commodities-Related Investments Risk—Exposure to the commodities markets may subject the Real Assets and Pricing Opportunities Portfolio and the Subsidiary to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed-income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price.

Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

(k) Inflation-Indexed Security Risk—Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a Portfolio may be required to make annual distributions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

(l) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain

54  Annual Report

Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value

Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report  55

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2017:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

US Realty Income Portfolio
Preferred Stocks*	$7,846,329	$—	$—	$7,846,329
Real Estate Investment Trusts*	18,774,883	—	—	18,774,883
Short-Term Investments	360,446	—	—	360,446
Total	$26,981,658	$—	$—	$26,981,658
US Realty Equity Portfolio
Common Stocks*	$1,959,534	$—	$—	$1,959,534
Real Estate Investment Trusts*	62,918,479	—	—	62,918,479
Short-Term Investments	1,510,758	—	—	1,510,758
Total	$66,388,771	$—	$—	$66,388,771
Global Realty Equity Portfolio
Common Stocks*
Brazil	$—	$68,666	$—	$68,666
Canada	68,822	—	—	68,822
China	—	171,630	—	171,630
Germany	—	216,090	—	216,090
Hong Kong	61,232	278,121	—	339,353
India	—	50,662	—	50,662
Japan	—	376,461	—	376,461
Mexico	11,646	—	—	11,646
Philippines	—	117,100	—	117,100
Singapore	—	130,122	—	130,122
Sweden	—	65,133	—	65,133
United Arab Emirates	—	41,423	—	41,423
United States	63,929	—	—	63,929
Real Estate Investment Trusts*
Australia	—	99,494	—	99,494
France	—	181,936	—	181,936
Germany	—	51,505	—	51,505
Hong Kong	—	143,808	—	143,808
Japan	—	84,564	—	84,564
Mexico	70,107	—	—	70,107
Spain	—	80,107	—	80,107
United Kingdom	—	318,382	—	318,382
United States	2,255,216	—	—	2,255,216
Short-Term Investments	197,845	—	—	197,845
Total	$2,728,797	$2,475,204	$—	$5,204,001
Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$458,129,871	$—	$458,129,871
France	—	607,688,886	—	607,688,886
Germany	—	246,866,601	—	246,866,601
Italy	—	1,370,701,102	—	1,370,701,102
Luxembourg	—	203,803,963	—	203,803,963
Portugal	—	61,475,424	—	61,475,424
Spain	—	594,203,535	—	594,203,535
United Kingdom	—	706,108,697	—	706,108,697
United States	761,470,370	—	—	761,470,370
Short-Term Investments	479,374,137	—	—	479,374,137
Total	$1,240,844,507	$4,248,978,079	$—	$5,489,822,586

56  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(54,685,362)	$—	$(54,685,362)
Real Assets and Pricing Opportunities Portfolio
Assets:
Common Stocks*
Australia	$—	$492,764	$—	$492,764
Canada	887,331	—	—	887,331
China	—	105,728	—	105,728
Denmark	—	24,247	—	24,247
France	12,549	354,187	—	366,736
Germany	—	338,908	—	338,908
Hong Kong	6,042	414,929	—	420,971
Ireland	12,920	22,880	—	35,800
Italy	—	582,219	—	582,219
Japan	—	632,936	—	632,936
Luxembourg	84,491	49,865	—	134,356
Mexico	48,576	—	—	48,576
Netherlands	—	42,401	—	42,401
New Zealand	—	39,398	—	39,398
Norway	—	26,526	—	26,526
Philippines	—	74,950	—	74,950
Singapore	—	252,027	—	252,027
Spain	—	344,001	—	344,001
Sweden	—	59,745	—	59,745
Switzerland	—	86,161	—	86,161
United Kingdom	—	810,040	—	810,040
United States	5,022,729	—	—	5,022,729
Foreign Government Obligations*	—	1,829,455	—	1,829,455
US Treasury Securities	—	3,009,961	—	3,009,961
Short-Term Investments	1,670,280	—	—	1,670,280
Other Financial Instruments†
Forward Currency Contracts	—	14,299	—	14,299
Futures Contracts	8,059	—	—	8,059
Total Return Swap Agreements	—	41,318	—	41,318
Total	$7,752,977	$9,648,945	$—	$17,401,922
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(102,062)	$—	$(102,062)
*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Realty Equity, Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’

investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the year ended December 31, 2017, securities valued at the following amounts were transferred from Level 1 to Level 2:

Annual Report  57

Portfolio	Amount

Global Listed Infrastructure	$67,966,524
Real Assets and Pricing Opportunities	293,842

There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2017.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Global Listed Infrastructure Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$3,624,600,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$54,685,362

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$(309,440,685)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(55,051,012)

Real Assets and Pricing Opportunities Portfolio

During the year ended December 31, 2017, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$5,900,000
Futures contracts	$100,000	*
Swap agreements	$1,300,000	†

*	Represents average monthly notional exposure for the nine months the derivative instrument was open during the period.
†	Represents average monthly notional exposure for the five months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017:

Fair Value

Asset Derivatives
Commodity Risk:
Gross unrealized appreciation on futures contracts	$8,059
Equity Risk:
Gross unrealized appreciation on swap agreements	$41,318
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$14,299
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$102,062

58  Annual Report

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 was:

Amount

Realized Gain (Loss) on Derivatives
Commodity Risk:
Net realized gain (loss) on futures contracts	$(21,530)
Equity Risk:
Net realized gain (loss) on swap agreements	$49,302
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$(356,016)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Commodity Risk:
Net change in unrealized appreciation (depreciation) on futures contracts	$8,059
Equity Risk:
Net change in unrealized appreciation (depreciation) on swap agreements	$41,318
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(82,117)

See Notes 2(c), 2(d) and 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2017.

As of December 31, 2017, the Global Listed Infrastructure and Real Assets and Pricing Opportunities Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of December 31, 2017:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$54,685,362	$—	$54,685,362

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

BNP Paribas SA	$8,148,843	$—	$—	$8,148,843
Canadian Imperial Bank of Commerce	4,053,778	—	—	4,053,778
Citibank NA	8,972,674	—	—	8,972,674
HSBC Bank USA NA	8,771,746	—	—	8,771,746
Royal Bank of Canada	8,661,981	—	—	8,661,981
Standard Chartered Bank	1,329,999	—	—	1,329,999
State Street Bank and Trust Co.	7,995,640	—	—	7,995,640
The Bank of New York Mellon Corp.	6,750,701	—	—	6,750,701
Total	$54,685,362	$—	$—	$54,685,362

Annual Report  59

Real Assets and Pricing Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$14,299	$—	$14,299
Swap Agreements	41,318	—	41,318
Total	$55,617	$—	$55,617

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$391	$(391)	$—	$—
Goldman Sachs International	41,318	—	—	41,318
HSBC Bank USA NA	13,908	(13,908)	—	—
Total	$55,617	$(14,299)	$—	$41,318

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$102,062	$—	$102,062

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$27,645	$(391)	$—	$27,254
HSBC Bank USA NA	67,307	(13,908)	—	53,399
State Street Bank and Trust Co.	7,110	—	—	7,110
Total	$102,062	$(14,299)	$—	$87,763

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that, aside from items previously disclosed within the Notes to Financial Statements and the following , there were no subsequent events that required adjustment or disclosure.

On February 28, 2018, the Board approved merging the US Realty Income Portfolio (the “Acquired Portfolio”) into the US Realty Equity Portfolio in a tax-free reorganization (the “Merger”). The Merger would require the approval of the shareholders of the Acquired Portfolio.

60  Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio and Lazard Real Assets and Pricing Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, and Lazard Global Listed Infrastructure Portfolio, four of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes to the financial statements. The financial highlights for the year ended December 31, 2013 were audited by other auditors whose report, dated February 28, 2014, expressed an unqualified opinion on those financial highlights. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Lazard Real Assets and Pricing Opportunities Portfolio (collectively, with the portfolios mentioned above, the “Portfolios), one of the portfolios constituting the Fund, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and consolidated financial highlights for each of the periods presented, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, and Lazard Global Listed Infrastructure Portfolio, as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the consolidated financial position of Lazard Real Assets and Pricing Opportunities Portfolio, as of December 31, 2017, and the consolidated results of its operations for the year then ended, the consolidated changes in its net assets and consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in

Annual Report  61

the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE &TOUCHE LLP
New York, New York
February 28, 2018

We have served as the auditor of one or more Lazard Fund Complex investment companies since 2004.

62  Annual Report

The Lazard Funds, Inc. Proxy Voting Results (unaudited)

A Joint Special Meeting of Shareholders of the Fund and Lazard Retirement Series, Inc. was held on October 20, 2017, to vote on the following proposals. Except as noted below, the proposals received the required number of votes of shareholders and were adopted.

Proposal 1:

To elect each of Franci J. Blassberg, Trevor W. Morrison and Nathan A. Paul as a Fund Director.

Director	For	Withhold Authority

Franci J. Blassberg	1,322,185,144	18,431,907
Trevor W. Morrison	1,323,575,840	17,041,212
Nathan A. Paul	1,331,727,319	8,889,732

Proposal 2A:

To approve revising the Portfolio’s fundamental investment restrictions on issuing senior securities, borrowing and pledging or mortgaging its assets.

Portfolio	For	Against	Abstain

US Realty Income*	1,653,938	50,015	20,435
US Realty Equity*	720,296	67,708	37,321
Global Realty Equity	273,075	897	—
Global Listed Infrastructure*	139,809,829	3,571,023	3,284,232

Proposal 2B:

To approve revising the Portfolio’s fundamental investment restrictions on purchasing or selling commodities or commodities contracts.

Portfolio	For	Against	Abstain

US Realty Income*	1,657,204	46,923	20,261
US Realty Equity*	291,473	96,244	37,608
Global Realty Equity	273,075	897	—
Global Listed Infrastructure	141,508,487	3,647,895	1,508,699

Proposal 2C:

To approve revising the Portfolio’s fundamental investment restriction on purchasing securities on margin.

Portfolio	For	Against	Abstain

Global Listed Infrastructure*	138,806,522	6,314,428	1,544,132

* Proposal did not receive the required number of votes of shareholders and was not adopted.

Annual Report  63

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (46)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (73)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

64  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (57)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report  65

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (47)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

66  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2017

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2017:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

US Realty Income	2.18%
US Realty Equity	0.15
Global Realty Equity	30.29
Global Listed Infrastructure	20.07
Real Assets and Pricing Opportunities	51.92

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

US Realty Income	2.15%
US Realty Equity	0.15
Global Realty Equity	0.10
Global Listed Infrastructure	11.95
Real Assets and Pricing Opportunities	14.90

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report  67

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza New

York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

P.O. Box 8514
Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square
New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com LZDPS028

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $698,307 in 2016 and $1,560,778 in 2017 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $163,000 in 2016 and $175,000 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $325,955 in 2016 and $418,721 in 2017. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $114,275 in 2016 and $209,208 in 2017. The aggregate fees billed in the Reporting Periods for

Tax Services provided by the Auditor to Service Affiliates which required preapproval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Preapproval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,152,787 in 2016 and $938,003 in 2017.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be preapproved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. Subsequent to December 31, 2017, but prior to the evaluation of the design and operation of the Registrant’s disclosure controls and procedures as of March 8, 2018, the Registrant revised its internal control over financial reporting to improve the effectiveness of the controls related to certain expense payments.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, as discussed above, subsequent to December 31, 2017, the Registrant has enhanced controls related to certain expense payments.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/	Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date March 8, 2018

By	/s/	Christopher Snively
Christopher Snively
Chief Financial Officer

Date March 8, 2018